UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

200 BERKLEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: August 31
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Date of reporting period: August 31, 2020
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared nine annual reports to shareholders for the period ended August 31, 2020. The first report applies to the Blue Chip Growth Fund, the second report applies to the Emerging Markets Fund, the third report applies to the Emerging Markets Debt Fund, the fourth report applies to the Equity Income Fund, the fifth report applies to the Fundamental Global Franchise Fund, the sixth report applies to the Global Equity Fund, the seventh report applies to the International Small Company Fund, the eighth report applies to the Small Cap Growth Fund, and the ninth report applies to the Small Cap Value Fund.

John Hancock

Blue Chip Growth Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy, and by the end of the first quarter, equity markets began to rise. This comeback gathered momentum, particularly for large-cap U.S. growth stocks, during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in most of the United States, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Blue Chip Growth Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
40	Statement regarding liquidity risk management
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charges)[1]
S&P 500 Index
Morningstar large growth fund category average
40.25
21.94
35.35
22.64
14.52
20.06
19.83
14.46
16.93
19.63
15.16
16.19
1 year
3 year
5 year
10 year

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities rallied during the period

Despite the sharp sell-off in February and March brought about by COVID-19, stocks delivered strong gains in the 12-month period.

The fund outperformed its benchmark

Sector allocation made the largest contribution, highlighted by an overweight in information technology and an underweight in energy.

Stock selection also contributed

The fund's holdings outpaced the corresponding index components by the widest margin in the communication services and consumer discretionary sectors.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       3

Manager's discussion of fund performance

Can you describe the market environment during the 12 months ended August 31, 2020?

Despite suffering their worst decline since the 2008 global financial crisis in the first calendar quarter of 2020, U.S. equities posted robust gains for the period. As the accelerating coronavirus pandemic led to the shutdown of significant portions of the global economy, investors responded by selling stocks and moving into lower-risk assets. The market began to rebound in late March following the passage of emergency monetary and fiscal measures in response to the rapid economic contraction. Progress in the battle against the coronavirus, together with the gradual reopening of businesses and public facilities, helped the rally continue through the end of the period.

What aspects of the fund's positioning helped and hurt relative performance?

The fund generated strong returns and outpaced its benchmark, the S&P 500 Index, by a wide margin. Effective sector allocation was the primary driver of performance, followed by favorable stock selection. With regard to the former, the fund benefited from being appropriately positioned in all 11 sectors of the benchmark. The largest contributions came from information technology (the best-performing sector in the index) and an underweight in energy (the weakest performer). The fund also

TOP 10 HOLDINGS AS OF 8/31/20 (%)		COUNTRY COMPOSITION AS OF 8/31/20 (%)
Amazon.com, Inc.	12.5	United States	88.9
Facebook, Inc., Class A	7.1	China	7.2
Microsoft Corp.	5.5	Other countries	3.9
Alphabet, Inc., Class C	5.1	TOTAL	100.0
Apple, Inc	4.9
Alibaba Group Holding, Ltd., ADR	4.6
Visa, Inc., Class A	3.1
Mastercard, Inc., Class A	2.8
PayPal Holdings, Inc.	2.6
Tencent Holdings, Ltd.	2.5
TOTAL	50.7
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       4

benefited from its underweights in financials and consumer staples, as well as its overweight in the consumer discretionary sector.

With respect to stock selection, the widest margin of outperformance was in the communication services sector. Facebook, Inc. was the key contributor at the individual stock level. The stock rallied due to better-than-anticipated results in its high-margin digital advertising business, as well as its highly engaged user base and world-class monetization capabilities. Overweight positions in Netflix, Inc. and Tencent Holdings, Ltd. also contributed positively.

Conversely, unfavorable selection in the industrials sector weighed on relative results. A position in The Boeing Company, which traded lower due to an extended timeline for the 737 MAX's return to service, together with a larger production halt designed to manage the company's growing inventory, was the largest detractor. The fund also underperformed in information technology, primarily as a result of an underweight in Apple, Inc.

How would you characterize your portfolio activity in the past year?

Given the current environment, we maintained an emphasis on secular growth companies with strong competitive positions in large, addressable markets that support multi-year growth horizons. We believe information technology, consumer discretionary, and healthcare are areas that offer potentially fertile ground to identify innovative companies with above-average growth prospects.

MANAGED BY

Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc.

The views expressed in this report are exclusively those of Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	33.24	18.60	19.02	134.66	470.48
Class C1	38.22	18.94	19.15	138.03	476.84
Class 1[2]	40.74	20.21	19.82	151.03	509.73
Class NAV[2]	40.80	20.27	19.87	151.68	512.74
Index 1†	21.94	14.46	15.16	96.47	310.38
Index 2†	44.34	20.66	19.02	155.74	470.34

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class 1 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class 1	Class NAV
Gross (%)	1.20	1.90	0.83	0.78
Net (%)	1.14	1.89	0.82	0.77

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Blue Chip Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-10	57,684	57,684	41,038	57,034
Class 1[2]	8-31-10	60,973	60,973	41,038	57,034
Class NAV[2]	8-31-10	61,274	61,274	41,038	57,034

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Russell 1000 Growth Index is an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class C shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,355.10	$ 6.75	1.14%
	Hypothetical example	1,000.00	1,019.40	5.79	1.14%
Class C	Actual expenses/actual returns	1,000.00	1,350.00	11.11	1.88%
	Hypothetical example	1,000.00	1,015.70	9.53	1.88%
Class 1	Actual expenses/actual returns	1,000.00	1,357.40	4.74	0.80%
	Hypothetical example	1,000.00	1,021.10	4.06	0.80%
Class NAV	Actual expenses/actual returns	1,000.00	1,357.70	4.44	0.75%
	Hypothetical example	1,000.00	1,021.40	3.81	0.75%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	9

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 99.9%		$5,113,931,311
(Cost $1,800,197,060)
Communication services 20.5%		1,048,587,912
Entertainment 3.7%
Electronic Arts, Inc. (A)	9,781	1,364,156
Netflix, Inc. (A)	228,303	120,900,137
Sea, Ltd., ADR (A)	268,835	41,080,676
Spotify Technology SA (A)	90,566	25,554,103
Interactive media and services 16.8%
Alphabet, Inc., Class A (A)	35,975	58,622,342
Alphabet, Inc., Class C (A)	160,813	262,797,388
Facebook, Inc., Class A (A)	1,234,514	361,959,505
IAC/InterActiveCorp (A)	34,972	4,650,926
Match Group, Inc. (A)	332,357	37,117,630
Snap, Inc., Class A (A)	117,641	2,657,510
Tencent Holdings, Ltd.	1,908,800	130,406,075
Media 0.0%
Charter Communications, Inc., Class A (A)	2,400	1,477,464
Consumer discretionary 21.7%		1,110,991,985
Auto components 0.0%
Aptiv PLC	7,838	675,009
Hotels, restaurants and leisure 1.0%
Chipotle Mexican Grill, Inc. (A)	22,268	29,177,315
Hilton Worldwide Holdings, Inc.	49,131	4,439,477
Marriott International, Inc., Class A	53,056	5,459,993
McDonald's Corp.	7,702	1,644,531
Yum! Brands, Inc.	94,603	9,067,698
Internet and direct marketing retail 18.1%
Alibaba Group Holding, Ltd., ADR (A)	822,348	236,038,546
Amazon.com, Inc. (A)	185,121	638,845,165
Booking Holdings, Inc. (A)	23,152	44,230,738
Etsy, Inc. (A)	51,088	6,115,234
Trip.com Group, Ltd., ADR (A)	18,894	571,355
Multiline retail 1.1%
Dollar General Corp.	279,465	56,418,394
Dollar Tree, Inc. (A)	15,387	1,481,306
Specialty retail 0.6%
Lowe's Companies, Inc.	3,000	494,070
Ross Stores, Inc.	302,874	27,585,764
The TJX Companies, Inc.	42,564	2,332,082
10	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods 0.9%
Lululemon Athletica, Inc. (A)	98,334	$36,941,134
NIKE, Inc., Class B	84,674	9,474,174
Energy 0.0%		1,620,373
Oil, gas and consumable fuels 0.0%
Pioneer Natural Resources Company	15,591	1,620,373
Financials 3.1%		155,731,982
Capital markets 2.3%
Intercontinental Exchange, Inc.	163,244	17,341,410
Morgan Stanley	461,769	24,132,048
MSCI, Inc.	17,105	6,384,783
S&P Global, Inc.	100,523	36,833,638
State Street Corp.	23,800	1,620,542
The Charles Schwab Corp.	119,020	4,228,781
The Goldman Sachs Group, Inc.	114,450	23,447,372
Insurance 0.8%
American International Group, Inc.	18,582	541,479
Chubb, Ltd.	4,141	517,625
Marsh & McLennan Companies, Inc.	119,743	13,759,668
Willis Towers Watson PLC	131,001	26,924,636
Health care 12.6%		643,668,457
Biotechnology 2.1%
AbbVie, Inc.	10,000	957,700
Exact Sciences Corp. (A)	90,269	6,796,353
Incyte Corp. (A)	219,900	21,187,365
Seattle Genetics, Inc. (A)	16,377	2,593,134
Vertex Pharmaceuticals, Inc. (A)	278,609	77,765,344
Health care equipment and supplies 4.1%
Align Technology, Inc. (A)	1,384	411,020
Becton, Dickinson and Company	58,678	14,245,258
Danaher Corp.	313,022	64,629,652
Edwards Lifesciences Corp. (A)	6,000	515,040
Intuitive Surgical, Inc. (A)	99,687	72,855,247
Stryker Corp.	293,846	58,228,523
Health care providers and services 4.6%
Anthem, Inc.	130,786	36,818,875
Centene Corp. (A)	481,543	29,528,217
Cigna Corp.	342,409	60,733,084
HCA Healthcare, Inc.	35,004	4,750,743
Humana, Inc.	26,574	11,032,728
UnitedHealth Group, Inc.	289,584	90,509,479
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	11

	Shares	Value
Health care (continued)
Health care technology 0.3%
Veeva Systems, Inc., Class A (A)	58,771	$16,589,290
Life sciences tools and services 1.2%
Agilent Technologies, Inc.	8,894	893,135
Thermo Fisher Scientific, Inc.	134,272	57,600,003
Pharmaceuticals 0.3%
Zoetis, Inc.	93,868	15,028,267
Industrials 3.0%		153,673,561
Aerospace and defense 0.0%
L3Harris Technologies, Inc.	2,248	406,304
Northrop Grumman Corp.	1,853	634,856
Airlines 0.0%
United Airlines Holdings, Inc. (A)(B)	3,012	108,432
Building products 0.0%
Johnson Controls International PLC	11,600	472,468
Commercial services and supplies 0.3%
Cintas Corp.	50,763	16,916,262
Industrial conglomerates 0.6%
General Electric Company	72,586	460,195
Honeywell International, Inc.	1,877	310,737
Roper Technologies, Inc.	71,971	30,745,291
Machinery 0.2%
Fortive Corp.	125,443	9,045,695
Parker-Hannifin Corp.	2,300	473,823
Professional services 1.1%
CoStar Group, Inc. (A)	39,927	33,882,052
Equifax, Inc.	113,112	19,033,356
IHS Markit, Ltd.	18,785	1,501,297
Road and rail 0.8%
Canadian Pacific Railway, Ltd.	30,271	8,950,529
Kansas City Southern	37,960	6,910,238
Norfolk Southern Corp.	34,909	7,419,210
Union Pacific Corp.	85,236	16,402,816
Information technology 38.5%		1,972,770,432
Electronic equipment, instruments and components 0.0%
TE Connectivity, Ltd.	25,600	2,472,960
IT services 13.3%
Fidelity National Information Services, Inc.	505,531	76,259,351
Fiserv, Inc. (A)	535,995	53,374,382
FleetCor Technologies, Inc. (A)	7,766	1,952,761
Global Payments, Inc.	467,723	82,609,236
12	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
IT services (continued)
Mastercard, Inc., Class A	397,612	$142,420,642
PayPal Holdings, Inc. (A)	647,125	132,104,098
Shopify, Inc., Class A (A)	1,000	1,066,420
Twilio, Inc., Class A (A)	10,700	2,886,432
Visa, Inc., Class A	754,453	159,936,491
Wix.com, Ltd. (A)	93,300	27,488,979
Semiconductors and semiconductor equipment 4.4%
Advanced Micro Devices, Inc. (A)	465,402	42,267,810
Applied Materials, Inc.	317,958	19,586,213
KLA Corp.	11,063	2,269,464
Lam Research Corp.	39,828	13,395,750
Marvell Technology Group, Ltd.	823,692	31,942,776
Maxim Integrated Products, Inc.	103,856	7,107,905
NVIDIA Corp.	141,648	75,778,847
QUALCOMM, Inc.	206,372	24,578,905
Texas Instruments, Inc.	57,073	8,112,927
Software 15.9%
Atlassian Corp. PLC, Class A (A)	59,651	11,438,676
Coupa Software, Inc. (A)	11,372	3,727,059
DocuSign, Inc. (A)	118,700	26,470,100
Intuit, Inc. (B)	287,090	99,158,015
Microsoft Corp.	1,240,400	279,747,412
Paycom Software, Inc. (A)	28,436	8,515,445
salesforce.com, Inc. (A)	462,860	126,198,779
ServiceNow, Inc. (A)	251,858	121,400,593
Splunk, Inc. (A)	214,266	46,994,962
Synopsys, Inc. (A)	148,261	32,810,159
Workday, Inc., Class A (A)	185,439	44,451,583
Zoom Video Communications, Inc., Class A (A)	34,800	11,313,480
Technology hardware, storage and peripherals 4.9%
Apple, Inc.	1,960,104	252,931,820
Materials 0.4%		21,759,585
Chemicals 0.4%
Air Products & Chemicals, Inc.	1,936	565,815
Linde PLC	64,150	16,020,821
PPG Industries, Inc.	3,900	469,560
The Sherwin-Williams Company	7,009	4,703,389
Utilities 0.1%		5,127,024
Multi-utilities 0.1%
Sempra Energy	41,464	5,127,024

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	13

	Yield (%)	Shares	Value
Short-term investments 0.3%			$13,935,569
(Cost $13,935,563)
Short-term funds 0.3%			13,935,569
John Hancock Collateral Trust (C)	0.2611(D)	21,613	216,363
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0399(D)	1,439,067	1,439,067
T. Rowe Price Government Reserve Fund	0.1398(D)	12,280,139	12,280,139

Total investments (Cost $1,814,132,623) 100.2%	$5,127,866,880
Other assets and liabilities, net (0.2%)	(7,994,514)
Total net assets 100.0%	$5,119,872,366

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-20.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-20.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $1,831,842,542. Net unrealized appreciation aggregated to $3,296,024,338, of which $3,299,808,946 related to gross unrealized appreciation and $3,784,608 related to gross unrealized depreciation.
14	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $1,813,916,266) including $212,119 of securities loaned	$5,127,650,517
Affiliated investments, at value (Cost $216,357)	216,363
Total investments, at value (Cost $1,814,132,623)	5,127,866,880
Dividends and interest receivable	1,481,011
Receivable for fund shares sold	1,700,604
Receivable for investments sold	4,945,403
Receivable for securities lending income	52
Receivable from affiliates	1,779
Other assets	92,000
Total assets	5,136,087,729
Liabilities
Payable for investments purchased	1,125,680
Payable for fund shares repurchased	14,242,987
Payable upon return of securities loaned	216,376
Payable to affiliates
Accounting and legal services fees	274,403
Transfer agent fees	105,826
Trustees' fees	2,555
Other liabilities and accrued expenses	247,536
Total liabilities	16,215,363
Net assets	$5,119,872,366
Net assets consist of
Paid-in capital	$1,678,430,489
Total distributable earnings (loss)	3,441,441,877
Net assets	$5,119,872,366

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($942,663,061 ÷ 16,850,613 shares)[1]	$55.94
Class C ($99,772,366 ÷ 1,872,889 shares)[1]	$53.27
Class 1 ($2,345,472,859 ÷ 41,112,342 shares)	$57.05
Class NAV ($1,731,964,080 ÷ 30,281,227 shares)	$57.20
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$58.88

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	15

STATEMENT OF OPERATIONS For the year ended 8-31-20

Investment income
Dividends	$25,331,081
Securities lending	224,332
Interest	179,379
Less foreign taxes withheld	(40,476)
Total investment income	25,694,316
Expenses
Investment management fees	30,981,896
Distribution and service fees	3,768,549
Accounting and legal services fees	748,495
Transfer agent fees	957,991
Trustees' fees	67,204
Custodian fees	482,365
State registration fees	78,766
Printing and postage	63,064
Professional fees	137,561
Other	116,079
Total expenses	37,401,970
Less expense reductions	(1,673,258)
Net expenses	35,728,712
Net investment loss	(10,034,396)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	170,261,219
Affiliated investments	16,433
170,277,652
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,353,589,987
Affiliated investments	199
1,353,590,186
Net realized and unrealized gain	1,523,867,838
Increase in net assets from operations	$1,513,833,442
16	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment loss	$(10,034,396)	$(274,920)
Net realized gain	170,277,652	42,366,967
Change in net unrealized appreciation (depreciation)	1,353,590,186	86,886,027
Increase in net assets resulting from operations	1,513,833,442	128,978,074
Distributions to shareholders
From earnings
Class A	(9,393,035)	(31,876,159)
Class C	(1,190,326)	(4,536,502)
Class 1	(27,066,770)	(107,986,260)
Class NAV	(22,236,121)	(96,204,768)
Total distributions	(59,886,252)	(240,603,689)
From fund share transactions	(292,263,908)	881,241,204
Total increase	1,161,683,282	769,615,589
Net assets
Beginning of year	3,958,189,084	3,188,573,495
End of year	$5,119,872,366	$3,958,189,084
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	17

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$40.48	$42.40	$38.65	$32.33	$34.71
Net investment loss[1]	(0.23)	(0.12)	(0.16)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	16.33	0.84	9.76	8.37	2.01
Total from investment operations	16.10	0.72	9.60	8.28	1.91
Less distributions
From net realized gain	(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Net asset value, end of period	$55.94	$40.48	$42.40	$38.65	$32.33
Total return (%)[2,3]	40.25	3.14	27.50	27.10	5.37
Ratios and supplemental data
Net assets, end of period (in millions)	$943	$579	$477	$286	$222
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.20	1.20	1.24	1.24
Expenses including reductions	1.14	1.14	1.14	1.14	1.14
Net investment loss	(0.52)	(0.30)	(0.40)	(0.25)	(0.31)
Portfolio turnover (%)	28	38	25	26	34

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$38.86	$41.11	$37.89	$31.96	$34.60
Net investment loss[1]	(0.53)	(0.39)	(0.43)	(0.34)	(0.33)
Net realized and unrealized gain (loss) on investments	15.58	0.78	9.50	8.23	1.98
Total from investment operations	15.05	0.39	9.07	7.89	1.65
Less distributions
From net realized gain	(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Net asset value, end of period	$53.27	$38.86	$41.11	$37.89	$31.96
Total return (%)[2,3]	39.22	2.40	26.56	26.16	4.57
Ratios and supplemental data
Net assets, end of period (in millions)	$100	$74	$66	$36	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91	1.90	1.90	1.94	1.94
Expenses including reductions	1.88	1.87	1.86	1.89	1.89
Net investment loss	(1.26)	(1.03)	(1.12)	(1.00)	(1.06)
Portfolio turnover (%)	28	38	25	26	34

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	19

CLASS 1 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$41.13	$42.89	$38.92	$32.46	$34.75
Net investment income (loss)[1]	(0.08)	0.01	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	16.64	0.87	9.85	8.41	2.02
Total from investment operations	16.56	0.88	9.82	8.43	2.01
Less distributions
From net investment income	—	—	—	(0.01)	(0.01)
From net realized gain	(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Total distributions	(0.64)	(2.64)	(5.85)	(1.97)	(4.30)
Net asset value, end of period	$57.05	$41.13	$42.89	$38.92	$32.46
Total return (%)[2]	40.74	3.50	27.92	27.49	5.67
Ratios and supplemental data
Net assets, end of period (in millions)	$2,345	$1,804	$1,763	$1,306	$1,065
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.84	0.84	0.87	0.87
Expenses including reductions	0.80	0.81	0.80	0.83	0.83
Net investment income (loss)	(0.18)	0.04	(0.07)	0.06	(0.03)
Portfolio turnover (%)	28	38	25	26	34

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$41.22	$42.95	$38.95	$32.48	$34.76
Net investment income (loss)[1]	(0.06)	0.04	(0.01)	0.04	0.01
Net realized and unrealized gain (loss) on investments	16.68	0.87	9.86	8.41	2.02
Total from investment operations	16.62	0.91	9.85	8.45	2.03
Less distributions
From net investment income	—	—	—	(0.02)	(0.02)
From net realized gain	(0.64)	(2.64)	(5.85)	(1.96)	(4.29)
Total distributions	(0.64)	(2.64)	(5.85)	(1.98)	(4.31)
Net asset value, end of period	$57.20	$41.22	$42.95	$38.95	$32.48
Total return (%)[2]	40.80	3.57	27.98	27.54	5.74
Ratios and supplemental data
Net assets, end of period (in millions)	$1,732	$1,501	$882	$995	$1,364
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.79	0.79	0.82	0.82
Expenses including reductions	0.75	0.76	0.75	0.78	0.78
Net investment income (loss)	(0.14)	0.09	(0.02)	0.11	0.02
Portfolio turnover (%)	28	38	25	26	34

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	21

Notes to financial statements
Note 1—Organization
John Hancock Blue Chip Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital. Current income is a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following
22	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$1,048,587,912	$918,181,837	$130,406,075	—
Consumer discretionary	1,110,991,985	1,110,991,985	—	—
Energy	1,620,373	1,620,373	—	—
Financials	155,731,982	155,731,982	—	—
Health care	643,668,457	643,668,457	—	—
Industrials	153,673,561	153,673,561	—	—
Information technology	1,972,770,432	1,972,770,432	—	—
Materials	21,759,585	21,759,585	—	—
Utilities	5,127,024	5,127,024	—	—
Short-term investments	13,935,569	13,935,569	—	—
Total investments in securities	$5,127,866,880	$4,997,460,805	$130,406,075	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	23

Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2020, the fund loaned securities valued at $212,119 and received $216,376 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee
24	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $14,718.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $7,365,956 are treated as occurring on September 1, 2020, the first day of the fund’s next taxable year.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	—	$3,790,010
Long-term capital gains	$59,886,252	236,813,679
Total	$59,886,252	$240,603,689
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $152,783,495 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	25

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $500 million of the fund’s aggregate net assets; b) 0.800% of the next $500 million of the fund’s aggregate net assets; c) 0.750% of the next $2 billion of the fund’s aggregate net assets; and d) 0.725% of the fund’s aggregate net assets in excess of $3 billion. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets. Aggregate net assets include the net assets of the fund, Blue Chip Growth Trust, a series of John Hancock Variable Insurance Trust, and Manulife North American Equity Fund Series – (I). Prior to July 1, 2020, The management fee paid was as follows: a) 0.825% of the first $500 million of the fund’s aggregate net assets; b) 0.800% of the next $500 million of the fund’s aggregate net assets; and c) 0.750% of the fund’s aggregate net assets in excess of $1 billion. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on all asset levels. Aggregate net assets included the net assets of the fund and Blue Chip Growth Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets attributable, to the applicable class. For purposes of this agreement, “expenses of Class A and Class C shares” means all expenses of the applicable class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, underlying fund expenses (acquired fund fees), litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive a portion of its management fees for this fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T.Rowe Price Associates, Inc. This voluntary expense reimbursement may be terminated at any time.
26	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$504,892
Class C	26,663
Class 1	630,668
Class	Expense reduction
Class NAV	$511,035
Total	$1,673,258

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.71% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,506,167 for the year ended August 31, 2020. Of this amount, $251,463 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,254,704 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $9,495 and $8,730 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	27

Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,041,095	$858,140
Class C	791,576	99,851
Class 1	935,878	—
Total	$3,768,549	$957,991
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$7,237,132	6	0.925%	$1,116
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,406,415	$233,260,930	5,015,903	$194,760,060
Distributions reinvested	219,942	9,389,338	968,455	31,823,443
Repurchased	(3,085,843)	(131,980,801)	(2,924,763)	(113,145,520)
Net increase	2,540,514	$110,669,467	3,059,595	$113,437,983
Class C shares
Sold	429,242	$17,537,714	613,911	$23,111,190
Distributions reinvested	29,033	1,186,280	142,720	4,524,235
Repurchased	(499,089)	(20,538,772)	(456,488)	(17,132,805)
Net increase (decrease)	(40,814)	$(1,814,778)	300,143	$10,502,620
28	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,969,579	$87,760,780	2,720,603	$108,259,458
Distributions reinvested	623,227	27,066,770	3,241,857	107,986,260
Repurchased	(5,328,129)	(228,510,315)	(3,213,804)	(124,782,695)
Net increase (decrease)	(2,735,323)	$(113,682,765)	2,748,656	$91,463,023
Class NAV shares
Sold	2,292,598	$102,403,120	20,543,504	$872,256,596 [1]
Distributions reinvested	510,823	22,236,121	2,882,972	96,204,768
Repurchased	(8,939,995)	(412,075,073)	(7,550,727)	(302,623,786)
Net increase (decrease)	(6,136,574)	$(287,435,832)	15,875,749	$665,837,578
Total net increase (decrease)	(6,372,197)	$(292,263,908)	21,984,143	$881,241,204

[1]	Includes in-kind subscriptions of approximately $$676.7 million by affiliates of the fund. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,157,739,212 and $1,515,246,527, respectively, for the year ended August 31, 2020.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 33.8% of the fund's net assets. There were no affiliated funds with an ownership of 5% or more of the fund's net assets.
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	11.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	8.5%
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	29

Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	21,613	$5,547,856	$312,663,213	$(318,011,338)	$16,433	$199	$224,332	—	$216,363

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the fund engaged in securities purchases and sales amounting to $1,907,829 and $1,378,267, respectively.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
30	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Blue Chip Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Blue Chip Growth Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	31

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $59,886,252 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Blue Chip Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund. In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       33

the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       34

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance . In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as indicated in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory agreements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund underperformed its benchmark index and peer group median for the one-year period ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and the peer group median for the three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       35

Fees and expenses . The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median, and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       36

(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       37

account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund's subadvisory fees are lower than the peer group median. The Board also took into account the subadvisory fees paid by

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       38

the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Blue Chip Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, T. Rowe Price Associates, Inc., (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       46

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

T. Rowe Price Associates, Inc.

Portfolio Manager

Larry J. Puglia, CFA, CPA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK BLUE CHIP GROWTH FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Blue Chip Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324473	457A 8/20 10/2020

John Hancock

Emerging Markets Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R Suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
17	Financial highlights
22	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
41	Statement regarding liquidity risk management
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charge)
MSCI Emerging Markets Index
Morningstar diversified emerging markets fund category average
6.11
14.49
11.48
–1.60
2.83
1.80
5.53
8.66
7.24
1.57
3.76
3.06
1 year
3 year
5 year
10 year

The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed relative to its benchmark

The fund posted a positive return, but trailed its benchmark, the MSCI Emerging Markets Index, for the period.

Emphasizing small caps detracted

Given that small-cap stocks underperformed large-cap stocks this period, our normal emphasis on the former category hampered results in relative terms.

Challenges with value exposure

A focus on value-oriented stocks also hurt results compared with the benchmark, given that growth stocks outperformed.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

Information technology	19.8
Financials	15.0
Consumer discretionary	13.3
Communication services	10.5
Materials	9.9
Industrials	7.2
Consumer staples	6.7
Energy	5.8
Health care	4.4
Real estate	4.2
Utilities	2.9
Short-term investments and other	0.3

As a percentage of net assets.

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       3

Manager's discussion of fund performance

Can you describe market conditions for emerging-market equities during the 12 months ended August 31, 2020?

Emerging-market stocks, as measured by the fund's benchmark, the MSCI Emerging Markets Index, gained ground for most of this time frame, enjoying strong performance from the start of the reporting period until early in 2020. As concern about the COVID-19 pandemic grew, stocks of emerging-market companies sharply fell, with a particularly steep decline in a roughly four-week period between February and March. Then, as investors became more optimistic about substantial stimulus from policymakers globally and the effects of economic reopenings around the world, emerging-market stocks bounced back sharply, as the index ultimately finished the fiscal year close to its intra-period high in January.

Given this environment, how did the fund perform?

The fund produced a positive return but trailed its benchmark. Because small-cap stocks were significant relative underperformers this period, the fund's emphasis on this category was the main detractor from performance, given that the index primarily includes large- and mid-cap stocks. A secondary performance detractor was the fund's greater relative emphasis on value-oriented companies, which trailed growth stocks for the period. On a country basis, the fund had a lower weight to

TOP 10 HOLDINGS AS OF 8/31/20 (%)		TOP 10 COUNTRIES AS OF 8/31/20 (%)
Taiwan Semiconductor Manufacturing		China	27.5
Company, Ltd.	4.9	Taiwan	16.0
Tencent Holdings, Ltd.	4.7	South Korea	14.0
Samsung Electronics Company, Ltd.	4.5	India	11.5
Alibaba Group Holding, Ltd., ADR	3.1	Hong Kong	6.0
Reliance Industries, Ltd.	1.2	Brazil	5.6
Ping An Insurance Group Company of		South Africa	4.2
China, Ltd., H Shares	1.2	Mexico	2.5
China Construction Bank Corp., H Shares	1.0	Thailand	2.5
China Mobile, Ltd., ADR	1.0	Malaysia	2.2
Vale SA	0.9	TOTAL	92.0
Aowei Holdings, Ltd.	0.8
TOTAL	23.3
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       4

China, which hampered results because that market outperformed the overall index. As we entered the reporting period, we were in the process of reducing that underweighting due to changes in our investment methodology.

What factors lay behind your portfolio positioning decisions?

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. We seek to integrate these dimensions to emphasize emerging-market stocks with smaller market capitalizations, lower relative prices, and higher profitability. Because of our diversified investment approach, the performance of the fund's portfolio of close to 3,000 equity holdings is determined principally by broad trends in emerging-market equities rather than by the behavior of a limited group of securities in a particular industry, country, or asset class.

MANAGED BY

William B. Collins-Dean, CFA, Dimensional Fund Advisors LP
Jed S. Fogdall, Dimensional Fund Advisors LP
Bhanu P. Singh, Dimensional Fund Advisors LP
Mary T. Phillips, CFA, Dimensional Fund Advisors LP

The views expressed in this report are exclusively those of the investment management team at Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	0.82	4.46	1.05	24.41	10.98
Class C1	4.40	4.79	1.31	26.38	13.94
Class I1,2	6.41	5.85	1.90	32.87	20.66
Class R6[1,2]	6.42	5.94	1.97	33.44	21.60
Class NAV[2]	6.53	5.96	2.03	33.58	22.21
Index†	14.49	8.66	3.76	51.45	44.62

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report.Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.52	2.22	1.22	1.11	1.10
Net (%)	1.51	2.21	1.21	1.10	1.09

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI Emerging Markets Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI Emerging Markets Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-10	11,394	11,394	14,462
Class I1,2	8-31-10	12,066	12,066	14,462
Class R6[1,2]	8-31-10	12,160	12,160	14,462
Class NAV[2]	8-31-10	12,221	12,221	14,462

The MSCI Emerging Markets Index is an unmanaged index designed to measure the performance of developing markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A shares and Class I shares were first offered on 3-31-11; Class C shares were first offered on 6-27-14; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class NAV shares (first offered on 5-1-07) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,046.80	$ 7.82	1.52%
	Hypothetical example	1,000.00	1,017.50	7.71	1.52%
Class C	Actual expenses/actual returns	1,000.00	1,043.70	11.40	2.22%
	Hypothetical example	1,000.00	1,014.00	11.24	2.22%
Class I	Actual expenses/actual returns	1,000.00	1,048.90	6.28	1.22%
	Hypothetical example	1,000.00	1,019.00	6.19	1.22%
Class R6	Actual expenses/actual returns	1,000.00	1,048.00	5.66	1.10%
	Hypothetical example	1,000.00	1,019.60	5.58	1.10%
Class NAV	Actual expenses/actual returns	1,000.00	1,048.90	5.61	1.09%
	Hypothetical example	1,000.00	1,019.70	5.53	1.09%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	9

Fund’s investments
Summary of fund’s investments as of 8-31-20
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 98.3%		$225,310,450
(Cost $194,902,062)
Australia 0.0%		53,284	0.0%
Belgium 0.0%		33,599	0.0%
Brazil 4.4%		10,047,477	4.4%
Petroleo Brasileiro SA	240,219	978,678	0.4%
Vale SA	185,053	2,015,874	0.9%
OTHER SECURITIES		7,052,925	3.1%
Chile 0.8%		1,721,105	0.8%
China 27.5%		63,120,086	27.5%
Alibaba Group Holding, Ltd., ADR (A)	24,566	7,051,179	3.1%
Anhui Conch Cement Company, Ltd., H Shares	74,000	535,719	0.2%
Aowei Holdings, Ltd. (A)	9,259,000	1,730,161	0.8%
Baidu, Inc., ADR (A)	5,227	651,127	0.3%
Bank of China, Ltd., H Shares	2,208,075	718,043	0.3%
China Construction Bank Corp., H Shares	3,071,000	2,164,176	1.0%
China Merchants Bank Company, Ltd., H Shares	177,961	849,044	0.4%
China Petroleum & Chemical Corp., H Shares	1,484,000	681,367	0.3%
CNOOC, Ltd.	911,000	1,032,351	0.5%
CNOOC, Ltd., ADR	1,416	160,235	0.1%
Country Garden Holdings Company, Ltd.	467,218	578,492	0.3%
CSPC Pharmaceutical Group, Ltd.	244,800	540,866	0.2%
Industrial & Commercial Bank of China, Ltd., H Shares	2,680,000	1,493,723	0.7%
JD.com, Inc., ADR (A)	8,566	673,630	0.3%
NetEase, Inc., ADR	2,263	1,102,556	0.5%
New Oriental Education & Technology Group, Inc., ADR (A)	3,679	539,452	0.2%
NIO, Inc., ADR (A)	26,154	497,711	0.2%
Ping An Insurance Group Company of China, Ltd., H Shares	253,500	2,706,469	1.2%
Shenzhou International Group Holdings, Ltd.	32,900	529,712	0.2%
Sunac China Holdings, Ltd.	159,000	667,452	0.3%
Tencent Holdings, Ltd.	156,200	10,671,328	4.7%
Trip.com Group, Ltd., ADR (A)	16,370	495,029	0.2%
10	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
China (continued)			27.5%
Yum China Holdings, Inc.	16,131	$930,920	0.4%
OTHER SECURITIES		26,119,344	11.1%
Colombia 0.3%		600,232	0.3%
Czech Republic 0.1%		269,185	0.1%
Egypt 0.1%		163,332	0.1%
Greece 0.2%		547,709	0.2%
Hong Kong 6.0%		13,729,227	6.0%
China Mengniu Dairy Company, Ltd. (A)	109,000	535,287	0.2%
China Mobile, Ltd.	7,000	48,985	0.0%
China Mobile, Ltd., ADR	61,686	2,160,861	1.0%
China Overseas Land & Investment, Ltd.	232,000	671,058	0.3%
China Resources Land, Ltd.	164,444	759,667	0.3%
China Unicom Hong Kong, Ltd., ADR	72,323	512,047	0.2%
Geely Automobile Holdings, Ltd.	309,000	657,639	0.3%
Sino Biopharmaceutical, Ltd.	567,750	653,355	0.3%
OTHER SECURITIES		7,730,328	3.4%
Hungary 0.2%		489,126	0.2%
India 11.5%		26,234,446	11.5%
HDFC Bank, Ltd. (A)	88,824	1,342,751	0.6%
Hindustan Unilever, Ltd.	21,627	619,949	0.3%
Housing Development Finance Corp., Ltd.	24,067	597,838	0.3%
Infosys, Ltd.	132,686	1,655,454	0.7%
Reliance Industries, Ltd.	96,463	2,710,543	1.2%
Tata Consultancy Services, Ltd.	27,313	833,945	0.4%
OTHER SECURITIES		18,473,966	8.0%
Indonesia 1.9%		4,386,207	1.9%
Bank Central Asia Tbk PT	223,300	480,981	0.2%
Bank Rakyat Indonesia Persero Tbk PT	2,106,500	507,481	0.2%
OTHER SECURITIES		3,397,745	1.5%
Malaysia 2.2%		4,935,252	2.2%
Malta 0.0%		11,990	0.0%
Mexico 2.5%		5,797,168	2.5%
America Movil SAB de CV, Series L (B)	900,844	547,538	0.2%
Organizacion Soriana SAB de CV, Series B (A)(B)	964,205	677,261	0.3%
OTHER SECURITIES		4,572,369	2.0%
Netherlands 0.0%		34,922	0.0%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	11

	Shares	Value	% of Net Assets
Peru 0.1%		$275,546	0.1%
Philippines 1.1%		2,518,271	1.1%
Poland 1.0%		2,255,506	1.0%
Romania 0.0%		87,448	0.0%
Russia 1.0%		2,383,948	1.0%
South Africa 4.2%		9,678,223	4.2%
Gold Fields, Ltd., ADR	78,012	1,016,496	0.4%
Naspers, Ltd., N Shares	4,877	889,247	0.4%
OTHER SECURITIES		7,772,480	3.4%
South Korea 14.0%		32,005,842	14.0%
Celltrion, Inc. (A)(B)	2,449	611,272	0.3%
LG Chem, Ltd.	819	509,412	0.2%
LG Electronics, Inc.	7,463	527,913	0.3%
Samsung Electronics Company, Ltd.	225,185	10,224,784	4.5%
SK Hynix, Inc.	22,693	1,434,107	0.6%
OTHER SECURITIES		18,698,354	8.1%
Spain 0.0%		23,961	0.0%
Taiwan 16.0%		36,693,376	16.0%
Hon Hai Precision Industry Company, Ltd.	238,352	625,123	0.3%
Taiwan Semiconductor Manufacturing Company, Ltd. (B)	764,000	11,135,362	4.9%
OTHER SECURITIES		24,932,891	10.8%
Thailand 2.5%		5,721,562	2.5%
Turkey 0.6%		1,286,924	0.6%
Ukraine 0.0%		59,327	0.0%

United States 0.1%		146,169	0.1%
Preferred securities 1.4%		$3,100,340
(Cost $3,706,082)
Brazil 1.2%		2,843,255	1.2%
Petroleo Brasileiro SA	286,638	1,145,296	0.5%
OTHER SECURITIES		1,697,959	0.7%
Chile 0.1%		148,110	0.1%
Colombia 0.1%		108,040	0.1%

12	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
South Korea 0.0%		$935	0.0%
Investment companies 0.0%		$100,942
(Cost $47,473)
South Korea 0.0%		100,942	0.0%
Rights 0.0%		$11,739
(Cost $1,577)
Warrants 0.0%		$2,302
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Short-term investments 1.8%			$4,156,124
(Cost $4,152,116)
Short-term funds 1.8%			4,156,124	1.8%
John Hancock Collateral Trust (C)	0.2611 (D)	415,168	4,156,124	1.8%

Total investments (Cost $202,809,310) 101.5%	$232,681,897	101.5%
Other assets and liabilities, net (1.5%)	(3,486,525)	(1.5)%
Total net assets 100.0%	$229,195,372	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-20.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-20.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $205,657,541. Net unrealized appreciation aggregated to $27,024,356, of which $82,582,221 related to gross unrealized appreciation and $55,557,865 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $198,657,194) including $11,733,744 of securities loaned	$228,525,773
Affiliated investments, at value (Cost $4,152,116)	4,156,124
Total investments, at value (Cost $202,809,310)	232,681,897
Cash	197,604
Foreign currency, at value (Cost $396,703)	394,363
Dividends and interest receivable	366,988
Receivable for fund shares sold	117,207
Receivable for investments sold	592,508
Other assets	50,587
Total assets	234,401,154
Liabilities
Foreign capital gains tax payable	50,967
Payable for investments purchased	440,659
Payable for fund shares repurchased	379,294
Payable upon return of securities loaned	4,172,057
Payable to affiliates
Accounting and legal services fees	13,447
Transfer agent fees	10,393
Trustees' fees	126
Other liabilities and accrued expenses	138,839
Total liabilities	5,205,782
Net assets	$229,195,372
Net assets consist of
Paid-in capital	$240,407,197
Total distributable earnings (loss)	(11,211,825)
Net assets	$229,195,372

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($48,843,364 ÷ 4,647,034 shares)[1]	$10.51
Class C ($2,147,674 ÷ 204,209 shares)[1]	$10.52
Class I ($36,666,752 ÷ 3,489,807 shares)	$10.51
Class R6 ($66,679,427 ÷ 6,353,862 shares)	$10.49
Class NAV ($74,858,155 ÷ 7,123,881 shares)	$10.51
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.06

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-20

Investment income
Dividends	$6,902,525
Non-cash dividends	625,581
Securities lending	113,824
Interest	11,634
Less foreign taxes withheld	(777,457)
Total investment income	6,876,107
Expenses
Investment management fees	2,250,188
Distribution and service fees	176,197
Accounting and legal services fees	37,195
Transfer agent fees	143,281
Trustees' fees	3,181
Custodian fees	226,355
State registration fees	74,235
Printing and postage	62,099
Professional fees	81,377
Other	25,868
Total expenses	3,079,976
Less expense reductions	(17,289)
Net expenses	3,062,687
Net investment income	3,813,420
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,038,840
Affiliated investments	(605)
Futures contracts	70,671
9,108,906
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	3,275,226
Affiliated investments	2,626
3,277,852
Net realized and unrealized gain	12,386,758
Increase in net assets from operations	$16,200,178
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$3,813,420	$7,334,194
Net realized gain	9,108,906	146,864,211
Change in net unrealized appreciation (depreciation)	3,277,852	(194,621,816)
Increase (decrease) in net assets resulting from operations	16,200,178	(40,423,411)
Distributions to shareholders
From earnings
Class A	(1,111,757)	(653,465)
Class C	(35,459)	(13,423)
Class I	(1,705,378)	(1,003,824)
Class R6	(1,624,479)	(1,181,979)
Class NAV	(1,821,714)	(15,176,807)
Total distributions	(6,298,787)	(18,029,498)
From fund share transactions	(32,066,509)	(847,219,706)
Total decrease	(22,165,118)	(905,672,615)
Net assets
Beginning of year	251,360,490	1,157,033,105
End of year	$229,195,372	$251,360,490
16	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.10	$11.13	$11.51	$9.59	$8.64
Net investment income[1]	0.13	0.14	0.13	0.03	0.09
Net realized and unrealized gain (loss) on investments	0.50	(1.04)	(0.39)	2.03	0.99
Total from investment operations	0.63	(0.90)	(0.26)	2.06	1.08
Less distributions
From net investment income	(0.22)	(0.13)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$10.51	$10.10	$11.13	$11.51	$9.59
Total return (%)[2,3]	6.11	(8.06)	(2.34)	21.89	12.71
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$52	$55	$51	$316
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	1.51	1.45	1.50	1.47
Expenses including reductions	1.56	1.50	1.44	1.49	1.46
Net investment income	1.30	1.38	1.09	0.29	1.09
Portfolio turnover (%)	14	13	11	14	6

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	17

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.11	$11.13	$11.52	$9.60	$8.64
Net investment income[1]	0.06	0.06	0.04	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.50	(1.03)	(0.39)	1.96	0.96
Total from investment operations	0.56	(0.97)	(0.35)	2.00	1.02
Less distributions
From net investment income	(0.15)	(0.05)	(0.04)	(0.08)	(0.06)
Net asset value, end of period	$10.52	$10.11	$11.13	$11.52	$9.60
Total return (%)[2,3]	5.40	(8.71)	(3.04)	21.03	11.92
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.27	2.21	2.15	2.22	2.17
Expenses including reductions	2.26	2.20	2.14	2.21	2.16
Net investment income	0.59	0.65	0.36	0.37	0.71
Portfolio turnover (%)	14	13	11	14	6

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.10	$11.12	$11.50	$9.58	$8.64
Net investment income[1]	0.15	0.17	0.15	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.51	(1.03)	(0.38)	1.91	0.97
Total from investment operations	0.66	(0.86)	(0.23)	2.09	1.10
Less distributions
From net investment income	(0.25)	(0.16)	(0.15)	(0.17)	(0.16)
Net asset value, end of period	$10.51	$10.10	$11.12	$11.50	$9.58
Total return (%)[2]	6.41	(7.72)	(2.07)	22.29	13.00
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$68	$64	$92	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.22	1.15	1.21	1.16
Expenses including reductions	1.26	1.21	1.14	1.20	1.15
Net investment income	1.43	1.69	1.29	1.73	1.56
Portfolio turnover (%)	14	13	11	14	6

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	19

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.09	$11.11	$11.49	$9.58	$8.64
Net investment income[1]	0.18	0.17	0.20	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.48	(1.01)	(0.42)	1.70	0.97
Total from investment operations	0.66	(0.84)	(0.22)	2.09	1.11
Less distributions
From net investment income	(0.26)	(0.18)	(0.16)	(0.18)	(0.17)
Net asset value, end of period	$10.49	$10.09	$11.11	$11.49	$9.58
Total return (%)[2]	6.42	(7.56)	(1.99)	22.31	13.16
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$60	$72	$11	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.11	1.05	1.11	1.06
Expenses including reductions	1.15	1.10	1.04	1.11	1.04
Net investment income	1.75	1.71	1.67	3.53	1.58
Portfolio turnover (%)	14	13	11	14	6

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.10	$11.13	$11.51	$9.59	$8.65
Net investment income[1]	0.18	0.10	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.49	(0.95)	(0.39)	1.95	0.98
Total from investment operations	0.67	(0.85)	(0.22)	2.10	1.11
Less distributions
From net investment income	(0.26)	(0.18)	(0.16)	(0.18)	(0.17)
Net asset value, end of period	$10.51	$10.10	$11.13	$11.51	$9.59
Total return (%)[2]	6.53	(7.63)	(1.97)	22.40	13.14
Ratios and supplemental data
Net assets, end of period (in millions)	$75	$68	$962	$979	$985
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.10	1.04	1.10	1.05
Expenses including reductions	1.14	1.09	1.03	1.09	1.04
Net investment income	1.77	0.93	1.46	1.45	1.51
Portfolio turnover (%)	14	13	11	14	6

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	21

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following
22	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$53,284	—	$53,284	—
Belgium	33,599	—	33,599	—
Brazil	10,047,477	$10,047,477	—	—
Chile	1,721,105	1,721,105	—	—
China	63,120,086	14,800,261	48,188,319	$131,506
Colombia	600,232	600,232	—	—
Czech Republic	269,185	—	269,185	—
Egypt	163,332	—	163,332	—
Greece	547,709	—	535,793	11,916
Hong Kong	13,729,227	2,728,882	10,821,714	178,631
Hungary	489,126	—	489,126	—
India	26,234,446	57,105	26,162,646	14,695
Indonesia	4,386,207	—	4,291,503	94,704
Malaysia	4,935,252	—	4,935,252	—
Malta	11,990	—	11,990	—
Mexico	5,797,168	5,797,168	—	—
Netherlands	34,922	34,922	—	—
Peru	275,546	275,546	—	—
Philippines	2,518,271	—	2,517,110	1,161
Poland	2,255,506	—	2,255,506	—
Romania	87,448	—	87,448	—
Russia	2,383,948	671,657	1,712,291	—
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	23

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
South Africa	$9,678,223	$1,676,545	$8,001,678	—
South Korea	32,005,842	204,500	31,736,838	$64,504
Spain	23,961	—	23,961	—
Taiwan	36,693,376	376,365	36,310,053	6,958
Thailand	5,721,562	—	5,721,562	—
Turkey	1,286,924	—	1,286,218	706
Ukraine	59,327	—	59,327	—
United States	146,169	—	146,169	—
Preferred securities
Brazil	2,843,255	2,843,255	—	—
Chile	148,110	148,110	—	—
Colombia	108,040	108,040	—	—
South Korea	935	—	935	—
Investment companies	100,942	—	100,942	—
Rights	11,739	3,772	7,967	—
Warrants	2,302	2,302	—	—
Short-term investments	4,156,124	4,156,124	—	—
Total investments in securities	$232,681,897	$46,253,368	$185,923,748	$504,781
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
24	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2020, the fund loaned securities valued at $11,733,744 and received $4,172,057 of cash collateral.
In addition, non-cash collateral of approximately $7,846,326 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund's net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	25

line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended August 31, 2020 were $3,237.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2020, the fund has a short-term capital loss carryforward of $26,542,665 and a long-term capital loss carryforward of $14,892,473 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$6,298,787	$18,029,498
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $3,258,436 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments,
26	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2020, the fund used futures contracts to equitize cash balances. The fund held futures contracts with USD notional values ranging up to $37.7 million as measured at each quarter end. There were no open futures contracts as of August 31, 2020.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$70,671
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	27

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.970% of the first $100 million of the fund’s aggregate net assets and (b) 0.920% of the fund’s aggregate net assets in excess of $100 million. Aggregate net assets include the net assets of the fund and Emerging Markets Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,628
Class C	173
Class I	4,037
Class	Expense reduction
Class R6	$4,464
Class NAV	4,987
Total	$17,289

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.92% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
28	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $63,926 for the year ended August 31, 2020. Of this amount, $10,798 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $53,128 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $1,784 and $179 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$152,627	$64,176
Class C	23,570	2,973
Class I	—	67,570
Class R6	—	8,562
Total	$176,197	$143,281
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$3,617,268	6	1.187%	($715)
Lender	$578,192	1	1.825%	29
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	29

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	819,875	$8,289,134	1,225,354	$12,920,186
Distributions reinvested	98,738	1,102,896	65,069	648,085
Repurchased	(1,407,657)	(13,935,083)	(1,138,267)	(11,961,482)
Net increase (decrease)	(489,044)	$(4,543,053)	152,156	$1,606,789
Class C shares
Sold	18,087	$186,045	45,782	$478,644
Distributions reinvested	3,145	35,354	1,334	13,367
Repurchased	(75,649)	(749,292)	(77,493)	(810,102)
Net decrease	(54,417)	$(527,893)	(30,377)	$(318,091)
Class I shares
Sold	1,436,163	$14,840,915	4,139,784	$43,172,100
Distributions reinvested	152,929	1,705,160	100,857	1,001,512
Repurchased	(4,866,616)	(50,983,555)	(3,209,898)	(33,395,389)
Net increase (decrease)	(3,277,524)	$(34,437,480)	1,030,743	$10,778,223
Class R6 shares
Sold	2,024,545	$20,157,760	2,221,125	$23,269,091
Distributions reinvested	145,955	1,624,479	119,270	1,181,968
Repurchased	(1,810,363)	(17,867,252)	(2,845,731)	(30,002,460)
Net increase (decrease)	360,137	$3,914,987	(505,336)	$(5,551,401)
Class NAV shares
Sold	1,334,893	$13,170,840	3,881,005	$39,967,252
Distributions reinvested	163,529	1,821,714	1,528,379	15,176,807
Repurchased	(1,115,672)	(11,465,624)	(85,118,668)	(908,879,285)
Net increase (decrease)	382,750	$3,526,930	(79,709,284)	$(853,735,226)
Total net decrease	(3,078,098)	$(32,066,509)	(79,062,098)	$(847,219,706)
Affiliates of the fund owned 19.3% of shares of Class NAV on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $34,441,089 and $64,697,756, respectively, for the year ended August 31, 2020.
30	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	415,168	$7,481,658	$25,406,084	$(28,733,639)	$(605)	$2,626	$113,824	—	$4,156,124

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments (summary of fund’s investments), of John Hancock Emerging Markets Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $7,540,698. The fund intends to pass through foreign tax credits of $757,767.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	33

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisers LP (the Subadvisor), for John Hancock Emerging Markets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       34

fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       35

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed the benchmark index and peer group median for the one-, three-, five, and ten--year periods ended December 31, 2019. The Board took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the one-, three-, five-, and ten-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       36

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and the net total expenses for the fund are higher than the peer group median. .

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into

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account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       39

subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Emerging Markets Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Dimensional Fund Advisors LP, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Dimensional Fund Advisors LP

Portfolio Managers

William B. Collins-Dean, CFA
Jed S. Fogdall
Mary T. Phillips, CFA
Bhanu P. Singh

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Emerging Markets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324476	368A 8/20 10/20

John Hancock

Emerging Markets Debt Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R Suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020.

During the first-quarter sell-off, many investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets. In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Many other nations followed suit and credit spreads rebounded off their highs as liquidity concerns eased.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Debt Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
21	Financial statements
24	Financial highlights
30	Notes to financial statements
41	Report of independent registered public accounting firm
42	Tax information
43	Continuation of investment advisory and subadvisory agreements
50	Statement regarding liquidity risk management
53	Trustees and Officers
57	More information

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return with an emphasis on current income as well as capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charge)
J.P. Morgan EMBI Global Index
Morningstar emerging markets bond fund category average
3.36
3.82
3.40
2.49
3.85
2.60
6.04
6.09
5.19
4.48
5.56
3.31
1 year
3 year
5 year
10 year

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Emerging-market bonds advanced despite pandemic-related volatility

In a period characterized by a worldwide pandemic, emerging-market debt overcame extraordinary volatility to post positive returns.

The fund performed comparably with its benchmark

The fund had a positive return but underperformed its benchmark, the J.P. Morgan EMBI Global Index.

Country allocation helped, local currencies detracted

The fund benefited from its country allocation, especially an overweight position in Argentina, while its exposure to local emerging-market currencies detracted from relative results.

PORTFOLIO COMPOSITION AS OF 8/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       3

QUALITY COMPOSITION AS OF 8/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       4

Manager's discussion of fund performance

How did emerging-market debt perform during the 12 months ended August 31, 2020?

Emerging-markets bonds posted positive returns despite an extremely volatile market environment resulting from COVID-19 morphing into a global pandemic. Lack of visibility on the severity and level of contagion of the virus resulted in mandated lockdowns, a sharp downturn in global economic activity, and an unprecedented sell-off in riskier assets, including emerging-markets debt (EMD). Central banks and governments around the world primarily in advanced economies responded to the economic impact with an unprecedented reduction in interest rates followed by massive fiscal stimulus programs, after which global financial markets rebounded. However, the recovery in EMD was more muted as investors expressed concern about the ability of emerging nations to manage the economic and healthcare challenges created by the pandemic.

How did the fund perform?

The fund produced a positive return, but underperformed its benchmark, the J.P. Morgan EMBI Global Index. The fund's overweight position in Argentina resulted in the largest contribution during the period. Argentinian bonds sold off in mid-2019 amid uncertainty about the country's impending presidential election. Following the election of the populist alternative the government was unable to avoid triggering a

TOP 10 ISSUERS AS OF 8/31/20 (%)		TOP 10 COUNTRIES AS OF 8/31/20 (%)
Pertamina Persero PT	4.7	Mexico	11.2
Petroleos Mexicanos	4.2	Indonesia	7.2
Republic of Turkey	3.6	Brazil	5.6
Republic of Argentina	3.0	Turkey	5.6
Arab Republic of Egypt	2.8	Netherlands	4.5
Kingdom of Saudi Arabia	2.4	Argentina	3.7
State of Qatar	2.4	Colombia	3.5
Federative Republic of Brazil	2.3	Peru	3.4
Republic of South Africa	1.7	Egypt	2.8
Federal Republic of Nigeria	1.6	Luxembourg	2.7
TOTAL	28.7	TOTAL	50.2
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       5

debt default and restructuring, which was resolved during the reporting period, leading to a substantial rebound in prices. Additional strong relative positive contribution resulted from a decision to avoid two sovereign credits that also fell into default, Ecuador and Lebanon.

On the downside, exposure to EMD denominated in local currencies weighed on relative results as many emerging-markets currencies depreciated versus the U.S. dollar, particularly over the second half of the reporting period. Corporate credit exposure overall was a net positive contribution and partially offset selected underweight sovereign positions. However, exposure to Latam Finance, Ltd. and two non-bank finance companies in Mexico were detractors.

How was the fund positioned at the end of the reporting period?

Despite unprecedented monetary and fiscal stimulus, the pace of a potential recovery is difficult to project given the rising number of coronavirus cases in the Americas, second-wave infections in Europe, geopolitical tensions around the globe, and a fast-approaching U.S. election cycle.

The fund is mainly positioned in U.S. dollar-denominated bonds. The regional breakdown reflects an overweight allocation to Latin America and Africa, neutral allocation in Asia, and underweight in Europe and Middle East. We believe that in a world with scarce yield in most developed economies and continued institutional investor demand for yield there is opportunity in selected EMD high-yield credits, both sovereign and corporate.

.

MANAGED BY

Roberto Sanchez-Dahl, CFA, Manulife IM (US)
Paolo H. Valle, Manulife IM (US)

The views expressed in this report are exclusively those of Paolo H. Valle, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-20	as of 8-31-20
Class A	-0.79	5.17	4.06	28.68	48.83	3.64	3.63
Class C2	1.66	5.31	4.02	29.52	48.33	3.08	3.07
Class I3	3.67	6.36	4.85	36.09	60.56	4.10	4.09
Class R2[2,3]	3.49	6.16	4.55	34.82	56.08	3.76	3.75
Class R6[2,3]	3.79	6.48	4.72	36.85	58.62	4.21	4.21
Class NAV[2,3]	3.80	6.49	4.82	36.94	60.10	4.23	4.22
Index†	3.82	6.09	5.56	34.39	71.82	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.19	1.89	0.89	1.28	0.78	0.77
Net (%)	1.18	1.88	0.88	1.27	0.77	0.76

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the J.P. Morgan EMBI Global Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Debt Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the J.P. Morgan EMBI Global Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-31-10	14,833	14,833	17,182
Class I3	8-31-10	16,056	16,056	17,182
Class R2[2,3]	8-31-10	15,608	15,608	17,182
Class R6[2,3]	8-31-10	15,862	15,862	17,182
Class NAV[2,3]	8-31-10	16,010	16,010	17,182

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class C shares were first offered on 8-28-14; Class R2, and R6 shares were first offered on 3-27-15; Class NAV shares were first offered on 6-20-13. Returns prior to these dates are those of Class A shares (first offered on 1-4-10) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 988.10	$6.00	1.20%
	Hypothetical example	1,000.00	1,019.10	6.09	1.20%
Class C	Actual expenses/actual returns	1,000.00	985.60	9.48	1.90%
	Hypothetical example	1,000.00	1,015.60	9.63	1.90%
Class I	Actual expenses/actual returns	1,000.00	990.60	4.50	0.90%
	Hypothetical example	1,000.00	1,020.60	4.57	0.90%
Class R2	Actual expenses/actual returns	1,000.00	989.00	6.20	1.24%
	Hypothetical example	1,000.00	1,018.90	6.29	1.24%
Class R6	Actual expenses/actual returns	1,000.00	991.20	3.90	0.78%
	Hypothetical example	1,000.00	1,021.20	3.96	0.78%
Class NAV	Actual expenses/actual returns	1,000.00	991.30	3.85	0.77%
	Hypothetical example	1,000.00	1,021.30	3.91	0.77%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
10	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-20
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 39.0%					$403,316,368
(Cost $426,660,353)
Angola 0.8%					8,134,644
Republic of Angola
Bond (A)	9.125	11-26-49		3,000,000	2,431,272
Bond (A)	9.500	11-12-25		6,200,000	5,703,372
Argentina 3.5%					36,408,401
Provincia de Buenos Aires
Bond (A)(B)	7.875	06-15-27		3,850,000	1,809,539
Bond (A)(B)	9.950	06-09-21		5,600,000	2,660,000
Provincia de Rio Negro Bond (A)(B)	7.750	12-07-25		2,300,000	1,247,750
Republic of Argentina
Bond (B)	4.625	01-11-23		5,500,000	2,585,055
Bond (B)	6.875	01-26-27		11,840,000	5,251,158
Bond (B)	7.625	04-22-46		20,390,000	8,920,829
Bond (B)	8.280	12-31-33		26,540,579	13,934,070
Bahrain 1.4%					14,065,573
Kingdom of Bahrain
Bond (A)	7.000	10-12-28		3,450,000	3,933,031
Bond (A)	7.375	05-14-30		8,700,000	10,132,542
Brazil 2.3%					23,869,510
Federative Republic of Brazil
Bond	5.625	01-07-41		4,300,000	4,818,150
Note	10.000	01-01-27	BRL	88,000,000	19,051,360
China 1.1%					11,421,021
The Export-Import Bank of China Bond	2.875	04-26-26		10,400,000	11,421,021
Colombia 1.6%					16,137,204
Republic of Colombia
Bond	4.000	02-26-24		7,400,000	7,915,854
Bond	5.000	06-15-45		6,900,000	8,221,350
Costa Rica 0.1%					958,500
Republic of Costa Rica Bond	4.250	01-26-23		1,000,000	958,500
Dominican Republic 1.6%					16,788,675
Government of Dominican Republic
Bond (A)	5.875	01-30-60		5,350,000	5,119,950
Bond (A)	5.950	01-25-27		1,500,000	1,607,250
Bond	5.950	01-25-27		900,000	964,350
Bond	6.850	01-27-45		5,800,000	6,159,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	11

	Rate (%)	Maturity date	Par value^	Value
Dominican Republic (continued)
Bond (A)	6.875	01-29-26	2,650,000	$2,937,525
Egypt 2.8%				28,810,021
Arab Republic of Egypt
Bond (A)	5.875	06-11-25	3,000,000	3,086,686
Bond (A)	7.500	01-31-27	3,700,000	3,951,555
Bond (A)	7.903	02-21-48	9,200,000	8,886,096
Bond	7.903	02-21-48	2,000,000	1,931,760
Bond	8.500	01-31-47	4,600,000	4,713,804
Bond (A)	8.875	05-29-50	6,000,000	6,240,120
Ghana 1.2%				12,359,518
Republic of Ghana
Bond	7.625	05-16-29	3,275,000	3,129,574
Bond (A)	7.875	02-11-35	1,200,000	1,095,713
Bond	8.125	01-18-26	3,150,000	3,215,301
Bond	8.950	03-26-51	5,300,000	4,918,930
Honduras 0.1%				1,169,175
Republic of Honduras Bond (A)	6.250	01-19-27	1,050,000	1,169,175
Indonesia 1.0%				10,823,818
Republic of Indonesia
Bond (A)	4.750	01-08-26	6,350,000	7,361,138
Bond	6.625	02-17-37	2,421,000	3,462,680
Iraq 1.0%				10,031,019
Republic of Iraq
Bond	5.800	01-15-28	9,448,125	8,858,562
Bond (A)	6.752	03-09-23	1,200,000	1,172,457
Kenya 0.6%				6,191,610
Republic of Kenya
Bond (A)	8.000	05-22-32	3,000,000	3,076,110
Bond (A)	8.250	02-28-48	3,100,000	3,115,500
Mexico 0.8%				8,760,080
Government of Mexico Bond	4.600	01-23-46	8,000,000	8,760,080
Namibia 0.3%				3,452,267
Republic of Namibia Bond (A)	5.250	10-29-25	3,400,000	3,452,267
Nigeria 1.6%				16,872,655
Federal Republic of Nigeria
Bond	7.625	11-28-47	2,550,000	2,422,077
Bond (A)	7.696	02-23-38	2,600,000	2,523,196
Bond (A)	7.875	02-16-32	2,000,000	2,022,579
12	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Nigeria (continued)
Bond	7.875	02-16-32		4,500,000	$4,550,803
Bond	9.248	01-21-49		5,000,000	5,354,000
Oman 1.6%					16,129,559
Sultanate of Oman
Bond	5.625	01-17-28		6,000,000	5,849,019
Bond	6.750	01-17-48		11,500,000	10,280,540
Pakistan 0.4%					4,161,775
Republic of Pakistan Bond (A)	6.875	12-05-27		4,000,000	4,161,775
Panama 0.6%					5,960,875
Republic of Panama
Bond	6.700	01-26-36		3,050,000	4,521,625
Bond	8.875	09-30-27		1,000,000	1,439,250
Philippines 1.0%					10,160,960
Republic of the Philippines Bond	3.950	01-20-40		8,600,000	10,160,960
Qatar 2.4%					24,607,830
State of Qatar
Bond	4.500	04-23-28		4,100,000	4,917,434
Bond (A)	4.817	03-14-49		10,000,000	13,674,240
Bond (A)	5.103	04-23-48		4,250,000	6,016,156
Saudi Arabia 2.4%					25,295,890
Kingdom of Saudi Arabia Bond (A)	5.250	01-16-50		18,650,000	25,295,890
Senegal 0.3%					3,195,331
Republic of Senegal
Bond (A)	6.250	05-23-33		1,600,000	1,649,203
Bond	6.250	05-23-33		1,500,000	1,546,128
South Africa 1.7%					17,086,572
Republic of South Africa
Bond	4.300	10-12-28		3,300,000	3,169,976
Bond	8.000	01-31-30	ZAR	256,173,733	13,916,596
Sri Lanka 0.6%					6,094,599
Republic of Sri Lanka Bond	6.750	04-18-28		7,500,000	6,094,599
Turkey 3.6%					36,776,972
Republic of Turkey
Bond	4.250	04-14-26		18,500,000	16,776,825
Bond	6.000	01-14-41		18,650,000	16,085,625
Bond	6.250	09-26-22		3,860,000	3,914,522
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	13

	Rate (%)	Maturity date	Par value^	Value
Ukraine 1.3%				$13,674,792
Republic of Ukraine Bond (A)	7.253	03-15-33	13,700,000	13,674,792
United Arab Emirates 0.5%				4,950,000
Government of Abu Dhabi Bond (A)	2.700	09-02-70	5,000,000	4,950,000
Uzbekistan 0.4%				4,498,304
Republic of Uzbekistan Bond (A)	5.375	02-20-29	4,000,000	4,498,304
Vietnam 0.4%				4,469,218
Socialist Republic of Vietnam Bond	4.800	11-19-24	4,000,000	4,469,218

Corporate bonds 57.0%				$590,028,865
(Cost $572,151,697)
Argentina 0.2%				2,547,028
Telecom Argentina SA (A)	8.000	07-18-26	2,830,000	2,547,028
Austria 1.3%				13,078,453
JBS Investments II GmbH (A)	5.750	01-15-28	4,170,000	4,409,817
JBS Investments II GmbH (A)	7.000	01-15-26	3,800,000	4,108,636
Klabin Austria GmbH (A)	7.000	04-03-49	4,000,000	4,560,000
Azerbaijan 0.7%				7,155,962
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	6,800,000	7,155,962
Brazil 3.3%				34,518,525
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30	6,900,000	6,796,569
Odebrecht Finance, Ltd. (B)	5.250	06-27-29	2,200,000	143,000
Odebrecht Finance, Ltd. (A)(B)(C)	7.500	10-02-20	2,540,000	159,893
Odebrecht Offshore Drilling Finance, Ltd. (A)	6.720	12-01-22	336,483	292,740
Odebrecht Offshore Drilling Finance, Ltd. (7.720% Cash or 2.048% PIK) (A)	7.720	12-01-26	1,862,676	200,238
Odebrecht Oil & Gas Finance, Ltd. (A)(C)	0.000	10-02-20	253,378	633
Petrobras Global Finance BV (A)	5.093	01-15-30	7,122,000	7,414,002
Petrobras Global Finance BV	6.850	06-05-15	7,376,000	8,110,834
Vale Overseas, Ltd.	3.750	07-08-30	3,000,000	3,151,500
Vale Overseas, Ltd.	6.875	11-21-36	6,210,000	8,249,116
Cayman Islands 2.0%				21,210,965
CK Hutchison International 17 II, Ltd. (A)	3.250	09-29-27	7,300,000	8,024,160
Latam Finance, Ltd. (A)(B)	7.000	03-01-26	5,350,000	1,859,125
14	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Cayman Islands (continued)
Three Gorges Finance I Cayman Islands, Ltd.	3.150	06-02-26	10,400,000	$11,327,680
Chile 1.8%				18,439,202
Colbun SA	3.950	10-11-27	4,000,000	4,485,040
Empresa Electrica Angamos SA (A)	4.875	05-25-29	5,868,750	6,194,642
Enel Americas SA	4.000	10-25-26	4,000,000	4,369,520
Sociedad Quimica y Minera de Chile SA (A)	4.250	05-07-29	3,000,000	3,390,000
Colombia 1.9%				19,267,070
Ecopetrol SA	5.875	05-28-45	9,700,000	11,007,560
Empresas Publicas de Medellin ESP (A)	4.250	07-18-29	2,300,000	2,323,115
Grupo Energia Bogota SA ESP (A)	4.875	05-15-30	2,200,000	2,488,860
Promigas SA ESP (A)	3.750	10-16-29	3,500,000	3,447,535
Costa Rica 1.1%				11,054,610
Banco Nacional de Costa Rica	6.250	11-01-23	2,500,000	2,545,000
Instituto Costarricense de Electricidad	6.375	05-15-43	10,980,000	8,509,610
Dominican Republic 0.5%				5,392,246
Aeropuertos Dominicanos Siglo XXI SA	6.750	03-30-29	1,750,000	1,599,395
Aeropuertos Dominicanos Siglo XXI SA (A)	6.750	03-30-29	4,150,000	3,792,851
Guatemala 0.6%				6,120,060
Comunicaciones Celulares SA	6.875	02-06-24	6,000,000	6,120,060
Hong Kong 1.6%				16,390,601
CNAC HK Finbridge Company, Ltd.	4.875	03-14-25	3,000,000	3,380,870
CNAC HK Finbridge Company, Ltd.	5.125	03-14-28	6,000,000	7,084,558
Sinochem Overseas Capital Company, Ltd.	6.300	11-12-40	4,000,000	5,925,173
India 1.9%				19,916,750
Adani Ports & Special Economic Zone, Ltd. (A)	4.200	08-04-27	4,100,000	4,201,120
Adani Ports & Special Economic Zone, Ltd. (A)	4.375	07-03-29	3,500,000	3,570,196
Shriram Transport Finance Company, Ltd. (A)	5.100	07-16-23	4,000,000	3,824,204
Vedanta Resources, Ltd. (A)	6.375	07-30-22	2,990,000	2,550,470
Vedanta Resources, Ltd.	7.125	05-31-23	3,020,000	2,447,710
Vedanta Resources, Ltd. (A)	7.125	05-31-23	4,100,000	3,323,050
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	15

	Rate (%)	Maturity date	Par value^	Value
Indonesia 6.2%				$63,849,602
Chandra Asri Petrochemical Tbk PT (A)	4.950	11-08-24	2,000,000	1,932,586
Chandra Asri Petrochemical Tbk PT	4.950	11-08-24	4,000,000	3,865,173
Pelabuhan Indonesia III Persero PT (A)	4.875	10-01-24	9,100,000	9,873,500
Pertamina Persero PT (A)	4.150	02-25-60	1,000,000	1,002,473
Pertamina Persero PT (A)	4.700	07-30-49	7,000,000	7,630,000
Pertamina Persero PT	6.000	05-03-42	8,200,000	10,280,825
Pertamina Persero PT (A)	6.000	05-03-42	14,300,000	17,928,756
Pertamina Persero PT (A)	6.450	05-30-44	8,500,000	11,336,289
Ireland 0.0%				211,533
Sibur Securities DAC (A)	4.125	10-05-23	200,000	211,533
Luxembourg 2.7%				27,618,758
Hidrovias International Finance SARL (A)	5.950	01-24-25	2,800,000	2,884,000
Kenbourne Invest SA (A)	6.875	11-26-24	4,000,000	4,160,000
Klabin Finance SA (A)	4.875	09-19-27	5,800,000	6,198,808
Millicom International Cellular SA (A)	5.125	01-15-28	5,800,000	6,075,500
Millicom International Cellular SA (A)	6.625	10-15-26	500,000	543,750
Rede D'or Finance Sarl (A)	4.500	01-22-30	7,915,000	7,756,700
Mauritius 1.4%				14,740,302
HTA Group, Ltd. (A)	7.000	12-18-25	4,900,000	5,222,420
MTN Mauritius Investments, Ltd. (A)	4.755	11-11-24	5,950,000	6,177,736
MTN Mauritius Investments, Ltd.	6.500	10-13-26	3,000,000	3,340,146
Mexico 10.4%				107,543,661
Alpek SAB de CV (A)	4.250	09-18-29	2,000,000	2,026,500
Banco Mercantil del Norte SA (7.500% to 6-27-29, then 10 Year CMT + 5.470%) (A)(C)	7.500	06-27-29	2,200,000	2,216,500
Credito Real SAB de CV (A)	9.500	02-07-26	10,000,000	9,375,000
Cydsa SAB de CV	6.250	10-04-27	943,000	981,908
Cydsa SAB de CV (A)	6.250	10-04-27	7,600,000	7,913,576
Industrias Penoles SAB de CV (A)	5.650	09-12-49	5,600,000	6,608,000
Infraestructura Energetica Nova SAB de CV (A)	4.875	01-14-48	2,800,000	2,829,974
Mexico City Airport Trust (A)	5.500	10-31-46	7,100,000	6,114,946
Mexico City Airport Trust	5.500	07-31-47	4,000,000	3,464,000
Mexico City Airport Trust (A)	5.500	07-31-47	6,900,000	5,975,400
Petroleos Mexicanos	6.500	03-13-27	5,300,000	5,240,375
Petroleos Mexicanos	6.625	06-15-35	10,880,000	9,601,382
Petroleos Mexicanos (A)	7.690	01-23-50	12,000,000	10,743,600
16	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Mexico (continued)
Petroleos Mexicanos	7.690	01-23-50	20,000,000	$17,950,000
Trust Fibra Uno (A)	6.950	01-30-44	6,600,000	7,210,500
Unifin Financiera SAB de CV (A)	8.375	01-27-28	11,500,000	9,292,000
Mongolia 0.3%				2,722,000
Mongolian Mining Corp. Resources LLC (A)	9.250	04-15-24	4,000,000	2,722,000
Netherlands 4.5%				46,848,863
Braskem Netherlands Finance BV (A)	4.500	01-10-28	11,150,000	10,885,188
GTH Finance BV	7.250	04-26-23	5,392,000	5,991,860
Kazakhstan Temir Zholy Finance BV	6.950	07-10-42	4,600,000	6,412,584
Listrindo Capital BV (A)	4.950	09-14-26	7,750,000	8,011,563
Prosus NV (A)	4.027	08-03-50	4,870,000	5,145,724
Prosus NV (A)	4.850	07-06-27	3,200,000	3,695,211
VEON Holdings BV (A)	4.950	06-16-24	4,350,000	4,706,483
VEON Holdings BV (A)	7.250	04-26-23	1,800,000	2,000,250
Panama 0.9%				8,882,690
AES Panama Generation Holdings SRL (A)	4.375	05-31-30	3,500,000	3,641,920
Banco General SA (A)	4.125	08-07-27	4,750,000	5,240,770
Paraguay 0.2%				2,643,750
Telefonica Celular del Paraguay SA (A)	5.875	04-15-27	2,500,000	2,643,750
Peru 3.4%				34,782,325
ABY Transmision Sur SA (A)	6.875	04-30-43	6,092,500	7,943,097
Banco BBVA Peru SA (5.250% to 9-22-24, then 5 Year CMT + 2.750%) (A)	5.250	09-22-29	2,300,000	2,512,750
Kallpa Generacion SA (A)	4.875	05-24-26	2,890,000	3,114,004
Petroleos del Peru SA (A)	5.625	06-19-47	6,180,000	7,539,600
SAN Miguel Industrias Pet SA (A)	4.500	09-18-22	9,990,000	10,114,875
Volcan Cia Minera SAA	5.375	02-02-22	3,603,000	3,557,999
Russia 2.5%				26,094,803
Gazprom Neft OAO	6.000	11-27-23	3,700,000	4,126,290
Mobile Telesystems OJSC	5.000	05-30-23	5,700,000	6,083,887
Rosneft Oil Company (A)	4.199	03-06-22	4,100,000	4,226,034
Russian Agricultural Bank OJSC	8.500	10-16-23	3,750,000	4,232,617
Severstal OAO (A)	3.850	08-27-21	2,500,000	2,552,275
Severstal OAO	5.900	10-17-22	4,510,000	4,873,700
Singapore 2.0%				20,354,386
LLPL Capital Pte, Ltd. (A)	6.875	02-04-39	6,760,800	7,774,920
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	17

	Rate (%)	Maturity date	Par value^	Value
Singapore (continued)
Medco Bell Pte, Ltd. (A)	6.375	01-30-27	6,800,000	$6,392,000
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26	6,100,000	6,187,466
Thailand 0.9%				9,512,898
GC Treasury Center Company, Ltd. (A)	4.250	09-19-22	1,400,000	1,470,734
PTTEP Canada International Finance, Ltd. (A)	6.350	06-12-42	2,600,000	3,814,772
Thaioil Treasury Center Company, Ltd. (A)	3.750	06-18-50	2,000,000	1,978,940
Thaioil Treasury Center Company, Ltd. (A)	5.375	11-20-48	1,800,000	2,248,452
Togo 0.4%				4,507,900
Banque Ouest Africaine de Developpement (A)	5.000	07-27-27	4,200,000	4,507,900
Turkey 2.0%				20,855,513
Turkcell Iletisim Hizmetleri AS (A)	5.750	10-15-25	5,500,000	5,555,208
Turkiye Ihracat Kredi Bankasi AS	6.125	05-03-24	16,000,000	15,300,305
United Arab Emirates 0.2%				1,870,663
ADES International Holding PLC (A)	8.625	04-24-24	2,000,000	1,870,663
United Kingdom 0.2%				2,086,690
Liquid Telecommunications Financing PLC (A)	8.500	07-13-22	2,050,000	2,086,690
Virgin Islands, British 1.9%				19,811,056
State Grid Overseas Investment 2014, Ltd.	4.850	05-07-44	6,235,000	8,609,057
State Grid Overseas Investment 2016, Ltd.	3.500	05-04-27	10,000,000	11,201,999

	Shares	Value
Common stocks 0.0%		$130,635
(Cost $5,909,631)
Colombia 0.0%		130,635
Frontera Energy Corp.	62,290	130,635

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.5%				$25,836,000
(Cost $25,836,000)
U.S. Government Agency 0.9%				9,180,000
Federal Home Loan Bank Discount Note	0.010	09-01-20	9,180,000	9,180,000

18	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Repurchase agreement 1.6%		16,656,000
Barclays Tri-Party Repurchase Agreement dated 8-31-20 at 0.070% to be repurchased at $16,656,032 on 9-1-20, collateralized by $17,010,700 U.S. Treasury Notes, 0.250% due 8-31-25 (valued at $16,989,250)	16,656,000	16,656,000

Total investments (Cost $1,030,557,681) 98.5%	$1,019,311,868
Other assets and liabilities, net 1.5%	16,021,084
Total net assets 100.0%	$1,035,332,952

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
ZAR	South African Rand

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $527,957,353 or 51.0% of the fund's net assets as of 8-31-20.
(B)	Non-income producing - Issuer is in default.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	19

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	18,803,831	MXN	426,036,133	SSB	9/17/2020	—	$(630,261)
						—	$(630,261)

Derivatives Currency Abbreviations
MXN	Mexican Peso
USD	U.S. Dollar

Derivatives Abbreviations
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $1,034,115,360. Net unrealized depreciation aggregated to $15,433,753, of which $63,085,729 related to gross unrealized appreciation and $78,519,482 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
20	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $1,030,557,681)	$1,019,311,868
Cash	1,316,243
Foreign currency, at value (Cost $343)	375
Collateral segregated at custodian for OTC derivative contracts	450,000
Dividends and interest receivable	14,734,488
Receivable for fund shares sold	5,328,340
Other assets	59,542
Total assets	1,041,200,856
Liabilities
Unrealized depreciation on forward foreign currency contracts	630,261
Distributions payable	335
Payable for investments purchased	5,000,000
Payable for fund shares repurchased	20,889
Payable to affiliates
Accounting and legal services fees	60,665
Transfer agent fees	1,773
Distribution and service fees	18
Trustees' fees	556
Other liabilities and accrued expenses	153,407
Total liabilities	5,867,904
Net assets	$1,035,332,952
Net assets consist of
Paid-in capital	$1,070,808,212
Total distributable earnings (loss)	(35,475,260)
Net assets	$1,035,332,952

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,606,399 ÷ 282,956 shares)[1]	$9.21
Class C ($634,560 ÷ 68,971 shares)[1]	$9.20
Class I ($13,901,450 ÷ 1,508,202 shares)	$9.22
Class R2 ($142,141 ÷ 15,440 shares)	$9.21
Class R6 ($3,982,095 ÷ 432,445 shares)	$9.21
Class NAV ($1,014,066,307 ÷ 110,147,339 shares)	$9.21
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.59

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	21

STATEMENT OF OPERATIONS For the year ended 8-31-20

Investment income
Interest	$58,866,733
Dividends	28,467
Less foreign taxes withheld	(100,771)
Total investment income	58,794,429
Expenses
Investment management fees	7,170,242
Distribution and service fees	14,192
Accounting and legal services fees	184,642
Transfer agent fees	21,279
Trustees' fees	17,396
Custodian fees	263,445
State registration fees	80,628
Printing and postage	29,659
Professional fees	115,183
Other	46,004
Total expenses	7,942,670
Less expense reductions	(73,006)
Net expenses	7,869,664
Net investment income	50,924,765
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,059,369
Futures contracts	118,821
Forward foreign currency contracts	480,925
3,659,115
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(8,504,951)
Forward foreign currency contracts	(332,422)
(8,837,373)
Net realized and unrealized loss	(5,178,258)
Increase in net assets from operations	$45,746,507
22	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$50,924,765	$51,586,427
Net realized gain (loss)	3,659,115	(766,644)
Change in net unrealized appreciation (depreciation)	(8,837,373)	54,314,492
Increase in net assets resulting from operations	45,746,507	105,134,275
Distributions to shareholders
From earnings
Class A	(99,918)	(108,051)
Class C	(20,576)	(24,999)
Class I	(566,369)	(672,391)
Class R2	(5,577)	(3,437)
Class R4[1]	(394)	(2,357)
Class R6	(147,357)	(88,695)
Class NAV	(43,750,937)	(51,081,161)
From tax return of capital
Class A	(15,192)	—
Class C	(3,128)	—
Class I	(86,110)	—
Class R2	(848)	—
Class R4	(60)	—
Class R6	(22,404)	—
Class NAV	(6,651,855)	—
Total distributions	(51,370,725)	(51,981,091)
From fund share transactions	(49,390,191)	178,526,658
Total increase (decrease)	(55,014,409)	231,679,842
Net assets
Beginning of year	1,090,347,361	858,667,519
End of year	$1,035,332,952	$1,090,347,361

[1]	Class R4 shares were fully redeemed on 10-29-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	23

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$9.33	$8.86	$9.87	$9.69	$8.82
Net investment income[1]	0.41	0.43	0.41	0.46	0.49
Net realized and unrealized gain (loss) on investments	(0.11)	0.48	(0.96)	0.23	0.85
Total from investment operations	0.30	0.91	(0.55)	0.69	1.34
Less distributions
From net investment income	(0.36)	(0.44)	(0.46)	(0.51)	(0.47)
From tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.42)	(0.44)	(0.46)	(0.51)	(0.47)
Net asset value, end of period	$9.21	$9.33	$8.86	$9.87	$9.69
Total return (%)[2,3]	3.36	10.52	(5.75)	7.54	15.80
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$3	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.19	1.18	1.21	1.24
Expenses including reductions	1.19	1.18	1.17	1.20	1.23
Net investment income	4.54	4.78	4.34	4.82	5.47
Portfolio turnover (%)	24	7	23	20	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
24	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$9.32	$8.85	$9.86	$9.67	$8.81
Net investment income[1]	0.35	0.37	0.35	0.39	0.43
Net realized and unrealized gain (loss) on investments	(0.12)	0.48	(0.96)	0.25	0.84
Total from investment operations	0.23	0.85	(0.61)	0.64	1.27
Less distributions
From net investment income	(0.30)	(0.38)	(0.40)	(0.45)	(0.41)
From tax return of capital	(0.05)	—	—	—	—
Total distributions	(0.35)	(0.38)	(0.40)	(0.45)	(0.41)
Net asset value, end of period	$9.20	$9.32	$8.85	$9.86	$9.67
Total return (%)[2,3]	2.65	9.76	(6.40)	6.68	15.14
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	1.89	1.88	1.90	1.94
Expenses including reductions	1.89	1.88	1.87	1.90	1.93
Net investment income	3.85	4.09	3.68	4.05	4.88
Portfolio turnover (%)	24	7	23	20	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	25

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$9.34	$8.86	$9.88	$9.70	$8.83
Net investment income[1]	0.44	0.46	0.44	0.48	0.53
Net realized and unrealized gain (loss) on investments	(0.12)	0.49	(0.97)	0.24	0.84
Total from investment operations	0.32	0.95	(0.53)	0.72	1.37
Less distributions
From net investment income	(0.38)	(0.47)	(0.49)	(0.54)	(0.50)
From tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.44)	(0.47)	(0.49)	(0.54)	(0.50)
Net asset value, end of period	$9.22	$9.34	$8.86	$9.88	$9.70
Total return (%)[2]	3.67	10.95	(5.56)	7.87	16.14
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$15	$14	$14	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.90	0.89	0.89	0.93
Expenses including reductions	0.89	0.89	0.88	0.89	0.92
Net investment income	4.83	5.06	4.64	5.01	5.97
Portfolio turnover (%)	24	7	23	20	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
26	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$9.32	$8.85	$9.87	$9.69	$8.82
Net investment income[1]	0.42	0.44	0.42	0.48	0.51
Net realized and unrealized gain (loss) on investments	(0.11)	0.48	(0.97)	0.23	0.85
Total from investment operations	0.31	0.92	(0.55)	0.71	1.36
Less distributions
From net investment income	(0.36)	(0.45)	(0.47)	(0.53)	(0.49)
From tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.42)	(0.45)	(0.47)	(0.53)	(0.49)
Net asset value, end of period	$9.21	$9.32	$8.85	$9.87	$9.69
Total return (%)[2]	3.49	10.62	(5.75)	7.70	16.02
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.12	1.08	1.06	1.08
Expenses including reductions	1.17	1.11	1.07	1.06	1.07
Net investment income	4.60	4.85	4.40	5.02	5.78
Portfolio turnover (%)	24	7	23	20	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	27

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$9.33	$8.85	$9.87	$9.69	$8.82
Net investment income[1]	0.45	0.48	0.46	0.48	0.49
Net realized and unrealized gain (loss) on investments	(0.12)	0.47	(0.98)	0.25	0.89
Total from investment operations	0.33	0.95	(0.52)	0.73	1.38
Less distributions
From net investment income	(0.39)	(0.47)	(0.50)	(0.55)	(0.51)
From tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.45)	(0.47)	(0.50)	(0.55)	(0.51)
Net asset value, end of period	$9.21	$9.33	$8.85	$9.87	$9.69
Total return (%)[2]	3.79	11.05	(5.48)	7.99	16.33
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$3	$1	$1	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.79	0.79	0.80	0.83
Expenses including reductions	0.78	0.78	0.78	0.79	0.81
Net investment income	4.96	5.22	4.83	5.04	5.37
Portfolio turnover (%)	24	7	23	20	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
28	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$9.33	$8.85	$9.87	$9.69	$8.82
Net investment income[1]	0.45	0.47	0.45	0.50	0.54
Net realized and unrealized gain (loss) on investments	(0.11)	0.49	(0.97)	0.24	0.84
Total from investment operations	0.34	0.96	(0.52)	0.74	1.38
Less distributions
From net investment income	(0.40)	(0.48)	(0.50)	(0.56)	(0.51)
From tax return of capital	(0.06)	—	—	—	—
Total distributions	(0.46)	(0.48)	(0.50)	(0.56)	(0.51)
Net asset value, end of period	$9.21	$9.33	$8.85	$9.87	$9.69
Total return (%)[2]	3.80	11.10	(5.46)	8.00	16.29
Ratios and supplemental data
Net assets, end of period (in millions)	$1,014	$1,069	$840	$797	$570
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.77	0.77	0.79	0.81
Expenses including reductions	0.76	0.77	0.77	0.78	0.81
Net investment income	4.97	5.21	4.79	5.28	6.03
Portfolio turnover (%)	24	7	23	20	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	29

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Debt Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return with an emphasis on current income as well as capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
All Class R4 shares were fully redeemed on October 29, 2019.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
30	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$403,316,368	—	$403,316,368	—
Corporate bonds	590,028,865	—	590,028,865	—
Common stocks	130,635	$130,635	—	—
Short-term investments	25,836,000	—	25,836,000	—
Total investments in securities	$1,019,311,868	$130,635	$1,019,181,233	—
Derivatives:
Liabilities
Forward foreign currency contracts	$(630,261)	—	$(630,261)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	31

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $5,530.
32	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2020, the fund has a short-term capital loss carryforward of $6,699,232 and a long-term capital loss carryforward of $9,696,926 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $3,646,644 are treated as occurring on September 1, 2020, the first day of the fund’s next taxable year.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$44,591,128	$51,981,091
Return of capital	6,779,597	—
Total	$51,370,725	$51,981,091
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion of debt securities.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	33

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or
34	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2020, the fund used futures contracts to manage against changes in foreign currency exchange rates and anticipated interest rate changes, and gain exposure to treasuries market. The fund held futures contracts with USD notional values ranging up to $22.2 million. There were no open futures contracts as of August 31, 2020.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2020, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and gain exposure to foreign currency. The fund held forward foreign currency contracts with USD notional values ranging from $16.6 million to $99.0 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	—	$(630,261)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$118,821	—	$118,821
Currency	—	$480,925	480,925
Total	$118,821	$480,925	$599,746
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	35

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$(332,422)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $250 million of the fund’s average daily net assets; (b) 0.700% of the next $500 million of the fund’s average daily net assets, and (c) 0.675% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC (Subadvisor), an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
36	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$179
Class C	43
Class I	950
Class R2	10
Class	Expense reduction
Class R4	$1
Class R6	241
Class NAV	71,572
Total	$72,996

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement would have expired on December 31, 2020, however, Class R4 shares were fully redeemed on October 29, 2019. This contractual waiver amounted to $10 for Class R4 shares for the year ended August 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,706 for the year ended August 31, 2020. Of this amount, $365 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $2,341 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $224 for Class A.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	37

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$7,538	$3,169
Class C	6,076	767
Class I	—	16,870
Class R2	554	19
Class R4	24	1
Class R6	—	453
Total	$14,192	$21,279
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$13,858,102	2	0.563%	$433
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	177,266	$1,552,898	48,224	$443,242
Distributions reinvested	12,646	114,635	11,827	107,470
Repurchased	(155,749)	(1,374,843)	(94,544)	(845,173)
Net increase (decrease)	34,163	$292,690	(34,493)	$(294,461)
38	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class C shares
Sold	23,217	$218,146	15,332	$136,399
Distributions reinvested	2,604	23,479	2,710	24,651
Repurchased	(25,166)	(215,425)	(20,050)	(178,455)
Net increase (decrease)	655	$26,200	(2,008)	$(17,405)
Class I shares
Sold	792,373	$6,992,484	620,334	$5,732,070
Distributions reinvested	71,972	652,479	73,954	672,353
Repurchased	(922,750)	(7,994,318)	(740,290)	(6,687,510)
Net decrease	(58,405)	$(349,355)	(46,002)	$(283,087)
Class R2 shares
Sold	8,725	$81,623	2,891	$26,048
Distributions reinvested	373	3,359	64	589
Repurchased	(2,657)	(23,452)	(616)	(5,488)
Net increase	6,441	$61,530	2,339	$21,149
Class R4 shares[1]
Sold	6,641	$62,085	—	—
Distributions reinvested	2	25	—	—
Repurchased	(11,730)	(110,243)	—	—
Net decrease	(5,087)	$(48,133)	—	—
Class R6 shares
Sold	136,722	$1,254,999	285,122	$2,627,140
Distributions reinvested	18,820	169,669	9,625	88,583
Repurchased	(69,895)	(639,700)	(52,270)	(468,555)
Net increase	85,647	$784,968	242,477	$2,247,168
Class NAV shares
Sold	7,000,976	$57,977,176	14,330,207	$127,509,918
Distributions reinvested	5,568,136	50,398,196	5,606,792	51,081,161
Repurchased	(17,058,030)	(158,533,463)	(190,446)	(1,737,785)
Net increase (decrease)	(4,488,918)	$(50,158,091)	19,746,553	$176,853,294
Total net increase (decrease)	(4,425,504)	$(49,390,191)	19,908,866	$178,526,658

[1]	Class R4 shares were fully redeemed on 10-29-19.
Affiliates of the fund owned 33%, 43% and 100% of shares of Class R2, Class R6 and Class NAV, respectively, on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	39

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $232,201,579 and $246,319,570, respectively, for the year ended August 31, 2020. Purchases and sales of U.S. Treasury obligations aggregated $0 and $17,928,539, respectively, for the year ended August 31, 2020.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 98.0% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	36.4%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.4%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	13.8%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	12.3%
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
40	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Debt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Debt Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	41

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
42	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Debt Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       44

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, and five-year periods and underperformed its benchmark index for the ten-year period ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-, three-, five-, and ten-year periods ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including favorable performance relative to its benchmark index for one-, three-, and five-year periods and to the peer group median for the one-, three- five-, and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       45

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       46

(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       48

Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Emerging Markets Debt Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Manulife Investment Management (US) LLC, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Roberto Sanchez-Dahl, CFA
Paolo H. Valle

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK EMERGING MARKETS DEBT FUND       57

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Emerging Markets Debt Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324480	358A 8/20 10/20

John Hancock

Equity Income Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy, and by the end of the first quarter, equity markets began to rise. This comeback gathered momentum, particularly for large-cap U.S. growth stocks, during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in most of the United States, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Equity Income Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
20	Financial highlights
24	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
44	Statement regarding liquidity risk management
47	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide substantial dividend income and also long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charges)[1]
Russell 1000 Value Index
Morningstar large value fund category average
–3.96
0.84
1.50
2.39
4.50
4.49
6.45
7.53
7.03
9.32
11.05
10.05
1 year
3 year
5 year
10 year

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Large-cap value stocks posted a narrow gain

Although the fund's benchmark, the Russell 1000 Value Index, delivered a positive return, it didn't fully participate in the broader-market rally that occurred from late March onward.

The fund underperformed the index

Stock selection, particularly in the industrials sector, was the primary driver of the shortfall.

Positioning in information technology helped

The fund benefited from both favorable selection and an overweight position in the sector.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectuses. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       4

Manager's discussion of fund performance

Can you describe the market environment during the 12 months ended August 31, 2020?

U.S. stocks posted robust gains during the period despite suffering their worst decline since the 2008 global financial crisis in February and March. As the accelerating coronavirus pandemic led to the shutdown of significant portions of the global economy, investors responded by selling stocks and moving into lower-risk assets. The market began to rebound in late March following the passage of emergency monetary and fiscal measures in response to the rapid economic contraction. Progress in the battle against the coronavirus, together with the gradual reopening of businesses and public facilities, helped the rally continue through the end of the period. The fund's benchmark, the Russell 1000 Value Index, while posting a slightly positive return, didn't keep pace with the broader market due to investors' continued preference for growth stocks.

What aspects of the fund's positioning helped and hurt relative performance?

Stock selection was the primary reason for the fund's underperformance. The largest shortfall occurred in the industrials sector, where shares of The Boeing Company fell sharply in the sell-off as investors reacted negatively to the prospect of a prolonged period of suppressed air travel. Selection in the utilities, healthcare, and materials sectors further pressured returns. CF Industries Holdings, Inc., a nitrogen producer,

TOP 10 HOLDINGS AS OF 8/31/20 (%)		COUNTRY COMPOSITION AS OF 8/31/20 (%)
QUALCOMM, Inc.	3.5	United States	89.1
United Parcel Service, Inc., Class B	2.7	France	2.5
The Southern Company	2.5	Canada	2.4
Wells Fargo & Company	2.4	Switzerland	2.3
TOTAL SE, ADR	2.2	Ireland	1.7
DuPont de Nemours, Inc.	2.2	United Kingdom	1.0
Chubb, Ltd.	2.1	Other countries	1.0
Morgan Stanley	2.0	TOTAL	100.0
Philip Morris International, Inc.	2.0
Weyerhaeuser Company	1.9
TOTAL	23.5
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       5

suffered as poor weather conditions and the effects of COVID-19 pressured demand for farming inputs. Holdings in the financials sector also underperformed, with Wells Fargo & Company representing the largest detractor. The stock lagged amid relative weakness in the banking sector and company-specific concerns about a dividend cut and a lack of progress on cost cutting.

Conversely, security selection and an overweight allocation drove the fund's outperformance in the information technology sector. QUALCOMM, Inc. was the leading individual contributor. The stock rallied following the company's announcement that it had entered into a new long-term patent license agreement with the Chinese company Huawei Technologies Co., Ltd., which removed a key overhang on the stock.

Stock selection in the real estate sector also boosted relative performance, as did an underweight in the group. A key contributor was Weyerhaeuser Company, a timber real estate investment trust that outperformed the broader sector due to the strength in lumber prices.

How would you characterize your portfolio activity in the past year?

We identified opportunities to buy shares of reasonably valued businesses that we believe are well positioned for improved performance, including chemicals company DuPont de Nemours, Inc. and biotechnology firm AbbVie, Inc. At the sector level, we made the largest additions to utilities and materials.

MANAGED BY

John D. Linehan, CFA, T. Rowe Price Associates, Inc.

The views expressed in this report are exclusively those of John D. Linehan, CFA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 8-31-20	as of 8-31-20
Class A2	-8.74	5.36	8.76	29.81	131.64	2.11	2.08
Class C2	-5.49	5.69	8.89	31.85	134.43	1.53	1.50
Class 1[3]	-3.58	6.82	9.50	39.09	147.79	2.59	2.56
Class NAV[3]	-3.53	6.88	9.56	39.50	149.10	2.64	2.61
Index 1†	0.84	7.53	11.05	43.78	185.17	—	—
Index 2†	21.94	14.46	15.16	96.47	310.38	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class1 and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class 1	Class NAV
Gross (%)	1.16	1.86	0.79	0.74
Net (%)	1.14	1.85	0.78	0.73

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Equity Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	8-31-10	23,443	23,443	28,517	41,038
Class 1[3]	8-31-10	24,779	24,779	28,517	41,038
Class NAV[3]	8-31-10	24,910	24,910	28,517	41,038

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Class A and Class C shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 996.00	$5.72	1.14%
	Hypothetical example	1,000.00	1,019.40	5.79	1.14%
Class C	Actual expenses/actual returns	1,000.00	992.80	9.22	1.84%
	Hypothetical example	1,000.00	1,015.90	9.32	1.84%
Class 1	Actual expenses/actual returns	1,000.00	998.10	3.82	0.76%
	Hypothetical example	1,000.00	1,021.30	3.86	0.76%
Class NAV	Actual expenses/actual returns	1,000.00	998.40	3.57	0.71%
	Hypothetical example	1,000.00	1,021.60	3.61	0.71%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
10	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 96.2%		$1,813,380,071
(Cost $1,625,878,626)
Communication services 5.8%		109,106,954
Diversified telecommunication services 0.9%
AT&T, Inc. (A)	124,290	3,705,085
Verizon Communications, Inc.	215,060	12,746,606
Entertainment 0.8%
The Walt Disney Company	121,509	16,023,392
Media 4.1%
Comcast Corp., Class A	744,370	33,355,220
Fox Corp., Class B	739,837	20,567,469
News Corp., Class A	1,501,930	22,709,182
Consumer discretionary 3.1%		58,981,151
Automobiles 0.7%
General Motors Company	157,900	4,678,577
Volkswagen AG, ADR (A)(B)	581,175	9,670,752
Hotels, restaurants and leisure 1.4%
Las Vegas Sands Corp.	363,341	18,425,022
McDonald's Corp.	16,900	3,608,488
MGM Resorts International	120,800	2,718,000
Royal Caribbean Cruises, Ltd. (A)	23,100	1,590,204
Leisure products 0.5%
Mattel, Inc. (A)(B)	871,658	9,365,965
Multiline retail 0.4%
Kohl's Corp. (A)	333,406	7,121,552
Specialty retail 0.1%
The TJX Companies, Inc.	32,900	1,802,591
Consumer staples 8.4%		158,762,252
Beverages 0.5%
The Coca-Cola Company (A)	194,200	9,618,726
Food and staples retailing 0.6%
Walmart, Inc.	83,792	11,634,519
Food products 3.7%
Bunge, Ltd.	115,471	5,267,787
Conagra Brands, Inc. (A)	776,027	29,768,396
Mondelez International, Inc., Class A	17,026	994,659
Tyson Foods, Inc., Class A	545,084	34,231,275
Household products 1.6%
Kimberly-Clark Corp.	183,742	28,987,138
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	11

	Shares	Value
Consumer staples (continued)
Tobacco 2.0%
Altria Group, Inc.	8,500	$371,790
Philip Morris International, Inc.	474,846	37,887,962
Energy 7.8%		147,398,195
Energy equipment and services 0.6%
Halliburton Company (A)	732,700	11,855,086
Oil, gas and consumable fuels 7.2%
Chevron Corp.	63,997	5,371,268
Enbridge, Inc.	576,660	18,464,653
EOG Resources, Inc.	119,200	5,404,528
Exxon Mobil Corp.	381,058	15,219,457
Hess Corp.	71,832	3,307,145
Occidental Petroleum Corp.	344,951	4,394,676
Pioneer Natural Resources Company	52,498	5,456,117
Targa Resources Corp.	560,078	9,526,927
TC Energy Corp.	564,781	26,352,681
TOTAL SE, ADR (A)	1,062,564	42,045,657
Financials 18.7%		353,240,812
Banks 6.0%
Bank of America Corp.	215,622	5,550,110
Fifth Third Bancorp	1,327,496	27,426,067
JPMorgan Chase & Co.	180,332	18,067,463
The PNC Financial Services Group, Inc.	143,848	15,995,898
Wells Fargo & Company	1,905,275	46,012,391
Capital markets 4.7%
Franklin Resources, Inc. (A)	306,486	6,454,595
Morgan Stanley (A)	739,289	38,635,243
Northern Trust Corp.	62,815	5,143,920
Raymond James Financial, Inc.	152,000	11,509,440
State Street Corp.	392,813	26,746,637
Diversified financial services 0.7%
Equitable Holdings, Inc.	645,262	13,673,102
Insurance 7.3%
American International Group, Inc.	1,040,928	30,332,642
Chubb, Ltd.	316,565	39,570,625
Loews Corp.	676,890	24,273,275
Marsh & McLennan Companies, Inc.	49,783	5,720,565
MetLife, Inc.	878,706	33,795,033
Willis Towers Watson PLC	21,086	4,333,806
12	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 14.1%		$264,854,450
Biotechnology 2.7%
AbbVie, Inc.	352,100	33,720,617
Gilead Sciences, Inc. (A)	244,782	16,339,199
Health care equipment and supplies 3.5%
Becton, Dickinson and Company	99,276	24,101,235
Medtronic PLC	290,968	31,270,331
Zimmer Biomet Holdings, Inc.	77,300	10,890,024
Health care providers and services 3.2%
Anthem, Inc.	107,020	30,128,270
CVS Health Corp.	475,895	29,562,597
Pharmaceuticals 4.7%
Bristol-Myers Squibb Company (A)	60,017	3,733,057
GlaxoSmithKline PLC	424,976	8,301,192
GlaxoSmithKline PLC, ADR	119,000	4,712,400
Johnson & Johnson	213,034	32,681,546
Merck & Company, Inc.	86,000	7,333,220
Pfizer, Inc.	848,922	32,080,762
Industrials 11.5%		217,686,754
Aerospace and defense 2.8%
L3Harris Technologies, Inc.	154,900	27,996,626
The Boeing Company (A)	144,511	24,829,880
Air freight and logistics 2.7%
United Parcel Service, Inc., Class B	310,823	50,856,859
Airlines 0.3%
Alaska Air Group, Inc. (A)	136,926	5,333,268
Building products 0.6%
Johnson Controls International PLC	273,289	11,131,061
Commercial services and supplies 0.8%
Stericycle, Inc. (B)	245,558	15,742,723
Electrical equipment 0.7%
Emerson Electric Company	165,092	11,468,941
nVent Electric PLC	91,200	1,743,744
Industrial conglomerates 1.7%
General Electric Company	5,104,494	32,362,492
Machinery 1.2%
Cummins, Inc.	12,100	2,507,725
Flowserve Corp.	42,585	1,263,923
PACCAR, Inc.	96,683	8,299,269
Snap-on, Inc.	74,500	11,046,115
Professional services 0.7%
Nielsen Holdings PLC	857,600	13,104,128
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	13

	Shares	Value
Information technology 9.6%		$180,239,292
Communications equipment 1.3%
Cisco Systems, Inc.	606,785	25,618,463
Electronic equipment, instruments and components 0.5%
Corning, Inc. (A)	136,207	4,421,279
TE Connectivity, Ltd.	45,700	4,414,620
Semiconductors and semiconductor equipment 6.1%
Applied Materials, Inc.	322,917	19,891,687
NXP Semiconductors NV	43,800	5,508,288
QUALCOMM, Inc.	555,898	66,207,451
Texas Instruments, Inc.	160,410	22,802,282
Software 1.6%
Microsoft Corp.	131,477	29,652,008
Technology hardware, storage and peripherals 0.1%
Western Digital Corp.	44,852	1,723,214
Materials 5.4%		100,840,927
Chemicals 4.0%
Akzo Nobel NV	42,271	4,172,295
CF Industries Holdings, Inc.	799,790	26,097,148
DuPont de Nemours, Inc.	728,523	40,622,442
PPG Industries, Inc.	37,800	4,551,120
Containers and packaging 1.4%
International Paper Company	700,246	25,397,922
Real estate 4.5%		85,572,590
Equity real estate investment trusts 4.5%
Equity Residential	364,364	20,568,348
Rayonier, Inc.	567,545	16,617,718
SL Green Realty Corp.	238,099	11,133,509
Welltower, Inc.	18,100	1,041,112
Weyerhaeuser Company	1,194,718	36,211,903
Utilities 7.3%		136,696,694
Electric utilities 4.4%
Edison International	342,929	17,996,914
NextEra Energy, Inc.	57,728	16,115,926
The Southern Company	915,937	47,793,593
Multi-utilities 2.9%
Ameren Corp.	99,300	7,855,623
NiSource, Inc. (A)	1,498,545	33,207,757

Sempra Energy	111,014	13,726,881
14	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Preferred securities 1.9%		$36,466,732
(Cost $36,757,431)
Energy 0.7%		13,598,782
Oil, gas and consumable fuels 0.7%
Sempra Energy, 6.000%	102,426	10,421,846
Sempra Energy, 6.750%	31,177	3,176,936
Health care 0.4%		8,330,485
Health care equipment and supplies 0.4%
Becton, Dickinson and Company, 6.000%	155,914	8,330,485
Utilities 0.8%		14,537,465
Electric utilities 0.8%
NextEra Energy, Inc., 5.279%	140,565	6,692,300
The Southern Company, 6.750%	174,337	7,845,165

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.3%				$4,770,994
(Cost $4,751,418)
Financials 0.3%				4,770,994
Insurance 0.3%
AXA SA (C)	7.250	05-15-21	4,801,000	4,770,994

	Shares	Value
Warrants 0.0%		$127,201
(Cost $243,622)
Occidental Petroleum Corp. (Expiration Date: 8-3-27; Strike Price: $22.00) (B)	43,119	127,201

	Yield (%)	Shares	Value
Short-term investments 3.8%			$71,288,782
(Cost $71,269,173)
Short-term funds 3.8%			71,288,782
John Hancock Collateral Trust (D)	0.2611(E)	4,488,869	44,936,717
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0399(E)	1,500,000	1,500,000
T. Rowe Price Government Reserve Fund	0.1398(E)	24,852,065	24,852,065

Total investments (Cost $1,738,900,270) 102.2%	$1,926,033,780
Other assets and liabilities, net (2.2%)	(40,593,575)
Total net assets 100.0%	$1,885,440,205

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	15

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	All or a portion of this security is on loan as of 8-31-20.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 8-31-20.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $1,756,663,398. Net unrealized appreciation aggregated to $169,370,382, of which $316,252,986 related to gross unrealized appreciation and $146,882,604 related to gross unrealized depreciation.
16	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $1,693,983,162) including $43,891,484 of securities loaned	$1,881,097,063
Affiliated investments, at value (Cost $44,917,108)	44,936,717
Total investments, at value (Cost $1,738,900,270)	1,926,033,780
Dividends and interest receivable	5,071,552
Receivable for fund shares sold	82,351
Receivable for investments sold	618,435
Receivable for securities lending income	4,709
Other assets	47,175
Total assets	1,931,858,002
Liabilities
Foreign currency overdraft, at value (cost $88)	92
Payable for investments purchased	1,020,239
Payable for fund shares repurchased	224,157
Payable upon return of securities loaned	44,921,674
Payable to affiliates
Accounting and legal services fees	107,407
Transfer agent fees	6,618
Trustees' fees	995
Other liabilities and accrued expenses	136,615
Total liabilities	46,417,797
Net assets	$1,885,440,205
Net assets consist of
Paid-in capital	$1,697,826,795
Total distributable earnings (loss)	187,613,410
Net assets	$1,885,440,205

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($59,246,170 ÷ 3,638,926 shares)[1]	$16.28
Class C ($2,141,511 ÷ 131,203 shares)[1]	$16.32
Class 1 ($159,860,172 ÷ 9,806,339 shares)	$16.30
Class NAV ($1,664,192,352 ÷ 102,232,115 shares)	$16.28
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.14

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	17

STATEMENT OF OPERATIONS For the year ended 8-31-20

Investment income
Dividends	$54,525,166
Interest	614,099
Securities lending	85,598
Less foreign taxes withheld	(751,494)
Total investment income	54,473,369
Expenses
Investment management fees	12,139,589
Distribution and service fees	278,815
Accounting and legal services fees	310,204
Transfer agent fees	72,829
Trustees' fees	29,602
Custodian fees	220,980
State registration fees	45,030
Printing and postage	37,275
Professional fees	94,231
Other	70,031
Total expenses	13,298,586
Less expense reductions	(509,094)
Net expenses	12,789,492
Net investment income	41,683,877
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	30,142,037
Affiliated investments	10,569
Futures contracts	943,985
31,096,591
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(105,607,830)
Affiliated investments	18,032
Futures contracts	(167)
(105,589,965)
Net realized and unrealized loss	(74,493,374)
Decrease in net assets from operations	$(32,809,497)
18	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$41,683,877	$37,220,566
Net realized gain	31,096,591	94,641,004
Change in net unrealized appreciation (depreciation)	(105,589,965)	(137,630,542)
Decrease in net assets resulting from operations	(32,809,497)	(5,768,972)
Distributions to shareholders
From earnings
Class A	(4,388,126)	(4,741,672)
Class C	(188,277)	(279,512)
Class 1	(15,745,750)	(23,950,238)
Class NAV	(123,011,350)	(142,398,287)
Total distributions	(143,333,503)	(171,369,709)
From fund share transactions	316,299,342	298,302,070
Total increase	140,156,342	121,163,389
Net assets
Beginning of year	1,745,283,863	1,624,120,474
End of year	$1,885,440,205	$1,745,283,863
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	19

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$18.31	$20.97	$20.22	$18.50	$18.38
Net investment income[1]	0.33	0.36	0.31	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.90)	(0.84)	2.22	2.17	1.62
Total from investment operations	(0.57)	(0.48)	2.53	2.53	1.98
Less distributions
From net investment income	(0.38)	(0.36)	(0.33)	(0.40)	(0.33)
From net realized gain	(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions	(1.46)	(2.18)	(1.78)	(0.81)	(1.86)
Net asset value, end of period	$16.28	$18.31	$20.97	$20.22	$18.50
Total return (%)[2,3]	(3.96)	(0.94)	12.83	13.96	11.72
Ratios and supplemental data
Net assets, end of period (in millions)	$59	$51	$43	$36	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.16	1.18	1.19	1.23
Expenses including reductions	1.14	1.13	1.14	1.14	1.14
Net investment income	1.99	1.97	1.52	1.85	2.08
Portfolio turnover (%)	31	26	19	21	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$18.34	$21.00	$20.25	$18.52	$18.39
Net investment income[1]	0.22	0.24	0.17	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.90)	(0.86)	2.22	2.18	1.61
Total from investment operations	(0.68)	(0.62)	2.39	2.40	1.85
Less distributions
From net investment income	(0.26)	(0.22)	(0.19)	(0.26)	(0.19)
From net realized gain	(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions	(1.34)	(2.04)	(1.64)	(0.67)	(1.72)
Net asset value, end of period	$16.32	$18.34	$21.00	$20.25	$18.52
Total return (%)[2,3]	(4.60)	(1.66)	12.00	13.16	10.89
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.86	1.88	1.89	1.93
Expenses including reductions	1.84	1.83	1.84	1.86	1.89
Net investment income	1.28	1.28	0.80	1.12	1.39
Portfolio turnover (%)	31	26	19	21	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	21

CLASS 1 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$18.33	$20.99	$20.24	$18.51	$18.39
Net investment income[1]	0.40	0.43	0.39	0.44	0.40
Net realized and unrealized gain (loss) on investments	(0.91)	(0.85)	2.21	2.16	1.63
Total from investment operations	(0.51)	(0.42)	2.60	2.60	2.03
Less distributions
From net investment income	(0.44)	(0.42)	(0.40)	(0.46)	(0.38)
From net realized gain	(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions	(1.52)	(2.24)	(1.85)	(0.87)	(1.91)
Net asset value, end of period	$16.30	$18.33	$20.99	$20.24	$18.51
Total return (%)[2]	(3.58)	(0.57)	13.21	14.36	12.06
Ratios and supplemental data
Net assets, end of period (in millions)	$160	$197	$235	$255	$271
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.80	0.82	0.83	0.85
Expenses including reductions	0.76	0.77	0.78	0.79	0.81
Net investment income	2.35	2.32	1.86	2.23	2.29
Portfolio turnover (%)	31	26	19	21	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$18.31	$20.97	$20.22	$18.49	$18.37
Net investment income[1]	0.41	0.44	0.40	0.45	0.41
Net realized and unrealized gain (loss) on investments	(0.91)	(0.85)	2.21	2.16	1.63
Total from investment operations	(0.50)	(0.41)	2.61	2.61	2.04
Less distributions
From net investment income	(0.45)	(0.43)	(0.41)	(0.47)	(0.39)
From net realized gain	(1.08)	(1.82)	(1.45)	(0.41)	(1.53)
Total distributions	(1.53)	(2.25)	(1.86)	(0.88)	(1.92)
Net asset value, end of period	$16.28	$18.31	$20.97	$20.22	$18.49
Total return (%)[2]	(3.53)	(0.52)	13.28	14.44	12.13
Ratios and supplemental data
Net assets, end of period (in millions)	$1,664	$1,495	$1,344	$1,377	$1,485
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.75	0.77	0.78	0.80
Expenses including reductions	0.71	0.72	0.73	0.74	0.76
Net investment income	2.41	2.38	1.92	2.30	2.34
Portfolio turnover (%)	31	26	19	21	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Equity Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide substantial dividend income and also long-term growth of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when
24	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$109,106,954	$109,106,954	—	—
Consumer discretionary	58,981,151	58,981,151	—	—
Consumer staples	158,762,252	158,762,252	—	—
Energy	147,398,195	147,398,195	—	—
Financials	353,240,812	353,240,812	—	—
Health care	264,854,450	256,553,258	$8,301,192	—
Industrials	217,686,754	217,686,754	—	—
Information technology	180,239,292	180,239,292	—	—
Materials	100,840,927	96,668,632	4,172,295	—
Real estate	85,572,590	85,572,590	—	—
Utilities	136,696,694	136,696,694	—	—
Preferred securities	36,466,732	36,466,732	—	—
Convertible bonds	4,770,994	—	4,770,994	—
Warrants	127,201	127,201	—	—
Short-term investments	71,288,782	71,288,782	—	—
Total investments in securities	$1,926,033,780	$1,908,789,299	$17,244,481	—
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	25

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2020, the fund loaned securities valued at $43,891,484 and received $44,921,674 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
26	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $7,497.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $4,764,710 that are a result of security transactions occurring after October 31, 2019, are treated as occurring on September 1, 2020, the first day of the fund’s next taxable year.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	27

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$46,241,818	$38,629,387
Long-term capital gains	97,091,685	132,740,322
Total	$143,333,503	$171,369,709
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $10,852,808 of undistributed ordinary income and $12,149,052 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and contingent payment debt instruments.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral
28	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2020, the fund used futures contracts to manage against changes in securities markets. The fund held futures contracts with USD notional values ranging up to $3.1 million, as measured at each quarter end. There were no open futures contracts as of August 31, 2020.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$943,985
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	$(167)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.800% of the first $100 million of aggregate net assets; b) 0.775% of the aggregate net assets between $100 million and $200 million; c) 0.750% of the aggregate net assets between $200 million and $500 million; d) 0.725% of the aggregate net assets between $500 million and $1 billion; e) 0.725% of the aggregate net assets between $1 billion and $1.5 billion; f) 0.700% of aggregate between $1.5 billion and $2 billion; g) 0.695% of the aggregate net assets between $2 billion and $3 billion; h) 0.690% of the aggregate net assets between $3 billion and $4 billion; i) 0.680% of the aggregate net assets between $4 billion and $5.5 billion; j) 0.675% of the aggregate net assets between $5.5 billion and $7.5 billion and k) 0.670% of aggregate net assets excess over
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	29

$7.5 billion. When aggregate net assets exceed $200 million on any day, the annual rate of management fee for that day is 0.775% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of management fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on the amount above $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of management fee for that day is 0.725% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of management fee for that day is 0.700% on the first $1.5 billion of aggregate net assets. When aggregate net assets exceed $2 billion on any day, the annual rate of management fee for that day is 0.695% on the first $2 billion of aggregate net assets. When aggregate net assets exceed $3 billion on any day, the annual rate of management fee for that day is 0.690% on the first $3 billion of aggregate net assets. When aggregate net assets exceed $4 billion on any day, the annual rate of management fee for that day is 0.680% on the first $4 billion of aggregate net assets. When aggregate net assets exceed $5.5 billion on any day, the annual rate of management fee for that day is 0.675% on the first $5.5 billion of aggregate net assets. When aggregate net assets exceed $7.5 billion on any day, the annual rate of management fee for that day is 0.670% on the first $7.5 billion of aggregate net assets. Aggregate net assets include the net assets of the fund, Equity Income Trust a series of John Hancock Variable Insurance Trust, and Manulife US Large Cap Value Equity Fund (Canada).
Prior to May 1, 2020, the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of a) 0.800% of the first $100 million of aggregate net assets; b) 0.775% of the aggregate net assets between $100 million and $200 million; c) 0.750% of the aggregate net assets between $200 million and $500 million; d) 0.725% of the aggregate net assets between $500 million and $1 billion; e) 0.725% of the aggregate net assets between $1 billion and $1.5 billion and f) 0.700% of aggregate net assets excess over $1.5 billion. When aggregate net assets exceeded $200 million on any day, the annual rate of management fee for that day was 0.775% on the first $200 million of aggregate net assets. When aggregate net assets exceeded $500 million on any day, the annual rate of management fee for that day was 0.750% on the first $500 million of aggregate net assets and 0.725% on the amount above $500 million. When aggregate net assets exceeded $1 billion on any day, the annual rate of management fee for that day was 0.725% on the first $1 billion of aggregate net assets. When aggregate net assets exceeded $1.5 billion on any day, the annual rate of management fee for that day was 0.700% on the first $1.5 billion of aggregate net assets. Aggregate net assets include the net assets of the fund and Equity Income Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of each class as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets attributable to the class. Expenses exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires December 31, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
30	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver equals the amount by which the subadvisory fee paid to T. Rowe Price Associates, Inc. is reduced. This voluntary expense reimbursement may terminate at any time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$16,142
Class C	717
Class 1	51,814
Class	Expense reduction
Class NAV	$440,421
Total	$509,094

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.67% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $170,900 for the year ended August 31, 2020. Of this amount, $29,458 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $141,442 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $696 and $906 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	31

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$165,758	$69,733
Class C	24,535	3,096
Class 1	88,522	—
Total	$278,815	$72,829
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$19,663,350	10	0.954%	$5,212
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,554,888	$25,312,918	995,444	$17,988,634
Distributions reinvested	239,544	4,385,132	288,610	4,727,196
Repurchased	(933,389)	(14,771,777)	(557,710)	(10,146,117)
Net increase	861,043	$14,926,273	726,344	$12,569,713
Class C shares
Sold	56,071	$862,900	70,676	$1,286,919
Distributions reinvested	10,002	186,469	17,131	279,512
Repurchased	(78,537)	(1,274,676)	(71,343)	(1,303,611)
Net increase (decrease)	(12,464)	$(225,307)	16,464	$262,820
32	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	369,627	$6,344,534	254,975	$4,695,379
Distributions reinvested	860,662	15,745,751	1,457,283	23,950,239
Repurchased	(2,153,515)	(36,397,372)	(2,166,593)	(40,425,568)
Net decrease	(923,226)	$(14,307,087)	(454,335)	$(11,779,950)
Class NAV shares
Sold	22,066,035	$348,311,566	17,559,676	$320,289,388
Distributions reinvested	6,780,478	123,011,349	8,660,727	142,398,287
Repurchased	(8,289,636)	(155,417,452)	(8,615,631)	(165,438,188)
Net increase	20,556,877	$315,905,463	17,604,772	$297,249,487
Total net increase	20,482,230	$316,299,342	17,893,245	$298,302,070
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $751,722,479 and $529,567,817, respectively, for the year ended August 31, 2020.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 88.3% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	30.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	22.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	12.4%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	4,488,869	$8,171,462	$267,661,281	$(230,924,627)	$10,569	$18,032	$85,598	—	$44,936,717

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	33

Note 10—Other matters
The Trust and several of its funds, including the Equity Income Fund (the “fund”), were named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No.12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. The total amounts at issue for the 500 Index Trust, Equity Income Trust, Mid Value Trust, and Total Stock Market Index Trust are approximately $600,000, $30.5 million, $1.8 million, and $114,000, respectively. In addition, a group of Tribune creditors filed fifty three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re: Tribune Company Fraudulent Conveyance Litigation, No.11-md-2696 (S.D.N.Y.).
As of August 1, 2019, all claims related to this matter have been dismissed. However, two controlling rulings are being appealed- 1) the plaintiffs are seeking U.S. Supreme Court review of the Court of Appeals for the Second Circuit’s dismissal of the plaintiff’s state law constructive fraudulent conveyance claims; and 2) the plaintiffs are appealing the dismissal of the plaintiff’s intentional fraudulent transfer claim against the shareholder defendants. That appeal remains pending the Second Circuit Court of Appeals.
At this time, the fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the fund or if the fund enters into a settlement agreement with the plaintiffs, depending upon the circumstances, the payment of such judgement or settlement could have an adverse effect on the fund’s net asset value.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
34	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Equity Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	35

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $97,091,685 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Equity Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       37

fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also concluded the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       38

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund outperformed the peer group median for the one-, three- and five-year periods and underperformed the peer group median for the ten-year period ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three-year period and to the peer group median for the one-, three-, and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into

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account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund's subadvisory fees are below the peer group median. The Board also took into account the subadvisory fees paid by the

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Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Equity Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, T. Rowe Price Associates, Inc., (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       50

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

T. Rowe Price Associates, Inc.

Portfolio Manager

John D. Linehan, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK EQUITY INCOME FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324482	458A 8/20 10/2020

John Hancock

Fundamental Global Franchise Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I and Class R Suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Global Franchise Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
12	Financial statements
15	Financial highlights
19	Notes to financial statements
27	Report of independent registered public accounting firm
28	Tax information
29	Continuation of investment advisory and subadvisory agreements
36	Statement regarding liquidity risk management
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charge)
MSCI World Index
Morningstar U.S. world large stock fund category average
7.34
16.79
15.43
6.24
9.82
8.30
10.49
10.42
9.40
10.95
11.29
1 year
3 year
5 year
Since inception (6/29/12)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stock markets worldwide rebounded following downturn

Global equities benefited from improved economic growth in the second half of 2019, plunged in early 2020 amid coronavirus-related lockdowns, then rallied again as economies started to reopen.

The fund significantly lagged its benchmark

Security selection and a sizable overweight in consumer staples, a large underweight in information technology sector, and stock picks in the communication services sector hurt the fund's performance relative to the MSCI World Index.

Allocations in certain sectors aided relative performance

A large underweight and security selection in the financials sector gave the biggest boost to the fund's relative performance.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       3

Manager's discussion of fund performance

What factors drove global equity markets during the 12 months ended August 31, 2020?

Markets worldwide rallied in late 2019, benefiting from improved global economic growth, low interest rates, and progress with trade talks between the United States and China. Stocks plunged, however, in early 2020, as economies worldwide shut down to prevent the spread of the highly infectious coronavirus. Significant government stimulus, gradual economic re-openings, slowing COVID-19 infection rates, and signs of progress developing a vaccine triggered a strong market rebound in the spring and summer. The fund's benchmark, the MSCI World Index, ended the period with a strong return, led higher by notable gains in the information technology, consumer discretionary, healthcare, and communication services sectors. Conversely, energy stocks fell sharply as travel ground to a near halt, pressuring demand and oil prices.

How did the fund perform for the period?

The fund lagged the return of the benchmark by a wide margin, hurt most by security selection and a large overweight in the consumer staples sector, a lack of exposure to the information technology sector, and stock picks in the communication services sector. Among individual detractors were global brewers Anheuser-Busch InBev SA and Heineken Holding NV, which were hurt by a steep drop in on-premises sales

TOP 10 HOLDINGS AS OF 8/31/20 (%)		COUNTRY COMPOSITION AS OF 8/31/20 (%)
eBay, Inc.	7.9	United States	58.9
Amazon.com, Inc.	7.3	Netherlands	8.7
Anheuser-Busch InBev SA/NV	6.8	France	8.5
Heineken Holding NV	6.3	Belgium	6.8
Berkshire Hathaway, Inc., Class B	6.3	Italy	6.7
Danone SA	6.1	United Kingdom	4.7
Ferrari NV	4.7	Switzerland	4.5
Cie Financiere Richemont SA	4.5	Japan	1.2
Liberty Media Corp.-Liberty Formula One,		TOTAL	100.0
Series C	3.1
Liberty Media Corp.-Liberty Formula One,
Series A	3.1
TOTAL	56.1
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       4

amid the pandemic lockdowns. Anheuser-Busch faced added pressure from foreign currency headwinds and investor concern about its debt. Another disappointment was France-based dairy products company Danone SA, which also was pressured by a drop in on-premises sales plus a slower-than-expected turnaround in its business. All three stocks were overweights.

Conversely, a large underweight in the financials sector, lack of exposure to the energy and industrials sectors, and a sizable overweight in the consumer discretionary sector aided relative performance. Individual contributors included Amazon.com, Inc., which rallied sharply as stay-at-home directives boosted demand for its e-commerce offerings and highly profitable cloud-computing services. Another standout was online auction and shopping site eBay Inc., which benefited as more sales moved online during the pandemic. Both of these consumer discretionary holdings were overweight positions at period end. In consumer staples, an overweight in Walmart, Inc. rallied amid growing demand for the discount retailer's e-commerce services and online grocery offering.

How is the fund positioned at period end?

The fund remains focused on both capital appreciation and capital preservation, with about 25 to 30 companies that we believe have strong balance sheets, global franchises, wide competitive moats, and discounted valuations. We deployed cash and positioned the fund more offensively in March when we believed valuations offered compelling long-term risk-reward opportunities. The fund ended the period with increased allocations to the financials and consumer discretionary sectors and a reduced stake in the consumer staples sector.

MANAGED BY

Jonathan T. White, CFA, Manulife IM (US)
Emory W. (Sandy) Sanders, Jr., CFA, Manulife IM (US)

The views expressed in this report are exclusively those of Jonathan T. White, CFA, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	1.95	9.36	10.25	56.43	122.00
Class I2	7.60	10.81	11.31	67.09	140.08
Class R6[2,3]	7.80	10.80	11.14	67.03	137.12
Class NAV[2]	7.81	10.96	11.44	68.17	142.43
Index †	16.79	10.42	11.29	64.15	139.76

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Gross (%)	1.31	1.01	0.90	0.89
Net (%)	1.30	1.00	0.89	0.88

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Global Franchise Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	6-29-12	24,008	24,008	23,976
Class R6[2,3]	6-29-12	23,712	23,712	23,976
Class NAV[2]	6-29-12	24,243	24,243	23,976

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-29-12.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R6 shares were first offered on 2-13-17. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,144.80	$7.12	1.32%
	Hypothetical example	1,000.00	1,018.50	6.70	1.32%
Class I	Actual expenses/actual returns	1,000.00	1,146.10	5.50	1.02%
	Hypothetical example	1,000.00	1,020.00	5.18	1.02%
Class R6	Actual expenses/actual returns	1,000.00	1,148.00	4.86	0.90%
	Hypothetical example	1,000.00	1,020.60	4.57	0.90%
Class NAV	Actual expenses/actual returns	1,000.00	1,148.00	4.81	0.89%
	Hypothetical example	1,000.00	1,020.70	4.52	0.89%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	9

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 92.7%		$408,395,462
(Cost $325,766,566)
Belgium 6.8%		29,862,929
Anheuser-Busch InBev SA/NV	513,821	29,862,929
France 8.5%		37,344,606
Danone SA	408,043	26,831,421
Sodexo SA	147,279	10,513,185
Italy 6.7%		29,728,034
Ferrari NV	107,219	20,880,900
Salvatore Ferragamo SpA (A)	615,090	8,847,134
Japan 1.2%		5,193,298
Asics Corp.	376,700	5,193,298
Netherlands 8.7%		38,229,577
EXOR NV	178,665	10,537,337
Heineken Holding NV	338,445	27,692,240
Switzerland 4.5%		19,804,666
Cie Financiere Richemont SA	297,459	19,804,666
United Kingdom 4.7%		20,689,181
Associated British Foods PLC	333,029	9,005,300
Diageo PLC	220,893	7,380,317
Reckitt Benckiser Group PLC	42,873	4,303,564
United States 51.6%		227,543,171
Alexion Pharmaceuticals, Inc. (A)	40,129	4,583,534
Alnylam Pharmaceuticals, Inc. (A)	54,965	7,290,558
Amazon.com, Inc. (A)	9,377	32,359,652
American Tower Corp.	31,348	7,810,354
Berkshire Hathaway, Inc., Class B (A)	126,922	27,674,073
CarGurus, Inc. (A)	237,634	5,793,517
Comcast Corp., Class A	288,619	12,933,017
Dollar Tree, Inc. (A)	49,120	4,728,782
eBay, Inc.	634,393	34,752,050
Fox Corp., Class A	258,967	7,214,821
Gilead Sciences, Inc.	84,766	5,658,131
HCA Healthcare, Inc.	40,296	5,468,973
Liberty Media Corp.-Liberty Formula One, Series A (A)	373,316	13,506,573
Liberty Media Corp.-Liberty Formula One, Series C (A)	350,993	13,681,707
Madison Square Garden Entertainment Corp. (A)	14,582	1,096,129
Madison Square Garden Sports Corp. (A)	14,582	2,391,448
Oracle Corp.	155,219	8,881,631
10	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Post Holdings, Inc. (A)	92,635	$8,153,733
The Hain Celestial Group, Inc. (A)	204,494	6,705,358
UnitedHealth Group, Inc.	35,327	11,041,454
Walmart, Inc.	41,899	5,817,676

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 4.9%				$21,395,000
(Cost $21,395,000)
U.S. Government Agency 4.9%				21,395,000
Federal Agricultural Mortgage Corp. Discount Note	0.010	09-01-20	4,119,000	4,119,000
Federal Home Loan Bank Discount Note	0.010	09-01-20	17,276,000	17,276,000

Total investments (Cost $347,161,566) 97.6%	$429,790,462
Other assets and liabilities, net 2.4%	10,782,270
Total net assets 100.0%	$440,572,732

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $350,968,133. Net unrealized appreciation aggregated to $78,822,329, of which $95,966,880 related to gross unrealized appreciation and $17,144,551 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $347,161,566)	$429,790,462
Cash	9,918,910
Foreign currency, at value (Cost $208)	214
Dividends and interest receivable	1,004,644
Receivable for fund shares sold	126,460
Other assets	41,041
Total assets	440,881,731
Liabilities
Payable for fund shares repurchased	185,159
Payable to affiliates
Accounting and legal services fees	25,745
Transfer agent fees	8,778
Trustees' fees	237
Other liabilities and accrued expenses	89,080
Total liabilities	308,999
Net assets	$440,572,732
Net assets consist of
Paid-in capital	$327,452,089
Total distributable earnings (loss)	113,120,643
Net assets	$440,572,732

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,173,603 ÷ 430,409 shares)[1]	$12.02
Class I ($75,464,032 ÷ 6,245,331 shares)	$12.08
Class R6 ($11,021,332 ÷ 910,901 shares)	$12.10
Class NAV ($348,913,765 ÷ 28,837,103 shares)	$12.10
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.65

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  8-31-20

Investment income
Dividends	$5,468,941
Interest	320,961
Less foreign taxes withheld	(457,821)
Total investment income	5,332,081
Expenses
Investment management fees	3,507,484
Distribution and service fees	14,067
Accounting and legal services fees	76,864
Transfer agent fees	73,300
Trustees' fees	7,623
Custodian fees	138,576
State registration fees	59,683
Printing and postage	20,056
Professional fees	64,850
Other	29,766
Total expenses	3,992,269
Less expense reductions	(31,212)
Net expenses	3,961,057
Net investment income	1,371,024
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	43,435,705
Realized loss on investments not meeting investment restrictions	(172,949)
Payment from investment advisor for loss on investments not meeting investment restrictions	172,949
43,435,705
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(12,067,837)
(12,067,837)
Net realized and unrealized gain	31,367,868
Increase in net assets from operations	$32,738,892
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$1,371,024	$2,800,922
Net realized gain	43,435,705	13,933,118
Change in net unrealized appreciation (depreciation)	(12,067,837)	10,525,960
Increase in net assets resulting from operations	32,738,892	27,260,000
Distributions to shareholders
From earnings
Class A	(299,153)	(344,649)
Class I	(1,973,680)	(489,827)
Class R6	(497,140)	(435,154)
Class NAV	(26,399,740)	(47,517,438)
Total distributions	(29,169,713)	(48,787,068)
From fund share transactions	(50,343,529)	72,454,278
Total increase (decrease)	(46,774,350)	50,927,210
Net assets
Beginning of year	487,347,082	436,419,872
End of year	$440,572,732	$487,347,082
14	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.91	$13.03	$14.21	$13.78	$12.71
Net investment income (loss)[1]	(0.01)	0.02	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.86	0.26	0.84	1.68	2.35
Total from investment operations	0.85	0.28	0.89	1.73	2.42
Less distributions
From net investment income	(0.05)	(0.02)	(0.08)	(0.04)	(0.07)
From net realized gain	(0.69)	(1.38)	(1.99)	(1.26)	(1.28)
Total distributions	(0.74)	(1.40)	(2.07)	(1.30)	(1.35)
Net asset value, end of period	$12.02	$11.91	$13.03	$14.21	$13.78
Total return (%)[2,3]	7.34	4.61	6.80	14.58	19.84
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$3	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.31	1.29	1.28	1.28
Expenses including reductions	1.31	1.30	1.28	1.27	1.28
Net investment income (loss)	(0.09)	0.20	0.41	0.34	0.50
Portfolio turnover (%)	49	26	40	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	15

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.97	$13.10	$14.28	$13.84	$12.76
Net investment income[1]	0.03	0.09	0.07	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.86	0.22	0.86	1.68	2.34
Total from investment operations	0.89	0.31	0.93	1.78	2.47
Less distributions
From net investment income	(0.09)	(0.06)	(0.12)	(0.08)	(0.11)
From net realized gain	(0.69)	(1.38)	(1.99)	(1.26)	(1.28)
Total distributions	(0.78)	(1.44)	(2.11)	(1.34)	(1.39)
Net asset value, end of period	$12.08	$11.97	$13.10	$14.28	$13.84
Total return (%)[2]	7.60	4.90	7.10	14.97	20.22
Ratios and supplemental data
Net assets, end of period (in millions)	$75	$31	$5	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.01	1.00	0.97	0.97
Expenses including reductions	1.01	1.01	0.99	0.96	0.97
Net investment income	0.27	0.77	0.56	0.74	0.96
Portfolio turnover (%)	49	26	40	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
16	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$11.98	$13.11	$14.29	$12.32
Net investment income[2]	0.04	0.08	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.87	0.24	0.81	1.88
Total from investment operations	0.91	0.32	0.94	1.97
Less distributions
From net investment income	(0.10)	(0.07)	(0.13)	—
From net realized gain	(0.69)	(1.38)	(1.99)	—
Total distributions	(0.79)	(1.45)	(2.12)	—
Net asset value, end of period	$12.10	$11.98	$13.11	$14.29
Total return (%)[3]	7.80	5.02	7.19	15.99 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$7	$4	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.90	0.89	0.88 [6]
Expenses including reductions	0.90	0.90	0.89	0.87 [6]
Net investment income	0.35	0.71	1.05	1.17 [6]
Portfolio turnover (%)	49	26	40	54 [7]

[1]	The inception date for Class R6 shares is 2-13-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	17

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.98	$13.11	$14.29	$13.85	$12.77
Net investment income[1]	0.04	0.07	0.09	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.87	0.26	0.85	1.69	2.37
Total from investment operations	0.91	0.33	0.94	1.79	2.49
Less distributions
From net investment income	(0.10)	(0.08)	(0.13)	(0.09)	(0.13)
From net realized gain	(0.69)	(1.38)	(1.99)	(1.26)	(1.28)
Total distributions	(0.79)	(1.46)	(2.12)	(1.35)	(1.41)
Net asset value, end of period	$12.10	$11.98	$13.11	$14.29	$13.85
Total return (%)[2]	7.81	5.04	7.21	15.09	20.34
Ratios and supplemental data
Net assets, end of period (in millions)	$349	$444	$425	$548	$451
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.89	0.88	0.86	0.86
Expenses including reductions	0.88	0.88	0.87	0.86	0.85
Net investment income	0.32	0.63	0.65	0.77	0.92
Portfolio turnover (%)	49	26	40	54	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Fundamental Global Franchise Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to to seek to provide capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	19

these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Belgium	$29,862,929	—	$29,862,929	—
France	37,344,606	—	37,344,606	—
Italy	29,728,034	$20,880,900	8,847,134	—
Japan	5,193,298	—	5,193,298	—
Netherlands	38,229,577	—	38,229,577	—
Switzerland	19,804,666	—	19,804,666	—
United Kingdom	20,689,181	—	20,689,181	—
United States	227,543,171	227,543,171	—	—
Short-term investments	21,395,000	—	21,395,000	—
Total investments in securities	$429,790,462	$248,424,071	$181,366,391	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is
20	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
During the year ended August 31, 2020, the fund realized a loss of $(172,949) on the disposal of investments not meeting the fund’s respective investment guidelines, which was reimbursed by the Advisor.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $3,837.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	21

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$3,692,887	$4,180,655
Long-term capital gains	25,476,826	44,606,413
Total	$29,169,713	$48,787,068
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $8,412,110 of undistributed ordinary income and $25,840,228 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $1 billion of the fund’s average daily net assets and (b) 0.780% of the fund’s average daily net assets in
22	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC (Subadvisor), an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$334
Class I	3,652
Class R6	619
Class	Expense reduction
Class NAV	$26,607
Total	$31,212

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $7,901 for the year ended August 31, 2020. Of this amount, $1,389 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $6,512 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, there were no CDSCs received by the Distributor for Class A shares.
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	23

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$14,067	$5,913
Class I	—	66,218
Class R6	—	1,169
Total	$14,067	$73,300
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$2,716,825	2	1.035%	$156
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	113,765	$1,293,158	198,557	$2,299,834
Distributions reinvested	25,548	296,869	35,253	341,956
Repurchased	(98,194)	(1,081,282)	(70,265)	(807,619)
Net increase	41,119	$508,745	163,545	$1,834,171
24	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class I shares
Sold	5,137,836	$59,041,619	2,931,806	$31,205,381
Distributions reinvested	169,269	1,973,680	50,342	489,827
Repurchased	(1,682,745)	(18,330,935)	(723,255)	(8,138,863)
Net increase	3,624,360	$42,684,364	2,258,893	$23,556,345
Class R6 shares
Sold	322,496	$3,452,205	285,622	$3,154,342
Distributions reinvested	42,636	497,140	44,723	435,154
Repurchased	(70,199)	(765,671)	(13,772)	(156,980)
Net increase	294,933	$3,183,674	316,573	$3,432,516
Class NAV shares
Sold	1,282,427	$13,764,559	2,268,870	$25,666,221
Distributions reinvested	2,264,129	26,399,740	4,883,601	47,517,438
Repurchased	(11,762,979)	(136,884,611)	(2,511,975)	(29,552,413)
Net increase (decrease)	(8,216,423)	$(96,720,312)	4,640,496	$43,631,246
Total net increase (decrease)	(4,256,011)	$(50,343,529)	7,379,507	$72,454,278
Affiliates of the fund owned 76% and 100% of shares of Class R6 and Class NAV, respectively, on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $199,461,668 and $267,432,182, respectively, for the year ended August 31, 2020.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 79.2% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	25.1%
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	25

Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	22.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	7.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	6.4%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
26	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Global Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental Global Franchise Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	27

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $25,476,826 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
28	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental Global Franchise Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

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(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and five-year periods ended December 31, 2019 and underperformed its benchmark index for the three-year period ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-, three- and-five year periods ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including favorable performance relative to its benchmark index for the one- and five-year periods and to the peer group median for the one-, three-, and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index..

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and net total expenses are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was

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mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Fundamental Global Franchise Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Manulife Investment Management (US) LLC, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       36

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       37

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Global Franchise Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324492	398A 8/20 10/2020

John Hancock

Global Equity Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Equity Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
44	Statement regarding liquidity risk management
47	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charges)
MSCI World Index
Morningstar world large stock fund category average
9.99
16.79
15.43
6.87
9.82
8.30
8.15
10.42
9.40
7.17
8.94
1 year
3 year
5 year
Since Inception (5/16/13)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stock markets worldwide rallied sharply despite global pandemic

After a significant downturn resulting from the COVID-19 pandemic, equity markets staged a remarkable rebound as investors expressed optimism that the global economy would recover quickly.

Growth stocks led the market's advance

The market's recovery was driven largely by growth stocks, resulting in the widest valuation dispersion between growth and value stocks in over two decades.

Fund trailed its benchmark

The fund posted a positive return but underperformed its benchmark, the MSCI World Index, as the fund's emphasis on high-quality stocks and value tilt detracted in a rally fueled by growth-oriented stocks.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       4

Manager's discussion of fund performance

Can you discuss the global stock market environment during the 12 months ended August 31, 2020?

Global equity markets posted strong returns during the period despite extreme levels of volatility. The initial sources of market volatility were the continuing trade conflict between the United States and China and uncertainty surrounding Brexit. In early 2020, however, these concerns were quickly subsumed by the COVID-19 pandemic, which led to widespread lockdowns and an abrupt halt in traditional commerce. Central banks, including the U.S. Federal Reserve (Fed), moved quickly to provide liquidity and inject stability into financial markets, while governments introduced stimulus packages in an attempt to avoid an economic collapse. Global stock markets fell sharply in the early stages of the pandemic, but they subsequently rebounded as investors grew more confident about a rapid economic recovery.

How did the fund perform?

The fund posted a solid gain but trailed the return of its benchmark, the MSCI World Index. Our emphasis on high-quality companies and long-term value was a drag on performance during the market's recent recovery, which was driven by growth stocks with little regard for quality, earnings, or balance sheets. Fund holdings in the consumer sectors detracted the most, particularly France-based food products company Danone SA and Dutch beverage producer Heineken NV. Danone reported

TOP 10 HOLDINGS AS OF 8/31/20 (%)		COUNTRY COMPOSITION AS OF 8/31/20 (%)
Microsoft Corp.	4.8	United States	54.8
Apple, Inc.	4.7	United Kingdom	10.7
Alphabet, Inc., Class A	4.6	Netherlands	10.1
Johnson & Johnson	3.6	France	9.9
Koninklijke Ahold Delhaize NV	3.5	Switzerland	6.5
Verizon Communications, Inc.	3.5	Ireland	3.4
Unilever NV	3.2	South Korea	2.4
Novartis AG	3.2	Japan	2.2
AutoZone, Inc.	3.0	TOTAL	100.0
Oracle Corp.	3.0
TOTAL	37.1
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       5

disappointing earnings for the first half of 2020 as a pandemic-related increase in costs weighed on the company's profit margins, while Heineken reported declining sales across all regions of the globe and eliminated its interim August dividend.

On the positive side, the fund's holdings in the information technology sector contributed the most to performance, led by U.S. tech giants Apple, Inc. and Microsoft Corp. Both stocks reported solid results and benefited from the strong rally in large-cap growth stocks late in the period.

What changes did you make to the portfolio and how was the fund positioned at the end of the period?

Portfolio turnover was relatively high as the extreme market volatility provided opportunities to upgrade the quality and valuation of the portfolio. Notable sales during the period included defense contractor Raytheon Technologies Corp., financial services provider Wells Fargo & Company, and food products maker Nestle SA. New additions included technology company Alphabet, Inc., auto parts retailer AutoZone, Inc., and cable operator Comcast Corp.

The fund remains defensively positioned, reflecting our view that valuation levels in global equity markets do not reflect the current state of the global economy. Many companies are raising cash and expanding debt levels, driving already high leverage ratios even higher. A prolonged period of economic weakness will pose challenges for companies that do not have healthy balance sheets, which is why we believe in our emphasis on companies with low leverage and strong capital allocation strategies.

MANAGED BY

Paul G. Boyne, Manulife IM (US)
Stephen G. Hermsdorf, Manulife IM (US)

The views expressed in this report are exclusively those of Paul G. Boyne, Manulife Investment Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	4.52	7.05	6.41	40.56	57.35
Class C2	8.22	7.39	6.61	42.86	59.50
Class I3	10.28	8.46	7.47	50.10	69.13
Class R2[2,3]	9.87	8.12	7.16	47.74	65.60
Class R4[2,3]	10.21	8.42	7.36	49.78	67.89
Class R6[2,3]	10.38	8.58	7.48	50.89	69.29
Class NAV[3]	10.39	8.59	7.61	50.96	70.71
Index†	16.79	10.42	8.94	64.15	86.78

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.30	2.00	1.00	1.39	1.24	0.89	0.88
Net (%)	1.29	1.99	0.99	1.38	1.13	0.88	0.87

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Equity Fund  for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	5-16-13	15,950	15,950	18,678
Class I3	5-16-13	16,913	16,913	18,678
Class R2[2,3]	5-16-13	16,560	16,560	18,678
Class R4[2,3]	5-16-13	16,789	16,789	18,678
Class R6[2,3]	5-16-13	16,929	16,929	18,678
Class NAV[3]	5-16-13	17,071	17,071	18,678

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 5-16-13.
2	Class C, Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,110.50	$ 6.90	1.30%
	Hypothetical example	1,000.00	1,018.60	6.60	1.30%
Class C	Actual expenses/actual returns	1,000.00	1,106.90	10.59	2.00%
	Hypothetical example	1,000.00	1,015.10	10.13	2.00%
Class I	Actual expenses/actual returns	1,000.00	1,112.40	5.31	1.00%
	Hypothetical example	1,000.00	1,020.10	5.08	1.00%
Class R2	Actual expenses/actual returns	1,000.00	1,110.30	7.37	1.39%
	Hypothetical example	1,000.00	1,018.10	7.05	1.39%
Class R4	Actual expenses/actual returns	1,000.00	1,111.40	5.57	1.05%
	Hypothetical example	1,000.00	1,019.90	5.33	1.05%
Class R6	Actual expenses/actual returns	1,000.00	1,112.40	4.78	0.90%
	Hypothetical example	1,000.00	1,020.60	4.57	0.90%
Class NAV	Actual expenses/actual returns	1,000.00	1,112.40	4.62	0.87%
	Hypothetical example	1,000.00	1,020.80	4.42	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
10	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 95.1%		$787,605,477
(Cost $630,262,462)
France 9.9%		82,133,716
Capgemini SE	113,535	15,749,344
Cie Generale des Etablissements Michelin SCA	198,482	22,479,901
Danone SA	362,824	23,857,985
Sanofi	119,784	12,132,729
TOTAL SE	199,480	7,913,757
Ireland 3.4%		28,029,062
Accenture PLC, Class A	26,220	6,290,965
CRH PLC	582,491	21,738,097
Japan 2.2%		18,610,285
FANUC Corp.	48,000	8,420,757
Mitsubishi Estate Company, Ltd.	651,100	10,189,528
Netherlands 10.1%		83,902,151
Akzo Nobel NV	125,987	12,435,320
Heineken NV	200,972	18,586,375
Koninklijke Ahold Delhaize NV	975,827	29,358,442
Koninklijke Philips NV (A)	241,555	11,430,622
Wolters Kluwer NV	147,397	12,091,392
Switzerland 6.5%		53,507,209
Chubb, Ltd.	115,303	14,412,875
Novartis AG	309,847	26,704,793
Roche Holding AG	35,417	12,389,541
United Kingdom 10.7%		88,488,643
Amcor PLC	1,454,086	16,220,605
Associated British Foods PLC	327,723	8,861,823
Direct Line Insurance Group PLC	1,996,591	7,890,576
Ferguson PLC	89,084	8,736,094
Informa PLC (A)	662,539	3,655,551
Tesco PLC	5,615,445	16,398,521
Unilever NV	459,940	26,725,473
United States 52.3%		432,934,411
Alphabet, Inc., Class A (A)	23,295	37,959,901
Apple, Inc.	301,176	38,863,751
Applied Materials, Inc.	194,554	11,984,526
Arthur J. Gallagher & Company	116,262	12,242,389
AutoZone, Inc. (A)	20,764	24,840,181
Colgate-Palmolive Company	98,642	7,818,365
Comcast Corp., Class A	488,201	21,876,287
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	11

	Shares	Value
United States (continued)
Electronic Arts, Inc. (A)	73,617	$10,267,363
Fortune Brands Home & Security, Inc.	109,719	9,225,174
Intel Corp.	209,620	10,680,139
Johnson & Johnson	192,922	29,596,164
Johnson Controls International PLC	252,062	10,266,485
JPMorgan Chase & Co.	112,706	11,292,014
Kimberly-Clark Corp.	54,188	8,548,699
Merck & Company, Inc.	222,150	18,942,731
Microsoft Corp.	177,707	40,078,259
Northrop Grumman Corp.	37,215	12,750,231
Oracle Corp.	431,976	24,717,667
Otis Worldwide Corp.	96,593	6,075,700
Philip Morris International, Inc.	213,915	17,068,278
Stanley Black & Decker, Inc.	39,106	6,307,798
Starbucks Corp.	96,568	8,157,099
The Home Depot, Inc.	43,575	12,420,618
Union Pacific Corp.	21,331	4,104,938
Verizon Communications, Inc.	484,981	28,744,824

Waste Management, Inc.	71,095	8,104,830
Preferred securities 2.4%		$20,126,263
(Cost $19,829,671)
South Korea 2.4%		20,126,263
Samsung Electronics Company, Ltd.	503,830	20,126,263

	Yield (%)	Shares	Value
Short-term investments 2.5%			$20,294,685
(Cost $20,294,685)
Short-term funds 2.5%			20,294,685
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0386(B)	20,294,685	20,294,685

Total investments (Cost $670,386,818) 100.0%	$828,026,425
Other assets and liabilities, net 0.0%	198,700
Total net assets 100.0%	$828,225,125

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-20.
12	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	51,628,924	EUR	45,354,214	TD	9/16/2020	—	$(2,511,533)
						—	$(2,511,533)

Derivatives Currency Abbreviations
EUR	Euro
USD	U.S. Dollar

Derivatives Abbreviations
TD	The Toronto-Dominion Bank
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $672,482,589. Net unrealized appreciation aggregated to $153,032,303, of which $168,780,171 related to gross unrealized appreciation and $15,747,868 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $670,386,818)	$828,026,425
Foreign currency, at value (Cost $1,247)	1,252
Collateral segregated at custodian for OTC derivative contracts	1,870,000
Dividends and interest receivable	1,835,267
Receivable for fund shares sold	10,155
Receivable for securities lending income	2,353
Other assets	44,480
Total assets	831,789,932
Liabilities
Unrealized depreciation on forward foreign currency contracts	2,511,533
Payable for fund shares repurchased	882,768
Payable to affiliates
Accounting and legal services fees	46,575
Transfer agent fees	9,255
Distribution and service fees	17
Trustees' fees	424
Other liabilities and accrued expenses	114,235
Total liabilities	3,564,807
Net assets	$828,225,125
Net assets consist of
Paid-in capital	$862,673,468
Total distributable earnings (loss)	(34,448,343)
Net assets	$828,225,125

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($45,053,551 ÷ 3,646,191 shares)[1]	$12.36
Class C ($6,134,510 ÷ 498,115 shares)[1]	$12.32
Class I ($15,786,977 ÷ 1,275,934 shares)	$12.37
Class R2 ($78,015 ÷ 6,302 shares)	$12.38
Class R4 ($59,043 ÷ 4,772 shares)	$12.37
Class R6 ($196,788,634 ÷ 15,904,404 shares)	$12.37
Class NAV ($564,324,395 ÷ 45,613,580 shares)	$12.37
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.01

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-20

Investment income
Dividends	$17,380,866
Interest	155,764
Securities lending	90,859
Less foreign taxes withheld	(912,172)
Total investment income	16,715,317
Expenses
Investment management fees	5,741,676
Distribution and service fees	208,341
Accounting and legal services fees	126,728
Transfer agent fees	91,688
Trustees' fees	11,966
Custodian fees	202,547
State registration fees	87,890
Printing and postage	43,497
Professional fees	75,430
Other	35,823
Total expenses	6,625,586
Less expense reductions	(51,032)
Net expenses	6,574,554
Net investment income	10,140,763
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,201,798
Affiliated investments	28,312
Forward foreign currency contracts	126,829
9,356,939
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	85,191,663
Forward foreign currency contracts	(3,773,556)
81,418,107
Net realized and unrealized gain	90,775,046
Increase in net assets from operations	$100,915,809
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$10,140,763	$14,284,640
Net realized gain	9,356,939	5,192,970
Change in net unrealized appreciation (depreciation)	81,418,107	5,026,624
Increase in net assets resulting from operations	100,915,809	24,504,234
Distributions to shareholders
From earnings
Class A	(930,247)	(2,585,019)
Class C	(132,508)	(623,606)
Class I	(352,089)	(1,027,952)
Class R2	(2,544)	(9,810)
Class R4	(1,244)	(3,214)
Class R6	(330,603)	(471,887)
Class NAV	(15,698,858)	(43,948,882)
Total distributions	(17,448,093)	(48,670,370)
From fund share transactions	32,766,072	(59,762,846)
Total increase (decrease)	116,233,788	(83,928,982)
Net assets
Beginning of year	711,991,337	795,920,319
End of year	$828,225,125	$711,991,337
16	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.47	$11.92	$12.03	$10.94	$10.24
Net investment income[1]	0.12	0.18	0.16	0.15	0.19
Net realized and unrealized gain (loss) on investments	1.02	0.08	0.72	1.11	0.68
Total from investment operations	1.14	0.26	0.88	1.26	0.87
Less distributions
From net investment income	(0.19)	(0.20)	(0.17)	(0.17)	(0.17)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.25)	(0.71)	(0.99)	(0.17)	(0.17)
Net asset value, end of period	$12.36	$11.47	$11.92	$12.03	$10.94
Total return (%)[2,3]	9.99	3.23	7.50	11.64	8.59
Ratios and supplemental data
Net assets, end of period (in millions)	$45	$42	$44	$46	$56
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.30	1.28	1.29	1.36
Expenses including reductions	1.30	1.29	1.27	1.28	1.35
Net investment income	1.01	1.60	1.36	1.34	1.86
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	17

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.44	$11.87	$11.99	$10.91	$10.21
Net investment income[1]	0.03	0.10	0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments	1.03	0.10	0.71	1.09	0.67
Total from investment operations	1.06	0.20	0.79	1.17	0.79
Less distributions
From net investment income	(0.12)	(0.12)	(0.09)	(0.09)	(0.09)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.18)	(0.63)	(0.91)	(0.09)	(0.09)
Net asset value, end of period	$12.32	$11.44	$11.87	$11.99	$10.91
Total return (%)[2,3]	9.22	2.59	6.69	10.83	7.82
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$10	$13	$17	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	2.01	2.00	1.98	1.98	2.06
Expenses including reductions	2.00	1.99	1.97	1.98	2.05
Net investment income	0.27	0.89	0.66	0.69	1.17
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.48	$11.94	$12.05	$10.96	$10.26
Net investment income[1]	0.15	0.21	0.19	0.21	0.23
Net realized and unrealized gain (loss) on investments	1.03	0.07	0.72	1.08	0.67
Total from investment operations	1.18	0.28	0.91	1.29	0.90
Less distributions
From net investment income	(0.23)	(0.23)	(0.20)	(0.20)	(0.20)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.29)	(0.74)	(1.02)	(0.20)	(0.20)
Net asset value, end of period	$12.37	$11.48	$11.94	$12.05	$10.96
Total return (%)[2]	10.28	3.52	7.80	11.95	8.93
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$14	$19	$26	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.01	0.98	0.97	1.05
Expenses including reductions	1.00	1.00	0.97	0.97	1.04
Net investment income	1.32	1.86	1.61	1.83	2.22
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	19

CLASS R2 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.49	$11.93	$12.05	$10.96	$10.25
Net investment income[1]	0.10	0.16	0.13	0.16	0.20
Net realized and unrealized gain (loss) on investments	1.03	0.10	0.74	1.10	0.67
Total from investment operations	1.13	0.26	0.87	1.26	0.87
Less distributions
From net investment income	(0.18)	(0.19)	(0.17)	(0.17)	(0.16)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.24)	(0.70)	(0.99)	(0.17)	(0.16)
Net asset value, end of period	$12.38	$11.49	$11.93	$12.05	$10.96
Total return (%)[2]	9.87	3.21	7.43	11.69	8.59
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.39	1.39	1.30	1.23	1.29
Expenses including reductions	1.39	1.39	1.29	1.22	1.28
Net investment income	0.86	1.40	1.10	1.44	1.97
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.48	$11.93	$12.04	$10.95	$10.25
Net investment income[1]	0.15	0.21	0.16	0.19	0.22
Net realized and unrealized gain (loss) on investments	1.02	0.08	0.75	1.09	0.67
Total from investment operations	1.17	0.29	0.91	1.28	0.89
Less distributions
From net investment income	(0.22)	(0.23)	(0.20)	(0.19)	(0.19)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.28)	(0.74)	(1.02)	(0.19)	(0.19)
Net asset value, end of period	$12.37	$11.48	$11.93	$12.04	$10.95
Total return (%)[2]	10.21	3.54	7.74	11.91	8.86
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.16	1.13	1.13	1.20
Expenses including reductions	1.05	1.05	1.02	1.02	1.09
Net investment income	1.27	1.84	1.33	1.67	2.16
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	21

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.48	$11.94	$12.04	$10.95	$10.26
Net investment income[1]	0.20	0.22	0.22	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.99	0.07	0.72	1.06	0.64
Total from investment operations	1.19	0.29	0.94	1.30	0.91
Less distributions
From net investment income	(0.24)	(0.24)	(0.22)	(0.21)	(0.22)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.30)	(0.75)	(1.04)	(0.21)	(0.22)
Net asset value, end of period	$12.37	$11.48	$11.94	$12.04	$10.95
Total return (%)[2]	10.38	3.63	7.99	12.09	8.97
Ratios and supplemental data
Net assets, end of period (in millions)	$197	$7	$7	$5	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.90	0.88	0.88	0.95
Expenses including reductions	0.89	0.89	0.87	0.87	0.93
Net investment income	1.76	1.99	1.88	2.11	2.52
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$11.48	$11.93	$12.04	$10.95	$10.26
Net investment income[1]	0.16	0.22	0.21	0.21	0.24
Net realized and unrealized gain (loss) on investments	1.03	0.09	0.72	1.09	0.67
Total from investment operations	1.19	0.31	0.93	1.30	0.91
Less distributions
From net investment income	(0.24)	(0.25)	(0.22)	(0.21)	(0.22)
From net realized gain	(0.06)	(0.51)	(0.82)	—	—
Total distributions	(0.30)	(0.76)	(1.04)	(0.21)	(0.22)
Net asset value, end of period	$12.37	$11.48	$11.93	$12.04	$10.95
Total return (%)[2]	10.39	3.73	7.92	12.09	8.97
Ratios and supplemental data
Net assets, end of period (in millions)	$564	$638	$713	$747	$762
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.88	0.87	0.87	0.93
Expenses including reductions	0.87	0.88	0.86	0.86	0.93
Net investment income	1.42	2.00	1.78	1.82	2.31
Portfolio turnover (%)	74	18	43	46	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Global Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
24	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
France	$82,133,716	—	$82,133,716	—
Ireland	28,029,062	$6,290,965	21,738,097	—
Japan	18,610,285	—	18,610,285	—
Netherlands	83,902,151	—	83,902,151	—
Switzerland	53,507,209	14,412,875	39,094,334	—
United Kingdom	88,488,643	—	88,488,643	—
United States	432,934,411	432,934,411	—	—
Preferred securities	20,126,263	—	20,126,263	—
Short-term investments	20,294,685	20,294,685	—	—
Total investments in securities	$828,026,425	$473,932,936	$354,093,489	—
Derivatives:
Liabilities
Forward foreign currency contracts	$(2,511,533)	—	$(2,511,533)	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	25

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2020, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject
26	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $4,705.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2020, the fund has a short-term capital loss carryforward of $22,184,243 and a long-term capital loss carryforward of $175,440,318 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$17,448,093	$18,530,244
Long-term capital gains	—	30,140,126
Total	$17,448,093	$48,670,370
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $10,085,720 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	27

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
28	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

During the year ended August 31, 2020, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $38.3 million to $51.6 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	—	$(2,511,533)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$126,829
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$(3,773,556)
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	29

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.800% of the first $1 billion of the fund’s aggregate net assets and b) 0.790% of the fund’s aggregate net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund as well as Global Trust and Global Equity Trust, both series of John Hancock Variable Insurance Trust. Prior to April 25, 2020, the management fee paid was as follows: (a) 0.825% of the first $500 million of average net assets and (b) 0.800% of excess over $500 million of average net assets. When average net assets exceeded $500 million, the management fee was 0.800% on all net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary,make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.89% of average net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,021
Class C	575
Class I	1,034
Class R2	8
Class	Expense reduction
Class R4	$4
Class R6	5,078
Class NAV	41,260
Total	$50,980

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a
30	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $52 for Class R4 shares for the year ended August 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $29,002 for the year ended August 31, 2020. Of this amount, $4,792 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $24,210 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $1 and $1,241 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$127,199	$53,495
Class C	80,475	10,156
Class I	—	18,338
Class R2	532	14
Class R4	135	7
Class R6	—	9,678
Total	$208,341	$91,688
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	31

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$4,272,951	1	1.550%	$(184)
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	579,074	$6,608,799	586,538	$6,515,404
Distributions reinvested	73,170	900,721	256,366	2,494,441
Repurchased	(709,867)	(8,108,593)	(804,762)	(8,926,539)
Net increase (decrease)	(57,623)	$(599,073)	38,142	$83,306
Class C shares
Sold	42,940	$506,043	101,402	$1,030,409
Distributions reinvested	10,012	123,450	60,406	588,957
Repurchased	(427,779)	(4,882,746)	(382,376)	(4,225,894)
Net decrease	(374,827)	$(4,253,253)	(220,568)	$(2,606,528)
Class I shares
Sold	425,889	$4,494,372	264,757	$2,960,161
Distributions reinvested	28,299	348,073	103,799	1,008,926
Repurchased	(416,254)	(4,570,576)	(720,899)	(8,088,514)
Net increase (decrease)	37,934	$271,869	(352,343)	$(4,119,427)
Class R2 shares
Sold	1,882	$22,487	1,945	$21,374
Distributions reinvested	206	2,544	702	6,845
Repurchased	(6,452)	(65,440)	(7,033)	(77,228)
Net decrease	(4,364)	$(40,409)	(4,386)	$(49,009)
32	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	351	$3,968	65	$720
Distributions reinvested	11	133	30	291
Repurchased	(1)	(18)	(16)	(177)
Net increase	361	$4,083	79	$834
Class R6 shares
Sold	16,544,198	$174,275,838	167,081	$1,836,366
Distributions reinvested	26,878	330,603	48,599	471,887
Repurchased	(1,263,093)	(14,123,557)	(235,265)	(2,393,742)
Net increase (decrease)	15,307,983	$160,482,884	(19,585)	$(85,489)
Class NAV shares
Sold	2,538,046	$27,312,010	1,702,222	$18,648,862
Distributions reinvested	1,277,368	15,698,858	4,526,146	43,948,882
Repurchased	(13,815,716)	(166,110,897)	(10,347,463)	(115,584,277)
Net decrease	(10,000,302)	$(123,100,029)	(4,119,095)	$(52,986,533)
Total net increase (decrease)	4,909,162	$32,766,072	(4,677,756)	$(59,762,846)
Affiliates of the fund owned 83%, 3% and 100% of shares of Class R4, Class R6 and Class NAV, respectively, on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $543,674,572 and $518,213,682, respectively, for the year ended August 31, 2020.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 66.4% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	22.2%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	20.2%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	7.4%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.9%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	33

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$42,017	$269,660,297	$(269,730,626)	$28,312	—	$90,859	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
34	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Equity Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	35

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor), for John Hancock Global Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       37

oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       38

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-year period ended December 31, 2019. The Board also noted that the fund underperformed its benchmark index and peer group median for the three- and five-year periods ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group median for the one-year period. The Board also took into account management's discussion of the factors that contributed to the fund's performance for the benchmark index and peer group median for the three- and five-year periods including the

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       39

impact of past and current market conditions on the fund's strategy and management's outlook for the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the Board's recent approval of a revised fee schedule, which is expected to result in a reduction of the fund's fees and expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       40

benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       41

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       42

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Global Equity Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Manulife Investment Management (US) LLC, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       46

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       47

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       48

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       49

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       50

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Paul G. Boyne
Stephen G. Hermsdorf

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL EQUITY FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Equity Fund . It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324497	425A 8/20 10/2020

John Hancock

International Small Company Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R Suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. The governments of many nations worked to shore up their economies, and equity markets began to rise from their first-quarter sell-off; this comeback gathered momentum during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in much of the developed world, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Small Company Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
43	Statement regarding liquidity risk management
46	Trustees and Officers
50	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charge)[1]
MSCI World ex-USA Small Cap Index
Morningstar foreign small/mid blend fund category average
10.89
7.13
7.74
2.74
0.41
–0.68
6.82
4.77
5.10
7.82
6.61
6.80
1 year
3 year
5 year
10 year

The MSCI World ex-USA Small Cap Index is an equity index that captures small cap representation across developed markets countries, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 6-27-13. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed relative to its benchmark

The fund lagged its benchmark, the MSCI World ex-USA Small Cap Index, by several percentage points.

Small-cap and high-quality value stocks lagged

The fund's traditional emphasis on attractively priced, profitable small caps hampered results.

Lack of real estate investment trust (REIT) exposure helped

The fund's lack of exposure to REITs added value, given that category's underperformance of the benchmark.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       3

Manager's discussion of fund performance

Can you describe market conditions for international small-cap equities during the 12 months ended August 31, 2020?

Small-cap stocks outside the United States, as measured by the fund's benchmark, the MSCI World ex-USA Small Cap Index, gained ground for most of this time frame, enjoying steadily upward performance from the start of the reporting period until late February 2020. As concern about the COVID-19 pandemic grew, stocks of international small-cap companies sharply fell, with a particularly steep decline in the roughly three weeks between late February and mid March. Then, as investors became more optimistic about substantial stimulus from policymakers globally and the effects of economic reopenings around the world, international stocks quickly bounced back, as the index regained a significant portion of its recently lost value.

Given this environment, how did the fund perform?

The fund produced a positive return but trailed its benchmark. Because small-cap stocks underperformed their mid-cap counterparts in the benchmark this period, the fund's small-cap emphasis was the main detractor from relative performance. A secondary detractor was an intentional underweighting of highly priced stocks with low profitability. Our investment process emphasizes stocks with lower prices and higher profitability, but these types of investments were relative laggards this period.

TOP 10 HOLDINGS AS OF 8/31/20 (%)		TOP 10 COUNTRIES AS OF 8/31/20 (%)
Ingenico Group SA	0.5	Japan	23.5
Euronext NV	0.3	United Kingdom	12.7
Pandora A/S	0.3	Canada	9.1
VAT Group AG	0.3	Switzerland	6.9
IMCD NV	0.3	Australia	6.6
PSP Swiss Property AG	0.3	Germany	6.3
LANXESS AG	0.3	France	3.9
GEA Group AG	0.3	Italy	3.8
Huhtamaki OYJ	0.3	Sweden	3.4
SIG Combibloc Group AG	0.3	Netherlands	3.0
TOTAL	3.2	TOTAL	79.2
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       4

A notable contributor was a lack of exposure to real estate investment trusts (REITs). The REITs in the benchmark were underperformers, which contributed positively to the fund's results on a relative basis.

What factors lay behind your portfolio positioning decisions?

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. We seek to integrate these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices and higher profitability. Because of our diversified investment approach, the performance of the fund's portfolio of approximately 4,000 equity holdings is determined principally by broad trends in non-U.S. developed markets rather than by the behavior of a limited group of securities in a particular country.

Within small-cap non-U.S. developed-market equities, the fund is designed to be broadly diversified across countries, sectors, and companies, with greater exposure than the benchmark to companies with smaller market capitalizations, lower relative prices, and higher profitability. We believe the best way to position the fund for long-term outperformance is to maintain consistent exposure to securities displaying these characteristics.

MANAGED BY

Jed S. Fogdall, Dimensional Fund Advisors LP
Arun Keswani, CFA, Dimensional Fund Advisors LP
Bhanu P. Singh, Dimensional Fund Advisors LP
Mary T. Phillips, CFA, Dimensional Fund Advisors LP

The views expressed in this report are exclusively those of the investment management team at Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	1.78	3.70	6.07	19.92	80.21
Class C1	5.24	3.94	6.16	21.31	81.77
Class I1,2	7.24	4.99	6.82	27.55	93.41
Class R6[1,2]	7.45	5.11	6.91	28.33	95.14
Class NAV[2]	7.47	5.12	6.92	28.38	95.22
Index 1†	10.89	6.82	7.82	39.07	112.35
Index 2†	10.66	6.79	8.58	38.89	127.75

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.49	2.19	1.19	1.08	1.07
Net (%)	1.39	2.18	1.18	1.07	1.06

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Small Cap Index; Index 2 is the MSCI EAFE Small Cap Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1($)	Index 2 ($)
Class C1,3	8-31-10	18,177	18,177	21,235	22,775
Class I1,2	8-31-10	19,341	19,341	21,235	22,775
Class R6[1,2]	8-31-10	19,514	19,514	21,235	22,775
Class NAV[2]	8-31-10	19,522	19,522	21,235	22,775

The MSCI World ex-USA Small Cap Index is an equity index that captures small cap representation across developed markets countries (excluding the United States).

The MSCI EAFE Small Cap Index (Europe, Australasia, Far East) is an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, and targets 40% of the eligible small-cap universe in each industry group of each country represented by the MSCI EAFE Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, sales charges, or foreign currency impact, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 6-27-13; Class C shares were first offered on 6-27-14; Class R6 shares were first offered on 8-30-17. Returns prior to these dates are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,069.00	$ 7.23	1.39%
	Hypothetical example	1,000.00	1,018.10	7.05	1.39%
Class C	Actual expenses/actual returns	1,000.00	1,064.60	11.26	2.17%
	Hypothetical example	1,000.00	1,014.20	10.99	2.17%
Class I	Actual expenses/actual returns	1,000.00	1,070.20	6.09	1.17%
	Hypothetical example	1,000.00	1,019.30	5.94	1.17%
Class R6	Actual expenses/actual returns	1,000.00	1,071.20	5.52	1.06%
	Hypothetical example	1,000.00	1,019.80	5.38	1.06%
Class NAV	Actual expenses/actual returns	1,000.00	1,071.20	5.41	1.04%
	Hypothetical example	1,000.00	1,019.90	5.28	1.04%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	9

Fund’s investments
Summary of fund’s investments as of 8-31-20
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 98.5%		$788,787,834
(Cost $733,727,775)
Australia 6.6%		52,715,139	6.6%
OZ Minerals, Ltd.	136,195	1,465,221	0.2%
Saracen Mineral Holdings, Ltd. (A)	396,034	1,523,144	0.2%
OTHER SECURITIES		49,726,774	6.2%
Austria 1.5%		12,095,190	1.5%
Belgium 1.4%		11,036,175	1.4%
Bermuda 0.1%		807,128	0.1%
Canada 9.1%		72,636,372	9.1%
Alamos Gold, Inc., Class A	162,946	1,705,227	0.2%
TFI International, Inc.	33,499	1,480,854	0.2%
Yamana Gold, Inc.	289,976	1,796,302	0.2%
OTHER SECURITIES		67,653,989	8.5%
China 0.1%		418,598	0.1%
Denmark 2.3%		18,552,511	2.3%
Pandora A/S	33,257	2,427,635	0.3%
Royal Unibrew A/S	18,448	1,935,851	0.2%
SimCorp A/S	13,325	1,694,182	0.2%
OTHER SECURITIES		12,494,843	1.6%
Faeroe Islands 0.0%		17,103	0.0%
Finland 2.7%		21,444,267	2.7%
Huhtamaki OYJ (A)	40,126	1,940,560	0.3%
Kesko OYJ, A Shares	18,064	370,088	0.1%
Kesko OYJ, B Shares	73,067	1,622,811	0.2%
Metso Outotec OYJ (B)	231,728	1,716,488	0.2%
Nokian Renkaat OYJ	50,249	1,401,258	0.2%
Orion OYJ, Class A	8,076	385,682	0.1%
Orion OYJ, Class B	36,116	1,695,876	0.2%
Valmet OYJ	52,685	1,442,396	0.2%
OTHER SECURITIES		10,869,108	1.2%
10	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
France 3.9%		$31,501,250	3.9%
Iliad SA (B)	7,753	1,653,625	0.2%
Ingenico Group SA (A)	23,409	3,996,931	0.5%
Rexel SA (A)	115,715	1,546,061	0.2%
OTHER SECURITIES		24,304,633	3.0%
Gabon 0.0%		35,572	0.0%
Georgia 0.0%		310,307	0.0%
Germany 5.9%		46,905,659	5.9%
Bechtle AG	8,169	1,651,012	0.2%
FUCHS PETROLUB SE	9,623	347,983	0.1%
GEA Group AG	54,698	1,997,270	0.3%
Gerresheimer AG	12,717	1,501,924	0.2%
LANXESS AG	34,617	2,026,564	0.3%
Rheinmetall AG	17,240	1,598,217	0.2%
TAG Immobilien AG (A)	54,537	1,635,019	0.2%
OTHER SECURITIES		36,147,670	4.4%
Gibraltar 0.0%		295,078	0.0%
Greece 0.0%		40	0.0%
Greenland 0.0%		29,101	0.0%
Guernsey, Channel Islands 0.0%		73,058	0.0%
Hong Kong 2.2%		17,453,480	2.2%
Ireland 0.5%		4,105,651	0.5%
Isle of Man 0.1%		794,989	0.1%
Israel 1.4%		11,271,343	1.4%
Italy 3.8%		30,691,377	3.8%
Intesa Sanpaolo SpA (A)	652,116	1,403,680	0.2%
OTHER SECURITIES		29,287,697	3.6%
Japan 23.5%		187,998,934	23.5%
Jersey, Channel Islands 0.2%		1,714,575	0.2%
Centamin PLC	552,846	1,553,047	0.2%
OTHER SECURITIES		161,528	0.0%
Liechtenstein 0.1%		628,134	0.1%
Luxembourg 0.4%		3,264,590	0.4%
Macau 0.0%		107,517	0.0%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	11

	Shares	Value	% of Net Assets
Malaysia 0.1%		$668,700	0.1%
Malta 0.1%		643,771	0.1%
Monaco 0.2%		1,369,422	0.2%
Netherlands 3.0%		23,882,699	3.0%
Aalberts NV	39,851	1,499,895	0.2%
ASM International NV	10,852	1,629,291	0.2%
ASR Nederland NV	54,939	1,899,389	0.2%
BE Semiconductor Industries NV	30,154	1,437,112	0.2%
Euronext NV (C)	19,995	2,435,003	0.3%
IMCD NV	20,825	2,212,015	0.3%
Signify NV (A)(C)	46,186	1,540,645	0.2%
OTHER SECURITIES		11,229,349	1.4%
New Zealand 0.6%		5,024,070	0.6%
Norway 1.0%		8,400,243	1.0%
Peru 0.1%		414,213	0.1%
Philippines 0.0%		12,017	0.0%
Portugal 0.3%		2,459,989	0.3%
Russia 0.2%		1,292,487	0.2%
Singapore 1.3%		10,404,938	1.3%
South Africa 0.1%		622,225	0.1%
Spain 2.2%		17,755,183	2.2%
Sweden 3.4%		27,298,475	3.4%
Switzerland 6.9%		55,215,104	6.9%
Allreal Holding AG	7,369	1,526,259	0.2%
Belimo Holding AG	194	1,696,107	0.2%
Clariant AG (B)	76,775	1,603,144	0.2%
Georg Fischer AG	1,670	1,661,302	0.2%
PSP Swiss Property AG	18,448	2,200,807	0.3%
SIG Combibloc Group AG (A)	98,847	1,939,687	0.3%
Sunrise Communications Group AG (A)(C)	14,298	1,703,242	0.2%
VAT Group AG (A)(C)	12,413	2,422,555	0.3%
OTHER SECURITIES		40,462,001	5.0%
United Arab Emirates 0.0%		20,354	0.0%
United Kingdom 12.7%		102,045,659	12.7%
Dialog Semiconductor PLC (A)	32,335	1,404,725	0.2%
Electrocomponents PLC	165,361	1,495,978	0.2%
12	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
United Kingdom (continued)			12.7%
Games Workshop Group PLC	13,669	$1,679,584	0.2%
IG Group Holdings PLC	145,057	1,510,579	0.2%
IMI PLC	107,227	1,491,992	0.2%
Quilter PLC (C)	801,170	1,519,184	0.2%
Spectris PLC	46,384	1,576,517	0.2%
Tate & Lyle PLC	170,271	1,543,836	0.2%
Travis Perkins PLC	107,760	1,764,026	0.2%
OTHER SECURITIES		88,059,238	10.9%

United States 0.5%		4,355,147	0.5%
Preferred securities 0.4%		$2,933,152
(Cost $2,441,988)
Germany 0.4%		2,933,152	0.4%
FUCHS PETROLUB SE	23,684	1,120,284	0.1%

OTHER SECURITIES		1,812,868	0.3%
Rights 0.0%		$4,749
(Cost $134,092)
Warrants 0.0%		$1,305
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Short-term investments 5.3%			$42,597,673
(Cost $42,575,347)
Short-term funds 5.3%			42,597,673	5.3%
John Hancock Collateral Trust (D)	0.2611 (E)	4,255,214	42,597,673	5.3%

Total investments (Cost $778,879,202) 104.2%	$834,324,713	104.2%
Other assets and liabilities, net (4.2%)	(33,685,712)	(4.2)%
Total net assets 100.0%	$800,639,001	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-20.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 8-31-20.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	35	Long	Sep 2020	$3,293,040	$3,322,025	$28,985
						$28,985
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $790,642,373. Net unrealized appreciation aggregated to $43,711,325, of which $178,963,514 related to gross unrealized appreciation and $135,252,189 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $736,303,855) including $56,928,137 of securities loaned	$791,727,040
Affiliated investments, at value (Cost $42,575,347)	42,597,673
Total investments, at value (Cost $778,879,202)	834,324,713
Cash	4,397,770
Foreign currency, at value (Cost $367,770)	368,269
Collateral held at broker for futures contracts	308,000
Dividends and interest receivable	2,264,767
Receivable for fund shares sold	120,542
Receivable for investments sold	1,924,877
Receivable for securities lending income	73,940
Receivable from affiliates	482
Other assets	55,884
Total assets	843,839,244
Liabilities
Payable for futures variation margin	27,825
Payable for investments purchased	71,983
Payable for fund shares repurchased	290,175
Payable upon return of securities loaned	42,589,190
Payable to affiliates
Accounting and legal services fees	45,831
Transfer agent fees	6,455
Trustees' fees	421
Other liabilities and accrued expenses	168,363
Total liabilities	43,200,243
Net assets	$800,639,001
Net assets consist of
Paid-in capital	$744,972,162
Total distributable earnings (loss)	55,666,839
Net assets	$800,639,001

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($52,474,838 ÷ 5,057,656 shares)[1]	$10.38
Class C ($1,261,658 ÷ 121,609 shares)[1]	$10.37
Class I ($674,277 ÷ 65,016 shares)	$10.37
Class R6 ($62,538,368 ÷ 6,027,208 shares)	$10.38
Class NAV ($683,689,860 ÷ 65,897,012 shares)	$10.38
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.93

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	15

STATEMENT OF OPERATIONS For the year ended 8-31-20

Investment income
Dividends	$19,974,935
Securities lending	1,154,415
Interest	45,390
Less foreign taxes withheld	(1,523,840)
Total investment income	19,650,900
Expenses
Investment management fees	7,248,133
Distribution and service fees	168,916
Accounting and legal services fees	136,279
Transfer agent fees	77,044
Trustees' fees	13,389
Custodian fees	380,411
State registration fees	67,385
Printing and postage	52,367
Professional fees	94,203
Other	42,949
Total expenses	8,281,076
Less expense reductions	(96,528)
Net expenses	8,184,548
Net investment income	11,466,352
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	10,460,261
Affiliated investments	(902)
Futures contracts	(202,463)
10,256,896
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	45,903,090
Affiliated investments	11,900
Futures contracts	103,760
46,018,750
Net realized and unrealized gain	56,275,646
Increase in net assets from operations	$67,741,998
16	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$11,466,352	$12,919,712
Net realized gain	10,256,896	17,130,117
Change in net unrealized appreciation (depreciation)	46,018,750	(102,151,685)
Increase (decrease) in net assets resulting from operations	67,741,998	(72,101,856)
Distributions to shareholders
From earnings
Class A	(2,279,906)	(4,378,066)
Class C	(49,079)	(128,049)
Class I	(83,748)	(692,856)
Class R6	(2,807,642)	(5,384,532)
Class NAV	(30,025,515)	(41,196,342)
Total distributions	(35,245,890)	(51,779,845)
From fund share transactions	13,256,822	248,045,421
Total increase	45,752,930	124,163,720
Net assets
Beginning of year	754,886,071	630,722,351
End of year	$800,639,001	$754,886,071
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	17

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.08	$12.51	$12.33	$10.35	$9.87
Net investment income[1]	0.12	0.16	0.17	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.62	(1.66)	0.22	2.03	0.43
Total from investment operations	0.74	(1.50)	0.39	2.18	0.59
Less distributions
From net investment income	(0.20)	(0.12)	(0.21)	(0.20)	(0.11)
From net realized gain	(0.24)	(0.81)	—	—	—
Total distributions	(0.44)	(0.93)	(0.21)	(0.20)	(0.11)
Net asset value, end of period	$10.38	$10.08	$12.51	$12.33	$10.35
Total return (%)[2,3]	7.13	(11.32)	3.11	21.56	6.01
Ratios and supplemental data
Net assets, end of period (in millions)	$52	$53	$55	$30	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.48	1.49	1.50	1.48
Expenses including reductions	1.39	1.39	1.39	1.39	1.39
Net investment income	1.17	1.49	1.31	1.30	1.62
Portfolio turnover (%)	22	15	19	13	12

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.09	$12.48	$12.31	$10.34	$9.87
Net investment income[1]	0.04	0.07	0.06	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.60	(1.63)	0.23	2.05	0.44
Total from investment operations	0.64	(1.56)	0.29	2.10	0.51
Less distributions
From net investment income	(0.12)	(0.02)	(0.12)	(0.13)	(0.04)
From net realized gain	(0.24)	(0.81)	—	—	—
Total distributions	(0.36)	(0.83)	(0.12)	(0.13)	(0.04)
Net asset value, end of period	$10.37	$10.09	$12.48	$12.31	$10.34
Total return (%)[2,3]	6.24	(11.95)	2.31	20.54	5.16
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.18	2.18	2.19	2.20	2.18
Expenses including reductions	2.17	2.17	2.18	2.19	2.17
Net investment income	0.39	0.66	0.44	0.49	0.73
Portfolio turnover (%)	22	15	19	13	12

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	19

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.08	$12.51	$12.33	$10.35	$9.88
Net investment income[1]	0.13	0.13	0.09	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.62	(1.60)	0.33	2.04	0.49
Total from investment operations	0.75	(1.47)	0.42	2.21	0.61
Less distributions
From net investment income	(0.22)	(0.15)	(0.24)	(0.23)	(0.14)
From net realized gain	(0.24)	(0.81)	—	—	—
Total distributions	(0.46)	(0.96)	(0.24)	(0.23)	(0.14)
Net asset value, end of period	$10.37	$10.08	$12.51	$12.33	$10.35
Total return (%)[2]	7.24	(11.07)	3.32	21.82	6.26
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$6	$51	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.19	1.19	1.18	1.17
Expenses including reductions	1.17	1.19	1.18	1.18	1.16
Net investment income	1.27	1.24	0.75	1.55	1.28
Portfolio turnover (%)	22	15	19	13	12

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$10.08	$12.51	$12.33	$12.21
Net investment income[2]	0.15	0.19	0.28	— [3]
Net realized and unrealized gain (loss) on investments	0.63	(1.65)	0.15	0.12
Total from investment operations	0.78	(1.46)	0.43	0.12
Less distributions
From net investment income	(0.24)	(0.16)	(0.25)	—
From net realized gain	(0.24)	(0.81)	—	—
Total distributions	(0.48)	(0.97)	(0.25)	—
Net asset value, end of period	$10.38	$10.08	$12.51	$12.33
Total return (%)[4]	7.45	(10.97)	3.41	0.98 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$63	$61	$68	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.08	1.10	1.09 [7]
Expenses including reductions	1.06	1.07	1.09	1.08 [7]
Net investment income	1.51	1.80	2.17	10.62 [7]
Portfolio turnover (%)	22	15	19	13 [8]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	21

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$10.08	$12.51	$12.33	$10.35	$9.88
Net investment income[1]	0.15	0.21	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.63	(1.67)	0.23	2.04	0.44
Total from investment operations	0.78	(1.46)	0.43	2.22	0.62
Less distributions
From net investment income	(0.24)	(0.16)	(0.25)	(0.24)	(0.15)
From net realized gain	(0.24)	(0.81)	—	—	—
Total distributions	(0.48)	(0.97)	(0.25)	(0.24)	(0.15)
Net asset value, end of period	$10.38	$10.08	$12.51	$12.33	$10.35
Total return (%)[2]	7.47	(10.96)	3.42	21.96	6.36
Ratios and supplemental data
Net assets, end of period (in millions)	$684	$637	$499	$531	$532
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.07	1.08	1.08	1.05
Expenses including reductions	1.05	1.06	1.07	1.07	1.05
Net investment income	1.53	1.97	1.56	1.61	1.79
Portfolio turnover (%)	22	15	19	13	12

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock International Small Company Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	23

value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$52,715,139	$697,103	$51,819,794	$198,242
Austria	12,095,190	—	12,095,190	—
Belgium	11,036,175	—	11,036,175	—
Bermuda	807,128	—	807,128	—
Canada	72,636,372	72,635,686	11	675
China	418,598	—	418,598	—
Denmark	18,552,511	—	18,552,511	—
Faeroe Islands	17,103	—	17,103	—
Finland	21,444,267	—	21,444,267	—
France	31,501,250	—	31,491,428	9,822
Gabon	35,572	—	35,572	—
Georgia	310,307	—	310,307	—
Germany	46,905,659	—	46,905,659	—
Gibraltar	295,078	—	295,078	—
Greece	40	—	—	40
Greenland	29,101	—	29,101	—
Guernsey, Channel Islands	73,058	—	73,058	—
Hong Kong	17,453,480	45,466	17,114,323	293,691
24	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Ireland	$4,105,651	—	$4,105,651	—
Isle of Man	794,989	—	794,989	—
Israel	11,271,343	$36,956	11,234,387	—
Italy	30,691,377	—	30,691,354	$23
Japan	187,998,934	—	187,998,934	—
Jersey, Channel Islands	1,714,575	—	1,714,575	—
Liechtenstein	628,134	—	628,134	—
Luxembourg	3,264,590	—	3,264,590	—
Macau	107,517	—	107,517	—
Malaysia	668,700	—	668,700	—
Malta	643,771	—	643,771	—
Monaco	1,369,422	1,271,720	97,702	—
Netherlands	23,882,699	97,514	23,785,185	—
New Zealand	5,024,070	—	5,024,070	—
Norway	8,400,243	—	8,400,243	—
Peru	414,213	—	414,213	—
Philippines	12,017	—	12,017	—
Portugal	2,459,989	—	2,459,989	—
Russia	1,292,487	—	1,292,487	—
Singapore	10,404,938	—	10,244,645	160,293
South Africa	622,225	—	601,185	21,040
Spain	17,755,183	—	17,755,183	—
Sweden	27,298,475	—	27,298,475	—
Switzerland	55,215,104	—	55,215,104	—
United Arab Emirates	20,354	—	20,354	—
United Kingdom	102,045,659	—	101,983,799	61,860
United States	4,355,147	2,365,907	1,989,240	—
Preferred securities	2,933,152	—	2,933,152	—
Rights	4,749	249	4,500	—
Warrants	1,305	—	1,305	—
Short-term investments	42,597,673	42,597,673	—	—
Total investments in securities	$834,324,713	$119,748,274	$713,830,753	$745,686
Derivatives:
Assets
Futures	$28,985	$28,985	—	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	25

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2020, the fund loaned securities valued at $56,928,137 and received $42,589,190 of cash collateral.
In addition, non-cash collateral of approximately $18,670,491 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund's net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund
26	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $4,750.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $5,974,667 that are a result of security transactions occurring after October 31, 2019, are treated as occurring on September 1, 2020, the first day of the fund’s next taxable year.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$18,831,042	$9,379,614
Long-term capital gains	16,414,848	42,400,231
Total	$35,245,890	$51,779,845
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	27

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $17,843,903 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2020, the fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. The fund held futures contracts with USD notional values ranging from $3.3 million to $5.7 million, as measured at each quarter end.
28	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin	Futures [1]	$28,985	—

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$(202,463)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2020:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	$103,760
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to 0.950% of the fund’s aggregate net assets. Aggregate net assets include the net assets of the fund and International Small Company Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	29

calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which expenses of Class A shares exceed 1.39% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$45,806
Class C	97
Class I	108
Class	Expense reduction
Class R6	$4,330
Class NAV	46,187
Total	$96,528

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.94% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $73,689 for the year ended August 31, 2020. Of this amount, $12,710 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $60,979 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for
30	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $1,702 and $572 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$155,340	$65,330
Class C	13,576	1,713
Class I	—	1,893
Class R6	—	8,108
Total	$168,916	$77,044
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$4,906,504	26	1.621%	($5,746)
Lender	3,675,600	5	1.029%	525
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	31

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,126,947	$11,198,208	1,702,290	$18,208,547
Distributions reinvested	208,021	2,279,906	472,793	4,378,066
Repurchased	(1,502,887)	(14,569,496)	(1,357,548)	(14,231,291)
Net increase (decrease)	(167,919)	$(1,091,382)	817,535	$8,355,322
Class C shares
Sold	30,809	$256,174	39,241	$423,507
Distributions reinvested	4,453	49,079	13,739	128,049
Repurchased	(60,123)	(576,507)	(69,362)	(735,033)
Net decrease	(24,861)	$(271,254)	(16,382)	$(183,477)
Class I shares
Sold	25,362	$260,418	397,232	$4,334,451
Distributions reinvested	7,655	83,748	74,984	692,855
Repurchased	(210,627)	(2,108,712)	(723,798)	(7,542,028)
Net decrease	(177,610)	$(1,764,546)	(251,582)	$(2,514,722)
Class R6 shares
Sold	1,872,871	$17,870,556	1,880,466	$19,871,075
Distributions reinvested	256,640	2,807,642	582,742	5,384,532
Repurchased	(2,177,635)	(21,096,976)	(1,836,628)	(19,333,172)
Net increase (decrease)	(48,124)	$(418,778)	626,580	$5,922,435
Class NAV shares
Sold	11,840,935	$111,516,664	21,578,403	$224,577,480
Distributions reinvested	2,744,563	30,025,515	4,458,479	41,196,342
Repurchased	(11,889,230)	(124,739,397)	(2,740,238)	(29,307,959)
Net increase	2,696,268	$16,802,782	23,296,644	$236,465,863
Total net increase	2,277,754	$13,256,822	24,472,795	$248,045,421
Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $165,314,385 and $176,450,823, respectively, for the year ended August 31, 2020.
32	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 85.4% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	31.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	18.2%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.6%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	4,255,214	$40,254,443	$127,376,444	$(125,044,212)	$(902)	$11,900	$1,154,415	—	$42,597,673

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments (summary of fund’s investments), of John Hancock International Small Company Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $19,960,029. The fund intends to pass through foreign tax credits of $1,272,311.
The fund paid $16,414,848 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	35

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor), for John Hancock International Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       37

objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-, five- and ten-year periods, and underperformed its peer group median for the three-year period ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group median for the one-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be

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comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
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(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who

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provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including International Small Company Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Dimensional Fund Advisors LP, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       49

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Dimensional Fund Advisors LP

Portfolio Managers

Jed S. Fogdall
Mary T. Phillips, CFA
Arun Keswani, CFA
Bhanu P. Singh

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND       50

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

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Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock International Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324503	424A 8/20 10/20

John Hancock

Small Cap Growth Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I and Class R Suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy, and by the end of the first quarter, equity markets began to rise. This comeback gathered momentum, particularly for large-cap U.S. growth stocks, during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in most of the United States, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Growth Fund

2	Your fund at a glance
4	Manager's discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
13	Financial statements
16	Financial highlights
21	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
38	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charge)[1]
Russell 2000 Growth Index
Morningstar U.S. small growth fund category average
21.18
17.28
18.59
10.62
10.90
13.18
10.33
10.45
11.59
14.17
14.08
13.67
1 year
3 year
5 year
10 year

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with greater than average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	Class A shares were first offered on 3-27-18. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rallied sharply despite pandemic

After a sizable downturn resulting from the COVID-19 pandemic, equity markets staged a remarkable rebound as investors expressed optimism in an eventual economic recovery.

Small-cap growth stocks outperformed

In the small-cap segment of the market, growth stocks outperformed their value counterparts by a wide margin as investors looked to companies with steady growth in a time of economic uncertainty.

The fund outperformed its benchmark

The fund posted a strong return that outpaced its benchmark, the Russell 2000 Growth Index, thanks to increased investor demand for high-quality stocks with strong earnings and healthy balance sheets.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       3

Manager's discussion of fund performance

Can you discuss the U.S. stock market environment during the 12 months ended August 31, 2020?

U.S. stocks produced strong returns in a period characterized by unprecedented volatility. The primary source of this volatility was the COVID-19 pandemic, which led to widespread lockdowns, business closures, and surging numbers of unemployed. The threat of a substantial economic downturn spurred a quick response from the federal government, particularly the U.S. Federal Reserve (Fed), which implemented a series of programs intended to create liquidity and promote a resumption of economic activity. The equity market fell precipitously in response to the lockdowns and accompanying economic shutdown, but rebounded sharply after the Fed's actions, which gave investors confidence that the economy would eventually get back on track.

How did the fund perform?

The fund outperformed its benchmark, the Russell 2000 Growth Index. An emphasis on high-quality stocks with strong earnings and healthy balance sheets was a contributing factor, particularly over the last half of the period as investors flocked to these companies amid the pandemic-driven economic uncertainty.

Among individual holdings, the most significant relative performance contributors included software company Five9, Inc. and pet food maker Freshpet, Inc. Five9,

TOP 10 HOLDINGS AS OF 8/31/2020 (%)

Freshpet, Inc.	2.9
Workiva, Inc.	2.9
Medpace Holdings, Inc.	2.8
Advanced Energy Industries, Inc.	2.6
Helen of Troy, Ltd.	2.5
Inovalon Holdings, Inc., Class A	2.4
Everbridge, Inc.	2.4
Deckers Outdoor Corp.	2.4
FTI Consulting, Inc.	2.3
Lithia Motors, Inc., Class A	2.3
TOTAL	25.5
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       4

which provides online software for customer contact centers, benefited from increased adoption of its cloud-based platform. Freshpet saw increased demand for its freshly made pet food and also benefited from greater production efficiencies.

On the downside, toy company Funko, Inc. and payment processor Deluxe Corp. were among the largest detractors from performance. Funko reported disappointing earnings as a pandemic-related decline in movie production weighed on the company's action-figure business. Deluxe, which has expanded from check printing to payment processing, saw declining demand from its small-business customers, many of which were hurt by the economic slowdown. We eliminated both stocks from the portfolio during the period.

What other changes did you make to the portfolio over the past year?

On a sector basis, we reduced the fund's holdings in information technology and added to its healthcare exposure. In addition, we added selectively to the fund's financials holdings, with an emphasis on businesses poised to benefit from the current environment. Although we would not describe the fund's positioning as defensive, we have increased its focus on individual companies that we believe are well positioned to navigate the risk and uncertainty we are currently facing.

MANAGED BY

Jennifer K. Silver, CFA, Redwood Investments, LLC
Valerie B. Klaiman, CFA, Redwood Investments, LLC
Michael J. Mufson, CFA, Redwood Investments, LLC
Anthony E. Sutton, Redwood Investments, LLC
Ezra S. Samet, CFA, Redwood Investments, LLC
Alexi Makkas, Redwood Investments, LLC

The views expressed in this report are exclusively those of the portfolio management team at Redwood Investments, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	15.15	9.21	13.59	55.32	257.54
Class C1	19.26	9.93	13.96	60.53	269.50
Class I1,2	21.48	10.45	14.23	64.38	278.37
Class R6[1,2]	21.68	10.53	14.27	64.94	279.66
Class NAV[2]	21.66	10.54	14.28	65.02	279.85
Index†	17.28	10.45	14.08	64.40	273.40

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.33	2.08	1.08	0.97	0.96
Net (%)	1.32	2.07	1.07	0.96	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-10	36,950	36,950	37,340
Class I1,2	8-31-10	37,837	37,837	37,340
Class R6[1,2]	8-31-10	37,966	37,966	37,340
Class NAV[2]	8-31-10	37,985	37,985	37,340

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with greater average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class I, and Class R6 shares were first offered on 3-27-18. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,270.70	$ 7.48	1.31%
	Hypothetical example	1,000.00	1,018.60	6.65	1.31%
Class C	Actual expenses/actual returns	1,000.00	1,266.50	11.74	2.06%
	Hypothetical example	1,000.00	1,014.80	10.43	2.06%
Class I	Actual expenses/actual returns	1,000.00	1,272.80	6.06	1.06%
	Hypothetical example	1,000.00	1,019.80	5.38	1.06%
Class R6	Actual expenses/actual returns	1,000.00	1,273.20	5.37	0.94%
	Hypothetical example	1,000.00	1,020.40	4.77	0.94%
Class NAV	Actual expenses/actual returns	1,000.00	1,273.80	5.32	0.93%
	Hypothetical example	1,000.00	1,020.50	4.72	0.93%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	9

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 95.5%		$594,895,480
(Cost $428,361,905)
Communication services 1.4%		9,079,622
Diversified telecommunication services 0.9%
Cogent Communications Holdings, Inc.	85,333	5,739,498
Interactive media and services 0.5%
EverQuote, Inc., Class A (A)(B)	94,088	3,340,124
Consumer discretionary 12.4%		77,448,610
Hotels, restaurants and leisure 3.9%
Texas Roadhouse, Inc. (B)	223,321	14,066,990
Wingstop, Inc. (B)	62,359	10,189,461
Household durables 2.5%
Helen of Troy, Ltd. (A)	77,161	15,958,438
Specialty retail 3.6%
Floor & Decor Holdings, Inc., Class A (A)	109,762	8,038,969
Lithia Motors, Inc., Class A	57,353	14,278,603
Textiles, apparel and luxury goods 2.4%
Deckers Outdoor Corp. (A)	73,165	14,916,149
Consumer staples 6.6%		40,874,984
Food and staples retailing 2.1%
Performance Food Group Company (A)	354,730	12,951,192
Food products 4.5%
Freshpet, Inc. (A)	161,012	18,290,963
The Simply Good Foods Company (A)(B)	387,639	9,632,829
Financials 4.9%		30,495,476
Banks 1.6%
First Financial Bankshares, Inc. (B)	328,110	9,933,530
Consumer finance 1.8%
Encore Capital Group, Inc. (A)(B)	241,359	11,088,032
Insurance 1.5%
Palomar Holdings, Inc. (A)	84,325	9,473,914
Health care 31.2%		194,434,196
Biotechnology 9.0%
CareDx, Inc. (A)	304,562	10,400,792
Castle Biosciences, Inc. (A)	225,606	10,316,962
Coherus Biosciences, Inc. (A)(B)	541,152	10,265,653
Halozyme Therapeutics, Inc. (A)	383,688	11,125,034
Ligand Pharmaceuticals, Inc. (A)(B)	68,403	6,977,106
PTC Therapeutics, Inc. (A)	142,041	7,020,376
10	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies 4.7%
Novocure, Ltd. (A)	117,071	$9,687,625
Penumbra, Inc. (A)(B)	46,263	9,675,906
Tandem Diabetes Care, Inc. (A)	85,369	9,622,794
Health care providers and services 5.9%
Addus HomeCare Corp. (A)	124,304	11,642,313
AMN Healthcare Services, Inc. (A)	220,898	11,893,148
LHC Group, Inc. (A)	63,883	13,315,773
Health care technology 3.6%
Inovalon Holdings, Inc., Class A (A)(B)	607,272	15,026,946
Omnicell, Inc. (A)	110,655	7,378,475
Life sciences tools and services 6.7%
Medpace Holdings, Inc. (A)	133,661	17,347,861
NeoGenomics, Inc. (A)	303,986	11,840,255
Repligen Corp. (A)	81,722	12,659,555
Pharmaceuticals 1.3%
GW Pharmaceuticals PLC, ADR (A)(B)	79,246	8,237,622
Industrials 15.9%		99,161,144
Aerospace and defense 3.9%
AeroVironment, Inc. (A)	126,561	9,667,995
Mercury Systems, Inc. (A)	119,948	9,084,862
Moog, Inc., Class A	97,433	5,874,236
Building products 1.0%
Trex Company, Inc. (A)	41,122	6,147,328
Commercial services and supplies 4.5%
Brady Corp., Class A	206,979	9,705,245
McGrath RentCorp	119,893	7,956,099
Tetra Tech, Inc.	111,213	10,266,072
Electrical equipment 1.1%
Generac Holdings, Inc. (A)	36,950	7,019,761
Machinery 1.1%
Kornit Digital, Ltd. (A)	108,699	6,731,729
Professional services 4.3%
Exponent, Inc.	152,901	12,301,650
FTI Consulting, Inc. (A)	125,533	14,406,167
Information technology 20.8%		129,309,266
Electronic equipment, instruments and components 1.9%
Insight Enterprises, Inc. (A)	197,007	11,782,004
Semiconductors and semiconductor equipment 8.0%
Advanced Energy Industries, Inc. (A)	222,683	16,505,264
Inphi Corp. (A)	89,363	10,185,595
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	11

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Lattice Semiconductor Corp. (A)	351,252	$10,045,807
Power Integrations, Inc.	227,622	12,740,003
Software 10.9%
Everbridge, Inc. (A)(B)	100,582	14,947,491
Five9, Inc. (A)(B)	93,022	11,854,724
LivePerson, Inc. (A)(B)	192,962	11,512,113
Rapid7, Inc. (A)	181,041	11,689,817
Workiva, Inc. (A)	305,872	18,046,448
Real estate 2.3%		14,092,182
Equity real estate investment trusts 2.3%
QTS Realty Trust, Inc., Class A	207,788	14,092,182

	Yield (%)	Shares	Value
Short-term investments 10.5%			$65,136,014
(Cost $65,097,426)
Short-term funds 10.5%			65,136,014
John Hancock Collateral Trust (C)	0.2611(D)	3,232,267	32,357,257
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0399(D)	32,778,757	32,778,757

Total investments (Cost $493,459,331) 106.0%	$660,031,494
Other assets and liabilities, net (6.0%)	(37,154,864)
Total net assets 100.0%	$622,876,630

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-20.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-20.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $496,610,890. Net unrealized appreciation aggregated to $163,420,604, of which $173,832,308 related to gross unrealized appreciation and $10,411,704 related to gross unrealized depreciation.
12	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $461,140,662) including $31,627,532 of securities loaned	$627,674,237
Affiliated investments, at value (Cost $32,318,669)	32,357,257
Total investments, at value (Cost $493,459,331)	660,031,494
Dividends and interest receivable	138,225
Receivable for fund shares sold	1,554
Receivable for investments sold	3,273,109
Receivable for securities lending income	9,182
Other assets	33,129
Total assets	663,486,693
Liabilities
Payable for investments purchased	8,209,074
Payable for fund shares repurchased	11,024
Payable upon return of securities loaned	32,276,807
Payable to affiliates
Accounting and legal services fees	34,095
Transfer agent fees	770
Trustees' fees	329
Other liabilities and accrued expenses	77,964
Total liabilities	40,610,063
Net assets	$622,876,630
Net assets consist of
Paid-in capital	$477,884,670
Total distributable earnings (loss)	144,991,960
Net assets	$622,876,630

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,606,803 ÷ 327,997 shares)[1]	$20.14
Class C ($229,482 ÷ 11,608 shares)[1]	$19.77
Class I ($499,399 ÷ 24,658 shares)	$20.25
Class R6 ($60,452 ÷ 2,975 shares)	$20.32
Class NAV ($615,480,494 ÷ 30,278,708 shares)	$20.33
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.20

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	13

STATEMENT OF OPERATIONS For the year ended  8-31-20

Investment income
Dividends	$1,767,454
Securities lending	187,247
Interest	180,079
Total investment income	2,134,780
Expenses
Investment management fees	4,675,436
Distribution and service fees	11,976
Accounting and legal services fees	96,512
Transfer agent fees	5,750
Trustees' fees	9,533
Custodian fees	74,395
State registration fees	61,754
Printing and postage	22,598
Professional fees	64,443
Other	24,152
Total expenses	5,046,549
Less expense reductions	(38,480)
Net expenses	5,008,069
Net investment loss	(2,873,289)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	29,580,096
Affiliated investments	38,378
29,618,474
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	94,838,786
Affiliated investments	34,412
94,873,198
Net realized and unrealized gain	124,491,672
Increase in net assets from operations	$121,618,383
14	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment loss	$(2,873,289)	$(3,019,667)
Net realized gain (loss)	29,618,474	(40,174,523)
Change in net unrealized appreciation (depreciation)	94,873,198	10,459,674
Increase (decrease) in net assets resulting from operations	121,618,383	(32,734,516)
Distributions to shareholders
Class A	—	(41,824)
Class C	—	(5,548)
Class I	—	(9,785)
Class R6	—	(1,592)
Class NAV	—	(10,878,401)
Total distributions	—	(10,937,150)
From fund share transactions	(61,838,416)	245,921,604
Total increase	59,779,967	202,249,938
Net assets
Beginning of year	563,096,663	360,846,725
End of year	$622,876,630	$563,096,663
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	15

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18 [1]
Per share operating performance
Net asset value, beginning of period	$16.62	$19.27	$17.03
Net investment loss[2]	(0.15)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investments	3.67	(1.93)	2.34
Total from investment operations	3.52	(2.11)	2.24
Less distributions
From net realized gain	—	(0.54)	—
Net asset value, end of period	$20.14	$16.62	$19.27
Total return (%)[3,4]	21.18	(10.41)	13.15 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.32	1.36 [6]
Expenses including reductions	1.30	1.31	1.35 [6]
Net investment loss	(0.91)	(1.07)	(1.26) [6]
Portfolio turnover (%)	98	101	165 [7]

[1]	The inception date for Class A shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
16	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-20	8-31-19	8-31-18 [1]
Per share operating performance
Net asset value, beginning of period	$16.44	$19.21	$17.03
Net investment loss[2]	(0.27)	(0.30)	(0.16)
Net realized and unrealized gain (loss) on investments	3.60	(1.93)	2.34
Total from investment operations	3.33	(2.23)	2.18
Less distributions
From net realized gain	—	(0.54)	—
Net asset value, end of period	$19.77	$16.44	$19.21
Total return (%)[3,4]	20.26	(11.08)	12.80 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.07	2.11 [7]
Expenses including reductions	2.05	2.06	2.10 [7]
Net investment loss	(1.67)	(1.81)	(2.01) [7]
Portfolio turnover (%)	98	101	165 [8]

[1]	The inception date for Class C shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	17

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18[1]
Per share operating performance
Net asset value, beginning of period	$16.67	$19.29	$17.03
Net investment loss[2]	(0.11)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	3.69	(1.94)	2.34
Total from investment operations	3.58	(2.08)	2.26
Less distributions
From net realized gain	—	(0.54)	—
Net asset value, end of period	$20.25	$16.67	$19.29
Total return (%)[3]	21.48	(10.23)	13.27 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.08	1.12 [6]
Expenses including reductions	1.05	1.07	1.11 [6]
Net investment loss	(0.65)	(0.80)	(0.99) [6]
Portfolio turnover (%)	98	101	165 [7]

[1]	The inception date for Class I shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
18	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18 [1]
Per share operating performance
Net asset value, beginning of period	$16.70	$19.30	$17.03
Net investment loss[2]	(0.09)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	3.71	(1.94)	2.34
Total from investment operations	3.62	(2.06)	2.27
Less distributions
From net realized gain	—	(0.54)	—
Net asset value, end of period	$20.32	$16.70	$19.30
Total return (%)[3]	21.68	(10.12)	13.33 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.97	1.01 [6]
Expenses including reductions	0.94	0.96	1.01 [6]
Net investment loss	(0.54)	(0.70)	(0.92) [6]
Portfolio turnover (%)	98	101	165 [7]

[1]	The inception date for Class R6 shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	19

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$16.71	$19.30	$20.31	$18.44	$19.94
Net investment loss[1]	(0.09)	(0.12)	(0.11)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	3.71	(1.93)	4.54	3.01	0.57
Total from investment operations	3.62	(2.05)	4.43	2.96	0.54
Less distributions
From net realized gain	—	(0.54)	(5.44)	(1.09)	(2.04)
Net asset value, end of period	$20.33	$16.71	$19.30	$20.31	$18.44
Total return (%)[2]	21.66	(10.07)	24.87	16.79	3.42
Ratios and supplemental data
Net assets, end of period (in millions)	$615	$560	$360	$229	$179
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.96	1.00	1.06	1.06
Expenses including reductions	0.93	0.95	0.99	1.05	1.05
Net investment loss	(0.53)	(0.70)	(0.57)	(0.29)	(0.17)
Portfolio turnover (%)	98	101	165 [3]	39	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
20	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	21

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2020, the fund loaned securities valued at $31,627,532 and received $32,276,807 of cash collateral.
22	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $4,081.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2020, the fund has a short-term capital loss carryforward of $16,585,464 available to offset future net realized capital gains. This carryforward does not expire.
Qualified late year ordinary losses of $1,843,180 are treated as occurring on September 1, 2020, the first day of the fund’s next taxable year.
As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Long-term capital gains	—	$10,937,150
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	23

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.880% of the first $300 million of the fund's average daily net assets; b) 0.850% of the next $300 million of average daily net assets; c) 0.830% of the next $300 million of average daily net assets; and d) 0.800% of the excess over $900 million of average daily net assets. The Advisor has a subadvisory agreement with Redwood Investments, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$283
Class C	14
Class I	25
Class	Expense reduction
Class R6	$4
Class NAV	38,154
Total	$38,480

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.86% of the fund's average daily net assets.
24	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,908 for the year ended August 31, 2020. Of this amount, $858 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $4,050 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$10,011	$5,050
Class C	1,965	248
Class I	—	446
Class R6	—	6
Total	$11,976	$5,750
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	25

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$9,700,000	1	0.675%	($182)
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	363,753	$6,008,130	167,626	$2,811,498
Distributions reinvested	—	—	2,972	41,526
Repurchased	(196,390)	(3,182,425)	(51,600)	(849,513)
Net increase	167,363	$2,825,705	118,998	$2,003,511
Class C shares
Sold	3,419	$59,494	14,101	$240,724
Distributions reinvested	—	—	285	3,956
Repurchased	(11,976)	(187,133)	(931)	(15,416)
Net increase (decrease)	(8,557)	$(127,639)	13,455	$229,264
Class I shares
Sold	10,830	$176,435	10,974	$189,811
Distributions reinvested	—	—	699	9,785
Repurchased	(2,344)	(43,500)	(12,787)	(203,167)
Net increase (decrease)	8,486	$132,935	(1,114)	$(3,571)
Class R6 shares
Sold	39	$650	26	$425
Repurchased	—	—	(26)	(433)
Net increase (decrease)	39	$650	—	$(8)
26	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	7,252,898	$116,941,749	18,208,973	$301,527,368
Distributions reinvested	—	—	776,474	10,878,401
Repurchased	(10,473,362)	(181,611,816)	(4,110,428)	(68,713,361)
Net increase (decrease)	(3,220,464)	$(64,670,067)	14,875,019	$243,692,408
Total net increase (decrease)	(3,053,133)	$(61,838,416)	15,006,358	$245,921,604
Affiliates of the fund owned 25%, 99% and 100% of shares of Class C, Class R6 and Class NAV, respectively, on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $519,417,186 and $603,083,281, respectively, for the year ended August 31, 2020.
Note 7—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 98.8% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	20.7%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.4%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	8.8%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.4%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	5.3%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	27

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	3,232,267	$23,250,427	$306,706,949	$(297,672,909)	$38,378	$34,412	$187,247	—	$32,357,257

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
28	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Growth Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	29

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
30	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Redwood Investments, LLC (the Subadvisor), for John Hancock Small Cap Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the continuation of the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of the Continuation of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and
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objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median for the one-, three-, five-, and ten-year periods ended December 31, 2019. The Board took into account management's discussion of the factors that contributed to the fund's performance for the one-, three-, five- and ten-year periods including the impact of past and current market conditions on the fund's strategy and management's outlook for the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate. The Board noted that the fund's longer term performance in part reflects that of the previous subadvisor.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to

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be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses, including the year-over-year decline in the fund's net expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       36

prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       37

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Small Cap Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Redwood Investments, LLC, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       38

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       39

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Redwood Investments, LLC

Portfolio Managers

Valerie B. Klaiman, CFA
Alexi Makkas
Michael J. Mufson, CFA
Ezra S. Samet, CFA
Jennifer K. Sliver, CFA
Anthony E. Sutton

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP GROWTH FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324537	470A 8/20 10/2020

John Hancock

Small Cap Value Fund

Annual report 8/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I and Class R Suite) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling during the latter half of February and early March, global financial markets delivered positive returns for the 12-month period ended August 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy, and by the end of the first quarter, equity markets began to rise. This comeback gathered momentum, particularly for large-cap U.S. growth stocks, during the remainder of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in most of the United States, the pace has slowed in many areas as interest rates remain low and spending remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Value Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
41	Statement regarding liquidity risk management
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2020 (%)

Class A shares (without sales charge)[1]
Russell 2000 Value Index
Morningstar small value fund category average
–15.04
–6.14
–5.67
–3.15
–1.39
–1.99
1.13
4.37
2.75
7.79
8.71
8.06
1 year
3 year
5 year
10 year

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

1	Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The pandemic leads to extraordinary stock market volatility

U.S. stocks experienced an unprecedented level of volatility in response to the COVID-19 pandemic, which led to a downturn in economic activity and a massive government stimulus program.

Small-cap value stocks declined

In contrast to the broader stock market, which posted double-digit gains for the period, small-cap value stocks declined as investors flocked to large-cap growth stocks in an uncertain economic environment.

Holdings in industrials and information technology detracted

The fund underperformed its benchmark, the Russell 2000 Value Index, due largely to stock selection in the industrials and information technology sectors.

SECTOR COMPOSITION AS OF 8/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       4

Manager's discussion of fund performance

How did U.S. small-cap value stocks perform during the 12 months ended August 31, 2020?

The period was a challenging one for small-cap value stocks, which declined overall while the broader equity market posted double-digit gains. The performance differential between growth and value stocks, which has favored growth for more than a decade, grew even wider over the past 12 months. The most significant factor affecting the stock market during the period was the COVID-19 pandemic, which resulted in nationwide lockdowns that brought the U.S. economy to a grinding halt. While stocks fell sharply when the lockdowns were first instituted in March, the market rebounded after the federal government and U.S. Federal Reserve implemented measures to improve liquidity and promote economic activity.

How did the fund perform?

The fund declined for the period and trailed the return of its benchmark, the Russell 2000 Value Index. The fund's underperformance was driven primarily by individual stock selection, most notably in the industrials and information technology sectors.

Among individual holdings, the most significant performance detractors included energy producer Kosmos Energy, Ltd., real estate investment trust RPT Realty, and Great Western Bancorp, Inc. Kosmos Energy tracked the substantial decline in oil prices during the period. RPT Realty fell sharply amid concerns about rent collection

TOP 10 HOLDINGS AS OF 8/31/2020 (%)

Spectrum Brands Holdings, Inc.	2.4
TriMas Corp.	2.4
Kemper Corp.	2.1
American Woodmark Corp.	2.0
Mueller Industries, Inc.	1.9
Physicians Realty Trust	1.9
Belden, Inc.	1.8
Huron Consulting Group, Inc.	1.7
PotlatchDeltic Corp.	1.7
Onto Innovation, Inc.	1.7
TOTAL	19.6
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       5

from its struggling retail tenants. Regional bank Great Western reported increasing loan-loss provisions and lower net interest margins that weighed on earnings.

On the positive side, the fund's leading contributors included trucking company Saia, Inc. and food products maker Cranswick PLC. Saia reported solid earnings as the manufacturing sector began to recover from a pandemic-driven halt in industrial production. Cranswick also delivered better-than-expected earnings, benefiting from the increase in eating at home resulting from the pandemic.

What changes did you make to the portfolio and how was the fund positioned at the end of the period?

The extraordinary volatility during the period provided a number of opportunities to add attractively valued stocks to the portfolio. Noteworthy new holdings included diagnostic imaging products company Lantheus Holdings, Inc., hotel chain Wyndham Hotels & Resorts, Inc., and building materials manufacturer Louisiana-Pacific Corp. Notable sales included consulting firm Navigant Consulting, Inc. and hotel real estate investment trusts DiamondRock Hospitality Company and Summit Hotel Properties, Inc.

On a sector basis, the fund's largest overweight positions compared with its benchmark included the industrials and information technology sectors, while its largest underweight positions included the financials and consumer discretionary sectors.

MANAGED BY

Timothy J. McCormack, CFA, Wellington Management Company LLP
Shaun F. Pedersen, Wellington Management Company LLP
Edmond C. Griffin, CFA, Wellington Management Company LLP

The views expressed in this report are exclusively those of Timothy J. McCormack, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  AUGUST 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-19.30	0.10	7.24	0.49	101.18
Class I1,2	-14.77	1.43	8.00	7.34	115.97
Class R6[1,2]	-14.69	1.54	8.09	7.93	117.74
Class NAV[2]	-14.64	1.55	8.10	7.98	117.84
Index†	-6.14	4.37	8.71	23.82	130.50

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Gross (%)	1.52	1.22	1.11	1.10
Net (%)	1.48	1.18	1.07	1.06

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	8-31-10	21,597	21,597	23,050
Class R6[1,2]	8-31-10	21,774	21,774	23,050
Class NAV[2]	8-31-10	21,784	21,784	23,050

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class I, and Class R6 shares were first offered on 12-30-13. Returns prior to this date are those of Class NAV shares that include applicable sales charges and have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2020, with the same investment held until August 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2020	Ending value on 8-31-2020	Expenses paid during period ended 8-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 892.40	$6.90	1.45%
	Hypothetical example	1,000.00	1,017.80	7.35	1.45%
Class I	Actual expenses/actual returns	1,000.00	893.70	5.47	1.15%
	Hypothetical example	1,000.00	1,019.40	5.84	1.15%
Class R6	Actual expenses/actual returns	1,000.00	894.20	4.90	1.03%
	Hypothetical example	1,000.00	1,020.00	5.23	1.03%
Class NAV	Actual expenses/actual returns	1,000.00	894.20	4.86	1.02%
	Hypothetical example	1,000.00	1,020.00	5.18	1.02%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
10	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 96.6%		$595,782,584
(Cost $570,908,780)
Consumer discretionary 8.7%		53,971,864
Auto components 2.8%
Cooper Tire & Rubber Company	249,520	8,625,906
Gentherm, Inc. (A)	189,170	8,556,159
Hotels, restaurants and leisure 1.4%
Aramark	128,970	3,554,413
Wyndham Hotels & Resorts, Inc.	97,180	5,088,345
Household durables 2.7%
Helen of Troy, Ltd. (A)	31,710	6,558,262
TRI Pointe Group, Inc. (A)	611,010	10,313,849
Specialty retail 0.6%
Monro, Inc. (B)	79,020	3,642,032
Textiles, apparel and luxury goods 1.2%
Kontoor Brands, Inc. (B)	345,380	7,632,898
Consumer staples 5.2%		32,020,872
Beverages 0.9%
C&C Group PLC	1,965,871	5,641,103
Food products 1.9%
Cranswick PLC	197,546	9,792,215
Post Holdings, Inc. (A)	19,123	1,683,206
Household products 2.4%
Spectrum Brands Holdings, Inc.	250,073	14,904,348
Energy 4.0%		24,638,635
Energy equipment and services 1.5%
Bristow Group, Inc. (A)	106,681	2,017,338
SEACOR Holdings, Inc. (A)	230,911	7,299,097
Oil, gas and consumable fuels 2.5%
Dorian LPG, Ltd. (A)	621,203	5,242,953
Kosmos Energy, Ltd.	1,976,960	2,906,131
Magnolia Oil & Gas Corp., Class A (A)(B)	872,050	5,616,002
Scorpio Tankers, Inc. (B)	131,513	1,557,114
Financials 18.0%		111,151,170
Banks 11.0%
1st Source Corp.	167,660	5,775,887
Atlantic Union Bankshares Corp.	311,800	7,252,468
Banc of California, Inc.	710,578	7,809,252
First Busey Corp.	320,250	5,705,254
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	11

	Shares	Value
Financials (continued)
Banks (continued)
First Midwest Bancorp, Inc.	631,570	$7,869,362
Flushing Financial Corp. (B)	382,958	4,645,281
Great Western Bancorp, Inc.	395,494	5,509,231
Hancock Whitney Corp.	245,547	4,913,395
International Bancshares Corp.	319,820	10,099,916
Synovus Financial Corp.	321,824	7,038,291
Webster Financial Corp.	47,136	1,296,240
Capital markets 0.9%
Solar Capital, Ltd.	343,109	5,781,387
Insurance 5.1%
Alleghany Corp.	6,820	3,782,099
Argo Group International Holdings, Ltd.	55,040	2,044,186
Assured Guaranty, Ltd.	46,125	989,381
Kemper Corp.	165,621	12,862,127
Reinsurance Group of America, Inc.	22,930	2,102,222
White Mountains Insurance Group, Ltd.	10,545	9,399,813
Thrifts and mortgage finance 1.0%
Northwest Bancshares, Inc.	620,710	6,275,378
Health care 3.4%		21,226,177
Health care equipment and supplies 1.4%
Lantheus Holdings, Inc. (A)	464,950	6,239,629
Natus Medical, Inc. (A)	149,779	2,719,987
Health care providers and services 0.4%
AMN Healthcare Services, Inc. (A)	49,046	2,640,637
Health care technology 1.6%
Allscripts Healthcare Solutions, Inc. (A)	1,077,931	9,625,924
Industrials 29.3%		180,637,067
Aerospace and defense 1.1%
Hexcel Corp.	165,350	6,513,137
Air freight and logistics 1.0%
Forward Air Corp.	100,180	5,909,618
Building products 3.6%
American Woodmark Corp. (A)	142,240	12,446,000
Tyman PLC	3,608,357	9,542,920
Commercial services and supplies 4.7%
ACCO Brands Corp.	1,140,130	7,388,042
BrightView Holdings, Inc. (A)	510,966	6,274,662
Clean Harbors, Inc. (A)	34,730	2,122,003
SP Plus Corp. (A)	224,818	4,611,017
Steelcase, Inc., Class A (B)	413,000	4,315,850
12	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
UniFirst Corp.	23,350	$4,497,677
Construction and engineering 3.0%
Primoris Services Corp.	448,370	8,545,932
Valmont Industries, Inc.	80,870	10,274,534
Electrical equipment 1.1%
Thermon Group Holdings, Inc. (A)	506,088	6,660,118
Machinery 7.0%
Albany International Corp., Class A	76,053	3,947,151
ESCO Technologies, Inc.	51,287	4,611,727
Luxfer Holdings PLC	564,315	8,024,559
Mueller Industries, Inc.	402,140	11,943,558
TriMas Corp. (A)	574,307	14,518,481
Professional services 5.1%
CBIZ, Inc. (A)(B)	219,265	5,332,525
Forrester Research, Inc. (A)	218,949	7,763,932
Huron Consulting Group, Inc. (A)	244,640	10,612,483
ICF International, Inc.	117,250	8,009,348
Road and rail 1.2%
Saia, Inc. (A)	54,478	7,310,948
Trading companies and distributors 1.5%
GATX Corp. (B)	141,460	9,460,845
Information technology 8.7%		53,484,760
Electronic equipment, instruments and components 4.4%
Belden, Inc.	334,580	11,268,654
Coherent, Inc. (A)	54,000	6,083,640
CTS Corp.	352,840	7,374,356
Rogers Corp. (A)(B)	22,510	2,550,608
IT services 2.1%
ExlService Holdings, Inc. (A)	66,790	4,253,855
WNS Holdings, Ltd., ADR (A)	125,405	8,320,622
Semiconductors and semiconductor equipment 1.7%
Onto Innovation, Inc. (A)(B)	334,307	10,443,751
Software 0.5%
CDK Global, Inc.	68,410	3,189,274
Materials 6.8%		41,920,878
Chemicals 4.3%
Element Solutions, Inc. (A)	737,080	7,923,610
Ingevity Corp. (A)	52,310	2,938,253
Orion Engineered Carbons SA	679,970	8,261,636
Stepan Company	66,020	7,611,446
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	13

	Shares	Value
Materials (continued)
Containers and packaging 0.6%
Sealed Air Corp.	85,640	$3,365,652
Paper and forest products 1.9%
Louisiana-Pacific Corp.	101,430	3,341,104
Neenah, Inc.	191,490	8,479,177
Real estate 10.2%		62,736,751
Equity real estate investment trusts 10.2%
Alexander & Baldwin, Inc.	639,850	7,748,584
Brandywine Realty Trust	812,940	9,048,022
Corporate Office Properties Trust	405,370	9,988,317
Lexington Realty Trust	544,000	6,185,280
Physicians Realty Trust	650,340	11,803,671
Piedmont Office Realty Trust, Inc., Class A	25,500	390,405
PotlatchDeltic Corp.	229,158	10,550,434
RPT Realty	1,198,300	7,022,038
Utilities 2.3%		13,994,410
Electric utilities 0.2%
Portland General Electric Company	23,800	907,970
Gas utilities 2.1%
New Jersey Resources Corp.	151,330	4,561,086
Spire, Inc. (B)	96,022	5,589,441
UGI Corp.	85,025	2,935,913

	Yield (%)	Shares	Value
Short-term investments 4.4%			$26,821,666
(Cost $26,812,047)
Short-term funds 1.1%			6,321,666
John Hancock Collateral Trust (C)	0.2611(D)	631,491	6,321,666

	Par value^	Value
Repurchase agreement 3.3%		20,500,000
Deutsche Bank Tri-Party Repurchase Agreement dated 8-31-20 at 0.080% to be repurchased at $13,300,030 on 9-1-20, collateralized by $13,583,200 U.S. Treasury Notes, 0.250% due 8-31-25 (valued at $13,566,072)	13,300,000	13,300,000
Nomura Securities International, Inc. Tri-Party Repurchase Agreement dated 8-31-20 at 0.070% to be repurchased at $7,200,014 on 9-1-20, collateralized by $4,776,539 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-40 (valued at $7,344,091)	7,200,000	7,200,000

Total investments (Cost $597,720,827) 101.0%	$622,604,250
Other assets and liabilities, net (1.0%)	(6,133,151)
Total net assets 100.0%	$616,471,099

14	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-20.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-20.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $608,807,005. Net unrealized appreciation aggregated to $13,797,245, of which $67,544,403 related to gross unrealized appreciation and $53,747,158 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-20

Assets
Unaffiliated investments, at value (Cost $591,408,780) including $6,169,320 of securities loaned	$616,282,584
Affiliated investments, at value (Cost $6,312,047)	6,321,666
Total investments, at value (Cost $597,720,827)	622,604,250
Cash	150
Foreign currency, at value (Cost $61)	62
Dividends and interest receivable	557,378
Receivable for fund shares sold	170,492
Receivable for securities lending income	1,863
Other assets	23,253
Total assets	623,357,448
Liabilities
Payable for investments purchased	391,423
Payable for fund shares repurchased	58,389
Payable upon return of securities loaned	6,304,587
Payable to affiliates
Investment management fees	905
Accounting and legal services fees	34,945
Transfer agent fees	11,473
Trustees' fees	337
Other liabilities and accrued expenses	84,290
Total liabilities	6,886,349
Net assets	$616,471,099
Net assets consist of
Paid-in capital	$607,903,319
Total distributable earnings (loss)	8,567,780
Net assets	$616,471,099

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($22,434,492 ÷ 1,401,508 shares)[1]	$16.01
Class I ($72,246,418 ÷ 4,501,441 shares)	$16.05
Class R6 ($11,944,417 ÷ 743,714 shares)	$16.06
Class NAV ($509,845,772 ÷ 31,771,460 shares)	$16.05
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.85

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  8-31-20

Investment income
Dividends	$9,257,817
Interest	196,888
Securities lending	39,107
Less foreign taxes withheld	(49,224)
Total investment income	9,444,588
Expenses
Investment management fees	5,528,481
Distribution and service fees	80,015
Accounting and legal services fees	100,967
Transfer agent fees	150,965
Trustees' fees	10,157
Custodian fees	77,839
State registration fees	52,570
Printing and postage	33,606
Professional fees	62,390
Other	27,076
Total expenses	6,124,066
Less expense reductions	(59,400)
Net expenses	6,064,666
Net investment income	3,379,922
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(5,966,335)
Affiliated investments	7,333
(5,959,002)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(36,132,283)
Affiliated investments	9,646
(36,122,637)
Net realized and unrealized loss	(42,081,639)
Decrease in net assets from operations	$(38,701,717)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-20	Year ended 8-31-19
Increase (decrease) in net assets
From operations
Net investment income	$3,379,922	$5,448,388
Net realized gain (loss)	(5,959,002)	15,947,928
Change in net unrealized appreciation (depreciation)	(36,122,637)	(83,066,485)
Decrease in net assets resulting from operations	(38,701,717)	(61,670,169)
Distributions to shareholders
From earnings
Class A	(1,163,817)	(1,502,336)
Class I	(4,209,273)	(3,978,218)
Class R6	(428,294)	(494,301)
Class NAV	(19,106,751)	(14,343,868)
Total distributions	(24,908,135)	(20,318,723)
From fund share transactions	75,954,637	154,237,259
Total increase	12,344,785	72,248,367
Net assets
Beginning of year	604,126,314	531,877,947
End of year	$616,471,099	$604,126,314
18	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$19.54	$23.06	$20.15	$20.18	$18.89
Net investment income[1]	0.04	0.12	0.03	0.14 [2]	0.02
Net realized and unrealized gain (loss) on investments	(2.78)	(2.83)	4.00	0.80	2.09
Total from investment operations	(2.74)	(2.71)	4.03	0.94	2.11
Less distributions
From net investment income	(0.12)	(0.07)	(0.11)	(0.06)	— [3]
From net realized gain	(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions	(0.79)	(0.81)	(1.12)	(0.97)	(0.82)
Net asset value, end of period	$16.01	$19.54	$23.06	$20.15	$20.18
Total return (%)[4,5]	(15.04)	(11.28)	20.52	4.37	11.55
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$31	$45	$59	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.46	1.50	1.52	1.54
Expenses including reductions	1.46	1.46	1.49	1.52	1.53
Net investment income	0.24	0.60	0.14	0.69 [2]	0.11
Portfolio turnover (%)	46	29	25	26	25

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	19

CLASS I SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$19.58	$23.13	$20.20	$20.22	$18.93
Net investment income[1]	0.09	0.18	0.09	0.20 [2]	0.09
Net realized and unrealized gain (loss) on investments	(2.77)	(2.86)	4.03	0.82	2.08
Total from investment operations	(2.68)	(2.68)	4.12	1.02	2.17
Less distributions
From net investment income	(0.18)	(0.13)	(0.18)	(0.13)	(0.06)
From net realized gain	(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions	(0.85)	(0.87)	(1.19)	(1.04)	(0.88)
Net asset value, end of period	$16.05	$19.58	$23.13	$20.20	$20.22
Total return (%)[3]	(14.77)	(11.08)	20.93	4.70	11.87
Ratios and supplemental data
Net assets, end of period (in millions)	$72	$93	$108	$99	$82
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.18	1.20	1.21	1.22
Expenses including reductions	1.16	1.17	1.20	1.20	1.21
Net investment income	0.53	0.91	0.42	0.96 [2]	0.47
Portfolio turnover (%)	46	29	25	26	25

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$19.59	$23.14	$20.21	$20.23	$18.94
Net investment income[1]	0.11	0.20	0.11	0.17 [2]	0.11
Net realized and unrealized gain (loss) on investments	(2.77)	(2.85)	4.03	0.86	2.09
Total from investment operations	(2.66)	(2.65)	4.14	1.03	2.20
Less distributions
From net investment income	(0.20)	(0.16)	(0.20)	(0.14)	(0.09)
From net realized gain	(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions	(0.87)	(0.90)	(1.21)	(1.05)	(0.91)
Net asset value, end of period	$16.06	$19.59	$23.14	$20.21	$20.23
Total return (%)[3]	(14.69)	(10.95)	21.03	4.78	12.02
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$10	$14	$1	$— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.06	1.10	1.12	1.13
Expenses including reductions	1.04	1.06	1.09	1.11	1.10
Net investment income	0.63	1.00	0.50	0.83 [2]	0.59
Portfolio turnover (%)	46	29	25	26	25

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	21

CLASS NAV SHARES Period ended	8-31-20	8-31-19	8-31-18	8-31-17	8-31-16
Per share operating performance
Net asset value, beginning of period	$19.57	$23.12	$20.20	$20.22	$18.94
Net investment income[1]	0.11	0.21	0.11	0.22 [2]	0.10
Net realized and unrealized gain (loss) on investments	(2.76)	(2.86)	4.02	0.82	2.10
Total from investment operations	(2.65)	(2.65)	4.13	1.04	2.20
Less distributions
From net investment income	(0.20)	(0.16)	(0.20)	(0.15)	(0.10)
From net realized gain	(0.67)	(0.74)	(1.01)	(0.91)	(0.82)
Total distributions	(0.87)	(0.90)	(1.21)	(1.06)	(0.92)
Net asset value, end of period	$16.05	$19.57	$23.12	$20.20	$20.22
Total return (%)[3]	(14.64)	(10.95)	21.01	4.80	12.01
Ratios and supplemental data
Net assets, end of period (in millions)	$510	$470	$365	$285	$255
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.05	1.09	1.10	1.11
Expenses including reductions	1.03	1.04	1.08	1.10	1.10
Net investment income	0.63	1.07	0.52	1.02 [2]	0.59
Portfolio turnover (%)	46	29	25	26	25

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	23

the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of August 31, 2020, by major security category or type:
	Total value at 8-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$53,971,864	$53,971,864	—	—
Consumer staples	32,020,872	16,587,554	$15,433,318	—
Energy	24,638,635	24,638,635	—	—
Financials	111,151,170	111,151,170	—	—
Health care	21,226,177	21,226,177	—	—
Industrials	180,637,067	171,094,147	9,542,920	—
Information technology	53,484,760	53,484,760	—	—
Materials	41,920,878	41,920,878	—	—
Real estate	62,736,751	62,736,751	—	—
Utilities	13,994,410	13,994,410	—	—
Short-term investments	26,821,666	6,321,666	20,500,000	—
Total investments in securities	$622,604,250	$577,128,012	$45,476,238	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement
24	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2020, the fund loaned securities valued at $6,169,320 and received $6,304,587 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	25

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2020 were $4,117.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $5,853,400 that are a result of security transactions occurring after October 31, 2019, are treated as occurring on September 1, 2020, the first day of the fund’s next taxable year.
26	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

As of August 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2020 and 2019 was as follows:
	August 31, 2020	August 31, 2019
Ordinary income	$8,954,016	$5,651,232
Long-term capital gains	15,954,119	14,667,491
Total	$24,908,135	$20,318,723
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2020, the components of distributable earnings on a tax basis consisted of $618,252 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.95% of the first $250 million of the fund’s aggregate daily net assets; (b) 0.94% of the next $500 million of the fund’s aggregate daily net assets; (c) 0.93% of the next $500 million of the fund’s aggregate daily net assets; and (d) 0.92% of the fund’s aggregate daily net assets in excess over $1.25 billion. Prior to July 1, 2020, the fund paid a daily management fee to the Adviser on an annual basis to the sum of: (a) 1.03% of the first $100 million of the fund’s aggregate daily net assets and (b) 0.98% of the fund’s aggregate daily net assets in excess of $100 million. Aggregate net assets include the net assets of the fund and Small Cap Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	27

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Effective July 1, 2020, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.97% of the average daily net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$2,583
Class I	9,212
Class R6	1,040
Class	Expense reduction
Class NAV	$46,565
Total	$59,400

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2020, were equivalent to a net annual effective rate of 0.97% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $30,279 for the year ended August 31, 2020. Of this amount, $5,187 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $25,092 was paid as sales commissions to broker-dealers.
28	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2020, CDSCs received by the Distributor amounted to $14 for Class A.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$80,015	$33,658
Class I	—	115,979
Class R6	—	1,328
Total	$80,015	$150,965
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$14,500,000	4	0.687%	$1,107
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	29

Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2020 and 2019 were as follows:
	Year Ended 8-31-20		Year Ended 8-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	330,347	$5,444,708	284,043	$5,691,875
Distributions reinvested	54,079	1,154,043	86,467	1,494,143
Repurchased	(562,667)	(9,732,857)	(756,047)	(14,720,730)
Net decrease	(178,241)	$(3,134,106)	(385,537)	$(7,534,712)
Class I shares
Sold	1,993,835	$33,497,858	1,140,130	$22,959,704
Distributions reinvested	196,142	4,187,626	229,355	3,965,557
Repurchased	(2,450,025)	(42,272,561)	(1,267,130)	(23,975,618)
Net increase (decrease)	(260,048)	$(4,587,077)	102,355	$2,949,643
Class R6 shares
Sold	423,632	$6,821,703	78,713	$1,575,755
Distributions reinvested	20,061	428,294	28,606	494,301
Repurchased	(202,539)	(3,533,003)	(189,027)	(3,777,979)
Net increase (decrease)	241,154	$3,716,994	(81,708)	$(1,707,923)
Class NAV shares
Sold	14,321,753	$210,070,048	11,335,652	$224,376,376
Distributions reinvested	895,769	19,106,751	830,566	14,343,868
Repurchased	(7,466,553)	(149,217,973)	(3,941,810)	(78,189,993)
Net increase	7,750,969	$79,958,826	8,224,408	$160,530,251
Total net increase	7,553,834	$75,954,637	7,859,518	$154,237,259
Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $310,443,972 and $249,919,066, respectively, for the year ended August 31, 2020.
Note 7—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
30	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At August 31, 2020, funds within the John Hancock group of funds complex held 82.7% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	20.8%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.3%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.7%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	631,491	$2,867,284	$94,881,629	$(91,444,226)	$7,333	$9,646	$39,107	—	$6,321,666

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Value Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $15,954,119 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	33

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Small Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       34

fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       35

objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three- and ten-year periods and underperformed its benchmark index for the five-year period ended December 31, 2019. The Board also noted that the fund outperformed the peer group median for the one- and ten-year periods and underperformed the peer group median for the three- and five-year periods ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index for the one-, three-, and ten-year periods and to the peer group median for the one- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses were higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including actions taken to reduce the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       37

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       38

(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group median and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       40

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Small Cap Value Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor, Wellington Management Company, LLP, (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       41

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       42

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       43

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	195
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       45

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       46

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Wellington Management Company LLP

Portfolio Managers

Edmond C. Griffin, CFA
Timothy J. McCormack, CFA
Shaun F. Pedersen

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK SMALL CAP VALUE FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1324540	439A 8/20 10/2020

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the fiscal year August 31, 2020 the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is an audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
	2020:	$362,546
	2019:	$365,765

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
	2020:	$0
	2019:	$5,180

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and service provider internal controls reviews. Additionally, amounts billed to control affiliates for service provider internal controls reviews were $216,467 and $113,000 for the fiscal years ended August 31, 2020 and 2019, respectively.

(c)	TAX FEES:
	2020:	$1,250
	2019:	$0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the year ended August 31, 2019 were $0 as tax services for the reporting period were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:
	2020:	$800
	2019:	$756

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. Such fees relate primarily to procedures performed in connection with year end reporting for retail shareholders. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,271,544 and $910,110 for the fiscal years ended August 31, 2020 and August 31, 2019, respectively.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Peter S. Burgess – Chairman Charles L. Bardelis James M. Oates

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	This schedule is included as part of the Report to shareholders filed under Item 1 of this form, except for Emerging Markets Fund and International Small Company Fund, which follow:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments (summary of fund’s investments), of John Hancock Emerging Markets Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) as of August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
October 14, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of Funds since 1988.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 98.3%		$225,310,450
(Cost $194,902,062)
Australia 0.0%		53,284
MMG, Ltd. (A)	200,000	53,284
Belgium 0.0%		33,599
Titan Cement International SA (A)	2,468	33,599
Brazil 4.4%		10,047,477
AES Tiete Energia SA	18,846	51,600
AES Tiete Energia SA	83	46
Alliar Medicos A Frente SA	3,900	8,535
Alupar Investimento SA	7,050	30,151
Ambev SA, ADR	128,604	289,359
Arezzo Industria e Comercio SA	4,191	42,931
Atacadao SA	12,800	45,677
B2W Cia Digital (A)	1,700	34,782
B3 SA - Brasil Bolsa Balcao	30,078	322,823
Banco Bradesco SA	26,622	92,474
Banco BTG Pactual SA	7,088	103,930
Banco do Brasil SA	20,437	121,798
Banco Santander Brasil SA	11,800	60,912
BB Seguridade Participacoes SA	24,029	115,704
BR Malls Participacoes SA (A)	41,304	69,965
BR Properties SA	8,524	14,252
BrasilAgro - Co Brasileira de Propriedades Agricolas	4,216	15,937
Braskem SA, ADR	5,886	45,734
BRF SA (A)	18,790	67,189
Camil Alimentos SA	11,340	26,412
CCR SA	63,269	153,943
Centrais Eletricas Brasileiras SA	5,600	36,298
Cia Brasileira de Distribuicao	10,117	117,282
Cia de Locacao das Americas	23,748	88,429
Cia de Saneamento Basico do Estado de Sao Paulo	11,299	98,481
Cia de Saneamento de Minas Gerais-COPASA	4,135	35,927
Cia de Saneamento do Parana	17,145	83,714
Cia de Saneamento do Parana	3,000	3,028
Cia Energetica de Minas Gerais	9,564	18,417
Cia Hering	4,235	14,139
Cia Paranaense de Energia	1,600	17,748
Cia Siderurgica Nacional SA	43,320	120,270
Cielo SA	36,815	30,643
Cogna Educacao	79,561	82,778
Construtora Tenda SA	3,166	17,736
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	1

	Shares	Value
Brazil (continued)
Cosan Logistica SA (A)	10,845	$42,363
Cosan SA	7,044	107,039
CVC Brasil Operadora e Agencia de Viagens SA	12,709	42,452
Cyrela Commercial Properties SA Empreendimentos e Participacoes	2,100	5,731
Dimed SA Distribuidora da Medicamentos	10,062	46,136
Duratex SA	18,441	53,554
EcoRodovias Infraestrutura e Logistica SA (A)	14,116	33,290
EDP - Energias do Brasil SA	16,667	56,860
Embraer SA (A)	46,700	62,568
Enauta Participacoes SA	7,100	14,580
Energisa SA	13,368	106,022
Eneva SA (A)	7,600	68,668
Engie Brasil Energia SA	6,293	48,968
Equatorial Energia SA	49,616	210,111
Even Construtora e Incorporadora SA	7,057	16,746
Ez Tec Empreendimentos e Participacoes SA	2,411	17,093
Fleury SA	13,465	64,148
Gafisa SA (A)	12,949	11,700
Grendene SA	9,503	13,252
Guararapes Confeccoes SA	5,552	17,735
Hypera SA	8,932	51,601
International Meal Company Alimentacao SA (A)	20,154	13,611
Iochpe Maxion SA	14,621	30,691
IRB Brasil Resseguros SA	27,087	35,252
Itau Unibanco Holding SA	13,251	54,567
JBS SA	65,822	269,608
JHSF Participacoes SA	17,839	23,151
JSL SA	400	2,309
Klabin SA	48,218	226,194
Light SA (A)	9,244	25,529
Localiza Rent a Car SA	17,632	155,223
LOG Commercial Properties e Participacoes SA	4,489	25,385
Lojas Americanas SA	4,826	24,119
Lojas Renner SA	33,109	262,708
M Dias Branco SA	2,200	14,260
Magazine Luiza SA	17,358	295,357
Mahle-Metal Leve SA	3,156	9,776
Marisa Lojas SA (A)	6,873	10,589
MRV Engenharia e Participacoes SA	13,204	43,310
Natura & Company Holding SA	21,757	195,946
Notre Dame Intermedica Participacoes SA	9,420	127,411
Odontoprev SA	14,909	34,861
Omega Geracao SA (A)	3,124	23,123
Petrobras Distribuidora SA	15,245	59,383
2	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Brazil (continued)
Petroleo Brasileiro SA	240,219	$978,678
Porto Seguro SA	7,284	70,281
Portobello SA	11,800	9,649
Profarma Distribuidora de Produtos Farmaceuticos SA (A)	1,556	1,466
Qualicorp Consultoria e Corretora de Seguros SA	17,857	101,826
Raia Drogasil SA	7,587	149,289
Restoque Comercio e Confeccoes de Roupas SA (A)	9,075	8,697
Rumo SA (A)	42,591	175,697
Sao Carlos Empreendimentos e Participacoes SA	2,200	15,858
Sao Martinho SA	17,485	77,140
Ser Educacional SA (B)	3,448	9,031
SLC Agricola SA	4,752	21,789
Sul America SA	16,479	129,883
Suzano SA (A)	21,926	200,910
Tecnisa SA (A)	4,240	8,676
Tegma Gestao Logistica SA	2,700	12,755
TIM Participacoes SA	30,300	79,200
Transmissora Alianca de Energia Eletrica SA	18,411	94,802
Trisul SA	7,593	16,895
Tupy SA (A)	4,722	14,566
Ultrapar Participacoes SA	20,753	73,640
Unipar Carbocloro SA	1,400	9,327
Vale SA	185,053	2,015,874
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	7,438	13,889
Vulcabras Azaleia SA (A)	965	1,034
WEG SA	12,982	153,125
YDUQS Participacoes SA	14,530	71,476
Chile 0.8%		1,721,105
AES Gener SA	152,735	24,848
Aguas Andinas SA, Class A	72,703	21,788
Banco de Chile	146,860	12,276
Banco de Chile, ADR (C)	1,901	31,880
Banco de Credito e Inversiones SA	1,256	39,579
Banco Santander Chile	1,033,736	39,754
Besalco SA	49,676	27,474
CAP SA (A)	5,024	44,587
Cementos BIO BIO SA	2,795	2,443
Cencosud SA	46,948	69,442
Cia Cervecerias Unidas SA	4,993	32,823
Cia Sud Americana de Vapores SA (A)	690,005	18,726
Colbun SA	184,862	28,532
Cristalerias de Chile SA	40,829	228,960
Empresa Nacional de Telecomunicaciones SA	15,781	95,528
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	3

	Shares	Value
Chile (continued)
Empresas CMPC SA	21,806	$45,295
Empresas COPEC SA	6,380	46,782
Enel Americas SA	1,371,736	197,374
Enel Chile SA, ADR	18,382	69,300
Engie Energia Chile SA	23,657	31,949
Falabella SA	16,183	50,995
Forus SA	5,056	6,470
Grupo Security SA	128,502	25,288
Inversiones Aguas Metropolitanas SA	29,967	24,262
Inversiones La Construccion SA	2,123	13,789
Itau CorpBanca Chile SA	5,398,734	16,457
Latam Airlines Group SA (A)	6,596	11,114
Latam Airlines Group SA, ADR (A)(C)	5,099	8,184
Molibdenos y Metales SA	7,542	45,107
Multiexport Foods SA	12,750	3,887
Parque Arauco SA	26,594	41,217
PAZ Corp. SA	60,171	49,835
Plaza SA	6,102	9,732
Ripley Corp. SA	79,393	29,103
Salfacorp SA	20,240	11,194
Sigdo Koppers SA	64,066	68,805
SMU SA	80,372	13,439
Sociedad Matriz SAAM SA	638,979	47,667
Socovesa SA	306,550	85,953
SONDA SA	29,383	22,674
Vina Concha y Toro SA	15,327	26,593
China 27.5%		63,120,086
361 Degrees International, Ltd.	46,000	6,106
3SBio, Inc. (A)(B)	77,000	90,243
51job, Inc., ADR (A)	755	49,483
58.com, Inc., ADR (A)	3,440	190,438
AAC Technologies Holdings, Inc.	48,500	305,399
Acorn International, Inc., ADR	300	4,224
Agile Group Holdings, Ltd.	101,250	139,586
Agricultural Bank of China, Ltd., H Shares	975,000	325,626
Air China, Ltd., H Shares	112,000	77,007
Airtac International Group	3,736	82,756
AK Medical Holdings, Ltd. (B)	14,000	35,688
Alibaba Group Holding, Ltd., ADR (A)	24,566	7,051,179
A-Living Services Company, Ltd., H Shares (B)	24,000	123,671
Aluminum Corp. of China, Ltd., H Shares (A)	202,000	49,242
Angang Steel Company, Ltd., H Shares	102,200	29,496
Anhui Conch Cement Company, Ltd., H Shares	74,000	535,719
4	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Anhui Expressway Company, Ltd., H Shares	20,000	$9,802
ANTA Sports Products, Ltd.	36,000	354,867
Anton Oilfield Services Group (A)(C)	144,000	7,507
Aowei Holdings, Ltd. (A)	9,259,000	1,730,161
Asia Cement China Holdings Corp.	36,500	36,960
AviChina Industry & Technology Company, Ltd., H Shares	166,000	103,501
BAIC Motor Corp., Ltd., H Shares (B)	151,000	72,378
Baidu, Inc., ADR (A)	5,227	651,127
BAIOO Family Interactive, Ltd. (B)	206,000	30,271
Bank of China, Ltd., H Shares	2,208,075	718,043
Bank of Chongqing Company, Ltd., H Shares	37,000	20,761
Bank of Communications Company, Ltd., H Shares	239,858	125,255
Bank of Zhengzhou Company, Ltd., H Shares (B)(C)	66,000	15,656
Baoye Group Company, Ltd., H Shares (A)	46,000	37,363
Baozun, Inc., ADR (A)	2,429	100,658
BBMG Corp., H Shares	115,500	24,255
BeiGene, Ltd. (A)	3,000	56,357
Beijing Capital International Airport Company, Ltd., H Shares	138,415	97,838
Beijing Capital Land, Ltd., H Shares	127,000	24,054
Beijing Chunlizhengda Medical Instruments Company, Ltd., H Shares	7,250	41,337
Beijing Jingneng Clean Energy Company, Ltd., H Shares	50,000	13,282
Beijing North Star Company, Ltd., H Shares	40,000	8,660
Best Pacific International Holdings, Ltd. (C)	84,000	12,607
Billion Industrial Holdings, Ltd. (A)	12,000	7,724
Bitauto Holdings, Ltd., ADR (A)	2,485	39,188
BYD Company, Ltd., H Shares	30,500	317,943
BYD Electronic International Company, Ltd.	51,983	219,832
CAR, Inc. (A)(C)	42,000	13,383
Cayman Engley Industrial Company, Ltd.	4,589	12,305
Central China Real Estate, Ltd.	54,538	23,825
Central China Securities Company, Ltd., H Shares	53,000	10,666
CGN Power Company, Ltd., H Shares (B)	293,000	63,453
Changshouhua Food Company, Ltd. (A)	71,000	31,473
Chaowei Power Holdings, Ltd.	70,000	29,838
Cheetah Mobile, Inc., ADR	1,459	2,830
China Animal Healthcare, Ltd. (A)(D)	182,000	235
China Aoyuan Group, Ltd.	94,000	108,196
China Beststudy Education Group	23,000	10,320
China BlueChemical, Ltd., H Shares	101,000	14,840
China Cinda Asset Management Company, Ltd., H Shares	384,000	73,259
China CITIC Bank Corp., Ltd., H Shares	277,962	116,114
China Coal Energy Company, Ltd., H Shares	89,000	22,363
China Common Rich Renewable Energy Investments, Ltd. (A)(D)	2,486,000	68,965
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	5

	Shares	Value
China (continued)
China Communications Construction Company, Ltd., H Shares	152,202	$85,315
China Communications Services Corp., Ltd., H Shares	159,200	104,287
China Conch Venture Holdings, Ltd.	55,500	240,296
China Construction Bank Corp., H Shares	3,071,000	2,164,176
China Datang Corp. Renewable Power Company, Ltd., H Shares	175,000	23,676
China Development Bank Financial Leasing Company, Ltd., H Shares (B)	72,000	10,766
China Dili Group (A)(C)	120,400	33,845
China Distance Education Holdings, Ltd., ADR	302	2,794
China Dongxiang Group Company, Ltd.	152,000	19,806
China Eastern Airlines Corp., Ltd. (C)	1,460	29,653
China Eastern Airlines Corp., Ltd., H Shares	36,000	14,821
China Electronics Optics Valley Union Holding Company, Ltd.	184,000	10,436
China Energy Engineering Corp., Ltd., H Shares	354,000	34,233
China Everbright Bank Company, Ltd., H Shares	96,000	34,395
China Evergrande Group (C)	81,566	190,163
China Financial Services Holdings, Ltd.	94,000	1,839
China Galaxy Securities Company, Ltd., H Shares	157,500	94,790
China Hanking Holdings, Ltd.	54,000	11,071
China Harmony New Energy Auto Holding, Ltd.	65,500	29,977
China Hongqiao Group, Ltd.	176,000	113,414
China Huarong Asset Management Company, Ltd., H Shares (B)	821,000	94,158
China Huiyuan Juice Group, Ltd. (A)(D)	141,000	26,644
China Index Holdings, Ltd., ADR (A)(C)	2,348	3,945
China International Capital Corp., Ltd., H Shares (A)(B)	42,800	101,577
China International Marine Containers Group Company, Ltd., H Shares	34,720	35,385
China Kepei Education Group, Ltd.	28,000	24,728
China Lesso Group Holdings, Ltd.	81,000	150,831
China Life Insurance Company, Ltd., H Shares	128,000	311,812
China Lilang, Ltd.	25,000	14,410
China Literature, Ltd. (A)(B)	6,200	38,450
China Logistics Property Holdings Company, Ltd. (A)(B)(C)	73,000	33,437
China Longyuan Power Group Corp., Ltd., H Shares	145,000	91,396
China Machinery Engineering Corp., H Shares	92,000	21,574
China Maple Leaf Educational Systems, Ltd.	56,000	21,782
China Medical System Holdings, Ltd.	94,800	106,769
China Meidong Auto Holdings, Ltd.	42,000	141,915
China Merchants Bank Company, Ltd., H Shares	177,961	849,044
China Merchants Securities Company, Ltd., H Shares (B)	10,140	13,069
China Minsheng Banking Corp., Ltd., H Shares	213,840	130,169
China Modern Dairy Holdings, Ltd. (A)	167,000	25,184
China Molybdenum Company, Ltd., H Shares	159,000	64,459
China National Building Material Company, Ltd., H Shares	284,600	399,460
6	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
China New Higher Education Group, Ltd. (B)	42,000	$32,439
China Oilfield Services, Ltd., H Shares	118,000	92,470
China Oriental Group Company, Ltd.	84,000	23,587
China Pacific Insurance Group Company, Ltd., H Shares	130,800	362,849
China Petroleum & Chemical Corp., H Shares	1,484,000	681,367
China Railway Construction Corp., Ltd., H Shares	96,335	73,943
China Railway Group, Ltd., H Shares	169,000	86,678
China Railway Signal & Communication Corp., Ltd., H Shares (B)	76,000	30,754
China Reinsurance Group Corp., H Shares	156,000	16,681
China Resources Medical Holdings Company, Ltd.	33,500	24,210
China Resources Pharmaceutical Group, Ltd. (B)	75,500	42,743
China Sanjiang Fine Chemicals Company, Ltd.	72,000	19,536
China SCE Group Holdings, Ltd.	177,000	92,123
China Shenhua Energy Company, Ltd., H Shares	186,500	309,702
China Shineway Pharmaceutical Group, Ltd.	17,000	11,892
China Southern Airlines Company, Ltd., H Shares (A)(C)	136,000	71,577
China Suntien Green Energy Corp., Ltd., H Shares	88,000	23,585
China Taifeng Beddings Holdings, Ltd. (A)(D)	46,000	2,885
China Telecom Corp., Ltd., ADR	1,069	34,775
China Telecom Corp., Ltd., H Shares	300,000	97,865
China Tianrui Group Cement Company, Ltd. (A)	25,000	25,791
China Tower Corp., Ltd., H Shares (B)	56,000	10,668
China Vanke Company, Ltd., H Shares	78,500	243,676
China XLX Fertiliser, Ltd.	50,000	16,314
China Yongda Automobiles Services Holdings, Ltd.	52,000	62,175
China Yuhua Education Corp., Ltd. (B)	48,000	46,014
China Yurun Food Group, Ltd. (A)	32,000	2,722
China ZhengTong Auto Services Holdings, Ltd. (C)	72,500	9,051
China Zhongwang Holdings, Ltd.	173,400	36,653
Chinasoft International, Ltd. (A)	124,000	87,991
Chlitina Holding, Ltd.	4,000	28,536
Chongqing Rural Commercial Bank Company, Ltd., H Shares	152,000	61,934
CIFI Holdings Group Company, Ltd.	176,645	150,148
CITIC Securities Company, Ltd., H Shares	58,000	139,174
CITIC, Ltd.	286,923	261,598
CNOOC, Ltd.	911,000	1,032,351
CNOOC, Ltd., ADR	1,416	160,235
COFCO Meat Holdings, Ltd.	75,000	34,973
Cogobuy Group (A)(B)	44,000	8,224
Colour Life Services Group Company, Ltd. (A)(C)	40,102	20,727
Consun Pharmaceutical Group, Ltd.	29,000	12,237
COSCO SHIPPING Development Company, Ltd., H Shares	181,000	18,433
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	84,000	38,651
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)	191,500	96,053
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	7

	Shares	Value
China (continued)
Country Garden Holdings Company, Ltd.	467,218	$578,492
Country Garden Services Holdings Company, Ltd.	49,642	345,862
CPMC Holdings, Ltd.	27,000	11,656
CRRC Corp., Ltd., H Shares	115,000	51,861
CSC Financial Company, Ltd., H Shares (B)(C)	13,500	20,035
CSPC Pharmaceutical Group, Ltd.	244,800	540,866
CT Environmental Group, Ltd. (A)(D)	154,000	6,080
Dali Foods Group Company, Ltd. (B)	117,000	71,607
Datang International Power Generation Company, Ltd., H Shares	132,000	17,698
Differ Group Holding Company, Ltd. (A)	316,000	28,540
Dongfang Electric Corp., Ltd., H Shares	18,600	10,549
Dongfeng Motor Group Company, Ltd., H Shares	152,000	105,656
Dongjiang Environmental Company, Ltd., H Shares	27,600	17,324
Dongyue Group, Ltd.	111,000	47,554
Dynagreen Environmental Protection Group Company, Ltd., H Shares	26,000	12,033
E-Commodities Holdings, Ltd.	300,000	9,346
EEKA Fashion Holdings, Ltd.	41,000	47,504
ENN Energy Holdings, Ltd.	30,400	336,831
Everbright Securities Company, Ltd., H Shares (B)(C)	9,800	9,857
Fang Holdings, Ltd., ADR (A)	234	2,724
Fanhua, Inc., ADR (C)	1,300	26,377
Fantasia Holdings Group Company, Ltd. (A)	192,000	39,087
Flat Glass Group Company, Ltd., H Shares (C)	46,000	69,867
Fosun International, Ltd.	116,193	129,321
Fu Shou Yuan International Group, Ltd.	70,000	72,410
Fufeng Group, Ltd. (A)	120,000	40,215
Fuguiniao Company, Ltd., H Shares (A)(D)	116,600	5,837
Fuyao Glass Industry Group Company, Ltd., H Shares (B)(C)	30,800	99,425
Ganfeng Lithium Company, Ltd., H Shares (B)	4,200	21,245
GDS Holdings, Ltd., ADR (A)(C)	1,617	130,880
Genertec Universal Medical Group Company, Ltd. (B)	78,500	54,640
GF Securities Company, Ltd., H Shares	38,400	45,399
Golden Eagle Retail Group, Ltd.	50,000	47,697
GOME Retail Holdings, Ltd. (A)(C)	247,000	35,355
Grand Baoxin Auto Group, Ltd. (A)	48,950	7,442
Great Wall Motor Company, Ltd., H Shares	105,500	114,841
Greatview Aseptic Packaging Company, Ltd.	54,000	22,691
Greenland Hong Kong Holdings, Ltd.	76,250	25,334
Greentown China Holdings, Ltd.	54,000	70,947
Greentown Service Group Company, Ltd.	56,000	75,160
Guangshen Railway Company, Ltd., ADR	7,224	68,700
Guangzhou Automobile Group Company, Ltd., H Shares	114,000	98,090
8	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., H Shares	12,000	$31,334
Guangzhou R&F Properties Company, Ltd., H Shares	96,199	122,128
Guorui Properties, Ltd.	53,000	7,854
Guotai Junan Securities Company, Ltd., H Shares (B)	11,400	17,779
Haichang Ocean Park Holdings, Ltd. (A)(B)	86,000	6,758
Hailiang Education Group, Inc., ADR (A)	767	35,666
Hainan Meilan International Airport Company, Ltd., H Shares (A)	12,000	69,706
Haitian International Holdings, Ltd.	42,000	101,610
Haitong Securities Company, Ltd., H Shares	84,400	76,629
Harbin Bank Company, Ltd., H Shares (B)	190,000	28,166
Harbin Electric Company, Ltd., H Shares (A)	44,000	13,498
Harmonicare Medical Holdings, Ltd. (A)(B)(D)	44,000	10,423
HC Group, Inc. (A)(C)	53,500	7,727
Hebei Construction Group Corp., Ltd., H Shares	6,500	14,350
Hengan International Group Company, Ltd.	44,000	346,455
Hiroca Holdings, Ltd.	7,000	14,759
Hisense Home Appliances Group Company, Ltd., H Shares	19,000	25,465
Honghua Group, Ltd. (A)	191,000	6,275
Honworld Group, Ltd. (B)	20,500	7,054
HOSA International, Ltd. (A)(D)	86,000	2,092
Hua Hong Semiconductor, Ltd. (A)(B)(C)	26,000	93,921
Huadian Fuxin Energy Corp., Ltd., H Shares	112,000	35,804
Huadian Power International Corp., Ltd., H Shares	84,000	23,500
Huaneng Power International, Inc., H Shares	160,000	66,613
Huatai Securities Company, Ltd., H Shares (B)	39,200	68,712
Huazhu Group, Ltd., ADR (C)	5,055	226,110
Huishang Bank Corp., Ltd., H Shares	40,200	13,217
Idreamsky Technology Holdings, Ltd. (A)(B)	24,800	15,344
Industrial & Commercial Bank of China, Ltd., H Shares	2,680,000	1,493,723
Inner Mongolia Yitai Coal Company, Ltd., H Shares	473,000	335,351
Innovent Biologics, Inc. (A)(B)	11,000	73,084
JD.com, Inc., ADR (A)	8,566	673,630
Jiangsu Expressway Company, Ltd., H Shares	58,000	58,031
Jiangxi Copper Company, Ltd., H Shares	50,000	58,846
Jingrui Holdings, Ltd.	40,000	10,580
JinkoSolar Holding Company, Ltd., ADR (A)	2,760	63,038
JNBY Design, Ltd.	10,500	10,963
JOYY, Inc., ADR (A)(C)	1,940	165,754
Kaisa Group Holdings, Ltd. (A)	184,000	92,389
Kaisa Prosperity Holdings, Ltd. (A)	5,750	21,472
Kasen International Holdings, Ltd. (A)(C)	50,000	5,923
Kinetic Mines and Energy, Ltd.	156,000	7,141
Kingdee International Software Group Company, Ltd. (A)	72,000	183,256
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	9

	Shares	Value
China (continued)
Kingsoft Corp., Ltd.	19,000	$101,539
KWG Group Holdings, Ltd. (A)	116,012	220,165
Legend Holdings Corp., H Shares (B)	19,200	28,301
Lenovo Group, Ltd.	522,000	348,025
LexinFintech Holdings, Ltd., ADR (A)(C)	3,302	25,789
Li Ning Company, Ltd.	105,000	443,510
Lifetech Scientific Corp. (A)	168,000	50,387
Link Motion, Inc., ADR (A)(D)	6,959	964
Livzon Pharmaceutical Group, Inc., H Shares (C)	4,600	21,977
Logan Group Company, Ltd.	100,000	186,000
Longfor Group Holdings, Ltd. (B)	85,000	449,694
Lonking Holdings, Ltd.	157,000	44,933
Luye Pharma Group, Ltd. (B)	111,500	60,265
Meitu, Inc. (A)(B)	105,500	23,052
Meituan Dianping, Class B (A)	9,200	303,271
Metallurgical Corp. of China, Ltd., H Shares	93,000	15,939
Minth Group, Ltd.	54,000	182,048
Modern Land China Company, Ltd.	116,000	16,885
Momo, Inc., ADR	10,684	217,954
NetEase, Inc., ADR	2,263	1,102,556
New Century Healthcare Holding Company, Ltd. (A)(B)(C)	31,500	3,923
New China Life Insurance Company, Ltd., H Shares	34,100	135,865
New Oriental Education & Technology Group, Inc., ADR (A)	3,679	539,452
NIO, Inc., ADR (A)	26,154	497,711
Noah Holdings, Ltd., ADR (A)	409	11,452
NVC International Holdings, Ltd.	168,000	3,332
O-Net Technologies Group, Ltd. (A)	28,000	22,719
Orient Securities Company, Ltd., H Shares (B)	29,200	18,439
Pacific Online, Ltd.	50,000	6,644
PetroChina Company, Ltd., H Shares	1,192,000	411,346
PICC Property & Casualty Company, Ltd., H Shares	192,894	148,751
Ping An Healthcare and Technology Company, Ltd. (A)(B)(C)	4,100	59,758
Ping An Insurance Group Company of China, Ltd., H Shares	253,500	2,706,469
Postal Savings Bank of China Company, Ltd., H Shares (B)	225,000	106,516
Powerlong Real Estate Holdings, Ltd.	92,000	66,494
Q Technology Group Company, Ltd.	34,000	42,578
Qingdao Port International Company, Ltd., H Shares (B)	40,000	24,402
Qingling Motors Company, Ltd., H Shares	34,000	6,050
Qinqin Foodstuffs Group Cayman Company, Ltd. (A)	36,100	10,657
Qunxing Paper Holdings Company, Ltd. (A)(D)	969,268	0
Red Star Macalline Group Corp., Ltd., H Shares (B)	15,268	10,136
Redco Properties Group, Ltd. (B)	96,000	47,056
Redsun Properties Group, Ltd.	30,000	10,532
Ronshine China Holdings, Ltd. (A)	30,000	24,350
10	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Sany Heavy Equipment International Holdings Company, Ltd.	61,000	$33,861
Seazen Group, Ltd. (A)	148,000	134,247
Secoo Holding, Ltd., ADR (A)	313	892
Semiconductor Manufacturing International Corp. (A)	104,500	330,116
S-Enjoy Service Group Company, Ltd. (A)	3,000	9,334
Shandong Chenming Paper Holdings, Ltd., H Shares	19,376	8,791
Shandong Gold Mining Company, Ltd., H Shares (B)	8,500	23,908
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	96,000	223,688
Shanghai Electric Group Company, Ltd., H Shares (A)	92,000	27,033
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	19,000	80,061
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Company, Ltd., H Shares	28,000	17,816
Shanghai Jin Jiang Capital Company, Ltd., H Shares	134,000	22,975
Shanghai Junshi Biosciences Company, Ltd., H Shares (A)(B)	3,400	21,341
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	43,000	76,520
Shenguan Holdings Group, Ltd.	214,000	6,899
Shenzhen Expressway Company, Ltd., H Shares	42,000	38,006
Shenzhou International Group Holdings, Ltd.	32,900	529,712
Shui On Land, Ltd.	313,067	42,778
Sichuan Expressway Company, Ltd., H Shares	64,000	14,687
Sihuan Pharmaceutical Holdings Group, Ltd.	288,000	34,806
Silergy Corp.	1,000	63,434
SINA Corp. (A)	3,144	127,914
Sino-Ocean Group Holding, Ltd.	242,181	55,903
Sinopec Engineering Group Company, Ltd., H Shares	82,500	36,548
Sinopec Oilfield Service Corp., H Shares (A)	174,000	12,550
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	188,000	38,766
Sinopharm Group Company, Ltd., H Shares	94,800	232,776
Sinosoft Technology Group, Ltd. (A)	103,000	20,832
Sinotrans, Ltd., H Shares	114,574	27,171
Sinotruk Hong Kong, Ltd.	43,055	111,743
Skyfame Realty Holdings, Ltd.	338,000	44,040
SOHO China, Ltd. (A)	136,500	42,047
Sohu.com, Ltd., ADR (A)	975	19,637
Sun King Power Electronics Group	54,000	11,910
Sunac China Holdings, Ltd.	159,000	667,452
Sunny Optical Technology Group Company, Ltd.	22,200	328,451
TAL Education Group, ADR (A)	2,021	149,170
Tencent Holdings, Ltd.	156,200	10,671,328
Tenwow International Holdings, Ltd. (A)(D)	177,000	6,509
The People's Insurance Company Group of China, Ltd., H Shares	196,000	63,869
Tian Ge Interactive Holdings, Ltd. (A)(B)	32,000	3,881
Tian Shan Development Holding, Ltd. (A)	32,000	13,042
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	11

	Shares	Value
China (continued)
Tiangong International Company, Ltd.	50,000	$16,767
Tianjin Capital Environmental Protection Group Company, Ltd., H Shares	16,000	5,465
Tianli Education International Holdings, Ltd. (A)	16,000	18,136
Tianneng Power International, Ltd. (C)	48,700	104,764
Tingyi Cayman Islands Holding Corp.	138,000	258,980
Tong Ren Tang Technologies Company, Ltd., H Shares	44,000	33,986
Tongcheng-Elong Holdings, Ltd. (A)	18,000	35,229
TravelSky Technology, Ltd., H Shares	56,500	117,330
Trigiant Group, Ltd.	82,000	9,402
Trip.com Group, Ltd., ADR (A)	16,370	495,029
Tsaker Chemical Group, Ltd. (B)	22,500	4,125
Tsingtao Brewery Company, Ltd., H Shares	22,000	200,102
Tuniu Corp., ADR (A)	1,300	1,378
Uni-President China Holdings, Ltd.	89,600	81,508
Vipshop Holdings, Ltd., ADR (A)	28,374	468,455
Want Want China Holdings, Ltd.	290,000	198,771
Weibo Corp., ADR (A)(C)	2,978	111,079
Weichai Power Company, Ltd., H Shares	116,600	234,051
Weiqiao Textile Company, H Shares	58,500	12,601
West China Cement, Ltd.	162,000	28,384
Wisdom Education International Holdings Company, Ltd.	38,000	19,800
WuXi AppTec Company, Ltd., H Shares (B)	2,900	42,871
Wuxi Biologics Cayman, Inc. (A)(B)	7,000	181,230
Xiabuxiabu Catering Management China Holdings Company, Ltd. (A)(B)	26,500	32,734
Xiamen International Port Company, Ltd., H Shares	88,662	9,831
Xiaomi Corp., Class B (A)(B)	144,000	445,939
Xingda International Holdings, Ltd.	44,138	10,980
Xinhua Winshare Publishing and Media Company, Ltd., H Shares (C)	22,650	14,848
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares	33,298	28,620
Xinyi Solar Holdings, Ltd.	188,553	237,519
Xinyuan Real Estate Company, Ltd., ADR	4,413	9,179
Xtep International Holdings, Ltd.	119,320	39,659
Xunlei, Ltd., ADR (A)(C)	3,300	11,847
Yadea Group Holdings, Ltd. (A)(B)	82,000	82,553
Yanzhou Coal Mining Company, Ltd., H Shares	136,000	104,557
Yashili International Holdings, Ltd. (A)	114,000	8,084
YiChang HEC ChangJiang Pharmaceutical Company, Ltd., H Shares (B)(C)	11,200	15,899
Yida China Holdings, Ltd. (A)	28,000	7,406
Yihai International Holding, Ltd. (A)	21,000	329,518
Yiren Digital, Ltd., ADR (A)	1,046	3,410
Youyuan International Holdings, Ltd. (A)(D)	26,000	872
12	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
YuanShengTai Dairy Farm, Ltd. (A)	295,000	$21,679
Yum China Holdings, Inc.	16,131	930,920
Yuzhou Group Holdings Company, Ltd.	153,036	71,378
Zhaojin Mining Industry Company, Ltd., H Shares	17,000	19,036
Zhejiang Expressway Company, Ltd., H Shares	68,000	45,843
Zhejiang Glass Company, Ltd., H Shares (A)(D)	172,000	0
Zhengzhou Coal Mining Machinery Group Company, Ltd., H Shares	15,800	12,284
Zhenro Properties Group, Ltd.	19,000	11,100
Zhong An Group, Ltd.	314,400	13,985
Zhongsheng Group Holdings, Ltd.	43,500	271,287
Zhongyuan Bank Company, Ltd., H Shares (B)	42,000	5,794
Zhou Hei Ya International Holdings Company, Ltd. (A)(B)(C)	37,500	42,478
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	34,800	111,595
Zijin Mining Group Company, Ltd., H Shares	311,384	212,368
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares (A)	59,600	59,611
ZTE Corp., H Shares	32,400	94,050
ZTO Express Cayman, Inc., ADR	10,827	363,029
Colombia 0.3%		600,232
Banco de Bogota SA	5,302	97,792
Bancolombia SA	4,563	31,713
Bolsa de Valores de Colombia	5,102	14,593
Celsia SA ESP	85,502	106,049
Cementos Argos SA	29,845	39,889
Corp. Financiera Colombiana SA (A)	6,493	47,036
Ecopetrol SA	127,985	74,923
Grupo Argos SA	8,087	25,768
Grupo de Inversiones Suramericana SA	6,239	35,022
Grupo Energia Bogota SA ESP	37,258	24,500
Grupo Nutresa SA	4,184	24,605
Interconexion Electrica SA ESP	13,996	78,342
Czech Republic 0.1%		269,185
CEZ AS	3,442	70,959
Komercni banka AS (A)	1,804	43,376
Moneta Money Bank AS (B)	38,859	97,747
O2 Czech Republic AS	3,507	35,246
Philip Morris CR AS	36	21,857
Egypt 0.1%		163,332
Commercial International Bank Egypt SAE, GDR	38,251	163,332
Greece 0.2%		547,709
Alpha Bank AE (A)	17,901	11,959
Athens Water Supply & Sewage Company SA	2,393	19,974
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	13

	Shares	Value
Greece (continued)
Bank of Greece	1,576	$24,594
Ellaktor SA (A)	5,945	7,891
FF Group (A)(D)	6,657	11,916
Fourlis Holdings SA (A)	4,382	20,954
GEK Terna Holding Real Estate Construction SA (A)	4,832	35,040
Hellenic Exchanges - Athens Stock Exchange SA	1,960	6,716
Hellenic Telecommunications Organization SA	6,498	106,033
Holding Company ADMIE IPTO SA	8,138	21,537
JUMBO SA	3,016	52,387
LAMDA Development SA (A)	4,393	29,737
Motor Oil Hellas Corinth Refineries SA	2,868	40,548
Mytilineos SA	4,640	43,819
National Bank of Greece SA (A)	2,934	4,019
Piraeus Bank SA (A)	12,603	18,315
Public Power Corp. SA (A)	8,232	39,720
Sarantis SA	1,766	18,420
Terna Energy SA	2,409	34,130
Hong Kong 6.0%		13,729,227
AAG Energy Holdings, Ltd. (B)	72,000	10,021
Ajisen China Holdings, Ltd.	58,000	9,354
Alibaba Health Information Technology, Ltd. (A)	42,000	101,230
Alibaba Pictures Group, Ltd. (A)	410,000	58,076
AMVIG Holdings, Ltd.	117,333	20,592
Anxin-China Holdings, Ltd. (A)(D)	1,988,000	0
Asian Citrus Holdings, Ltd. (A)(D)	144,000	5,574
Atlas Corp. (A)	6,486	55,974
Ausnutria Dairy Corp., Ltd. (A)	50,000	82,095
AVIC International Holding HK, Ltd. (A)	186,799	3,058
Beijing Enterprises Clean Energy Group, Ltd. (A)	1,342,857	7,967
Beijing Enterprises Holdings, Ltd.	32,430	103,035
Beijing Enterprises Water Group, Ltd. (A)	328,000	128,866
Bosideng International Holdings, Ltd.	232,000	66,380
Brilliance China Automotive Holdings, Ltd.	194,000	174,763
C C Land Holdings, Ltd.	240,540	53,675
CA Cultural Technology Group, Ltd. (A)	17,000	5,393
Canvest Environmental Protection Group Company, Ltd.	36,000	15,688
CECEP COSTIN New Materials Group, Ltd. (A)(D)	162,000	0
CGN New Energy Holdings Company, Ltd. (A)	186,000	33,335
China Aircraft Leasing Group Holdings, Ltd.	12,000	10,998
China Chengtong Development Group, Ltd. (A)	158,000	3,909
China Education Group Holdings, Ltd.	33,000	64,723
China Everbright Greentech, Ltd. (B)(C)	60,000	26,589
China Everbright International, Ltd.	196,111	118,270
14	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
China Everbright, Ltd.	55,000	$84,683
China Fiber Optic Network System Group, Ltd. (A)(D)	419,600	15,159
China Foods, Ltd.	58,000	20,565
China Gas Holdings, Ltd.	118,600	324,689
China Grand Pharmaceutical and Healthcare Holdings, Ltd.	64,000	58,302
China High Precision Automation Group, Ltd. (A)(C)(D)	74,000	8,880
China High Speed Transmission Equipment Group Company, Ltd.	25,000	18,128
China Jinmao Holdings Group, Ltd.	206,000	128,632
China Lumena New Materials Corp. (A)(C)(D)	1,272,000	0
China Mengniu Dairy Company, Ltd. (A)	109,000	535,287
China Merchants Land, Ltd.	86,000	13,078
China Merchants Port Holdings Company, Ltd.	98,324	112,406
China Metal Recycling Holdings, Ltd. (A)(D)	14,579,934	0
China Minsheng Financial Holding Corp., Ltd. (A)	360,000	4,915
China Mobile, Ltd.	7,000	48,985
China Mobile, Ltd., ADR	61,686	2,160,861
China New Town Development Company, Ltd.	1,070,332	19,736
China Oceanwide Holdings, Ltd. (A)	240,000	5,566
China Oil & Gas Group, Ltd. (A)	337,040	10,637
China Overseas Grand Oceans Group, Ltd.	113,000	73,498
China Overseas Land & Investment, Ltd.	232,000	671,058
China Overseas Property Holdings, Ltd.	100,667	90,664
China Power International Development, Ltd.	278,666	53,891
China Properties Group, Ltd. (A)	19,000	1,910
China Resources Beer Holdings Company, Ltd.	47,981	311,883
China Resources Cement Holdings, Ltd.	173,518	252,695
China Resources Gas Group, Ltd.	50,000	234,535
China Resources Land, Ltd.	164,444	759,667
China Resources Power Holdings Company, Ltd.	70,882	84,076
China South City Holdings, Ltd.	344,000	35,021
China State Construction International Holdings, Ltd.	133,600	103,425
China Taiping Insurance Holdings Company, Ltd.	101,310	160,683
China Traditional Chinese Medicine Holdings Company, Ltd.	170,000	72,479
China Travel International Investment Hong Kong, Ltd.	146,000	22,015
China Unicom Hong Kong, Ltd., ADR	72,323	512,047
China Vast Industrial Urban Development Company, Ltd. (B)	47,000	18,314
China Water Affairs Group, Ltd. (C)	62,000	50,978
China Water Industry Group, Ltd. (A)	40,000	1,574
CIMC Enric Holdings, Ltd.	60,000	24,044
CITIC Resources Holdings, Ltd. (A)	310,000	11,591
Citychamp Watch & Jewellery Group, Ltd. (A)	65,800	13,325
Comba Telecom Systems Holdings, Ltd.	62,000	27,171
Concord New Energy Group, Ltd. (C)	440,000	19,577
COSCO SHIPPING International Hong Kong Company, Ltd.	82,000	22,752
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	15

	Shares	Value
Hong Kong (continued)
COSCO SHIPPING Ports, Ltd.	91,914	$52,004
CP Pokphand Company, Ltd.	458,000	45,457
CWT International, Ltd. (A)(D)	790,000	683
Dawnrays Pharmaceutical Holdings, Ltd.	123,000	14,718
DBA Telecommunication Asia Holdings, Ltd. (A)(D)	32,000	0
Digital China Holdings, Ltd.	62,000	50,495
Essex Bio-technology, Ltd.	23,000	14,215
Ever Sunshine Lifestyle Services Group, Ltd.	14,000	28,779
Far East Horizon, Ltd.	146,000	129,208
Fullshare Holdings, Ltd. (A)	110,000	2,538
GCL New Energy Holdings, Ltd. (A)	440,000	8,109
GCL-Poly Energy Holdings, Ltd. (A)(C)	1,301,000	52,793
Geely Automobile Holdings, Ltd.	309,000	657,639
Gemdale Properties & Investment Corp., Ltd.	288,000	51,194
Glorious Property Holdings, Ltd. (A)	516,000	18,615
Goldlion Holdings, Ltd.	122,000	24,071
Guangdong Investment, Ltd.	94,000	146,576
Haier Electronics Group Company, Ltd.	80,000	273,714
Health & Happiness H&H International Holdings, Ltd.	13,000	56,882
Hi Sun Technology China, Ltd. (A)	105,000	12,849
HKC Holdings, Ltd.	12,016	7,181
Hopson Development Holdings, Ltd.	40,000	80,057
Hua Han Health Industry Holdings, Ltd. (A)(D)	1,415,910	38,731
Huanxi Media Group, Ltd. (A)	120,000	24,758
IMAX China Holding, Inc. (B)	15,700	25,208
Inspur International, Ltd. (A)	28,000	7,618
Jiayuan International Group, Ltd.	43,222	20,518
Jinmao Hotel and Jinmao China Hotel Investments and Management, Ltd.	16,000	9,706
Joy City Property, Ltd.	316,000	21,985
Ju Teng International Holdings, Ltd.	121,722	37,195
Kingboard Holdings, Ltd.	48,148	154,777
Kingboard Laminates Holdings, Ltd.	80,500	101,381
Kunlun Energy Company, Ltd.	288,000	214,289
Lee & Man Chemical Company, Ltd.	14,000	5,236
Lee & Man Paper Manufacturing, Ltd.	107,000	63,934
Lee's Pharmaceutical Holdings, Ltd.	38,500	29,312
Lifestyle China Group, Ltd. (A)	9,000	1,483
LVGEM China Real Estate Investment Company, Ltd.	32,000	12,548
Mingfa Group International Company, Ltd. (A)(D)	995,000	84,926
Minmetals Land, Ltd.	126,000	15,418
Nan Hai Corp., Ltd. (A)	1,900,000	12,997
NetDragon Websoft Holdings, Ltd.	14,000	35,851
New World Department Store China, Ltd. (A)	145,000	23,756
16	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Nine Dragons Paper Holdings, Ltd.	136,000	$150,663
Panda Green Energy Group, Ltd. (A)	146,000	4,443
PAX Global Technology, Ltd.	72,000	41,390
Phoenix Media Investment Holdings, Ltd. (A)	76,000	3,818
Poly Property Group Company, Ltd.	153,000	48,110
Pou Sheng International Holdings, Ltd. (A)	144,000	36,302
REXLot Holdings, Ltd. (A)(D)	2,065,304	5,037
Shanghai Industrial Holdings, Ltd.	34,041	51,144
Shanghai Industrial Urban Development Group, Ltd.	108,541	12,724
Shenzhen International Holdings, Ltd.	78,452	125,779
Shenzhen Investment, Ltd.	197,175	66,830
Shimao Group Holdings, Ltd.	79,000	355,044
Shougang Concord International Enterprises Company, Ltd.	155,600	42,328
Shougang Fushan Resources Group, Ltd.	194,000	44,012
Silver Grant International Holdings Group, Ltd. (A)	72,334	9,520
Sino Biopharmaceutical, Ltd.	567,750	653,355
Sinofert Holdings, Ltd. (A)	118,000	11,098
Sinolink Worldwide Holdings, Ltd. (A)	320,000	20,400
Sinopec Kantons Holdings, Ltd. (C)	102,000	40,250
Skyworth Group, Ltd. (A)	158,000	54,771
SMI Holdings Group, Ltd. (A)(C)(D)	228,889	14,767
SSY Group, Ltd. (C)	118,733	75,533
Sun Art Retail Group, Ltd.	144,500	187,987
TCL Electronics Holdings, Ltd.	39,600	27,040
Tech Pro Technology Development, Ltd. (A)(D)	966,000	4,874
Texhong Textile Group, Ltd. (C)	19,000	14,797
The Wharf Holdings, Ltd.	7,000	13,639
Tian An China Investment Company, Ltd.	202,000	108,087
Tianjin Port Development Holdings, Ltd.	154,000	11,324
Tibet Water Resources, Ltd. (A)	149,000	11,526
Time Watch Investments, Ltd.	62,000	6,641
Tongda Group Holdings, Ltd.	270,000	15,826
Towngas China Company, Ltd. (A)	44,000	19,959
Truly International Holdings, Ltd. (A)	101,000	12,613
United Energy Group, Ltd.	846,000	139,604
Vinda International Holdings, Ltd.	24,000	81,958
Wasion Holdings, Ltd.	32,000	9,444
Yuexiu Property Company, Ltd.	627,516	119,671
Yuexiu Transport Infrastructure, Ltd.	36,000	21,342
Zhongyu Gas Holdings, Ltd.	20,006	18,789
Zhuguang Holdings Group Company, Ltd. (A)	60,000	8,437
Hungary 0.2%		489,126
Magyar Telekom Telecommunications PLC	35,337	43,397
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	17

	Shares	Value
Hungary (continued)
MOL Hungarian Oil & Gas PLC (A)	30,672	$172,345
OTP Bank NYRT (A)	5,525	186,073
Richter Gedeon NYRT	3,585	87,311
India 11.5%		26,234,446
3M India, Ltd. (A)	61	16,735
Aarti Industries, Ltd.	2,428	34,589
ABB Power Products & Systems India, Ltd. (A)	187	2,329
Abbott India, Ltd.	478	106,234
ACC, Ltd.	2,457	43,988
Adani Enterprises, Ltd.	10,171	38,413
Adani Gas, Ltd.	11,411	26,330
Adani Green Energy, Ltd. (A)	16,948	103,580
Adani Ports & Special Economic Zone, Ltd.	19,114	91,897
Adani Power, Ltd. (A)	35,840	18,072
Adani Transmission, Ltd. (A)	22,565	77,359
Aditya Birla Capital, Ltd. (A)	27,085	22,491
Aditya Birla Fashion and Retail, Ltd. (A)	7,683	14,593
Aegis Logistics, Ltd.	4,413	13,184
AIA Engineering, Ltd.	1,625	40,329
Ajanta Pharma, Ltd.	2,166	43,951
Akzo Nobel India, Ltd.	1,016	29,271
Alembic Pharmaceuticals, Ltd.	4,801	61,125
Alkyl Amines Chemicals	483	20,393
Amara Raja Batteries, Ltd.	1,107	10,981
Ambuja Cements, Ltd.	17,762	50,658
Apollo Hospitals Enterprise, Ltd.	2,918	64,156
Apollo Tyres, Ltd.	19,720	33,099
Arvind Fashions, Ltd. (A)	12,019	24,107
Arvind, Ltd. (A)	13,022	5,909
Asahi India Glass, Ltd.	13,159	37,035
Ashok Leyland, Ltd.	88,960	82,110
Ashoka Buildcon, Ltd. (A)	9,141	8,535
Asian Paints, Ltd.	8,491	218,624
Astral Poly Technik, Ltd.	1,843	28,192
Atul, Ltd.	603	47,010
Aurobindo Pharma, Ltd.	18,355	199,375
Avanti Feeds, Ltd.	3,600	25,296
Avenue Supermarts, Ltd. (A)(B)	5,050	154,285
Axis Bank, Ltd. (A)	40,388	270,641
Bajaj Auto, Ltd.	2,739	109,973
Bajaj Consumer Care, Ltd. (A)	5,535	13,003
Bajaj Electricals, Ltd. (A)	1,885	12,705
Bajaj Finance, Ltd.	4,302	203,608
18	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Bajaj Finserv, Ltd.	1,367	$115,528
Bajaj Holdings & Investment, Ltd.	2,189	79,539
Balkrishna Industries, Ltd.	6,050	109,829
Balrampur Chini Mills, Ltd.	10,790	21,542
Bank of Baroda (A)	25,551	16,987
BASF India, Ltd.	543	10,874
Bata India, Ltd.	1,019	17,962
Bayer CropScience, Ltd.	196	15,461
Berger Paints India, Ltd.	10,302	75,414
Bharat Electronics, Ltd.	33,210	48,027
Bharat Forge, Ltd.	14,723	98,225
Bharat Heavy Electricals, Ltd.	58,913	30,936
Bharat Petroleum Corp., Ltd.	21,375	117,914
Bharti Airtel, Ltd.	60,578	421,722
Bharti Infratel, Ltd.	9,404	25,305
Biocon, Ltd. (A)	9,991	50,863
Birla Corp., Ltd.	1,911	15,879
Birlasoft, Ltd.	12,247	26,653
Bliss Gvs Pharma, Ltd.	6,312	12,017
Blue Dart Express, Ltd. (A)	848	25,027
Blue Star, Ltd.	1,883	15,981
Borosil, Ltd. (A)	3,051	6,628
Bosch, Ltd.	389	68,146
Brigade Enterprises, Ltd.	7,041	16,726
Britannia Industries, Ltd.	1,201	60,703
BSE, Ltd.	1,351	9,141
Cadila Healthcare, Ltd.	7,082	35,731
Can Fin Homes, Ltd.	3,284	16,573
Canara Bank (A)	23,766	34,549
Capacit'e Infraprojects, Ltd. (A)	2,705	4,668
Carborundum Universal, Ltd.	2,411	8,807
Castrol India, Ltd.	11,199	18,224
CCL Products India, Ltd.	3,414	11,400
Ceat, Ltd.	1,368	16,287
Central Depository Services India, Ltd.	1,657	9,151
Century Plyboards India, Ltd.	7,851	15,909
Century Textiles & Industries, Ltd.	1,858	8,379
Cera Sanitaryware, Ltd.	667	22,389
CESC, Ltd.	3,387	27,469
Chambal Fertilizers & Chemicals, Ltd.	11,943	23,914
Chennai Petroleum Corp., Ltd. (A)	3,148	3,445
Chennai Super Kings Cricket, Ltd. (A)(D)	271,316	8,293
Cholamandalam Financial Holdings, Ltd.	6,543	38,234
Cholamandalam Investment and Finance Company, Ltd.	17,243	54,819
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	19

	Shares	Value
India (continued)
Cipla, Ltd.	16,085	$154,684
City Union Bank, Ltd.	16,091	29,526
Coal India, Ltd.	37,238	67,888
Coforge, Ltd.	141	3,701
Colgate-Palmolive India, Ltd.	2,924	54,124
Container Corp. of India, Ltd.	8,172	43,663
Coromandel International, Ltd.	5,759	59,556
CRISIL, Ltd.	1,509	35,996
Crompton Greaves Consumer Electricals, Ltd. (A)	34,652	128,201
Cummins India, Ltd.	3,376	21,145
Cyient, Ltd.	7,633	40,117
Dabur India, Ltd.	15,302	98,148
Dalmia Bharat, Ltd.	4,457	45,255
DCB Bank, Ltd. (A)	11,434	13,877
DCM Shriram, Ltd.	3,338	16,580
Deepak Fertilisers & Petrochemicals Corp., Ltd.	2,991	6,838
Deepak Nitrite, Ltd.	2,523	23,352
Delta Corp., Ltd.	8,433	12,621
Dhampur Sugar Mills, Ltd.	2,251	4,431
Dilip Buildcon, Ltd. (B)	2,723	13,629
Dish TV India, Ltd. (A)	46,324	7,012
Dishman Carbogen Amcis, Ltd.	1,354	3,243
Divi's Laboratories, Ltd.	2,338	98,621
DLF, Ltd.	13,190	28,243
Dr. Lal PathLabs, Ltd. (B)	1,089	26,032
Dr. Reddy's Laboratories, Ltd.	3,824	219,688
eClerx Services, Ltd. (A)	2,550	24,553
Edelweiss Financial Services, Ltd. (A)	26,662	29,073
Eicher Motors, Ltd.	5,480	156,492
EID Parry India, Ltd. (A)	6,483	25,339
EIH, Ltd. (A)	9,617	11,517
Emami, Ltd.	9,857	47,584
Endurance Technologies, Ltd. (B)	3,340	49,683
Engineers India, Ltd.	8,807	7,992
Eris Lifesciences, Ltd. (B)	3,927	25,596
Escorts, Ltd.	3,193	47,092
Essel Propack, Ltd.	2,501	9,257
Excel Industries, Ltd.	557	6,403
Exide Industries, Ltd.	11,933	26,515
Federal Bank, Ltd. (A)	101,872	76,835
Finolex Cables, Ltd.	7,048	26,434
Finolex Industries, Ltd.	4,543	31,238
Firstsource Solutions, Ltd.	20,707	17,391
Fortis Healthcare, Ltd. (A)	29,932	54,074
20	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Future Lifestyle Fashions, Ltd. (A)	2,234	$4,649
Gabriel India, Ltd.	9,247	13,042
GAIL India, Ltd.	66,880	86,624
Garware Technical Fibres, Ltd.	570	14,095
GE T&D India, Ltd. (A)	7,991	11,310
GHCL, Ltd.	5,141	11,184
Gillette India, Ltd.	541	39,615
GlaxoSmithKline Pharmaceuticals, Ltd.	911	19,405
Glenmark Pharmaceuticals, Ltd.	9,568	60,791
Godfrey Phillips India, Ltd.	824	10,845
Godrej Consumer Products, Ltd.	9,235	81,427
Godrej Industries, Ltd. (A)	3,907	23,363
Godrej Properties, Ltd. (A)	1,212	14,853
Granules India, Ltd.	10,612	45,107
Graphite India, Ltd.	3,367	8,549
Grasim Industries, Ltd.	9,194	83,842
Greaves Cotton, Ltd. (A)	6,447	7,000
Greenpanel Industries, Ltd. (A)	10,228	6,663
Grindwell Norton, Ltd.	4,815	33,021
Gujarat Alkalies & Chemicals, Ltd.	2,634	12,178
Gujarat Ambuja Exports, Ltd.	4,928	12,310
Gujarat Fluorochemicals, Ltd. (A)	2,756	19,409
Gujarat Gas, Ltd.	10,223	45,001
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	3,833	10,574
Gujarat State Petronet, Ltd.	14,293	39,344
Gulf Oil Lubricants India, Ltd.	1,642	14,766
Hatsun Agro Product, Ltd.	3,294	33,298
Havells India, Ltd.	7,034	58,617
HCL Technologies, Ltd.	49,876	466,763
HDFC Asset Management Company, Ltd. (B)	748	24,519
HDFC Bank, Ltd. (A)	88,824	1,342,751
HDFC Life Insurance Company, Ltd. (A)(B)	10,142	79,063
HEG, Ltd.	690	7,947
HeidelbergCement India, Ltd.	5,347	13,684
Hemisphere Properties India, Ltd. (A)(D)	2,825	6,402
Heritage Foods, Ltd.	1,223	6,020
Hero MotoCorp, Ltd.	4,382	179,202
Hexaware Technologies, Ltd.	8,718	46,960
HFCL, Ltd.	51,247	10,730
Hikal, Ltd.	4,873	10,749
HIL, Ltd.	253	5,741
Himadri Speciality Chemical, Ltd.	8,292	5,784
Hindalco Industries, Ltd.	54,965	137,826
Hinduja Global Solutions, Ltd.	2,895	26,748
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	21

	Shares	Value
India (continued)
Hindustan Petroleum Corp., Ltd.	26,715	$72,845
Hindustan Unilever, Ltd.	21,627	619,949
Honeywell Automation India, Ltd.	99	43,867
Housing Development Finance Corp., Ltd.	24,067	597,838
Huhtamaki PPL, Ltd.	2,710	9,432
ICICI Bank, Ltd. (A)	58,534	309,789
ICICI Bank, Ltd., ADR (A)	5,317	57,105
ICICI Lombard General Insurance Company, Ltd. (B)	4,220	71,868
ICICI Prudential Life Insurance Company, Ltd. (B)	4,445	25,486
IDFC First Bank, Ltd. (A)	117,777	51,309
IDFC, Ltd.	60,709	22,602
IFCI, Ltd. (A)	60,997	5,683
IIFL Finance, Ltd.	20,305	22,477
IIFL Securities, Ltd.	72,539	41,341
IIFL Wealth Management, Ltd.	6,205	86,115
India Glycols, Ltd.	1,050	4,094
Indiabulls Housing Finance, Ltd.	23,318	65,527
Indiabulls Real Estate, Ltd. (A)	24,645	21,298
Indiabulls Ventures, Ltd., Partly Paid Shares	5,473	7,154
Indian Bank (A)	13,169	11,570
Indian Oil Corp., Ltd.	75,896	88,223
Indraprastha Gas, Ltd.	8,878	47,397
IndusInd Bank, Ltd. (A)	7,142	61,440
Infibeam Avenues, Ltd.	1,962	2,041
Info Edge India, Ltd.	626	27,598
Infosys, Ltd.	132,686	1,655,454
Inox Leisure, Ltd.	4,238	16,324
Intellect Design Arena, Ltd. (A)	4,460	11,623
InterGlobe Aviation, Ltd. (A)(B)	2,710	44,087
Ipca Laboratories, Ltd.	2,728	70,391
IRB Infrastructure Developers, Ltd.	7,984	12,820
ITC, Ltd.	114,237	296,264
J Kumar Infraprojects, Ltd.	4,863	7,389
Jaiprakash Power Ventures, Ltd. (A)	246,265	8,870
Jamna Auto Industries, Ltd.	8,736	4,772
JB Chemicals & Pharmaceuticals, Ltd.	470	4,901
Jindal Saw, Ltd.	11,500	9,740
Jindal Stainless Hisar, Ltd. (A)	8,000	10,430
Jindal Stainless, Ltd. (A)	16,249	9,501
Jindal Steel & Power, Ltd. (A)	30,545	84,501
JK Cement, Ltd.	1,769	35,834
JK Paper, Ltd.	7,345	9,472
JK Tyre & Industries, Ltd.	5,594	4,518
JM Financial, Ltd.	20,631	22,875
22	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
JSW Energy, Ltd.	33,800	$25,030
JSW Steel, Ltd.	58,863	214,977
Jubilant Foodworks, Ltd.	3,066	87,188
Jubilant Life Sciences, Ltd.	7,891	84,634
Just Dial, Ltd. (A)	1,443	7,249
Jyothy Labs, Ltd.	3,881	7,479
Kajaria Ceramics, Ltd.	4,103	24,420
Kalpataru Power Transmission, Ltd.	4,585	16,300
Kansai Nerolac Paints, Ltd.	3,086	19,664
Kaveri Seed Company, Ltd. (A)	2,285	17,989
KEC International, Ltd.	5,101	22,234
KEI Industries, Ltd.	4,692	25,321
Kirloskar Oil Engines, Ltd.	5,185	8,690
KNR Constructions, Ltd.	5,450	18,850
Kotak Mahindra Bank, Ltd. (A)	12,507	237,944
KPIT Technologies, Ltd.	34,401	39,350
KPR Mill, Ltd.	3,888	28,853
KRBL, Ltd.	3,905	13,915
L&T Finance Holdings, Ltd.	24,332	22,262
L&T Technology Services, Ltd. (B)	452	9,590
LA Opala RG, Ltd.	2,816	7,835
Lakshmi Machine Works, Ltd.	116	5,120
Larsen & Toubro Infotech, Ltd. (B)	2,658	88,779
Larsen & Toubro, Ltd.	13,164	169,164
LG Balakrishnan & Bros, Ltd.	1,705	5,803
LIC Housing Finance, Ltd.	21,165	86,444
Linde India, Ltd. (A)	3,823	37,544
LT Foods, Ltd.	10,845	8,252
Lupin, Ltd.	12,930	162,611
LUX Industries, Ltd.	400	7,171
Mahanagar Gas, Ltd.	2,409	31,145
Mahindra & Mahindra Financial Services, Ltd. (A)	41,832	76,796
Mahindra & Mahindra, Ltd.	28,331	233,018
Mahindra CIE Automotive, Ltd. (A)	10,554	18,794
Mahindra Holidays & Resorts India, Ltd. (A)	4,401	10,475
Mahindra Lifespace Developers, Ltd. (A)	1,108	4,243
Manappuram Finance, Ltd.	18,276	36,920
Mangalore Refinery & Petrochemicals, Ltd. (A)	16,715	7,251
Marico, Ltd.	13,995	70,045
Marksans Pharma, Ltd.	20,609	12,766
Maruti Suzuki India, Ltd.	3,284	303,449
Mastek, Ltd.	812	7,460
Mayur Uniquoters, Ltd.	2,588	9,627
Meghmani Organics, Ltd.	8,623	8,041
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	23

	Shares	Value
India (continued)
Minda Industries, Ltd.	5,101	$23,662
Mindtree, Ltd.	1,858	29,242
MOIL, Ltd.	5,355	10,672
Morepen Laboratories, Ltd. (A)	26,894	10,087
Motherson Sumi Systems, Ltd.	60,455	90,130
Motilal Oswal Financial Services, Ltd.	2,377	22,096
Mphasis, Ltd.	5,533	82,746
MRF, Ltd.	78	61,353
Multi Commodity Exchange of India, Ltd.	573	12,458
Muthoot Finance, Ltd.	7,879	123,189
Narayana Hrudayalaya, Ltd.	5,281	23,010
Natco Pharma, Ltd.	6,282	63,504
National Aluminium Company, Ltd.	30,687	14,901
Navin Fluorine International, Ltd.	1,518	40,228
Navneet Education, Ltd.	6,879	7,170
NBCC India, Ltd.	20,368	7,403
NCC, Ltd.	22,228	10,254
Nestle India, Ltd.	576	125,237
NHPC, Ltd.	108,939	32,115
NIIT, Ltd.	4,810	7,732
Nilkamal, Ltd.	570	9,968
NMDC, Ltd.	20,256	26,668
NOCIL, Ltd.	4,078	7,181
NTPC, Ltd.	65,672	86,419
Oberoi Realty, Ltd. (A)	5,897	31,442
Oil & Natural Gas Corp., Ltd.	88,154	97,995
Oil India, Ltd.	11,025	14,190
Omaxe, Ltd.	3,052	2,939
Oracle Financial Services Software, Ltd.	1,238	50,791
Orient Cement, Ltd.	11,602	10,245
Page Industries, Ltd.	254	65,419
Parag Milk Foods, Ltd. (B)	3,025	4,348
Persistent Systems, Ltd.	2,797	37,581
Petronet LNG, Ltd.	45,718	148,733
Pfizer, Ltd.	365	22,786
Phillips Carbon Black, Ltd.	6,456	10,215
PI Industries, Ltd.	3,150	79,592
Pidilite Industries, Ltd.	3,776	71,919
Piramal Enterprises, Ltd.	3,991	74,091
PNB Housing Finance, Ltd. (A)(B)	3,296	12,742
PNC Infratech, Ltd.	3,706	8,502
Power Finance Corp., Ltd.	29,969	38,458
Power Grid Corp. of India, Ltd.	54,410	133,092
Praj Industries, Ltd.	5,641	5,223
24	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Prestige Estates Projects, Ltd.	15,615	$52,438
Procter & Gamble Health, Ltd. (A)	219	14,245
Procter & Gamble Hygiene & Health Care, Ltd.	391	53,030
PSP Projects, Ltd.	963	5,632
PTC India, Ltd.	18,544	14,905
Punjab National Bank (A)	48,156	22,827
PVR, Ltd.	2,148	38,605
Quess Corp., Ltd. (A)(B)	1,654	8,181
Radico Khaitan, Ltd.	2,854	15,772
Rain Industries, Ltd.	8,295	12,628
Rajesh Exports, Ltd.	4,377	26,589
Rallis India, Ltd.	4,796	19,102
Rashtriya Chemicals & Fertilizers, Ltd.	12,255	7,896
Ratnamani Metals & Tubes, Ltd.	1,835	29,263
Raymond, Ltd. (A)	2,169	8,459
RBL Bank, Ltd. (B)	19,118	50,896
REC, Ltd.	37,469	54,223
Redington India, Ltd.	23,557	34,515
Relaxo Footwears, Ltd.	3,026	26,929
Reliance Industries, Ltd.	96,463	2,710,543
Reliance Power, Ltd. (A)	70,059	3,237
Sadbhav Engineering, Ltd.	3,609	2,627
Sanofi India, Ltd.	330	36,703
Sasken Technologies, Ltd.	1,127	8,739
SBI Life Insurance Company, Ltd. (A)(B)	2,278	25,666
Schaeffler India, Ltd.	663	35,760
Sequent Scientific, Ltd. (A)	6,725	11,739
Seshasayee Paper & Boards, Ltd.	3,700	7,564
SH Kelkar & Company, Ltd. (B)	2,917	3,138
Sharda Cropchem, Ltd.	5,005	18,696
Sheela Foam, Ltd. (A)	521	9,733
Shree Cement, Ltd.	238	65,272
Shriram City Union Finance, Ltd.	2,014	25,626
Shriram Transport Finance Company, Ltd.	9,542	91,050
Siemens, Ltd.	2,156	33,986
SKF India, Ltd.	1,784	39,732
Sobha, Ltd.	4,249	15,065
Solar Industries India, Ltd. (A)	1,472	22,714
Somany Home Innovation, Ltd.	2,451	2,853
Sonata Software, Ltd.	2,617	10,919
SRF, Ltd.	858	47,248
State Bank of India (A)	31,708	91,377
Steel Authority of India, Ltd. (A)	35,661	18,635
Sterlite Technologies, Ltd.	5,984	12,148
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	25

	Shares	Value
India (continued)
Strides Pharma Science, Ltd.	3,193	$26,305
Sun Pharmaceutical Industries, Ltd.	15,809	110,416
Sun TV Network, Ltd.	6,569	39,944
Sundaram Finance Holdings, Ltd.	6,835	5,123
Sundaram Finance, Ltd.	1,639	35,666
Sundaram-Clayton, Ltd.	697	16,746
Sundram Fasteners, Ltd.	4,560	27,869
Sunteck Realty, Ltd.	3,702	12,675
Suprajit Engineering, Ltd.	7,705	18,586
Supreme Industries, Ltd.	2,097	38,543
Supreme Petrochem, Ltd.	1,965	5,645
Suven Pharmaceuticals, Ltd. (A)	3,881	33,466
Symphony, Ltd.	1,012	11,700
Syngene International, Ltd. (A)(B)	5,386	34,715
TAKE Solutions, Ltd.	6,117	4,195
Tata Chemicals, Ltd.	2,841	12,039
Tata Communications, Ltd.	2,825	33,170
Tata Consultancy Services, Ltd.	27,313	833,945
Tata Consumer Products, Ltd.	18,202	132,103
Tata Elxsi, Ltd.	1,315	19,063
Tata Metaliks, Ltd.	1,562	11,738
Tata Motors, Ltd. (A)	130,207	251,551
Tata Steel, Ltd.	20,118	112,244
Tech Mahindra, Ltd.	23,766	239,040
Techno Electric & Engineering Company, Ltd. (A)	4,395	12,294
The Great Eastern Shipping Company, Ltd.	4,812	16,593
The India Cements, Ltd.	13,187	20,514
The Indian Hotels Company, Ltd.	21,970	30,702
The Indian Hume Pipe Company, Ltd.	2,579	6,377
The Jammu & Kashmir Bank, Ltd. (A)	20,026	4,894
The Karnataka Bank, Ltd. (A)	11,008	6,807
The Karur Vysya Bank, Ltd. (A)	30,314	15,726
The Phoenix Mills, Ltd.	3,443	30,378
The Ramco Cements, Ltd.	3,284	30,783
The South Indian Bank, Ltd. (A)	46,489	4,616
The Tata Power Company, Ltd.	51,479	41,265
The Tinplate Company of India, Ltd.	3,175	5,894
Thermax, Ltd.	1,264	13,052
Thomas Cook India, Ltd. (A)	8,758	4,124
Time Technoplast, Ltd.	8,084	4,664
Timken India, Ltd.	2,917	43,818
Titan Company, Ltd.	9,308	138,770
Torrent Pharmaceuticals, Ltd.	2,798	100,659
Torrent Power, Ltd.	6,822	30,795
26	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Trent, Ltd.	3,674	$31,842
Trident, Ltd.	74,360	6,619
Triveni Engineering & Industries, Ltd.	7,321	7,002
TTK Prestige, Ltd.	108	8,343
Tube Investments of India, Ltd.	6,351	55,882
TV Today Network, Ltd.	4,347	13,505
TV18 Broadcast, Ltd. (A)	45,800	19,669
Uflex, Ltd.	4,634	21,031
UltraTech Cement, Ltd.	3,803	201,983
Union Bank of India (A)	53,007	21,626
United Breweries, Ltd.	1,730	23,872
United Spirits, Ltd. (A)	9,003	66,768
UPL, Ltd.	28,081	192,019
VA Tech Wabag, Ltd. (A)	1,854	4,794
Vaibhav Global, Ltd.	1,887	43,065
Vakrangee, Ltd.	23,506	8,989
Vardhman Textiles, Ltd.	1,602	18,505
Varun Beverages, Ltd.	2,536	25,220
Vedanta, Ltd.	88,318	153,379
Venky's India, Ltd.	337	6,781
Vesuvius India, Ltd.	690	8,906
V-Guard Industries, Ltd.	5,667	12,856
Vinati Organics, Ltd.	1,364	18,661
VIP Industries, Ltd.	2,251	8,711
V-Mart Retail, Ltd. (A)	527	13,577
Vodafone Idea, Ltd. (A)	475,993	66,000
VRL Logistics, Ltd.	5,104	11,440
VST Industries, Ltd.	649	29,969
VST Tillers Tractors, Ltd.	456	10,096
Welspun Corp., Ltd.	6,625	9,677
Welspun Enterprises, Ltd.	5,021	4,500
Welspun India, Ltd.	19,448	14,378
West Coast Paper Mills, Ltd.	2,240	5,777
Wheels India, Ltd.	626	3,572
Whirlpool of India, Ltd.	1,179	33,827
Wipro, Ltd.	44,725	163,531
Wockhardt, Ltd. (A)	2,843	12,071
Yes Bank, Ltd. (A)	94,414	18,373
Zee Entertainment Enterprises, Ltd.	30,287	82,959
Zensar Technologies, Ltd.	8,469	19,875
Indonesia 1.9%		4,386,207
Ace Hardware Indonesia Tbk PT	416,900	44,222
Adaro Energy Tbk PT	900,700	66,987
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	27

	Shares	Value
Indonesia (continued)
Adhi Karya Persero Tbk PT	204,038	$8,329
AKR Corporindo Tbk PT	65,100	12,956
Alam Sutera Realty Tbk PT (A)	750,400	6,441
Aneka Tambang Tbk PT	481,054	27,072
Arwana Citramulia Tbk PT	1,053,200	32,427
Asahimas Flat Glass Tbk PT (A)	113,500	19,948
Astra International Tbk PT	544,600	191,095
Astrindo Nusantara Infrastructure Tbk PT (A)	3,785,000	12,996
Asuransi Kresna Mitra Tbk PT (A)	277,300	21,711
Bakrie Telecom Tbk PT (A)(D)	22,579,900	38,764
Bank Central Asia Tbk PT	223,300	480,981
Bank Danamon Indonesia Tbk PT	205,471	38,382
Bank Mandiri Persero Tbk PT	407,592	166,666
Bank Negara Indonesia Persero Tbk PT	161,703	56,618
Bank Pan Indonesia Tbk PT (A)	191,900	10,675
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	306,100	22,173
Bank Pembangunan Daerah Jawa Timur Tbk PT	373,700	15,279
Bank Rakyat Indonesia Persero Tbk PT	2,106,500	507,481
Bank Tabungan Negara Persero Tbk PT	190,698	20,614
Barito Pacific Tbk PT (A)	326,600	18,814
Bayan Resources Tbk PT	94,800	83,665
BISI International Tbk PT (A)	514,000	31,934
Bukit Asam Tbk PT	184,700	25,822
Bumi Serpong Damai Tbk PT (A)	427,200	22,709
Bumi Teknokultura Unggul Tbk PT (A)	1,489,900	5,114
Capital Financial Indonesia Tbk PT (A)	369,300	9,981
Charoen Pokphand Indonesia Tbk PT (A)	228,620	98,898
Ciputra Development Tbk PT	455,461	24,070
Citra Marga Nusaphala Persada Tbk PT (A)	201,775	15,026
City Retail Developments Tbk PT (A)	1,918,900	17,345
Delta Dunia Makmur Tbk PT (A)	590,800	11,359
Elnusa Tbk PT	400,600	6,713
Erajaya Swasembada Tbk PT (A)	162,100	19,111
Garuda Indonesia Persero Tbk PT (A)	361,400	6,250
Global Mediacom Tbk PT (A)	819,500	16,715
Gudang Garam Tbk PT (A)	29,743	96,979
Hanson International Tbk PT (A)(D)	4,000,200	13,735
Harum Energy Tbk PT (A)	27,900	2,908
Indah Kiat Pulp & Paper Corp. Tbk PT	98,200	62,657
Indika Energy Tbk PT	129,600	9,117
Indo Tambangraya Megah Tbk PT	23,700	13,445
Indocement Tunggal Prakarsa Tbk PT	39,800	32,458
Indofood CBP Sukses Makmur Tbk PT	43,100	30,265
Indofood Sukses Makmur Tbk PT	230,100	120,382
28	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia (continued)
Indo-Rama Synthetics Tbk PT (A)	54,100	$8,092
Indosat Tbk PT (A)	110,300	17,411
Inovisi Infracom Tbk PT (A)(D)	671,012	129
Intiland Development Tbk PT (A)	1,393,100	17,043
Japfa Comfeed Indonesia Tbk PT	311,000	26,026
Jasa Marga Persero Tbk PT	128,752	34,583
Kalbe Farma Tbk PT	565,000	61,229
Kapuas Prima Coal Tbk PT (A)	551,200	5,259
Kawasan Industri Jababeka Tbk PT (A)	2,007,762	19,920
Link Net Tbk PT	145,300	18,210
Lippo Karawaci Tbk PT (A)	1,947,337	21,022
Matahari Department Store Tbk PT (A)	186,500	16,177
Mayora Indah Tbk PT	234,200	37,778
Medco Energi Internasional Tbk PT (A)	506,566	19,090
Media Nusantara Citra Tbk PT (A)	543,100	33,203
Mitra Adiperkasa Tbk PT (A)	725,100	33,797
Mitra Keluarga Karyasehat Tbk PT	145,600	23,702
MNC Sky Vision Tbk PT (A)	430,900	27,634
Pabrik Kertas Tjiwi Kimia Tbk PT	42,900	20,091
Pakuwon Jati Tbk PT (A)	1,030,900	28,876
Pan Brothers Tbk PT (A)	1,101,200	19,228
Panin Financial Tbk PT (A)	1,137,200	16,073
Paninvest Tbk PT (A)	397,600	21,000
Perusahaan Gas Negara Tbk PT	367,300	31,641
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	237,500	15,967
Pool Advista Indonesia Tbk PT (A)(D)	37,300	128
PP Persero Tbk PT	214,287	14,272
Puradelta Lestari Tbk PT	506,700	7,858
Ramayana Lestari Sentosa Tbk PT	152,300	6,843
Rimo International Lestari Tbk PT (A)(D)	2,464,700	8,462
Sampoerna Agro Tbk PT (A)	618,600	71,797
Sarana Menara Nusantara Tbk PT	1,085,300	77,081
Selamat Sempurna Tbk PT	250,600	21,536
Semen Indonesia Persero Tbk PT	57,000	41,288
Sinar Mas Multiartha Tbk PT (A)	37,000	45,223
Smartfren Telecom Tbk PT (A)	914,700	5,659
Sri Rejeki Isman Tbk PT	937,100	14,140
Sugih Energy Tbk PT (A)(D)	8,409,300	28,873
Summarecon Agung Tbk PT (A)	339,900	15,033
Surya Citra Media Tbk PT	403,800	34,424
Surya Semesta Internusa Tbk PT	132,900	3,428
Suryainti Permata Tbk PT (A)(D)	1,802,000	0
Telekomunikasi Indonesia Persero Tbk PT	1,186,200	233,406
Tempo Scan Pacific Tbk PT	65,700	6,018
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	29

	Shares	Value
Indonesia (continued)
Tiga Pilar Sejahtera Food Tbk PT (A)	801,600	$8,642
Tower Bersama Infrastructure Tbk PT	385,100	34,420
Trada Alam Minera Tbk PT (A)(D)	1,919,200	4,613
Trias Sentosa Tbk PT	706,000	19,160
Truba Alam Manunggal Engineering PT (A)(D)	19,436,000	0
Tunas Baru Lampung Tbk PT	369,300	20,139
Tunas Ridean Tbk PT	542,200	49,962
Ultrajaya Milk Industry & Trading Company Tbk PT (A)	211,100	25,726
Unilever Indonesia Tbk PT	218,800	123,520
United Tractors Tbk PT	111,900	176,702
Vale Indonesia Tbk PT (A)	109,900	28,560
Waskita Beton Precast Tbk PT	592,800	6,834
Waskita Karya Persero Tbk PT	287,002	12,800
Wijaya Karya Beton Tbk PT	351,700	6,517
Wijaya Karya Persero Tbk PT	178,676	15,218
XL Axiata Tbk PT	283,500	47,455
Malaysia 2.2%		4,935,252
7-Eleven Malaysia Holdings BHD	40,839	13,687
Aeon Company M BHD	55,700	11,164
AEON Credit Service M BHD	11,340	24,581
AFFIN Bank BHD	66,784	23,840
AirAsia Group BHD (A)	117,800	18,615
Alliance Bank Malaysia BHD	67,700	35,574
AMMB Holdings BHD	75,450	52,870
Astro Malaysia Holdings BHD	58,000	10,720
Axiata Group BHD	98,907	71,351
Batu Kawan BHD	18,700	67,559
Berjaya Assets BHD (A)	350,600	23,570
Berjaya Sports Toto BHD	58,778	29,483
Bermaz Auto BHD	45,300	14,783
BIMB Holdings BHD	24,100	21,403
Bintulu Port Holdings BHD	300	284
Boustead Holdings BHD (A)	20,507	3,441
Boustead Plantations BHD (A)	760	70
British American Tobacco Malaysia BHD	6,400	15,674
Bursa Malaysia BHD	31,800	73,829
Cahya Mata Sarawak BHD	29,300	10,551
Carlsberg Brewery Malaysia BHD	6,900	36,123
CIMB Group Holdings BHD	162,028	128,269
Cypark Resources BHD (A)	34,200	7,528
D&O Green Technologies BHD	64,700	13,558
Datasonic Group BHD	65,000	20,554
Dayang Enterprise Holdings BHD (A)	35,200	9,948
30	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
Dialog Group BHD	81,160	$69,822
DiGi.Com BHD	101,380	95,998
DRB-Hicom BHD	45,900	22,472
Dutch Lady Milk Industries BHD	1,500	14,309
Eco World Development Group BHD (A)	30,700	3,091
FGV Holdings BHD	111,600	32,829
Fraser & Neave Holdings BHD	5,600	41,126
Gabungan AQRS BHD	26,010	4,517
Gadang Holdings BHD	55,300	5,775
Gamuda BHD	40,633	33,139
Gas Malaysia BHD	51,300	34,176
Genting BHD	63,100	53,168
Genting Malaysia BHD	96,300	52,716
Genting Plantations BHD	10,000	23,718
George Kent Malaysia BHD	33,700	6,217
Globetronics Technology BHD	39,686	26,176
HAP Seng Consolidated BHD	29,039	50,138
Hartalega Holdings BHD	39,500	156,885
Heineken Malaysia BHD	8,400	41,454
Hengyuan Refining Company BHD (A)	11,200	8,084
Hibiscus Petroleum BHD (A)	88,200	12,551
Hong Leong Bank BHD	9,434	31,717
Hong Leong Financial Group BHD	8,261	24,503
IGB BHD	45,726	29,005
IHH Healthcare BHD	21,200	27,276
IJM Corp. BHD	107,260	30,857
Inari Amertron BHD	145,436	78,833
IOI Corp. BHD	20,500	21,913
IOI Properties Group BHD	48,571	10,604
JAKS Resources BHD (A)	43,900	7,949
Keck Seng Malaysia BHD	65,150	57,265
Kim Loong Resources BHD	100	33
Kossan Rubber Industries	24,500	94,258
Kuala Lumpur Kepong BHD	7,605	41,070
Land & General BHD	508,140	12,818
LBS Bina Group BHD (A)	120,819	13,872
LPI Capital BHD	14,220	46,634
Magnum BHD	35,300	18,886
Malakoff Corp. BHD	78,100	18,536
Malayan Banking BHD	108,055	190,000
Malaysia Airports Holdings BHD	43,288	52,965
Malaysia Building Society BHD	73,796	10,273
Malaysian Pacific Industries BHD	10,938	41,191
Malaysian Resources Corp. BHD	121,600	14,702
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	31

	Shares	Value
Malaysia (continued)
Matrix Concepts Holdings BHD	68,378	$28,881
Maxis BHD	51,585	61,863
Mega First Corp. BHD	3,300	6,150
MISC BHD	27,650	50,430
MPHB Capital BHD (A)	99,200	20,884
Muhibbah Engineering (M) BHD (A)	10,300	2,049
Mulpha International BHD (A)	15,370	5,658
My EG Services BHD (A)(C)	151,850	54,305
Nestle Malaysia BHD	1,400	46,724
Oriental Holdings BHD	26,820	33,748
OSK Holdings BHD	98,117	18,133
Padini Holdings BHD	21,500	12,170
Pentamaster Corp. BHD (C)	25,662	29,339
Petron Malaysia Refining & Marketing BHD	8,800	7,399
Petronas Chemicals Group BHD	77,400	101,342
Petronas Dagangan BHD	5,900	29,118
Petronas Gas BHD	19,700	78,011
PPB Group BHD	11,300	48,724
Press Metal Aluminium Holdings BHD	41,000	51,235
Public Bank BHD	105,360	415,106
QL Resources BHD	24,090	55,377
RHB Bank BHD	48,262	52,987
Sam Engineering & Equipment M BHD	3,000	4,970
Sapura Energy BHD (A)	592,857	17,778
Sarawak Oil Palms BHD	15,542	13,473
Scientex BHD	20,700	46,722
SEG International BHD	33,942	4,886
Serba Dinamik Holdings BHD	57,750	25,025
Shangri-La Hotels Malaysia BHD	21,000	20,166
Sime Darby BHD	93,374	49,000
Sime Darby Plantation BHD	46,274	56,643
Sime Darby Property BHD	130,274	20,446
SKP Resources BHD	17,300	6,663
SP Setia BHD Group	53,308	10,178
Sunway BHD	66,077	22,199
Sunway Construction Group BHD	33,862	16,099
Supermax Corp. BHD (A)	13,898	74,036
Syarikat Takaful Malaysia Keluarga BHD	23,400	28,332
Ta Ann Holdings BHD	46,508	31,785
TA Enterprise BHD	260,800	38,157
Tan Chong Motor Holdings BHD	62,800	15,723
Telekom Malaysia BHD	44,656	44,417
Tenaga Nasional BHD	55,800	145,257
TIME dotCom BHD	20,840	57,782
32	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
Top Glove Corp. BHD	39,500	$249,484
Tropicana Corp. BHD (A)	101,628	21,954
Uchi Technologies BHD	31,330	20,693
UEM Sunrise BHD (A)	113,366	11,014
UMW Holdings BHD	14,100	8,796
United Malacca BHD	29,750	32,799
United Plantations BHD	4,900	16,798
UOA Development BHD	45,300	17,493
Velesto Energy BHD (A)	250,631	8,711
ViTrox Corp. BHD	4,200	12,218
VS Industry BHD	78,131	35,224
Westports Holdings BHD	54,500	47,568
Yinson Holdings BHD	33,600	50,946
YTL Corp. BHD	246,930	39,634
Malta 0.0%		11,990
Brait SE (A)	71,955	11,990
Mexico 2.5%		5,797,168
ALEATICA SAB de CV	9,600	8,292
Alfa SAB de CV, Class A	285,550	183,738
Alpek SAB de CV	28,981	21,999
Alsea SAB de CV (A)(C)	28,875	29,941
America Movil SAB de CV, Series L (C)	900,844	547,538
Arca Continental SAB de CV (C)	9,545	43,389
Axtel SAB de CV (A)	145,616	46,449
Banco del Bajio SA (A)(B)(C)	31,497	25,190
Becle SAB de CV (C)	12,935	24,792
Bolsa Mexicana de Valores SAB de CV (C)	33,174	70,178
Cemex SAB de CV (C)	366,838	117,686
Coca-Cola Femsa SAB de CV (C)	5,951	24,762
Coca-Cola Femsa SAB de CV, ADR	600	25,074
Controladora Vuela Cia de Aviacion SAB de CV, Class A (A)	41,201	33,139
Corp. Inmobiliaria Vesta SAB de CV	22,784	33,840
Dine SAB de CV (C)	103,700	41,704
El Puerto de Liverpool SAB de CV, Series C1 (C)	5,226	13,766
Elementia SAB de CV (A)(B)	22,179	8,879
Fomento Economico Mexicano SAB de CV	21,157	123,044
Genomma Lab Internacional SAB de CV, Class B (A)(C)	55,254	58,203
Gentera SAB de CV (A)	80,333	26,322
Gruma SAB de CV, Class B	11,725	138,512
Grupo Aeroportuario del Centro Norte SAB de CV (A)	21,262	97,371
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,455	112,733
Grupo Aeroportuario del Sureste SAB de CV, ADR (A)	882	100,072
Grupo Bimbo SAB de CV, Series A	61,348	113,741
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	33

	Shares	Value
Mexico (continued)
Grupo Carso SAB de CV, Series A1	10,209	$20,341
Grupo Cementos de Chihuahua SAB de CV	8,843	39,859
Grupo Comercial Chedraui SA de CV	18,846	21,652
Grupo Elektra SAB de CV	2,717	149,613
Grupo Financiero Banorte SAB de CV, Series O (A)	88,525	304,226
Grupo Financiero Inbursa SAB de CV, Series O (A)	41,050	30,016
Grupo Gigante SAB de CV (A)	166,920	168,583
Grupo Herdez SAB de CV (C)	9,671	16,658
Grupo Hotelero Santa Fe SAB de CV (A)	83,186	15,244
Grupo Industrial Saltillo SAB de CV (A)	50,407	35,752
Grupo KUO SAB de CV, Series B	136,788	283,803
Grupo Lala SAB de CV	23,373	14,762
Grupo Mexico SAB de CV, Series B	96,346	257,134
Grupo Pochteca SAB de CV (A)	20,836	5,523
Grupo Sanborns SAB de CV	187,200	154,845
Grupo Simec SAB de CV, Series B (C)	12,062	25,533
Grupo Sports World SAB de CV (A)	27,369	13,758
Grupo Televisa SAB (A)	165,953	202,493
Hoteles City Express SAB de CV (A)	17,674	4,442
Industrias Bachoco SAB de CV, Series B	7,795	24,655
Industrias CH SAB de CV, Series B	14,379	53,883
Industrias Penoles SAB de CV (C)	7,848	129,835
Infraestructura Energetica Nova SAB de CV (C)	15,405	44,782
Kimberly-Clark de Mexico SAB de CV, Class A	60,922	97,193
La Comer SAB de CV (C)	12,689	19,484
Megacable Holdings SAB de CV	37,270	107,644
Minera Frisco SAB de CV, Series A1 (A)(C)	210,063	35,519
Minera Frisco SAB de CV, Series A2 (A)(C)	344,499	56,991
Nemak SAB de CV (B)	27,159	7,844
Orbia Advance Corp. SAB de CV	93,045	149,505
Organizacion Cultiba SAB de CV (A)	45,332	21,027
Organizacion Soriana SAB de CV, Series B (A)(C)	964,205	677,261
Promotora y Operadora de Infraestructura SAB de CV (A)	5,862	43,404
Promotora y Operadora de Infraestructura SAB de CV, L Shares (A)	4,040	21,417
Qualitas Controladora SAB de CV	12,704	50,045
Regional SAB de CV (A)(C)	17,949	44,868
Telesites SAB de CV (A)	99,552	74,612
TV Azteca SAB de CV	389,865	6,004
Unifin Financiera SAB de CV (A)	10,229	8,592
Vitro SAB de CV, Series A (A)	21,684	23,040
Wal-Mart de Mexico SAB de CV	110,651	264,972
Netherlands 0.0%		34,922
VEON, Ltd., ADR	24,593	34,922
34	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Peru 0.1%		$275,546
Cementos Pacasmayo SAA, ADR	4,994	38,504
Cia de Minas Buenaventura SAA, ADR	2,497	35,158
Credicorp, Ltd.	1,546	201,722
Fossal SAA, ADR (A)	633	162
Philippines 1.1%		2,518,271
8990 Holdings, Inc. (A)	111,700	17,965
Aboitiz Equity Ventures, Inc.	50,150	49,673
Aboitiz Power Corp.	37,100	20,404
ACR Mining Corp. (A)(D)	3,145	1,161
Alliance Global Group, Inc. (A)	165,600	21,093
Alsons Consolidated Resources, Inc.	629,000	16,485
Altus Property Ventures, Inc. (A)	1,983	511
Apex Mining Company, Inc. (A)	251,000	8,208
Atlas Consolidated Mining & Development Corp. (A)	78,800	5,119
Ayala Corp.	3,410	51,569
Ayala Land, Inc.	208,000	123,334
Bank of the Philippine Islands	14,300	19,788
BDO Unibank, Inc.	55,472	98,381
Belle Corp.	887,000	24,317
Bloomberry Resorts Corp.	237,900	30,023
Cebu Air, Inc. (A)	20,490	15,066
Century Pacific Food, Inc.	130,950	43,783
China Banking Corp.	182,335	77,466
COL Financial Group, Inc.	10,000	4,581
Cosco Capital, Inc.	248,400	24,617
D&L Industries, Inc. (A)	183,300	17,381
DMCI Holdings, Inc.	313,100	25,833
DoubleDragon Properties Corp. (A)	86,110	26,632
Eagle Cement Corp. (A)	35,100	8,912
Emperador, Inc.	193,500	39,933
Empire East Land Holdings, Inc. (A)	2,941,000	15,769
Filinvest Land, Inc.	909,750	17,632
First Philippine Holdings Corp.	30,300	37,023
Global Ferronickel Holdings, Inc. (A)	297,000	7,889
Globe Telecom, Inc.	895	38,508
GT Capital Holdings, Inc.	2,746	22,640
Integrated Micro-Electronics, Inc. (A)	67,155	6,470
International Container Terminal Services, Inc.	34,560	74,715
JG Summit Holdings, Inc.	52,350	69,113
Jollibee Foods Corp.	15,620	43,463
LT Group, Inc.	136,600	23,755
Manila Electric Company	5,260	29,171
Max's Group, Inc.	52,200	5,190
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	35

	Shares	Value
Philippines (continued)
Megawide Construction Corp.	57,870	$7,573
Megaworld Corp. (A)	515,500	30,911
Metro Pacific Investments Corp.	465,300	32,244
Metropolitan Bank & Trust Company	28,144	19,439
Nickel Asia Corp.	347,160	23,350
Petron Corp.	316,900	19,855
Philex Mining Corp.	67,800	5,144
Philippine National Bank (A)	40,319	16,350
Phoenix Petroleum Philippines, Inc.	100,600	23,445
Pilipinas Shell Petroleum Corp. (A)	33,380	12,197
PLDT, Inc.	4,025	121,703
Puregold Price Club, Inc.	40,400	44,957
RFM Corp.	101,000	9,366
Rizal Commercial Banking Corp.	184,093	61,229
Robinsons Land Corp.	147,196	44,368
Robinsons Retail Holdings, Inc.	27,050	39,075
San Miguel Corp.	28,434	59,469
San Miguel Food and Beverage, Inc.	21,830	30,935
Security Bank Corp.	10,247	20,539
Semirara Mining & Power Corp.	82,220	15,965
SM Investments Corp.	1,650	28,935
SM Prime Holdings, Inc.	191,904	115,554
The Philippine Stock Exchange, Inc. (A)	12,074	38,846
Top Frontier Investment Holdings, Inc. (A)	24,482	65,099
Union Bank of the Philippines	300,071	334,605
Universal Robina Corp.	26,980	76,514
Vista Land & Lifescapes, Inc.	295,200	18,370
Vistamalls, Inc.	172,400	13,134
Wilcon Depot, Inc.	76,500	25,527
Poland 1.0%		2,255,506
Agora SA (A)	4,481	8,333
Alior Bank SA (A)	6,720	25,029
Amica SA (A)	740	31,584
Apator SA	4,522	27,029
Asseco Poland SA	858	16,542
Bank Handlowy w Warszawie SA (A)	1,958	19,760
Bank Millennium SA (A)	25,326	20,838
Bank Polska Kasa Opieki SA (A)	1,680	23,816
Budimex SA	902	57,361
CCC SA	1,846	28,908
CD Projekt SA (A)	767	91,202
Ciech SA (A)	2,152	18,407
Cyfrowy Polsat SA (A)	9,812	76,595
36	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Poland (continued)
Dino Polska SA (A)(B)	1,595	$96,721
Dom Development SA	481	15,367
Enea SA (A)	18,050	32,497
Eurocash SA (A)	6,185	26,170
Famur SA (A)	18,129	9,515
Firma Oponiarska Debica SA	1,550	34,947
Getin Noble Bank SA (A)	162,956	10,026
Globe Trade Centre SA (A)	18,851	33,764
Grupa Azoty SA (A)	2,417	17,626
Grupa Kety SA	883	114,466
Grupa Lotos SA	5,837	63,976
ING Bank Slaski SA (A)	812	29,757
Inter Cars SA (A)	1,150	71,792
Jastrzebska Spolka Weglowa SA (A)	2,183	9,318
KGHM Polska Miedz SA (A)	6,277	232,822
KRUK SA (A)	627	25,191
LPP SA (A)	54	105,256
Lubelski Wegiel Bogdanka SA (A)	888	4,591
mBank SA (A)	266	13,537
Netia SA (A)	53,777	65,299
Neuca SA	295	40,559
Orange Polska SA (A)	32,489	63,624
PGE Polska Grupa Energetyczna SA (A)	22,745	37,173
PKP Cargo SA (A)	4,841	16,972
Polski Koncern Naftowy ORLEN SA	19,195	264,032
Polskie Gornictwo Naftowe i Gazownictwo SA	37,755	52,494
Powszechna Kasa Oszczednosci Bank Polski SA (A)	19,550	114,230
Powszechny Zaklad Ubezpieczen SA (A)	14,477	106,743
Santander Bank Polska SA (A)	752	30,889
Tauron Polska Energia SA (A)	63,876	43,756
Warsaw Stock Exchange	2,268	26,992
Romania 0.0%		87,448
NEPI Rockcastle PLC	18,720	87,448
Russia 1.0%		2,383,948
Etalon Group PLC, GDR	2,625	4,174
Gazprom PJSC, ADR	56,275	273,834
Globaltrans Investment PLC, GDR	4,853	30,234
LUKOIL PJSC, ADR	6,209	424,696
Magnitogorsk Iron & Steel Works PJSC, GDR	5,310	36,108
Mail.Ru Group, Ltd., GDR (A)	1,119	34,521
MMC Norilsk Nickel PJSC, ADR	9,842	256,384
Mobile TeleSystems PJSC, ADR	11,577	107,898
Novatek PJSC, GDR	244	36,136
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	37

	Shares	Value
Russia (continued)
Novolipetsk Steel PJSC, GDR	1,943	$40,725
PhosAgro PJSC, GDR	4,506	53,712
Polyus PJSC, GDR	827	101,804
Ros Agro PLC, GDR	1,484	14,914
Rosneft Oil Company PJSC, GDR	31,833	161,712
Rostelecom PJSC, ADR	3,714	29,378
RusHydro PJSC, ADR (A)	28,619	27,446
Sberbank of Russia PJSC, ADR (A)	30,379	370,624
Severstal PJSC, GDR	3,573	45,163
Tatneft PJSC, ADR	4,360	193,135
VTB Bank PJSC, GDR (A)	56,984	52,083
X5 Retail Group NV, GDR	2,439	89,267
South Africa 4.2%		9,678,223
Absa Group, Ltd.	31,862	144,315
Adcorp Holdings, Ltd. (A)	25,714	4,076
Advtech, Ltd.	63,637	30,638
AECI, Ltd.	12,242	60,607
African Rainbow Minerals, Ltd.	10,363	129,965
Afrimat, Ltd.	16,248	35,675
Alexander Forbes Group Holdings, Ltd.	77,526	15,011
Allied Electronics Corp., Ltd., A Shares	23,300	33,197
Anglo American Platinum, Ltd.	1,878	139,879
AngloGold Ashanti, Ltd.	7,245	214,810
AngloGold Ashanti, Ltd., ADR	4,794	141,471
Aspen Pharmacare Holdings, Ltd. (A)	19,369	154,679
Astral Foods, Ltd.	3,430	26,918
AVI, Ltd.	19,562	79,486
Barloworld, Ltd.	19,494	68,377
Bid Corp., Ltd.	10,651	175,337
Blue Label Telecoms, Ltd. (A)	73,110	13,756
Capitec Bank Holdings, Ltd.	2,488	122,121
Cashbuild, Ltd.	1,875	19,752
Caxton & CTP Publishers & Printers, Ltd.	83,154	20,047
City Lodge Hotels, Ltd.	56,378	9,496
Clicks Group, Ltd.	12,867	174,145
Coronation Fund Managers, Ltd.	17,193	43,276
DataTec, Ltd. (A)	15,352	19,630
Dis-Chem Pharmacies, Ltd. (B)	12,218	13,147
Discovery, Ltd.	21,150	150,522
Distell Group Holdings, Ltd.	2,740	11,663
Exxaro Resources, Ltd.	18,381	148,218
Famous Brands, Ltd.	5,195	14,068
FirstRand, Ltd.	166,772	371,071
38	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Africa (continued)
Gold Fields, Ltd., ADR	78,012	$1,016,496
Grindrod, Ltd.	70,015	14,845
Harmony Gold Mining Company, Ltd., ADR (A)	34,532	223,767
Impala Platinum Holdings, Ltd.	32,983	304,014
Imperial Logistics, Ltd.	16,702	34,003
Investec, Ltd.	14,490	26,859
Italtile, Ltd.	38,046	29,620
JSE, Ltd.	3,574	25,033
KAP Industrial Holdings, Ltd.	207,408	33,354
Kumba Iron Ore, Ltd.	3,105	97,303
Liberty Holdings, Ltd.	13,913	49,659
Life Healthcare Group Holdings, Ltd.	132,612	129,094
Long4Life, Ltd. (A)	66,103	10,830
Massmart Holdings, Ltd. (A)	16,996	27,314
Metair Investments, Ltd.	21,395	23,100
MiX Telematics, Ltd., ADR	2,273	22,662
Momentum Metropolitan Holdings	83,965	74,797
Motus Holdings, Ltd.	12,498	20,251
Mpact, Ltd.	30,462	17,888
Mr. Price Group, Ltd.	12,178	82,990
MTN Group, Ltd.	125,587	453,088
MultiChoice Group (A)	21,699	123,448
Murray & Roberts Holdings, Ltd.	132,715	43,055
Nampak, Ltd. (A)	75,737	4,707
Naspers, Ltd., N Shares	4,877	889,247
Nedbank Group, Ltd.	24,080	135,815
Netcare, Ltd.	97,823	72,333
Ninety One, Ltd. (A)	7,245	19,923
Northam Platinum, Ltd. (A)	21,500	202,982
Oceana Group, Ltd.	6,345	23,494
Old Mutual, Ltd.	159,091	104,760
Omnia Holdings, Ltd. (A)	25,387	37,108
Pepkor Holdings, Ltd. (B)	13,093	7,436
Peregrine Holdings, Ltd.	28,331	34,271
Pick n Pay Stores, Ltd.	26,448	65,024
PPC, Ltd. (A)	133,079	6,219
PSG Group, Ltd.	7,268	19,118
Raubex Group, Ltd.	23,582	33,849
RCL Foods, Ltd.	10,269	5,116
Reunert, Ltd.	18,429	33,368
Royal Bafokeng Platinum, Ltd. (A)	18,821	71,837
Sanlam, Ltd.	52,020	167,650
Santam, Ltd.	2,914	41,999
Sappi, Ltd. (A)	59,840	78,614
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	39

	Shares	Value
South Africa (continued)
Sasol, Ltd. (A)	20,349	$165,923
Shoprite Holdings, Ltd.	24,189	157,792
Sibanye Stillwater, Ltd., ADR (A)	22,108	272,149
Spur Corp., Ltd.	13,098	11,650
Standard Bank Group, Ltd.	74,488	462,544
Sun International, Ltd. (A)	35,294	26,116
Super Group, Ltd. (A)	32,550	34,436
Telkom SA SOC, Ltd.	31,617	42,320
The Bidvest Group, Ltd.	21,820	174,387
The Foschini Group, Ltd.	23,652	106,461
The SPAR Group, Ltd.	10,952	104,313
Tiger Brands, Ltd.	11,117	112,816
Tongaat Hulett, Ltd. (A)	16,506	4,869
Transaction Capital, Ltd.	37,010	39,018
Trencor, Ltd.	22,683	7,040
Truworths International, Ltd.	25,703	46,031
Tsogo Sun Gaming, Ltd.	46,649	10,012
Vodacom Group, Ltd.	31,614	237,966
Wilson Bayly Holmes-Ovcon, Ltd.	5,300	34,644
Woolworths Holdings, Ltd.	55,674	104,043
South Korea 14.0%		32,005,842
Able C&C Company, Ltd. (A)	359	2,291
Advanced Cosmeceutical Technology Company, Ltd. (A)(D)	724	2,730
Advanced Process Systems Corp.	1,012	19,059
Aekyung Petrochemical Company, Ltd.	1,138	6,498
AfreecaTV Company, Ltd.	660	32,152
Ahnlab, Inc.	288	15,539
Ajin Industrial Company, Ltd. (A)	2,965	5,887
AK Holdings, Inc.	593	8,214
ALUKO Company, Ltd. (A)	3,314	10,734
Amorepacific Corp.	521	73,536
AMOREPACIFIC Group	901	38,608
Aprogen KIC, Inc. (A)	1,612	4,148
Asia Cement Company, Ltd.	198	9,107
Asia Paper Manufacturing Company, Ltd.	752	16,586
Aurora World Corp.	555	4,319
Austem Company, Ltd.	1,208	2,351
Baiksan Company, Ltd.	1,511	5,415
Bcworld Pharm Company, Ltd.	17	305
BGF Company, Ltd.	2,408	8,304
BGF retail Company, Ltd.	358	38,391
BH Company, Ltd. (A)	1,811	30,839
Binex Company, Ltd. (A)	1,385	41,969
40	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Binggrae Company, Ltd.	278	$13,608
BioSmart Company, Ltd.	1,334	14,521
BIT Computer Company, Ltd.	489	5,157
BNK Financial Group, Inc.	10,877	46,425
Boditech Med, Inc.	681	15,629
Bookook Securities Company, Ltd.	368	6,172
Boryung Pharmaceutical Company, Ltd.	635	8,636
Bosung Power Technology Company, Ltd. (A)	1,899	2,784
Busan City Gas Company, Ltd.	186	7,966
Byucksan Corp. (A)	3,406	7,110
Capro Corp. (A)	3,485	7,148
Caregen Company, Ltd.	219	11,793
Cell Biotech Company, Ltd.	375	5,041
Celltrion Pharm, Inc. (A)	244	22,742
Celltrion, Inc. (A)(C)	2,449	611,272
Cheil Worldwide, Inc.	2,237	34,302
Chemtronics Company, Ltd.	1,041	13,012
Cheryong Electric Company, Ltd.	496	2,048
ChinHung International, Inc. (A)	1,998	3,458
Choa Pharmaceutical Company (A)	887	4,172
Chong Kun Dang Pharmaceutical Corp.	378	61,562
Chongkundang Holdings Corp.	208	21,147
Chosun Refractories Company, Ltd.	99	6,005
Chungdahm Learning, Inc.	580	12,586
CJ CGV Company, Ltd. (A)	1,078	19,922
CJ CheilJedang Corp.	394	134,772
CJ Corp.	1,166	79,394
CJ ENM Company, Ltd.	738	73,527
CJ Freshway Corp.	785	10,255
CJ Logistics Corp. (A)	437	55,655
Clean & Science Company, Ltd.	436	11,653
CMG Pharmaceutical Company, Ltd. (A)	4,018	15,152
Com2uS Corp.	423	39,517
Coreana Cosmetics Company, Ltd. (A)	428	1,788
Cosmax, Inc.	417	35,738
Cosmochemical Company, Ltd. (A)	950	9,083
COSON Company, Ltd. (A)	581	1,619
Coway Company, Ltd.	1,927	129,317
COWELL FASHION Company, Ltd.	3,245	16,451
CS Wind Corp.	207	17,831
CTC BIO, Inc. (A)	644	4,857
Cuckoo Holdings Company, Ltd.	129	9,908
Cuckoo Homesys Company, Ltd.	761	27,377
D.I. Corp.	851	2,889
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	41

	Shares	Value
South Korea (continued)
Dae Dong Industrial Company, Ltd.	657	$3,599
Dae Han Flour Mills Company, Ltd.	120	17,300
Dae Won Kang Up Company, Ltd.	3,502	9,173
Dae Young Packaging Company, Ltd. (A)	4,196	3,807
Daea TI Company, Ltd.	1,930	9,852
Daehan New Pharm Company, Ltd. (A)	1,118	11,728
Daehan Steel Company, Ltd.	1,190	6,307
Daejoo Electronic Materials Company, Ltd. (A)	405	17,042
Daekyo Company, Ltd.	3,192	10,650
Daelim Construction Company, Ltd.	32	705
Daelim Industrial Company, Ltd.	1,867	136,313
Daesang Corp.	1,153	28,008
Daesang Holdings Company, Ltd.	1,433	13,900
Daewon Cable Company, Ltd. (A)	2,197	1,773
Daewon Pharmaceutical Company, Ltd.	679	12,206
Daewon San Up Company, Ltd.	1,661	7,254
Daewoo Engineering & Construction Company, Ltd. (A)	10,866	26,885
Daewoong Company, Ltd.	1,309	39,294
Daewoong Pharmaceutical Company, Ltd.	135	13,161
Daihan Pharmaceutical Company, Ltd.	428	10,541
Daishin Securities Company, Ltd.	1,799	15,489
Daou Data Corp.	1,820	20,710
Daou Technology, Inc.	1,699	27,756
Dasan Networks, Inc. (A)	946	10,507
Dawonsys Company, Ltd.	926	18,502
DB Financial Investment Company, Ltd.	3,443	10,558
DB HiTek Company, Ltd.	2,268	67,853
DB Insurance Company, Ltd.	4,749	174,289
DB, Inc. (A)	6,345	3,775
Deutsch Motors, Inc. (A)	2,601	14,243
DGB Financial Group, Inc.	6,891	30,608
DHP Korea Company, Ltd.	549	3,571
DI Dong Il Corp.	112	8,257
DIO Corp. (A)	618	13,332
DMS Company, Ltd.	2,801	19,517
Dong A Eltek Company, Ltd.	876	6,191
Dong-A ST Company, Ltd.	230	18,299
Dong-Ah Geological Engineering Company, Ltd.	855	10,269
Dongjin Semichem Company, Ltd.	1,855	51,733
DongKook Pharmaceutical Company, Ltd. (D)	356	45,822
Dongkuk Steel Mill Company, Ltd. (A)	7,284	37,774
Dongsuh Companies, Inc.	1,160	24,936
DONGSUNG Corp.	982	3,255
Dongsung Finetec Company, Ltd.	639	4,939
42	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Dongwon Development Company, Ltd.	8,327	$26,864
Dongwon F&B Company, Ltd.	69	10,272
Dongwon Industries Company, Ltd.	102	19,080
Dongwon Systems Corp.	324	5,992
Doosan Bobcat, Inc.	2,428	53,616
Doosan Company, Ltd.	217	8,470
Doosan Fuel Cell Company, Ltd. (A)	727	25,382
Doosan Heavy Industries & Construction Company, Ltd. (A)	10,131	136,892
Doosan Infracore Company, Ltd. (A)	12,806	86,431
Doosan Solus Company, Ltd. (A)	400	13,421
DoubleUGames Company, Ltd.	350	21,500
Douzone Bizon Company, Ltd.	941	79,815
Duk San Neolux Company, Ltd. (A)	786	22,037
DY Corp.	2,484	8,466
DY POWER Corp.	1,051	8,771
e Tec E&C, Ltd.	168	13,432
Easy Bio, Inc. (A)	190	8,093
Easy Holdings Company, Ltd.	4,626	16,926
Ecopro Company, Ltd.	781	30,902
Ehwa Technologies Information Company, Ltd. (A)	41,722	4,629
E-MART, Inc.	688	69,424
EM-Tech Company, Ltd. (A)	1,048	11,925
EMW Company, Ltd. (A)(D)	8,120	14,252
Eo Technics Company, Ltd.	333	31,423
Estechpharma Company, Ltd.	422	5,105
Eugene Corp.	3,338	11,197
Eugene Investment & Securities Company, Ltd.	7,899	23,585
F&F Company, Ltd.	346	28,045
Feelux Company, Ltd. (A)	1,369	4,106
Fila Holdings Corp.	2,543	74,025
Fine Semitech Corp.	1,833	35,733
Foosung Company, Ltd.	2,863	19,838
Fursys, Inc.	336	8,044
Gabia, Inc.	1,060	14,414
Gamevil, Inc. (A)	325	9,201
Geumhwa PSC Company, Ltd.	327	7,314
GNCO Company, Ltd. (A)	3,240	3,294
GOLFZON Company, Ltd.	304	16,576
Grand Korea Leisure Company, Ltd.	2,113	21,034
Green Cross Cell Corp.	117	4,451
Green Cross Corp.	186	41,490
Green Cross Holdings Corp.	976	22,555
GS Engineering & Construction Corp.	4,553	94,473
GS Global Corp. (A)	4,428	6,043
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	43

	Shares	Value
South Korea (continued)
GS Holdings Corp.	4,858	$132,655
GS Home Shopping, Inc.	189	18,587
GS Retail Company, Ltd.	1,539	42,625
Halla Holdings Corp.	659	15,015
Hana Financial Group, Inc.	7,654	181,149
Hana Tour Service, Inc.	594	19,150
Hanall Biopharma Company, Ltd. (A)	1,203	34,853
Hancom, Inc. (A)	1,410	23,325
Handok, Inc.	440	14,331
Handsome Company, Ltd.	592	15,647
Hanil Cement Company, Ltd.	130	8,638
Hanil Holdings Company, Ltd.	261	10,207
Hanil Hyundai Cement Company, Ltd.	101	2,263
Hanjin Heavy Industries & Construction Company, Ltd. (A)	3,306	17,514
Hanjin Transportation Company, Ltd.	479	17,655
Hankook Shell Oil Company, Ltd.	74	14,654
Hankook Tire & Technology Company, Ltd.	5,223	129,403
Hanmi Pharm Company, Ltd.	190	48,933
Hanmi Science Company, Ltd.	363	17,865
HanmiGlobal Company, Ltd.	473	3,106
Hanon Systems	7,452	80,473
Hans Biomed Corp.	412	7,039
Hansae Company, Ltd.	698	10,207
Hansae Yes24 Holdings Company, Ltd.	769	3,175
Hanshin Construction Company, Ltd.	985	11,926
Hansol Chemical Company, Ltd.	596	80,829
Hansol Holdings Company, Ltd. (A)	3,396	9,928
Hansol Paper Company, Ltd.	1,635	18,407
Hanssem Company, Ltd.	268	21,922
Hanwha Aerospace Company, Ltd. (A)	1,538	33,326
Hanwha Corp.	1,297	29,944
Hanwha General Insurance Company, Ltd. (A)	6,667	15,121
Hanwha Investment & Securities Company, Ltd. (A)	11,414	17,244
Hanwha Life Insurance Company, Ltd.	25,921	33,300
Hanwha Solutions Corp.	4,198	140,772
Hanyang Eng Company, Ltd.	1,161	9,811
Hanyang Securities Company, Ltd.	2	15
Harim Holdings Company, Ltd.	2,199	12,034
HB Technology Company, Ltd.	4,557	7,671
HDC Holdings Company, Ltd.	2,820	26,658
HDC I-Controls Company, Ltd.	262	1,807
Heungkuk Fire & Marine Insurance Company, Ltd. (A)	8,032	15,167
Hite Jinro Company, Ltd.	899	27,873
Hitejinro Holdings Company, Ltd.	5	75
44	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
HJ Magnolia Yongpyong Hotel & Resort Corp. (A)	1,056	$3,477
HLB, Inc. (A)	519	37,847
HMM Company, Ltd. (A)	10,849	52,462
Homecast Company, Ltd. (A)	1,134	3,530
Hotel Shilla Company, Ltd.	1,652	97,540
HS Industries Company, Ltd.	3,265	18,885
HS R&A Company, Ltd.	5,930	8,434
HSD Engine Company, Ltd. (A)	1,919	7,918
Huchems Fine Chemical Corp.	1,256	19,059
Hugel, Inc. (A)	171	23,552
Humax Company, Ltd. (A)	1,565	5,888
Humedix Company, Ltd.	475	11,112
Huons Company, Ltd.	638	38,886
Huons Global Company, Ltd.	600	17,202
Huvis Corp.	1,370	10,829
Huvitz Company, Ltd.	672	3,620
Hwa Shin Company, Ltd.	1,306	2,755
HwaSung Industrial Company, Ltd.	1,690	16,969
Hy-Lok Corp.	1,026	10,135
Hyosung Advanced Materials Corp. (A)	243	27,635
Hyosung Chemical Corp.	174	14,546
Hyosung Corp.	456	25,666
Hyosung Heavy Industries Corp. (A)	591	21,873
Hyosung TNC Company, Ltd.	189	15,576
Hyundai Bioscience Company, Ltd. (A)	1,208	11,503
Hyundai BNG Steel Company, Ltd.	218	1,325
Hyundai Construction Equipment Company, Ltd. (A)	1,282	23,496
Hyundai Corp.	702	7,959
Hyundai Corp. Holdings, Inc.	587	4,931
Hyundai Department Store Company, Ltd.	380	17,143
Hyundai Electric & Energy System Company, Ltd. (A)	1,095	10,804
Hyundai Elevator Company, Ltd.	946	32,631
Hyundai Engineering & Construction Company, Ltd.	2,493	67,543
Hyundai Glovis Company, Ltd.	1,062	129,840
Hyundai Greenfood Company, Ltd.	3,412	20,775
Hyundai Heavy Industries Holdings Company, Ltd.	230	43,673
Hyundai Home Shopping Network Corp.	441	24,224
Hyundai Livart Furniture Company, Ltd.	1,313	18,153
Hyundai Marine & Fire Insurance Company, Ltd.	5,989	111,248
Hyundai Mipo Dockyard Company, Ltd.	934	24,114
Hyundai Mobis Company, Ltd.	1,415	264,810
Hyundai Motor Company	2,899	426,952
Hyundai Pharmaceutical Company, Ltd.	1,136	6,209
Hyundai Steel Company	2,774	58,450
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	45

	Shares	Value
South Korea (continued)
Hyundai Telecommunication Company, Ltd.	353	$2,002
Hyundai Wia Corp.	1,183	41,218
IHQ, Inc. (A)	4,680	5,620
Il Dong Pharmaceutical Company, Ltd. (A)	2,377	36,846
Iljin Diamond Company, Ltd.	359	17,565
Iljin Materials Company, Ltd.	546	22,842
Ilshin Spinning Company, Ltd.	170	10,364
Ilyang Pharmaceutical Company, Ltd.	639	43,660
iMarketKorea, Inc.	1,567	10,161
Industrial Bank of Korea	10,089	68,541
Innocean Worldwide, Inc.	383	17,717
Innox Advanced Materials Company, Ltd. (A)	756	32,189
Inscobee, Inc. (A)	4,497	8,313
Insun ENT Company, Ltd. (A)	1,874	16,372
Interojo Company, Ltd.	1,072	18,350
Interpark Holdings Corp.	2,562	4,398
INTOPS Company, Ltd.	1,885	24,232
IS Dongseo Company, Ltd.	1,458	54,585
i-SENS, Inc.	526	12,289
ISU Chemical Company, Ltd.	1,487	10,958
IsuPetasys Company, Ltd.	1,131	5,100
It's Hanbul Company, Ltd.	350	8,322
Jahwa Electronics Company, Ltd. (A)	827	8,331
Jayjun Cosmetic Company, Ltd. (A)	1,190	2,793
JB Financial Group Company, Ltd.	11,063	39,902
Jcontentree Corp. (A)	206	4,695
Jeil Savings Bank (A)(D)	1,850	0
Jusung Engineering Company, Ltd.	2,598	14,285
JVM Company, Ltd.	109	2,907
JW Life Science Corp.	981	15,487
JW Pharmaceutical Corp.	597	19,128
JYP Entertainment Corp.	1,091	31,918
Kakao Corp.	431	147,265
Kanglim Company, Ltd. (A)	1,810	2,449
Kangwon Land, Inc.	2,324	40,316
KAON Media Company, Ltd.	349	1,703
KB Financial Group, Inc.	14,219	441,153
KC Company, Ltd.	858	14,436
KC Tech Company, Ltd.	460	7,742
KCC Corp.	194	22,741
KCC Engineering & Construction Company, Ltd.	812	5,147
KCC Glass Corp. (A)	183	4,378
KEPCO Engineering & Construction Company, Inc.	427	5,844
KEPCO Plant Service & Engineering Company, Ltd.	1,384	32,354
46	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
KEYEAST Company, Ltd. (A)	1,106	$13,665
Kginicis Company, Ltd.	1,735	34,163
KGMobilians Company, Ltd.	1,431	13,932
KH Vatec Company, Ltd. (A)	1,223	22,935
Kia Motors Corp.	9,604	341,579
KISCO Holdings Company, Ltd.	939	9,085
KIWOOM Securities Company, Ltd.	814	74,475
KMH Company, Ltd.	601	4,740
KMW Company, Ltd. (A)	436	27,989
Koentec Company, Ltd.	2,009	16,471
Koh Young Technology, Inc.	486	36,909
Kolmar BNH Company, Ltd.	589	32,929
Kolmar Korea Holdings Company, Ltd.	571	13,302
Kolon Industries, Inc.	1,191	32,039
Korea Aerospace Industries, Ltd.	1,205	22,714
Korea Asset In Trust Company, Ltd.	9,150	27,460
Korea Autoglass Corp.	1,054	12,732
Korea Circuit Company, Ltd. (A)	1,133	11,933
Korea Electric Power Corp. (A)	7,825	134,807
Korea Electric Terminal Company, Ltd.	438	16,493
Korea Gas Corp.	1,625	32,218
Korea Investment Holdings Company, Ltd.	2,507	128,171
Korea Line Corp. (A)	1,420	19,185
Korea Materials & Analysis Corp. (A)	1,090	1,273
Korea Petrochemical Industrial Company, Ltd.	246	24,379
Korea Real Estate Investment & Trust Company, Ltd.	13,600	19,382
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	826	59,742
Korea United Pharm, Inc.	596	25,024
Korea Zinc Company, Ltd.	267	89,439
Korean Air Lines Company, Ltd. (A)	4,932	73,017
Korean Reinsurance Company	5,180	31,971
Kortek Corp.	1,000	7,036
KPM Tech Company, Ltd. (A)	4,649	5,601
KPX Chemical Company, Ltd.	134	5,274
KSS LINE, Ltd.	3,146	21,611
KT Corp.	1,250	25,073
KT Skylife Company, Ltd.	2,656	19,021
KT&G Corp.	2,995	209,416
Kukdo Chemical Company, Ltd.	223	7,362
Kumho Industrial Company, Ltd.	1,164	6,999
Kumho Petrochemical Company, Ltd.	1,219	102,880
Kumho Tire Company, Inc. (A)	6,125	18,772
Kwang Dong Pharmaceutical Company, Ltd.	1,959	15,906
Kyeryong Construction Industrial Company, Ltd.	847	17,664
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	47

	Shares	Value
South Korea (continued)
Kyongbo Pharmaceutical Company, Ltd.	455	$4,492
Kyung Dong Navien Company, Ltd.	334	14,535
Kyungbang Company, Ltd.	1,157	10,270
Kyung-In Synthetic Corp.	2,070	13,547
L&F Company, Ltd.	744	26,214
Leaders Cosmetics Company, Ltd. (A)	484	1,668
LEENO Industrial, Inc.	515	55,109
LF Corp.	1,828	19,668
LG Chem, Ltd.	819	509,412
LG Corp.	2,246	156,103
LG Display Company, Ltd., ADR (A)(C)	22,102	136,369
LG Electronics, Inc.	7,463	527,913
LG Hausys, Ltd.	473	23,070
LG HelloVision Company, Ltd.	2,843	9,346
LG Household & Health Care, Ltd.	315	390,073
LG Innotek Company, Ltd.	920	111,931
LG International Corp.	2,319	29,315
LG Uplus Corp.	10,357	104,038
LIG Nex1 Company, Ltd.	395	10,359
Lion Chemtech Company, Ltd.	824	4,814
Livefinancial Company, Ltd. (A)	1,085	1,091
Lock&Lock Company, Ltd. (A)	920	8,387
Lotte Chemical Corp.	446	71,021
Lotte Chilsung Beverage Company, Ltd.	242	19,144
Lotte Confectionery Company, Ltd.	114	9,579
Lotte Corp.	1,028	25,907
LOTTE Fine Chemical Company, Ltd.	1,260	47,330
Lotte Food Company, Ltd.	33	8,441
LOTTE Himart Company, Ltd.	604	15,246
Lotte Non-Life Insurance Company, Ltd. (A)	7,292	9,746
Lotte Shopping Company, Ltd.	386	24,631
LS Corp.	896	34,074
LS Industrial Systems Company, Ltd.	999	45,411
Maeil Dairies Company, Ltd.	256	14,641
Maeil Holdings Company, Ltd.	480	3,251
Mando Corp.	2,262	59,301
Mcnex Company, Ltd.	1,165	32,842
Medience Company, Ltd. (A)(D)	476	1,681
Medytox, Inc.	1,274	267,325
Meerecompany, Inc.	737	15,207
MegaStudyEdu Company, Ltd.	785	21,643
Meritz Financial Group, Inc.	3,755	29,151
Meritz Fire & Marine Insurance Company, Ltd.	4,421	47,377
Meritz Securities Company, Ltd.	19,208	51,714
48	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Mirae Asset Daewoo Company, Ltd.	10,763	$84,050
Mirae Asset Life Insurance Company, Ltd.	6,888	21,716
MK Electron Company, Ltd.	1,581	13,590
Modetour Network, Inc.	724	6,801
Moorim P&P Company, Ltd.	2,438	6,395
Multicampus Company, Ltd.	178	4,375
MyungMoon Pharm Company, Ltd. (A)	1,061	5,663
Namhae Chemical Corp.	1,084	7,498
NAVER Corp.	1,670	452,201
NCSoft Corp.	251	174,136
NeoPharm Company, Ltd.	409	9,758
NEPES Corp.	1,076	26,515
Netmarble Corp. (A)(B)	311	43,536
New Power Plasma Company, Ltd. (A)	1,100	5,218
Nexen Corp.	3,411	10,703
Nexen Tire Corp.	4,056	17,187
NextEye Company, Ltd. (A)	397	480
NH Investment & Securities Company, Ltd.	3,814	28,704
NHN Corp. (A)	665	40,747
NHN KCP Corp.	1,022	61,712
NICE Holdings Company, Ltd.	1,125	17,777
Nice Information & Telecommunication, Inc.	598	13,419
NICE Information Service Company, Ltd.	1,825	27,606
NICE Total Cash Management Company, Ltd.	2,194	11,097
Nong Woo Bio Company, Ltd.	564	5,121
NongShim Company, Ltd.	117	35,375
NOROO Paint & Coatings Company, Ltd.	430	2,553
OCI Company, Ltd. (A)	554	30,120
Opto Device Technology Company, Ltd.	373	1,383
OPTRON-TEC, Inc.	2,457	13,263
Orion Holdings Corp.	1,265	13,934
Osstem Implant Company, Ltd. (A)	379	11,811
Ottogi Corp.	37	18,742
Paik Kwang Industrial Company, Ltd.	3,130	8,948
Pan Ocean Company, Ltd. (A)	9,495	27,077
Pan-Pacific Company, Ltd.	5,799	9,136
Paradise Company, Ltd.	1,307	14,591
Partron Company, Ltd.	4,282	36,651
Pearl Abyss Corp. (A)	209	31,984
PHARMA RESEARCH PRODUCTS Company, Ltd.	170	9,921
Pharmicell Company, Ltd. (A)	1,235	23,230
PNE Solution Company, Ltd. (A)	529	9,259
Poonglim Industrial Company, Ltd. (A)(D)	276	19
Poongsan Corp.	1,263	24,546
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	49

	Shares	Value
South Korea (continued)
Poongsan Holdings Corp.	406	$8,450
POSCO	2,984	461,912
POSCO Chemical Company, Ltd.	513	38,320
Posco ICT Company, Ltd.	4,009	14,639
Posco International Corp.	3,312	37,838
Power Logics Company, Ltd.	1,809	10,778
PSK, Inc.	1,236	27,331
Pulmuone Company, Ltd.	2,010	31,661
Pyeong Hwa Automotive Company, Ltd.	901	4,914
RFHIC Corp.	538	17,763
S&T Dynamics Company, Ltd.	3,603	15,827
S&T Holdings Company, Ltd.	302	3,839
S&T Motiv Company, Ltd.	643	29,687
S-1 Corp.	1,084	79,540
Sam Chun Dang Pharm Company, Ltd.	567	27,877
Sam Young Electronics Company, Ltd.	1,158	8,160
Sam Yung Trading Company, Ltd.	1,857	20,392
Sambon Electronics Company, Ltd. (A)	1,293	1,569
Samho Development Company, Ltd.	1,773	6,060
Samick THK Company, Ltd.	534	4,487
Samjin Pharmaceutical Company, Ltd.	502	12,304
Sammok S-Form Company, Ltd.	1,048	6,222
SAMPYO Cement Company, Ltd.	2,549	7,322
Samsung Biologics Company, Ltd. (A)(B)	97	63,373
Samsung C&T Corp.	1,210	109,817
Samsung Card Company, Ltd.	1,362	32,949
Samsung Electro-Mechanics Company, Ltd.	2,070	216,314
Samsung Electronics Company, Ltd.	225,185	10,224,784
Samsung Engineering Company, Ltd. (A)	7,831	74,255
Samsung Fire & Marine Insurance Company, Ltd.	1,597	251,209
Samsung Heavy Industries Company, Ltd. (A)	16,315	70,648
Samsung Life Insurance Company, Ltd.	1,740	89,471
Samsung Pharmaceutical Company, Ltd. (A)(C)	3,416	11,354
Samsung SDI Company, Ltd.	549	208,453
Samsung SDS Company, Ltd.	912	120,689
Samsung Securities Company, Ltd.	2,538	64,275
SAMT Company, Ltd.	5,773	10,051
Samwha Capacitor Company, Ltd.	526	23,880
Samyang Corp.	486	27,250
Samyang Foods Company, Ltd.	292	26,139
Samyang Holdings Corp.	435	23,553
Samyang Tongsang Company, Ltd.	232	12,056
Sang-A Frontec Company, Ltd.	430	17,599
Sangsangin Company, Ltd.	3,162	15,935
50	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Sangsin Energy Display Precision Company, Ltd.	990	$10,305
SaraminHR Company, Ltd.	326	6,126
SBS Media Holdings Company, Ltd. (A)	945	1,543
Seah Besteel Corp.	1,593	13,093
SeAH Holdings Corp.	94	5,714
Sebang Company, Ltd.	1,104	9,149
Sebang Global Battery Company, Ltd.	496	11,388
Seegene, Inc.	750	166,667
Sejong Industrial Company, Ltd.	995	6,241
Seobu T&D (A)	4,436	24,427
Seohan Company, Ltd.	9,774	8,383
Seojin System Company, Ltd.	696	29,691
Seoul Semiconductor Company, Ltd.	1,598	21,910
SEOWONINTECH Company, Ltd.	540	2,911
Seoyon E-Hwa Company, Ltd.	105	376
Sewon Cellontech Company, Ltd. (A)	2,245	5,160
SEWOONMEDICAL Company, Ltd.	1,931	6,464
SFA Engineering Corp.	833	23,202
SFA Semicon Company, Ltd. (A)	6,891	28,922
SH Energy & Chemical Company, Ltd. (A)	2,681	1,748
Shindaeyang Paper Company, Ltd.	237	10,602
Shinhan Financial Group Company, Ltd.	14,173	352,751
Shinhan Financial Group Company, Ltd., ADR (C)	2,734	68,131
Shinsegae Engineering & Construction Company, Ltd.	261	4,860
Shinsegae Food Company, Ltd.	212	9,678
Shinsegae International, Inc.	109	12,406
Shinsegae, Inc.	416	70,937
Shinyoung Securities Company, Ltd.	686	26,633
Silicon Works Company, Ltd.	652	24,740
SIMMTECH Company, Ltd.	1,953	28,275
SK Chemicals Company, Ltd.	424	139,894
SK D&D Company, Ltd.	481	16,721
SK Discovery Company, Ltd.	1,163	75,503
SK Gas, Ltd.	462	36,595
SK Holdings Company, Ltd.	801	143,942
SK Hynix, Inc.	22,693	1,434,107
SK Innovation Company, Ltd.	1,439	175,055
SK Materials Company, Ltd.	267	55,397
SK Networks Company, Ltd.	9,038	39,427
SK Securities Company, Ltd.	33,889	21,464
SK Telecom Company, Ltd.	644	134,275
SKC Company, Ltd.	667	51,876
SKCKOLONPI, Inc.	558	13,388
SL Corp.	916	9,247
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	51

	Shares	Value
South Korea (continued)
SM Entertainment Company, Ltd. (A)	668	$19,300
S-MAC Company, Ltd. (A)	13,579	24,579
S-Oil Corp.	823	39,031
Songwon Industrial Company, Ltd.	862	8,867
Soulbrain Company, Ltd. (A)	201	36,684
Soulbrain Holdings Company, Ltd.	248	9,683
SPC Samlip Company, Ltd.	232	12,040
Spigen Korea Company, Ltd.	296	17,282
Ssangyong Cement Industrial Company, Ltd.	4,522	21,449
ST Pharm Company, Ltd. (A)	358	19,456
Suheung Company, Ltd.	920	43,986
SundayToz Corp. (A)	201	4,521
Sungshin Cement Company, Ltd.	1,538	8,808
Sungwoo Hitech Company, Ltd.	6,093	15,403
Sunjin Company, Ltd.	1,060	8,890
Sunny Electronics Corp. (A)	1,058	3,667
Suprema, Inc. (A)	225	5,677
SY Company, Ltd. (A)	981	4,502
Synopex, Inc. (A)	6,863	30,000
Systems Technology, Inc.	787	10,706
Tae Kyung Industrial Company, Ltd.	604	2,506
Taekwang Industrial Company, Ltd.	45	24,985
Taeyoung Engineering & Construction Company, Ltd.	4,251	77,700
Taihan Electric Wire Company, Ltd. (A)	15,121	8,784
Taihan Fiberoptics Company, Ltd. (A)	3,088	8,898
TechWing, Inc.	1,236	19,762
Telechips, Inc.	543	3,465
Theragen Etex Company, Ltd. (A)	1,048	10,028
TK Chemical Corp. (A)	4,083	6,601
TK Corp.	1,609	9,008
Tokai Carbon Korea Company, Ltd.	315	28,800
Tongyang Life Insurance Company, Ltd.	7,524	18,838
Tongyang, Inc.	13,328	13,000
Tonymoly Company, Ltd. (A)	241	1,989
Top Engineering Company, Ltd.	1,152	9,072
Toptec Company, Ltd.	1,541	21,385
Union Semiconductor Equipment & Materials Company, Ltd.	2,789	16,212
Unison Company, Ltd. (A)	101	371
Value Added Technology Company, Ltd.	533	9,574
Webzen, Inc. (A)	1,268	36,689
Whanin Pharmaceutical Company, Ltd.	637	8,456
WiSoL Company, Ltd.	1,676	22,511
WIZIT Company, Ltd. (A)	3,288	1,912
WONIK CUBE Corp. (A)	1,133	1,537
52	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Wonik Holdings Company, Ltd. (A)	3,450	$12,464
WONIK IPS Company, Ltd. (A)	731	19,667
Woori Financial Group, Inc.	11,908	84,614
Woori Investment Bank Company, Ltd. (A)	13,076	5,911
Woori Technology, Inc. (A)	3,129	1,885
Woorison F&G Company, Ltd.	2,437	4,378
Woory Industrial Company, Ltd.	508	7,905
Y G-1 Company, Ltd.	2,396	8,075
YG Entertainment, Inc. (A)	319	12,502
YJM Games Company, Ltd. (A)	1,588	2,234
Young Poong Corp.	45	18,531
Youngone Corp.	961	25,365
Youngone Holdings Company, Ltd.	879	26,498
Yuanta Securities Korea Company, Ltd. (A)	8,310	21,068
Yuhan Corp.	790	44,512
YuHwa Securities Company, Ltd.	10,955	20,461
Yungjin Pharmaceutical Company, Ltd. (A)	3,547	20,319
Zeus Company, Ltd.	624	6,566
Spain 0.0%		23,961
AmRest Holdings SE (A)	4,225	23,961
Taiwan 16.0%		36,693,376
Ability Enterprise Company, Ltd.	24,782	10,727
Ability Opto-Electronics Technology Company, Ltd. (A)	6,753	7,751
Accton Technology Corp.	19,796	157,868
Acer, Inc.	116,510	92,734
Acter Group Corp., Ltd.	3,550	24,754
Advanced Ceramic X Corp.	2,000	25,327
Advanced Optoelectronic Technology, Inc. (A)	9,000	7,354
Advantech Company, Ltd.	9,739	100,873
Aerospace Industrial Development Corp. (C)	48,000	52,366
AGV Products Corp. (A)	47,000	12,534
Alchip Technologies, Ltd.	4,000	71,942
Alltek Technology Corp.	9,999	6,983
Altek Corp.	20,000	17,614
Amazing Microelectronic Corp.	7,916	21,997
AMPOC Far-East Company, Ltd.	7,000	7,630
APCB, Inc.	23,000	17,086
Apex Biotechnology Corp.	8,060	7,250
Arcadyan Technology Corp.	8,898	27,886
Ardentec Corp.	31,363	34,980
ASE Technology Holding Company, Ltd., ADR (C)	91,573	376,365
Asia Cement Corp.	91,608	132,760
Asia Optical Company, Inc.	9,710	21,809
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	53

	Shares	Value
Taiwan (continued)
Asia Pacific Telecom Company, Ltd. (A)	116,666	$29,497
Asia Polymer Corp.	33,779	21,308
Asia Vital Components Company, Ltd.	19,667	47,009
ASMedia Technology, Inc.	1,260	75,985
ASPEED Technology, Inc.	1,000	40,845
Asustek Computer, Inc.	16,528	136,881
Aten International Company, Ltd.	8,000	23,022
AU Optronics Corp. (A)	279,000	99,460
Aurora Corp.	4,600	13,236
AVY Precision Technology, Inc.	11,089	9,314
Bank of Kaohsiung Company, Ltd.	39,311	13,535
Basso Industry Corp.	8,700	11,808
BenQ Materials Corp.	19,000	14,528
BES Engineering Corp.	98,200	27,337
Biostar Microtech International Corp. (A)	6,000	2,186
Bioteque Corp.	6,000	28,570
Boardtek Electronics Corp. (A)	8,000	6,602
Brighton-Best International Taiwan, Inc. (A)	19,817	17,387
Capital Futures Corp.	11,079	14,419
Capital Securities Corp.	105,826	39,737
Career Technology MFG. Company, Ltd.	29,599	28,399
Casetek Holdings, Ltd.	15,378	44,661
Caswell, Inc.	3,000	12,998
Catcher Technology Company, Ltd.	31,000	211,631
Cathay Financial Holding Company, Ltd.	347,161	471,525
Cathay Real Estate Development Company, Ltd.	41,000	27,247
Celxpert Energy Corp.	8,000	13,056
Central Reinsurance Company, Ltd.	18,666	12,743
Chailease Holding Company, Ltd.	51,372	226,904
Champion Building Materials Company, Ltd. (A)	33,852	6,658
Chang Hwa Commercial Bank, Ltd.	104,696	65,239
Chang Wah Electromaterials, Inc.	29,090	19,910
Chang Wah Technology Company, Ltd.	13,000	17,135
Channel Well Technology Company, Ltd.	21,000	32,505
Charoen Pokphand Enterprise	11,465	26,601
Chaun-Choung Technology Corp.	4,000	36,679
CHC Healthcare Group	12,000	16,936
Chen Full International Company, Ltd.	11,000	14,395
Cheng Loong Corp.	73,480	75,780
Cheng Mei Materials Technology Corp. (A)	46,050	14,127
Cheng Shin Rubber Industry Company, Ltd.	78,031	95,778
Cheng Uei Precision Industry Company, Ltd.	27,335	39,052
Chia Chang Company, Ltd.	10,000	13,352
Chia Hsin Cement Corp.	62,089	35,539
54	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Chian Hsing Forging Industrial Company, Ltd.	4,000	$5,877
Chicony Electronics Company, Ltd.	34,455	103,940
Chicony Power Technology Company, Ltd.	16,305	41,098
Chilisin Electronics Corp.	8,270	27,810
China Airlines, Ltd. (A)	255,820	74,398
China Bills Finance Corp.	82,000	40,797
China Chemical & Pharmaceutical Company, Ltd.	24,000	19,758
China Development Financial Holding Corp.	292,531	85,314
China Electric Manufacturing Corp.	42,200	16,677
China General Plastics Corp.	25,039	16,342
China Life Insurance Company, Ltd.	86,437	60,418
China Man-Made Fiber Corp. (A)	56,732	14,716
China Metal Products Company, Ltd.	14,966	13,653
China Motor Corp. (A)	17,162	24,909
China Petrochemical Development Corp.	210,047	61,563
China Steel Chemical Corp.	11,000	34,632
China Steel Corp.	549,038	372,519
China Steel Structure Company, Ltd.	7,000	6,868
Ching Feng Home Fashions Company, Ltd.	11,000	13,089
Chin-Poon Industrial Company, Ltd.	28,642	24,811
Chipbond Technology Corp.	42,000	80,272
ChipMOS Technologies, Inc.	51,638	51,246
Chong Hong Construction Company, Ltd.	12,024	34,343
Chroma ATE, Inc.	12,440	68,220
Chun YU Works & Company, Ltd.	75,000	41,490
Chun Yuan Steel Industry Company, Ltd.	69,381	24,225
Chung Hung Steel Corp. (A)	91,226	28,937
Chunghwa Telecom Company, Ltd.	95,000	351,203
Cleanaway Company, Ltd.	6,000	32,489
Clevo Company (A)	34,120	34,400
CMC Magnetics Corp.	72,201	19,993
Compal Electronics, Inc.	281,895	177,545
Compeq Manufacturing Company, Ltd.	74,000	110,013
Concraft Holding Company, Ltd.	5,718	17,888
Continental Holdings Corp.	48,950	31,473
Contrel Technology Company, Ltd.	18,000	8,409
Coremax Corp.	3,543	7,880
Coretronic Corp.	38,000	45,261
CTBC Financial Holding Company, Ltd.	704,967	455,710
CTCI Corp.	32,000	39,254
Cub Elecparts, Inc.	4,040	23,109
CviLux Corp.	10,200	11,569
CyberPower Systems, Inc.	4,000	10,458
Cypress Technology Company, Ltd.	4,727	9,945
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	55

	Shares	Value
Taiwan (continued)
Dadi Early-Childhood Education Group, Ltd.	4,123	$25,353
Darwin Precisions Corp. (A)	39,894	14,748
Daxin Materials Corp.	6,000	17,360
Delta Electronics, Inc.	38,253	246,020
Depo Auto Parts Industrial Company, Ltd.	17,000	28,716
D-Link Corp. (A)	46,657	29,955
Dynapack International Technology Corp.	10,000	27,606
E Ink Holdings, Inc.	33,000	46,148
E.Sun Financial Holding Company, Ltd.	477,006	442,238
Eastern Media International Corp.	31,931	17,713
Eclat Textile Company, Ltd.	8,532	112,634
ECOVE Environment Corp.	4,000	29,360
Egis Technology, Inc.	4,000	22,783
Elan Microelectronics Corp.	16,400	79,468
E-LIFE MALL Corp.	6,000	14,327
Elite Material Company, Ltd.	13,831	80,107
Elite Semiconductor Memory Technology, Inc.	18,000	22,342
eMemory Technology, Inc.	3,000	53,048
EnTie Commercial Bank Company, Ltd.	123,000	57,976
Epistar Corp. (A)	69,810	94,865
Eson Precision Ind Company, Ltd.	10,000	11,695
Eternal Materials Company, Ltd.	49,966	58,832
Etron Technology, Inc. (A)	7,000	2,399
Eurocharm Holdings Company, Ltd.	3,000	12,136
Eva Airways Corp.	229,332	89,725
Everest Textile Company, Ltd. (A)	53,492	17,442
Evergreen International Storage & Transport Corp.	35,320	17,332
Evergreen Marine Corp. Taiwan, Ltd. (A)	157,182	93,298
Everlight Chemical Industrial Corp.	61,748	33,719
Everlight Electronics Company, Ltd.	46,000	54,055
Excelsior Medical Company, Ltd.	10,760	20,712
Far Eastern Department Stores, Ltd.	79,558	70,326
Far Eastern International Bank	152,234	58,114
Far Eastern New Century Corp.	154,878	139,630
Far EasTone Telecommunications Company, Ltd.	63,000	131,690
Faraday Technology Corp.	15,751	23,272
Farglory Land Development Company, Ltd.	26,526	43,372
Federal Corp. (A)	44,137	35,253
Feedback Technology Corp.	4,300	11,140
Feng Hsin Steel Company, Ltd.	32,000	62,157
Feng TAY Enterprise Company, Ltd.	15,494	90,193
First Financial Holding Company, Ltd.	303,948	220,158
First Hi-Tec Enterprise Company, Ltd.	7,000	10,857
First Hotel	14,923	6,959
56	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
First Steamship Company, Ltd.	47,229	$16,184
FLEXium Interconnect, Inc.	19,352	83,015
Flytech Technology Company, Ltd.	6,125	12,929
Formosa Advanced Technologies Company, Ltd.	20,000	23,850
Formosa Chemicals & Fibre Corp.	47,440	109,893
Formosa International Hotels Corp.	5,171	23,178
Formosa Petrochemical Corp.	12,000	33,506
Formosa Plastics Corp.	56,880	151,929
Formosa Sumco Technology Corp.	5,000	17,547
Formosa Taffeta Company, Ltd.	29,000	31,264
Formosan Rubber Group, Inc.	18,180	12,865
Formosan Union Chemical	52,566	25,508
Founding Construction & Development Company, Ltd.	49,908	27,380
Foxconn Technology Company, Ltd.	30,617	54,457
Foxsemicon Integrated Technology, Inc.	2,427	15,800
Fubon Financial Holding Company, Ltd.	220,422	321,850
Fulgent Sun International Holding Company, Ltd.	8,738	37,539
Fulltech Fiber Glass Corp.	33,357	11,564
G Shank Enterprise Company, Ltd.	16,562	10,808
GEM Services, Inc.	8,580	16,842
Gemtek Technology Corp. (A)	26,496	25,039
General Interface Solution Holding, Ltd.	19,000	84,066
Genius Electronic Optical Company, Ltd.	4,952	96,720
GeoVision, Inc. (A)	1,703	1,338
Getac Technology Corp.	20,000	33,212
Giant Manufacturing Company, Ltd.	11,000	114,402
Gigabyte Technology Company, Ltd.	17,719	51,191
Ginko International Company, Ltd.	3,150	13,606
Global Brands Manufacture, Ltd.	26,611	18,108
Global Lighting Technologies, Inc.	7,000	30,160
Global Mixed Mode Technology, Inc.	2,000	10,356
Global PMX Company, Ltd. (A)	4,000	28,263
Global Unichip Corp.	5,000	45,038
Globalwafers Company, Ltd. (C)	11,000	147,995
Globe Union Industrial Corp.	27,450	12,998
Gloria Material Technology Corp.	41,300	22,585
Goldsun Building Materials Company, Ltd.	61,005	45,085
Gourmet Master Company, Ltd.	7,494	25,520
Grand Ocean Retail Group, Ltd.	10,000	8,479
Grand Pacific Petrochemical (A)	48,000	31,412
Grape King Bio, Ltd.	7,000	42,918
Great Taipei Gas Company, Ltd.	34,000	35,852
Great Wall Enterprise Company, Ltd.	35,307	54,435
Greatek Electronics, Inc.	20,000	34,210
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	57

	Shares	Value
Taiwan (continued)
Hannstar Board Corp.	23,213	$34,425
HannStar Display Corp. (A)	120,980	33,093
HannsTouch Solution, Inc.	53,514	18,040
Hey Song Corp.	38,250	41,850
Highwealth Construction Corp.	35,860	56,707
Hitron Technology, Inc.	8,267	6,275
Hiwin Technologies Corp.	9,392	103,005
Ho Tung Chemical Corp.	55,773	18,479
Holtek Semiconductor, Inc.	12,000	26,086
Holy Stone Enterprise Company, Ltd.	7,000	24,828
Hon Hai Precision Industry Company, Ltd.	238,352	625,123
Hota Industrial Manufacturing Company, Ltd.	12,396	44,498
Hotai Motor Company, Ltd.	9,000	183,397
Hsin Yung Chien Company, Ltd.	4,410	12,608
Hsing TA Cement Company, Ltd.	21,812	13,743
HTC Corp. (A)	26,700	27,366
Hua Nan Financial Holdings Company, Ltd.	168,983	104,020
Huaku Development Company, Ltd.	12,353	37,747
Hung Ching Development & Construction Company, Ltd.	2,000	1,326
Hwa Fong Rubber Industrial Company, Ltd. (A)	24,324	10,567
IBF Financial Holdings Company, Ltd.	137,711	54,275
IEI Integration Corp.	19,080	29,730
Innodisk Corp.	6,600	35,702
Innolux Corp. (A)	298,219	92,797
Inpaq Technology Company, Ltd.	6,650	8,159
Intai Technology Corp.	3,600	12,335
Integrated Service Technology, Inc. (A)	9,642	20,956
International CSRC Investment Holdings Company	55,797	39,122
International Games System Company, Ltd.	3,000	89,883
Inventec Corp.	144,705	112,009
ITEQ Corp.	12,626	51,538
Jarllytec Company, Ltd.	6,000	13,875
Jih Lin Technology Company, Ltd.	5,000	7,540
Jih Sun Financial Holdings Company, Ltd.	97,405	34,482
Jinli Group Holdings, Ltd.	12,367	3,285
Jourdeness Group, Ltd.	3,000	8,781
Kaimei Electronic Corp.	2,865	4,068
KEE TAI Properties Company, Ltd.	24,973	8,674
Kenda Rubber Industrial Company, Ltd.	39,372	43,140
Kerry TJ Logistics Company, Ltd.	21,000	29,313
Kindom Development Company, Ltd.	23,000	30,916
King Slide Works Company, Ltd.	2,000	20,735
King Yuan Electronics Company, Ltd.	104,762	111,334
King's Town Bank Company, Ltd.	52,000	64,854
58	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
King's Town Construction Company, Ltd. (A)	9,514	$13,110
Kinko Optical Company, Ltd. (A)	10,000	12,417
Kinpo Electronics, Inc.	103,724	40,667
Kinsus Interconnect Technology Corp.	18,000	39,096
KMC Kuei Meng International, Inc.	4,150	27,601
Kung Long Batteries Industrial Company, Ltd.	5,000	23,662
Kwong Lung Enterprise Company, Ltd.	7,000	10,352
LandMark Optoelectronics Corp.	4,000	33,452
Lanner Electronics, Inc.	7,422	14,107
Largan Precision Company, Ltd.	3,000	346,615
Lealea Enterprise Company, Ltd. (A)	54,863	17,139
Lelon Electronics Corp.	7,085	13,315
Lextar Electronics Corp. (A)	28,000	20,591
Li Cheng Enterprise Company, Ltd.	12,072	12,805
Lida Holdings, Ltd.	4,640	5,415
Lien Hwa Industrial Holdings Corp.	25,827	37,027
Lingsen Precision Industries, Ltd. (A)	43,101	17,048
Lite-On Technology Corp.	117,250	185,679
Longchen Paper & Packaging Company, Ltd.	44,511	26,422
Lotes Company, Ltd.	5,139	74,850
Lotus Pharmaceutical Company, Ltd. (A)	13,000	35,608
Lumax International Corp., Ltd.	6,855	15,671
Macauto Industrial Company, Ltd.	8,000	25,324
Machvision, Inc.	79	750
Macronix International	116,706	120,021
Makalot Industrial Company, Ltd.	13,253	89,099
Materials Analysis Technology, Inc.	5,810	17,404
MediaTek, Inc.	23,000	434,927
Mega Financial Holding Company, Ltd.	157,531	157,240
Mercuries & Associates Holding, Ltd.	40,093	33,911
Mercuries Life Insurance Company, Ltd. (A)	64,285	20,632
Merida Industry Company, Ltd.	8,162	68,248
Merry Electronics Company, Ltd.	12,592	65,983
Microbio Company, Ltd. (A)	23,000	66,715
Micro-Star International Company, Ltd.	25,488	117,670
Mildef Crete, Inc.	4,000	6,109
Mitac Holdings Corp.	59,448	58,584
momo.com, Inc.	2,000	49,651
MPI Corp.	7,000	26,938
Nak Sealing Technologies Corp.	5,000	10,995
Namchow Holdings Company, Ltd.	12,000	17,535
Nan Kang Rubber Tire Company, Ltd.	23,711	38,042
Nan Ya Plastics Corp.	77,860	163,343
Nan Ya Printed Circuit Board Corp. (A)	12,930	53,145
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	59

	Shares	Value
Taiwan (continued)
Nantex Industry Company, Ltd.	21,039	$33,700
Nanya Technology Corp.	48,985	86,638
National Petroleum Company, Ltd.	17,000	26,954
New Era Electronics Company, Ltd.	9,000	5,003
Nichidenbo Corp.	13,477	20,782
Nien Made Enterprise Company, Ltd.	8,000	92,372
Novatek Microelectronics Corp.	21,000	171,814
Nuvoton Technology Corp.	13,083	19,073
O-Bank Company, Ltd.	154,000	35,833
OptoTech Corp. (A)	23,033	16,741
Orient Semiconductor Electronics, Ltd. (A)	30,000	11,077
Oriental Union Chemical Corp.	36,300	21,081
Pacific Construction Company	85,002	27,704
Pacific Hospital Supply Company, Ltd.	5,499	14,049
Pan-International Industrial Corp.	35,443	21,337
Parade Technologies, Ltd.	2,000	70,896
PCL Technologies, Inc.	3,282	12,582
Pegatron Corp.	83,321	177,230
Pharmally International Holding Company, Ltd. (D)	3,533	6,958
Phison Electronics Corp.	5,000	47,098
Polytronics Technology Corp.	4,000	10,356
Pou Chen Corp.	115,448	109,077
Powertech Technology, Inc.	51,000	150,287
Poya International Company, Ltd.	2,866	56,284
President Chain Store Corp.	19,000	175,002
President Securities Corp.	73,381	40,817
Primax Electronics, Ltd.	28,000	42,650
Prince Housing & Development Corp.	67,943	23,735
Prodisc Technology, Inc. (A)(D)	540,000	0
Promate Electronic Company, Ltd.	13,000	14,668
Qisda Corp.	120,440	76,335
Quang Viet Enterprise Company, Ltd.	5,000	20,356
Quanta Computer, Inc.	80,000	209,677
Quanta Storage, Inc.	14,000	20,935
Radiant Opto-Electronics Corp.	27,343	100,407
Radium Life Tech Company, Ltd.	42,476	15,062
Realtek Semiconductor Corp.	14,706	190,545
Rechi Precision Company, Ltd.	28,038	18,963
Rich Development Company, Ltd.	95,000	30,272
Ritek Corp. (A)	108,681	21,701
Roo Hsing Company, Ltd. (A)	43,000	18,225
Ruentex Development Company, Ltd.	55,361	81,533
Ruentex Industries, Ltd.	25,280	60,012
Samebest Company, Ltd.	3,360	5,828
60	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Sampo Corp.	16,197	$12,861
San Fang Chemical Industry Company, Ltd.	26,012	18,561
San Far Property, Ltd. (A)	19,688	11,343
Sanyang Motor Company, Ltd.	19,389	15,694
SCI Pharmtech, Inc.	4,000	17,561
Scientech Corp.	5,000	10,186
SDI Corp.	9,000	14,598
Sercomm Corp.	17,000	45,041
Sheng Yu Steel Company, Ltd.	12,000	7,370
Shihlin Electric & Engineering Corp.	21,213	35,455
Shin Hai Gas Corp.	2,491	3,565
Shin Kong Financial Holding Company, Ltd.	233,994	66,168
Shin Zu Shing Company, Ltd.	9,301	47,835
Shining Building Business Company, Ltd. (A)	29,397	10,079
Shinkong Insurance Company, Ltd.	17,000	20,445
Shinkong Synthetic Fibers Corp.	77,287	32,158
Shinkong Textile Company, Ltd.	45,000	69,707
Shiny Chemical Industrial Company, Ltd.	9,544	35,005
Sigurd Microelectronics Corp.	30,842	40,051
Silicon Integrated Systems Corp. (A)	51,000	21,510
Simplo Technology Company, Ltd.	6,520	74,339
Sinbon Electronics Company, Ltd.	11,043	67,941
Sincere Navigation Corp.	31,930	17,386
Sino-American Electronic Company, Ltd. (A)(D)	10,961	0
Sino-American Silicon Products, Inc.	34,000	111,787
SinoPac Financial Holdings Company, Ltd.	252,419	92,955
Sinyi Realty, Inc.	17,628	17,623
Sirtec International Company, Ltd.	9,600	8,701
Sitronix Technology Corp.	5,000	24,565
Solomon Technology Corp.	11,000	7,434
Sonix Technology Company, Ltd.	7,000	12,833
Southeast Cement Company, Ltd.	70,000	38,931
Sporton International, Inc.	2,794	25,702
St. Shine Optical Company, Ltd.	4,000	40,265
Standard Foods Corp.	26,221	56,959
Sunny Friend Environmental Technology Company, Ltd.	5,000	41,880
Sunplus Technology Company, Ltd. (A)	28,000	11,818
Supreme Electronics Company, Ltd.	22,890	23,209
Swancor Holding Company, Ltd.	4,402	21,325
Sweeten Real Estate Development Company, Ltd.	31,928	23,191
Synnex Technology International Corp.	36,188	53,867
Systex Corp.	9,000	26,757
TA Chen Stainless Pipe	48,494	35,064
Taichung Commercial Bank Company, Ltd.	189,535	72,056
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	61

	Shares	Value
Taiwan (continued)
Tainan Spinning Company, Ltd.	85,397	$34,045
Taishin Financial Holding Company, Ltd.	317,376	143,326
Taita Chemical Company, Ltd.	18,910	14,435
Taiwan Business Bank	172,574	58,776
Taiwan Cement Corp.	236,293	345,484
Taiwan Cogeneration Corp.	30,137	38,477
Taiwan Cooperative Financial Holding Company, Ltd.	195,702	133,807
Taiwan FamilyMart Company, Ltd.	2,000	18,325
Taiwan Fertilizer Company, Ltd.	25,000	46,238
Taiwan Fire & Marine Insurance Company, Ltd.	20,000	13,430
Taiwan FU Hsing Industrial Company, Ltd.	21,000	30,756
Taiwan Glass Industry Corp. (A)	84,894	33,236
Taiwan High Speed Rail Corp.	66,000	72,967
Taiwan Hon Chuan Enterprise Company, Ltd.	20,329	40,747
Taiwan Kolin Company, Ltd. (A)(D)	400,000	0
Taiwan Land Development Corp. (A)	58,353	15,545
Taiwan Mobile Company, Ltd. (C)	57,700	199,666
Taiwan Navigation Company, Ltd.	21,000	12,459
Taiwan Paiho, Ltd.	15,342	41,307
Taiwan Secom Company, Ltd.	21,430	62,065
Taiwan Semiconductor Company, Ltd.	16,000	20,456
Taiwan Semiconductor Manufacturing Company, Ltd. (C)	764,000	11,135,362
Taiwan Shin Kong Security Company, Ltd.	26,725	33,085
Taiwan Styrene Monomer	36,821	19,752
Taiwan Surface Mounting Technology Corp.	14,636	59,279
Taiwan TEA Corp. (A)	43,723	24,590
Taiwan Union Technology Corp.	15,000	60,785
Tatung Company, Ltd. (A)	45,526	26,663
TCI Company, Ltd.	6,977	76,125
Te Chang Construction Company, Ltd.	6,282	6,382
Teco Electric & Machinery Company, Ltd.	56,109	55,961
Test Rite International Company, Ltd. (A)	17,549	13,522
The Ambassador Hotel (A)	17,000	17,493
Ton Yi Industrial Corp. (A)	77,000	25,480
Tong Hsing Electronic Industries, Ltd.	14,445	65,218
Tong Yang Industry Company, Ltd.	26,043	34,325
Tong-Tai Machine & Tool Company, Ltd.	18,590	8,138
TOPBI International Holdings, Ltd.	9,432	11,268
Topco Scientific Company, Ltd.	10,048	41,054
Topco Technologies Corp.	5,248	11,222
Topkey Corp.	5,000	31,123
Topoint Technology Company, Ltd.	17,223	13,501
TPK Holding Company, Ltd. (A)	23,000	38,548
Transcend Information, Inc.	10,000	22,449
62	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Tripod Technology Corp.	23,770	$93,858
Tsann Kuen Enterprise Company, Ltd.	12,220	7,675
TSC Auto ID Technology Company, Ltd.	3,190	19,685
TSRC Corp.	42,706	25,527
TTY Biopharm Company, Ltd.	10,094	23,833
Tung Ho Steel Enterprise Corp.	60,138	54,774
TURVO International Company, Ltd.	7,162	19,083
TXC Corp.	16,659	43,784
TYC Brother Industrial Company, Ltd.	16,531	12,696
Tycoons Group Enterprise (A)	53,869	9,197
Tyntek Corp.	21,000	11,555
Ultra Chip, Inc.	4,100	3,956
U-Ming Marine Transport Corp.	31,000	31,690
Unimicron Technology Corp.	70,855	177,657
Union Bank of Taiwan	111,760	39,046
Uni-President Enterprises Corp.	162,803	369,741
Unitech Computer Company, Ltd.	10,039	8,861
Unitech Printed Circuit Board Corp.	40,326	28,427
United Integrated Services Company, Ltd.	8,200	57,507
United Microelectronics Corp.	430,468	309,999
United Orthopedic Corp.	10,836	13,051
United Renewable Energy Company, Ltd. (A)	125,642	49,489
Universal Cement Corp.	20,819	13,800
Universal Microwave Technology, Inc.	3,734	9,858
Unizyx Holding Corp. (A)	32,000	24,465
UPC Technology Corp.	56,164	24,448
USI Corp.	60,318	26,753
Utechzone Company, Ltd.	4,000	6,984
Vanguard International Semiconductor Corp.	37,000	117,849
Ve Wong Corp.	9,450	10,300
Visual Photonics Epitaxy Company, Ltd.	9,275	24,356
Voltronic Power Technology Corp.	3,200	112,758
Wafer Works Corp.	37,000	43,918
Walsin Lihwa Corp.	111,000	63,648
Walsin Technology Corp.	18,805	102,600
Walton Advanced Engineering, Inc. (A)	35,000	11,868
Wan Hai Lines, Ltd.	68,216	49,258
WAN HWA Enterprise Company	2,975	1,237
Weikeng Industrial Company, Ltd.	46,137	28,293
Win Semiconductors Corp.	16,582	161,873
Winbond Electronics Corp.	214,519	88,881
Wintek Corp. (A)(D)	819,661	0
Wisdom Marine Lines Company, Ltd. (A)	30,372	23,951
Wistron Corp.	184,382	199,983
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	63

	Shares	Value
Taiwan (continued)
Wistron NeWeb Corp.	13,483	$37,908
Wowprime Corp.	5,000	12,250
WPG Holdings, Ltd.	90,779	127,183
WT Microelectronics Company, Ltd.	17,497	23,227
WUS Printed Circuit Company, Ltd.	19,260	20,750
Xxentria Technology Materials Corp.	6,124	10,843
Yageo Corp.	8,284	94,124
Yang Ming Marine Transport Corp. (A)	73,613	25,363
Yem Chio Company, Ltd. (A)	40,084	20,967
YFY, Inc.	105,614	65,791
Yieh Phui Enterprise Company, Ltd. (A)	77,896	25,177
Yonyu Plastics Company, Ltd.	10,450	11,919
Youngtek Electronics Corp.	9,058	17,841
Yuanta Financial Holding Company, Ltd.	319,664	200,400
Yuanta Futures Company, Ltd.	10,000	18,671
Yulon Finance Corp.	10,340	35,135
Yulon Motor Company, Ltd. (A)	57,900	49,858
Yungtay Engineering Company, Ltd.	6,000	11,173
Zeng Hsing Industrial Company, Ltd.	4,232	19,819
Zenitron Corp.	21,000	14,188
Zero One Technology Company, Ltd.	9,000	13,175
Zhen Ding Technology Holding, Ltd.	27,450	115,110
Zinwell Corp. (A)	28,000	17,673
Thailand 2.5%		5,721,562
AAPICO Hitech PCL (A)	11,700	3,270
Advanced Info Service PCL	35,491	208,465
AEON Thana Sinsap Thailand PCL, NVDR	5,300	18,224
Airports of Thailand PCL	111,200	200,909
Allianz Ayudhya General Insurance PCL	12,100	13,123
Amata Corp. PCL	40,900	17,357
Ananda Development PCL	153,600	7,221
AP Thailand PCL	139,778	28,384
Asia Aviation PCL, NVDR (A)	182,700	12,269
Asian Insulators PCL	1,650,880	91,780
B Grimm Power PCL	31,000	46,195
Bangchak Corp. PCL	47,400	26,965
Bangkok Airways PCL	63,400	11,683
Bangkok Bank PCL	5,505	18,857
Bangkok Chain Hospital PCL	73,725	36,989
Bangkok Dusit Medical Services PCL	266,700	178,449
Bangkok Expressway & Metro PCL	320,625	93,466
Bangkok Insurance PCL	6,570	59,504
Bangkok Land PCL	927,800	29,540
64	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Thailand (continued)
Bangkok Life Assurance PCL, NVDR	48,860	$25,257
Banpu PCL	257,600	47,600
Banpu Power PCL	31,100	14,307
Beauty Community PCL	107,900	4,779
BEC World PCL (A)	97,000	14,401
Berli Jucker PCL	47,600	56,784
Better World Green PCL (A)	256,000	4,527
BTS Group Holdings PCL	100,400	33,561
Bumrungrad Hospital PCL	16,200	57,577
Carabao Group PCL	8,300	32,248
Central Pattana PCL	61,400	93,069
Central Plaza Hotel PCL (A)	26,800	23,490
CH Karnchang PCL	59,423	36,893
Charoen Pokphand Foods PCL	179,933	186,719
Chularat Hospital PCL	433,000	36,237
CIMB Thai Bank PCL	279,200	5,214
Com7 PCL	21,900	29,003
CP ALL PCL (A)	172,800	353,044
Delta Electronics Thailand PCL	6,800	25,280
Dhipaya Insurance PCL	47,100	42,748
Dynasty Ceramic PCL	351,500	29,125
Eastern Polymer Group PCL	43,500	6,585
Eastern Water Resources Development & Management PCL	84,800	27,108
Electricity Generating PCL	6,800	48,587
Energy Absolute PCL	43,100	58,367
Esso Thailand PCL (A)	100,900	21,395
GFPT PCL	38,500	15,964
Global Power Synergy PCL	25,782	53,101
GMM Grammy PCL	60,740	19,094
Group Lease PCL, NVDR (A)	54,000	6,072
Gunkul Engineering PCL	209,600	17,155
Hana Microelectronics PCL	30,200	38,561
Home Product Center PCL	187,212	90,162
Indorama Ventures PCL	64,100	48,911
Intouch Holdings PCL	16,900	29,625
IRPC PCL	258,800	19,477
Italian-Thai Development PCL (A)	498,176	16,604
Jasmine International PCL	321,338	29,951
Kang Yong Electric PCL	130	1,325
Karmarts PCL	68,500	6,031
Kasikornbank PCL	28,900	78,457
KCE Electronics PCL	30,300	28,497
KGI Securities Thailand PCL	114,400	12,385
Khon Kaen Sugar Industry PCL	152,300	9,988
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	65

	Shares	Value
Thailand (continued)
Kiatnakin Phatra Bank PCL	18,000	$23,051
Krung Thai Bank PCL	88,450	27,254
Krungthai Card PCL	40,000	39,585
Lam Soon Thailand PCL	33,200	4,676
Land & Houses PCL	190,300	45,259
LH Financial Group PCL	157,800	4,920
LPN Development PCL	58,200	9,273
Major Cineplex Group PCL	38,400	21,581
MBK PCL	60,200	24,182
Mega Lifesciences PCL	23,300	28,394
Minor International PCL (A)	160,040	115,401
MK Restaurants Group PCL	19,500	32,456
Muang Thai Insurance PCL	2,600	7,224
Muangthai Capital PCL (A)	24,600	39,371
Namyong Terminal PCL	75,400	7,216
Origin Property PCL	97,750	23,254
PCS Machine Group Holding PCL	93,600	13,277
Plan B Media PCL	115,800	20,511
Precious Shipping PCL (A)	65,500	9,855
Premier Marketing PCL	40,200	9,294
Prima Marine PCL	49,900	14,273
Property Perfect PCL	938,520	11,161
Pruksa Holding PCL	55,600	20,746
PTG Energy PCL	64,500	40,067
PTT Exploration & Production PCL	74,328	212,804
PTT Global Chemical PCL	50,692	75,434
PTT PCL	301,700	349,093
Pylon PCL	52,000	7,225
Quality Houses PCL	489,271	34,933
Raimon Land PCL (A)	304,600	6,171
Rajthanee Hospital PCL	15,900	10,996
Ratch Group PCL	21,600	38,887
Ratchthani Leasing PCL	108,812	12,802
RS PCL	31,900	19,229
Sabina PCL	12,700	7,838
Saha-Union PCL	53,300	56,206
Samart Corp. PCL	27,900	4,456
Sansiri PCL	773,509	18,152
SC Asset Corp. PCL	163,193	11,946
SEAFCO PCL	64,500	11,722
Sermsang Power Corp. Company, Ltd. (A)	21,000	4,962
Siam City Cement PCL	2,541	11,609
Siam Future Development PCL	149,451	21,424
Siam Global House PCL	62,314	41,142
66	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Thailand (continued)
Siam Wellness Group PCL	36,600	$7,529
Siamgas & Petrochemicals PCL	54,100	15,547
Singha Estate PCL	157,900	7,304
Sino-Thai Engineering & Construction PCL	50,900	21,547
SNC Former PCL	29,400	9,448
Somboon Advance Technology PCL	19,007	7,318
SPCG PCL	38,800	22,316
Sri Trang Agro-Industry PCL (A)	72,700	60,581
Srisawad Corp. PCL	28,800	42,349
Srithai Superware PCL (A)	372,800	7,065
Star Petroleum Refining PCL	119,000	26,196
STP & I PCL	122,600	15,517
Supalai PCL	77,450	41,900
Super Energy Corp. PCL	1,382,000	36,526
Taokaenoi Food & Marketing PCL	45,400	15,624
Tata Steel Thailand PCL (A)	909,000	10,537
Thai Airways International PCL (A)	44,911	4,753
Thai Oil PCL	41,300	55,131
Thai Stanley Electric PCL	4,900	23,448
Thai Union Group PCL	107,300	48,461
Thai Vegetable Oil PCL	23,500	20,397
Thai Wah PCL	59,300	6,744
Thaicom PCL	15,900	3,215
The Erawan Group PCL	96,000	10,370
The Siam Cement PCL	17,450	198,647
The Siam Commercial Bank PCL	31,231	73,045
Tipco Asphalt PCL, NVDR	31,100	24,776
Tisco Financial Group PCL	14,100	30,579
TMB Bank PCL	1,424,210	43,128
TOA Paint Thailand PCL	10,900	13,841
Total Access Communication PCL, NVDR	43,800	50,376
TPI Polene PCL	404,300	16,380
TPI Polene Power PCL	106,000	14,720
True Corp. PCL	1,009,088	107,785
TTCL PCL	38,600	4,010
TTW PCL	81,700	35,141
U City PCL (A)	237,300	10,531
Unique Engineering & Construction PCL	61,580	9,748
Univanich Palm Oil PCL	42,900	6,189
Univentures PCL	60,000	5,551
VGI PCL (C)	52,800	11,869
Vibhavadi Medical Center PCL	102,900	5,057
Vinythai PCL	18,200	13,885
WHA Corp. PCL	343,300	35,399
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	67

	Shares	Value
Thailand (continued)
Workpoint Entertainment PCL	11,640	$3,855
Turkey 0.6%		1,286,924
Akbank T.A.S. (A)	67,088	44,746
Aksa Akrilik Kimya Sanayii AS	15,418	14,072
Aksa Enerji Uretim AS (A)	16,223	11,352
Anadolu Anonim Turk Sigorta Sirketi	15,271	13,291
Anadolu Cam Sanayii AS	19,843	13,798
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,894	15,597
Arcelik AS (A)	9,571	27,465
Aselsan Elektronik Sanayi Ve Ticaret AS	9,214	20,428
BIM Birlesik Magazalar AS	13,700	126,658
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	1,525	2,377
Cimsa Cimento Sanayi ve Ticaret AS (A)	5,408	8,433
Coca-Cola Icecek AS	5,083	29,902
Dogan Sirketler Grubu Holding AS	109,297	31,283
Enerjisa Enerji AS (B)	21,617	24,027
Enka Insaat ve Sanayi AS	26,613	23,161
Eregli Demir ve Celik Fabrikalari TAS	47,215	56,095
Fenerbahce Futbol AS (A)	3,066	10,706
Ford Otomotiv Sanayi AS	2,343	27,046
Goldas Kuyumculuk Sanayi Ithalat Ve Bagli Ortakliklari (A)(D)	54,847	706
Goodyear Lastikleri TAS (A)	8,064	5,210
Hektas Ticaret TAS	10,299	16,533
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS (A)	8,657	13,692
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	92,916	38,634
Kerevitas Gida Sanayi ve Ticaret AS (A)	15,040	10,122
KOC Holding AS	12,619	25,590
Koza Altin Isletmeleri AS (A)	2,415	25,622
Koza Anadolu Metal Madencilik Isletmeleri AS (A)	17,083	29,936
Migros Ticaret AS (A)	5,109	27,292
NET Holding AS (A)	21,691	6,390
Otokar Otomotiv Ve Savunma Sanayi AS	263	5,013
Pegasus Hava Tasimaciligi AS (A)	3,928	24,539
Petkim Petrokimya Holding AS (A)	53,903	28,721
Soda Sanayii AS	16,232	15,109
TAV Havalimanlari Holding AS	14,239	29,109
Tekfen Holding AS	13,332	26,970
Tofas Turk Otomobil Fabrikasi AS	7,397	22,719
Trakya Cam Sanayii AS	27,339	14,631
Tupras Turkiye Petrol Rafinerileri AS (A)	2,343	25,555
Turk Hava Yollari AO (A)	25,780	37,116
Turk Telekomunikasyon AS	16,647	15,502
Turk Traktor ve Ziraat Makineleri AS	1,046	13,325
Turkcell Iletisim Hizmetleri AS	45,276	88,019
68	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Turkey (continued)
Turkiye Garanti Bankasi AS (A)	77,923	$71,746
Turkiye Halk Bankasi AS (A)	19,041	12,742
Turkiye Is Bankasi AS, Class C (A)	32,898	22,040
Turkiye Sinai Kalkinma Bankasi AS (A)	138,276	20,534
Turkiye Sise ve Cam Fabrikalari AS	38,799	31,910
Turkiye Vakiflar Bankasi TAO, Class D (A)	34,357	19,065
Ulker Biskuvi Sanayi AS (A)	4,197	13,074
Vestel Elektronik Sanayi ve Ticaret AS (A)	8,546	21,378
Yapi ve Kredi Bankasi AS (A)	46,073	12,746
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (A)	13,870	15,197
Ukraine 0.0%		59,327
Kernel Holding SA	5,668	59,327
United States 0.1%		146,169
Bizlink Holding, Inc.	7,064	59,541
Nexteer Automotive Group, Ltd.	71,000	46,228

Textainer Group Holdings, Ltd. (A)	3,565	40,400
Preferred securities 1.4%		$3,100,340
(Cost $3,706,082)
Brazil 1.2%		2,843,255
AES Tiete Energia SA	677	371
Alpargatas SA	4,778	32,487
Azul SA (A)	14,874	60,300
Banco ABC Brasil SA	5,183	12,715
Banco Bradesco SA	93,907	355,504
Banco do Estado do Rio Grande do Sul SA, B Shares	15,855	37,970
Centrais Eletricas Brasileiras SA, B Shares	6,554	42,936
Centrais Eletricas Santa Catarina	1,000	10,204
Cia de Saneamento do Parana	68,643	66,281
Cia de Transmissao de Energia Eletrica Paulista	8,072	31,575
Cia Energetica de Minas Gerais	42,683	82,039
Cia Energetica de Sao Paulo, B Shares	8,098	44,492
Cia Energetica do Ceara, A Shares	1,300	14,591
Cia Ferro Ligas da Bahia	4,476	14,616
Cia Paranaense de Energia, B Shares	4,000	45,107
Gerdau SA	55,200	192,346
Itau Unibanco Holding SA	68,780	295,659
Lojas Americanas SA	16,975	99,988
Marcopolo SA	33,745	17,370
Petroleo Brasileiro SA	286,638	1,145,296
Randon SA Implementos e Participacoes	12,025	23,552
Telefonica Brasil SA	15,999	139,708
Unipar Carbocloro SA	4,601	25,052
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	69

	Shares	Value
Brazil (continued)
Usinas Siderurgicas de Minas Gerais SA, A Shares	28,659	$53,096
Chile 0.1%		148,110
Coca-Cola Embonor SA, B Shares	18,333	23,816
Embotelladora Andina SA, B Shares	20,258	43,148
Sociedad Quimica y Minera de Chile SA, B Shares	2,596	81,146
Colombia 0.1%		108,040
Bancolombia SA	7,600	54,283
Grupo Argos SA	4,425	10,409
Grupo Aval Acciones y Valores SA	106,446	26,604
Grupo de Inversiones Suramericana SA	3,480	16,744
South Korea 0.0%		935

AMOREPACIFIC Group	33	935
Investment companies 0.0%		$100,942
(Cost $47,473)
South Korea 0.0%		100,942

Macquarie Korea Infrastructure Fund	10,908	100,942
Rights 0.0%		$11,739
(Cost $1,577)
Amazing Microelectronic Corp. (Expiration Date: 10-6-20; Strike Price: TWD 72.00) (A)	740	245
Banco ABC Brasil SA (Expiration Date: 9-15-20; Strike Price: BRL 11.37) (A)	61	29
Cia Sud Americana de Vapores SA (Expiration Date: 9-28-20; Strike Price: CLP 0.02) (A)	690,005	2,654
Curro Holdings, Ltd. (Expiration Date: 9-8-20; Strike Price: ZAR 8.07) (A)	9,885	76
Fulgent Sun International Holding Company, Ltd. (Expiration Date: 9-28-20; Strike Price: TWD 75.00) (A)	374	650
Gafisa SA (Expiration Date: 9-22-20; Strike Price: BRL 4.10) (A)	6,308	910
Grupo Sports World SAB de CV (Expiration Date: 9-3-20; Strike Price: MXN 8.00) (A)	4,325	593
Minda Industries, Ltd. (Expiration Date: 1-3-22; Strike Price: INR 250.00) (A)	188	179
Ratchthani Leasing PCL (Expiration Date: 10-12-20; Strike Price: THB 1.00) (A)	54,406	4,650
Vibhavadi Medical Center (Expiration Date: 10-1-20; Strike Price: THB 1.00) (A)	102,900	1,753
Warrants 0.0%		$2,302
(Cost $0)
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (A)	7,274	2,302

	Yield (%)	Shares	Value
Short-term investments 1.8%			$4,156,124
(Cost $4,152,116)
Short-term funds 1.8%			4,156,124
John Hancock Collateral Trust (E)	0.2611(F)	415,168	4,156,124

70	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $202,809,310) 101.5%	$232,681,897
Other assets and liabilities, net (1.5%)	(3,486,525)
Total net assets 100.0%	$229,195,372

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
INR	Indian Rupee
MXN	Mexican Peso
THB	Thai Bhat
TWD	New Taiwan Dollar
ZAR	South African Rand

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-20.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 8-31-20.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $205,657,541. Net unrealized appreciation aggregated to $27,024,356, of which $82,582,221 related to gross unrealized appreciation and $55,557,865 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments (summary of fund’s investments), of John Hancock International Small Company Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the fund’s investments (included in Item 6 of this Form N-CSR) as of August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
October 14, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Fund’s investments
AS OF 8-31-20
	Shares	Value
Common stocks 98.5%		$788,787,834
(Cost $733,727,775)
Australia 6.6%		52,715,139
3P Learning, Ltd. (A)	21,580	20,986
A2B Australia, Ltd.	32,294	21,273
Accent Group, Ltd.	152,916	178,262
Adairs, Ltd.	62,064	159,108
Adbri, Ltd.	165,602	310,854
Aeon Metals, Ltd. (A)(B)	46,964	5,339
Ainsworth Game Technology, Ltd. (A)	47,462	13,281
Alkane Resources, Ltd. (A)(B)	70,849	58,915
Alliance Aviation Services, Ltd.	39,423	107,030
ALS, Ltd.	97,814	625,722
Altium, Ltd.	9,289	249,675
AMA Group, Ltd. (B)	219,236	101,248
Amaysim Australia, Ltd. (A)	59,212	30,673
Ansell, Ltd.	10,477	296,971
Appen, Ltd.	2,641	67,358
ARB Corp., Ltd.	31,149	603,720
Ardent Leisure Group, Ltd. (A)(B)	246,137	76,752
Asaleo Care, Ltd.	161,404	130,405
AUB Group, Ltd.	32,860	382,942
Aurelia Metals, Ltd.	370,198	146,029
Austal, Ltd.	131,483	341,941
Austin Engineering, Ltd.	63,990	7,082
Australian Agricultural Company, Ltd. (A)	176,180	135,784
Australian Finance Group, Ltd.	55,559	75,942
Australian Pharmaceutical Industries, Ltd.	171,294	136,722
Australian Strategic Materials, Ltd. (A)	14,170	23,619
Australian Vintage, Ltd.	84,634	28,718
Auswide Bank, Ltd.	4,752	18,370
AVJennings, Ltd.	46,118	16,689
AVZ Minerals, Ltd. (A)(B)	229,173	10,081
Baby Bunting Group, Ltd.	24,483	80,346
Bank of Queensland, Ltd. (B)	193,272	872,131
Bapcor, Ltd.	133,829	687,201
Base Resources, Ltd. (A)	88,900	18,334
Beach Energy, Ltd.	174,724	195,402
Bega Cheese, Ltd.	83,733	324,567
Bell Financial Group, Ltd.	16,891	14,480
Bendigo & Adelaide Bank, Ltd.	55,806	268,593
Bingo Industries, Ltd.	211,204	345,727
Blackmores, Ltd.	3,585	166,797
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	1

	Shares	Value
Australia (continued)
Blue Sky Alternative Investments, Ltd. (A)(C)	12,467	$1,446
Boral, Ltd.	44,305	130,810
Bravura Solutions, Ltd.	110,298	298,228
Breville Group, Ltd.	36,599	729,707
Brickworks, Ltd.	30,318	400,990
BWX, Ltd.	47,855	178,209
Capitol Health, Ltd.	292,400	56,096
Capral, Ltd.	185,374	17,708
Cardno, Ltd. (A)	82,690	18,567
Carnarvon Petroleum, Ltd. (A)	148,061	21,253
carsales.com, Ltd.	68,999	1,057,850
Cash Converters International, Ltd. (A)	122,755	18,075
Catapult Group International, Ltd. (A)	14,492	23,815
Cedar Woods Properties, Ltd.	30,983	121,244
Challenger, Ltd.	33,737	101,374
Champion Iron, Ltd. (A)	60,162	136,141
City Chic Collective, Ltd. (B)	51,441	123,314
Civmec, Ltd.	40,300	12,135
Class, Ltd.	16,518	22,481
Clean Seas Seafood, Ltd. (A)	16,659	7,482
Clean TeQ Holdings, Ltd. (A)(B)	52,229	7,107
Cleanaway Waste Management, Ltd.	203,861	387,150
ClearView Wealth, Ltd. (A)	34,533	8,659
Clinuvel Pharmaceuticals, Ltd. (B)	13,676	209,023
Clover Corp., Ltd.	51,463	82,334
CML Group, Ltd.	30,000	8,198
Codan, Ltd.	50,990	403,798
Collection House, Ltd. (C)	61,068	48,869
Collins Foods, Ltd.	50,133	384,625
Cooper Energy, Ltd. (A)	789,650	191,934
Corporate Travel Management, Ltd. (B)	33,243	390,716
Costa Group Holdings, Ltd.	163,641	417,345
Credit Corp. Group, Ltd. (B)	29,895	416,753
CSR, Ltd.	212,881	573,750
Data#3, Ltd.	57,191	263,393
Decmil Group, Ltd.	383,713	13,842
Dicker Data, Ltd.	6,951	38,185
Domain Holdings Australia, Ltd.	101,226	277,001
Domino's Pizza Enterprises, Ltd.	1,364	81,094
Dongfang Modern Agriculture Holding Group, Ltd. (A)(C)	26,600	16,284
Downer EDI, Ltd.	103,852	343,346
DWS, Ltd.	21,883	15,162
Eagers Automotive, Ltd.	53,937	354,116
Eclipx Group, Ltd. (A)	90,093	98,747
2	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Elanor Investor Group	27,964	$23,555
Elders, Ltd.	64,462	476,391
Electro Optic Systems Holdings, Ltd. (A)(B)	27,493	112,433
Emeco Holdings, Ltd. (A)	78,587	50,894
Emeco Holdings, Ltd., Entitlement Shares (A)	37,422	24,235
Emerald Resources NL (A)	19,778	9,484
EML Payments, Ltd. (A)	107,172	269,377
Energy World Corp., Ltd. (A)	226,411	9,840
Enero Group, Ltd.	10,415	12,257
EQT Holdings, Ltd.	5,948	122,863
Estia Health, Ltd.	90,635	103,996
Euroz, Ltd.	54,415	46,631
EVENT Hospitality and Entertainment, Ltd.	33,983	208,223
FAR, Ltd. (A)	1,355,490	10,924
Finbar Group, Ltd.	71,892	34,181
Fleetwood Corp., Ltd. (A)	32,879	44,939
FlexiGroup, Ltd. (B)	133,394	118,340
FlexiGroup, Ltd., Entitlement Shares (A)	41,686	36,982
Flight Centre Travel Group, Ltd.	16,464	160,144
Freedom Foods Group, Ltd. (C)	26,992	50,935
G8 Education, Ltd.	329,754	248,426
Galaxy Resources, Ltd. (A)(B)	116,511	105,796
Gascoyne Resources, Ltd. (A)(C)	38,731	1,114
Genworth Mortgage Insurance Australia, Ltd.	113,830	126,293
Gold Road Resources, Ltd. (A)	107,334	123,170
GrainCorp, Ltd., Class A (A)	89,362	282,956
Grange Resources, Ltd.	312,240	64,397
Greenland Minerals, Ltd. (A)	176,827	29,931
GUD Holdings, Ltd.	38,293	324,287
GWA Group, Ltd.	96,436	179,165
Hansen Technologies, Ltd.	82,044	252,026
Healius, Ltd.	201,676	494,789
Helloworld Travel, Ltd.	23,085	33,140
Highfield Resources, Ltd. (A)	40,292	13,203
HT&E, Ltd.	99,566	101,361
HUB24, Ltd.	17,864	213,285
Huon Aquaculture Group, Ltd.	8,993	18,919
Huon Aquaculture Group, Ltd., Additional Offering (A)	2,191	4,609
IDP Education, Ltd.	11,726	172,844
IGO, Ltd.	175,402	570,835
Iluka Resources, Ltd.	100,273	747,369
Imdex, Ltd.	170,178	156,831
Infomedia, Ltd.	133,827	166,228
Inghams Group, Ltd. (B)	113,255	268,584
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	3

	Shares	Value
Australia (continued)
Intega Group, Ltd. (A)	82,690	$18,023
Integral Diagnostics, Ltd.	42,727	140,140
Integrated Research, Ltd.	23,574	72,438
International Ferro Metals, Ltd. (A)(C)	9,556	0
InvoCare, Ltd. (B)	53,952	395,578
IOOF Holdings, Ltd.	125,872	434,096
IPH, Ltd. (B)	75,044	379,031
IRESS, Ltd.	66,904	527,609
Japara Healthcare, Ltd.	86,081	28,786
JB Hi-Fi, Ltd.	4,555	167,842
Johns Lyng Group, Ltd.	18,837	36,183
Jumbo Interactive, Ltd.	11,374	113,368
Jupiter Mines, Ltd.	601,932	121,440
Karoon Energy, Ltd. (A)	207,617	120,932
Kingsgate Consolidated, Ltd. (A)	33,223	14,811
Kogan.com, Ltd.	15,511	237,393
Lifestyle Communities, Ltd.	25,616	180,727
Link Administration Holdings, Ltd.	168,354	504,297
Lovisa Holdings, Ltd. (B)	17,541	96,780
Lycopodium, Ltd.	4,375	14,101
MACA, Ltd.	115,026	87,177
Macmahon Holdings, Ltd.	496,385	94,933
Macquarie Telecom Group, Ltd. (A)	841	27,929
Mayne Pharma Group, Ltd. (A)	476,093	117,426
McMillan Shakespeare, Ltd.	30,415	206,788
McPherson's, Ltd.	20,700	51,237
Medusa Mining, Ltd. (A)	57,795	40,099
Mesoblast, Ltd. (A)(B)	83,871	326,391
Metals X, Ltd. (A)	183,307	11,180
Metcash, Ltd. (B)	416,058	895,934
Metro Mining, Ltd. (A)	78,405	3,872
Michael Hill International, Ltd.	43,259	11,359
Millennium Minerals, Ltd. (A)(C)	86,302	325
Mineral Resources, Ltd.	51,608	1,106,984
MMA Offshore, Ltd. (A)	237,016	7,325
MNF Group, Ltd.	8,989	33,761
Moelis Australia, Ltd.	8,129	22,750
Monadelphous Group, Ltd. (B)	38,258	318,748
Monash IVF Group, Ltd.	129,690	60,663
Money3 Corp., Ltd.	51,782	82,271
Mount Gibson Iron, Ltd.	209,952	121,273
Myer Holdings, Ltd. (A)(B)	373,667	63,234
MyState, Ltd.	30,651	88,751
Navigator Global Investments, Ltd.	53,894	67,759
4	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Netwealth Group, Ltd.	28,403	$292,955
New Energy Solar, Ltd.	69,458	42,528
New Hope Corp., Ltd.	105,271	92,075
NEXTDC, Ltd. (A)	98,464	885,016
Nib holdings, Ltd.	175,110	594,159
Nick Scali, Ltd.	24,884	159,717
Nine Entertainment Company Holdings, Ltd.	590,678	723,688
Nova Eye Medical, Ltd.	38,902	8,872
NRW Holdings, Ltd.	182,976	295,937
Nufarm, Ltd. (A)(B)	118,255	351,842
Objective Corp., Ltd.	2,756	24,437
OceanaGold Corp. (A)	302,082	697,103
OFX Group, Ltd.	100,657	83,963
Omni Bridgeway, Ltd.	105,238	345,482
Onevue Holdings, Ltd. (A)	26,955	7,676
oOh!media, Ltd.	150,086	114,301
Orora, Ltd.	350,025	578,338
OZ Minerals, Ltd.	136,195	1,465,221
Pacific Current Group, Ltd.	18,085	81,244
Pacific Smiles Group, Ltd.	11,867	16,146
Pact Group Holdings, Ltd.	76,599	138,234
Paladin Energy, Ltd. (A)(B)	444,857	53,986
Panoramic Resources, Ltd. (A)	476,965	25,709
Pantoro, Ltd. (A)	163,260	29,451
Peet, Ltd. (B)	145,479	109,867
Pendal Group, Ltd.	116,948	498,793
People Infrastructure, Ltd.	5,951	12,259
Perenti Global, Ltd.	318,014	281,716
Perpetual, Ltd.	21,749	495,484
Perseus Mining, Ltd. (A)	469,500	499,044
Pilbara Minerals, Ltd. (A)(B)	134,374	33,960
Platinum Asset Management, Ltd.	92,139	251,610
Praemium, Ltd. (A)	68,020	24,740
Premier Investments, Ltd.	38,018	530,546
Pro Medicus, Ltd.	14,966	285,405
PSC Insurance Group, Ltd. (B)	21,891	46,802
PWR Holdings, Ltd.	18,240	65,860
Ramelius Resources, Ltd.	265,306	407,099
Reckon, Ltd.	25,906	16,193
Red 5, Ltd. (A)(B)	448,179	100,687
Redcape Hotel Group	41,671	24,078
Regis Healthcare, Ltd.	49,506	44,003
Regis Resources, Ltd. (B)	194,363	756,652
Resolute Mining, Ltd. (A)(B)	430,186	349,988
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	5

	Shares	Value
Australia (continued)
Retail Food Group, Ltd. (A)	77,464	$3,815
Rhipe, Ltd.	41,656	61,210
Ridley Corp., Ltd.	94,684	55,409
RPMGlobal Holdings, Ltd. (A)	25,725	21,676
Salmat, Ltd. (C)	15,825	7,820
Sandfire Resources, Ltd.	76,326	261,703
Saracen Mineral Holdings, Ltd. (A)	396,034	1,523,144
SeaLink Travel Group, Ltd.	44,157	154,312
Select Harvests, Ltd.	41,734	167,349
Senex Energy, Ltd. (A)	528,993	116,640
Servcorp, Ltd.	13,949	26,551
Service Stream, Ltd. (B)	145,109	205,392
Seven West Media, Ltd. (A)(B)	295,377	23,986
SG Fleet Group, Ltd.	34,699	46,341
Sigma Healthcare, Ltd.	413,072	206,542
Silver Lake Resources, Ltd. (A)	285,138	456,260
SmartGroup Corp., Ltd.	40,201	176,799
SolGold PLC (A)	136,985	47,085
Southern Cross Electrical Engineering, Ltd.	17,582	5,892
Southern Cross Media Group, Ltd.	842,545	99,597
Spark Infrastructure Group (B)	559,402	918,516
SpeedCast International, Ltd. (A)(B)(C)	103,025	60,029
SRG Global, Ltd.	83,829	19,396
St. Barbara, Ltd.	293,742	746,175
Steadfast Group, Ltd.	334,580	882,106
Strike Energy, Ltd. (A)	54,422	9,650
Sunland Group, Ltd.	30,172	33,413
Super Retail Group, Ltd.	75,982	598,076
Superloop, Ltd. (A)	80,772	66,472
Syrah Resources, Ltd. (A)(B)	103,821	28,598
Tassal Group, Ltd.	111,065	298,413
Technology One, Ltd.	100,719	599,241
The Citadel Group, Ltd.	17,509	57,410
The Reject Shop, Ltd. (A)	7,826	40,008
The Star Entertainment Group, Ltd.	306,271	664,808
Tiger Resources, Ltd. (A)(C)	420,741	11,420
Troy Resources, Ltd. (A)	137,215	11,623
United Malt Grp, Ltd. (A)	90,352	260,376
Village Roadshow, Ltd.	47,287	73,886
Virgin Australia Holdings, Ltd. (A)(C)	252,517	0
Virtus Health, Ltd.	25,073	64,686
Vita Group, Ltd.	63,529	52,921
Viva Energy Group, Ltd. (D)	29,146	36,112
Vocus Group, Ltd. (A)	259,001	633,791
6	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Webjet, Ltd.	101,045	$276,783
Western Areas, Ltd.	149,173	243,723
Westgold Resources, Ltd. (A)	159,763	251,155
Whitehaven Coal, Ltd.	293,319	200,678
WPP AUNZ, Ltd.	101,689	23,934
Austria 1.5%		12,095,190
Agrana Beteiligungs AG	6,869	145,562
ams AG (A)	72,424	1,283,006
ANDRITZ AG	29,804	996,906
AT&S Austria Technologie & Systemtechnik AG	9,986	193,288
BAWAG Group AG (D)	13,856	521,910
CA Immobilien Anlagen AG	29,399	914,736
DO & CO AG (A)(B)	2,892	126,395
EVN AG	17,180	288,694
FACC AG (A)	6,411	43,883
Flughafen Wien AG (A)	2,437	75,335
IMMOFINANZ AG (A)	39,468	652,631
Kapsch TrafficCom AG	2,742	44,549
Lenzing AG (A)(B)	5,945	307,310
Mayr Melnhof Karton AG	2,785	476,415
Oesterreichische Post AG (B)	11,750	392,196
Palfinger AG	5,414	144,199
POLYTEC Holding AG (A)	4,411	27,340
Porr AG (A)(B)	3,596	51,695
Raiffeisen Bank International AG (A)	10,188	182,036
Rhi Magnesita NV	5,454	199,529
Rhi Magnesita NV (London Stock Exchange)	4,273	153,322
Rosenbauer International AG	1,314	48,863
S IMMO AG (A)	25,315	458,802
S&T AG (A)(B)	16,517	462,803
Schoeller-Bleckmann Oilfield Equipment AG (B)	4,222	125,977
Semperit AG Holding (A)	3,480	72,383
Strabag SE	6,784	208,738
Telekom Austria AG (A)	64,655	477,207
UBM Development AG	1,455	57,120
UNIQA Insurance Group AG	60,485	401,891
Vienna Insurance Group AG (A)	18,069	441,406
voestalpine AG	44,418	1,103,746
Wienerberger AG	33,730	909,576
Zumtobel Group AG	13,940	105,741
Belgium 1.4%		11,036,175
Ackermans & van Haaren NV	9,807	1,390,010
AGFA-Gevaert NV (A)	73,414	310,175
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	7

	Shares	Value
Belgium (continued)
Akka Technologies (A)	4,567	$89,550
Atenor	1,928	137,061
Banque Nationale de Belgique	55	125,637
Barco NV	27,318	577,905
Bekaert SA	18,102	363,269
Biocartis Group NV (A)(B)(D)	13,216	74,474
bpost SA	33,248	331,034
Celyad SA (A)	1,226	12,498
Cie d'Entreprises CFE (A)	2,943	210,729
Deceuninck NV (A)(B)	27,625	51,587
D'ieteren SA/NV	11,084	720,285
Econocom Group SA/NV (A)(B)	37,385	112,326
Elia Group SA/NV	9,779	1,049,679
Euronav NV	73,133	665,567
EVS Broadcast Equipment SA	5,883	109,540
Exmar NV (A)	13,915	34,578
Fagron	19,779	447,597
Gimv NV	9,279	527,785
Immobel SA	1,553	122,489
Ion Beam Applications (B)	4,559	49,567
Jensen-Group NV (A)	1,485	40,411
Kinepolis Group NV (A)	5,307	206,653
Lotus Bakeries NV	99	386,078
Melexis NV	7,373	590,944
Ontex Group NV (A)	25,433	339,892
Orange Belgium SA	13,880	233,927
Oxurion NV (A)	11,190	33,685
Picanol	683	45,069
Recticel SA	16,816	171,288
Resilux	305	50,257
Roularta Media Group NV (A)	668	10,132
Sioen Industries NV (A)	2,343	54,226
Sipef NV (A)(B)	2,705	145,339
Telenet Group Holding NV	14,218	551,286
TER Beke SA	176	21,739
Tessenderlo Group SA (A)	12,390	463,969
Van de Velde NV (A)	2,367	58,966
Viohalco SA (A)	18,237	48,635
X-Fab Silicon Foundries SE (A)(D)	20,933	70,337
Bermuda 0.1%		807,128
Hiscox, Ltd. (B)	76,777	807,128
Canada 9.1%		72,636,372
5N Plus, Inc. (A)	38,389	53,860
8	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Absolute Software Corp.	19,002	$233,091
Acadian Timber Corp.	3,534	45,003
Advantage Oil & Gas, Ltd. (A)	93,228	155,100
Aecon Group, Inc.	30,903	344,485
Africa Oil Corp. (A)	10,700	8,942
Ag Growth International, Inc.	8,025	219,952
AGF Management, Ltd., Class B	35,942	137,777
Aimia, Inc. (A)	43,727	118,340
AirBoss of America Corp.	4,809	70,530
Alamos Gold, Inc., Class A	162,946	1,705,227
Alaris Royalty Corp. (B)	21,297	194,789
Alcanna, Inc. (A)	10,576	36,244
Alexco Resource Corp. (A)(B)	35,137	108,023
Algoma Central Corp.	7,052	55,795
AltaGas, Ltd.	7,025	90,859
Altius Minerals Corp.	18,800	157,537
Altus Group, Ltd. (B)	12,803	526,215
Americas Gold & Silver Corp. (A)	8,321	24,816
Amerigo Resources, Ltd. (A)	49,100	20,327
Andrew Peller, Ltd., Class A	15,793	110,303
ARC Resources, Ltd.	163,650	825,558
Aritzia, Inc. (A)	32,100	459,714
Atco, Ltd., Class I	6,712	204,496
Athabasca Oil Corp. (A)(B)	150,957	20,832
ATS Automation Tooling Systems, Inc. (A)	28,891	407,112
AutoCanada, Inc. (B)	8,443	97,224
Badger Daylighting, Ltd. (B)	11,768	337,157
Baytex Energy Corp. (A)(B)	232,629	119,494
Birch Mountain Resources, Ltd. (A)(C)	11,200	1
Birchcliff Energy, Ltd.	125,472	153,912
Bird Construction, Inc.	13,385	70,088
Black Diamond Group, Ltd. (A)(B)	17,717	19,967
BlackBerry, Ltd. (A)(B)	90,438	471,483
BlackBerry, Ltd. (New York Stock Exchange) (A)	121,731	635,436
BMTC Group, Inc.	4,096	30,429
Boralex, Inc., Class A (B)	31,567	810,744
Bridgemarq Real Estate Services	2,800	28,443
BRP, Inc.	6,800	369,312
Calian Group, Ltd.	2,739	134,729
Cameco Corp. (B)	33,981	393,647
Canaccord Genuity Group, Inc. (B)	47,930	284,416
Canacol Energy, Ltd.	52,069	140,517
Canada Goose Holdings, Inc. (A)	11,659	285,944
Canadian Western Bank (B)	42,057	894,439
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	9

	Shares	Value
Canada (continued)
Canfor Corp. (A)	31,527	$411,143
Canfor Pulp Products, Inc.	15,045	56,634
CanWel Building Materials Group, Ltd.	27,055	144,158
Capital Power Corp. (B)	41,767	916,450
Capstone Mining Corp. (A)	159,933	159,400
Cardinal Energy, Ltd. (B)	41,663	19,165
Cargojet, Inc.	540	73,692
Cascades, Inc.	33,505	356,280
Celestica, Inc. (A)	48,994	390,269
Celestica, Inc. (New York Stock Exchange) (A)	7,500	59,625
Centerra Gold, Inc.	94,176	1,226,703
Centerra Gold, Inc. (New York Stock Exchange)	1,244	16,252
Cervus Equipment Corp.	3,597	22,751
CES Energy Solutions Corp. (B)	112,004	81,576
China Gold International Resources Corp., Ltd. (A)	90,882	122,630
CI Financial Corp.	53,552	760,366
Cineplex, Inc.	26,405	200,414
Clearwater Seafoods, Inc. (B)	7,000	32,898
Cogeco Communications, Inc.	2,467	184,938
Cogeco, Inc.	2,092	125,791
Colliers International Group, Inc.	8,066	511,472
Colliers International Group, Inc. (New York Stock Exchange) (B)	4,844	306,819
Computer Modelling Group, Ltd.	30,133	120,592
Copper Mountain Mining Corp. (A)	59,268	39,077
Corby Spirit and Wine, Ltd.	5,444	65,611
Corus Entertainment, Inc., B Shares	83,046	203,103
Crescent Point Energy Corp. (B)	149,175	261,901
CRH Medical Corp. (A)	30,192	71,756
Cronos Group, Inc. (A)(B)	11,500	63,744
Cronos Group, Inc. (Nasdaq Exchange) (A)	6,786	37,798
Denison Mines Corp. (A)(B)	171,019	91,780
DIRTT Environmental Solutions (A)	18,708	31,267
Dorel Industries, Inc., Class B (A)	8,944	74,536
DREAM Unlimited Corp., Class A	14,019	205,929
Dundee Precious Metals, Inc.	71,270	515,804
Dynacor Gold Mines, Inc.	9,900	15,863
Echelon Financial Holdings, Inc. (A)	2,400	11,390
ECN Capital Corp.	103,129	407,187
EcoSynthetix, Inc. (A)	3,185	5,641
E-L Financial Corp., Ltd.	474	243,478
Eldorado Gold Corp. (A)	81,419	930,075
Element Fleet Management Corp.	109,887	903,966
Endeavour Silver Corp. (A)	21,684	90,603
Endeavour Silver Corp. (New York Stock Exchange) (A)(B)	1,400	5,824
10	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Enerflex, Ltd.	33,374	$149,682
Enerplus Corp. (B)	91,948	243,907
Enghouse Systems, Ltd.	16,491	920,163
Ensign Energy Services, Inc. (B)	50,538	27,509
Equinox Gold Corp. (A)	8,308	108,599
Equitable Group, Inc. (B)	4,656	275,894
ERO Copper Corp. (A)	17,856	272,286
Evertz Technologies, Ltd.	11,517	104,985
Exchange Income Corp.	2,691	65,545
Exco Technologies, Ltd.	13,790	74,535
EXFO, Inc. (A)	1,146	4,129
EXFO, Inc. (Nasdaq Exchange) (A)	7,721	27,641
Extendicare, Inc. (B)	34,995	156,416
Fiera Capital Corp.	26,167	207,234
Finning International, Inc.	56,829	867,455
Firm Capital Mortgage Investment Corp.	7,600	71,377
First Majestic Silver Corp. (A)(B)	52,181	648,487
First Mining Gold Corp. (A)	127,000	47,223
First National Financial Corp.	4,398	111,775
Fission Uranium Corp. (A)	139,747	48,213
Fortuna Silver Mines, Inc. (A)(B)	82,607	601,653
Fraser Papers, Inc. (A)(C)	4,800	0
Freehold Royalties, Ltd.	42,409	135,256
Frontera Energy Corp.	11,835	24,771
Galiano Gold, Inc. (A)(B)	31,531	50,040
Gamehost, Inc.	6,100	26,423
GDI Integrated Facility Services, Inc. (A)	3,300	96,165
Gear Energy, Ltd. (A)	60,000	8,740
Genworth MI Canada, Inc. (B)	17,245	470,937
Gibson Energy, Inc.	58,759	1,069,902
Glacier Media, Inc. (A)	8,800	1,552
GMP Capital, Inc. (B)	29,908	37,146
goeasy, Ltd. (B)	3,130	155,834
GoGold Resources, Inc. (A)	25,000	32,008
Golden Star Resources, Ltd. (A)	20,650	96,256
Golden Star Resources, Ltd. (New York Stock Exchange) (A)(B)	2,760	12,834
GoldMining, Inc. (A)	17,500	48,434
GoldMoney, Inc. (B)	18,000	40,986
Gran Tierra Energy, Inc. (A)(B)	159,029	46,330
Great Canadian Gaming Corp. (A)	20,138	412,224
Guardian Capital Group, Ltd., Class A	6,700	124,204
Hanfeng Evergreen, Inc. (A)(C)	3,700	6
Hardwoods Distribution, Inc.	2,700	47,755
Headwater Exploration, Inc. (A)	28,000	29,624
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	11

	Shares	Value
Canada (continued)
Heroux-Devtek, Inc. (A)	15,443	$121,356
High Liner Foods, Inc.	6,893	43,070
HLS Therapeutics, Inc.	2,600	32,890
Home Capital Group, Inc. (A)(B)	29,160	492,725
Horizon North Logistics, Inc.	16,434	63,879
Hudbay Minerals, Inc.	116,505	522,524
Husky Energy, Inc.	13,700	46,320
iA Financial Corp., Inc.	3,389	121,987
IAMGOLD Corp. (A)	227,798	979,758
IAMGOLD Corp. (New York Stock Exchange) (A)	15,500	66,495
IBI Group, Inc. (A)	7,200	35,549
Imperial Metals Corp. (A)	20,280	51,464
Information Services Corp.	4,400	60,214
Innergex Renewable Energy, Inc. (B)	42,327	730,789
Interfor Corp. (A)	37,029	485,449
International Petroleum Corp. (A)(B)	23,520	48,867
Intertape Polymer Group, Inc.	24,129	277,668
IPL Plastics, Inc. (A)	18,152	138,469
Ivanhoe Mines, Ltd., Class A (A)	219,127	865,185
Jamieson Wellness, Inc. (B)	13,163	381,160
Just Energy Group, Inc. (A)	2,446	872
KAB Distribution, Inc. (A)(C)	18,405	0
K-Bro Linen, Inc.	3,186	76,893
Kelt Exploration, Ltd. (A)	60,355	76,812
Keyera Corp. (B)	20,204	368,965
Kinaxis, Inc. (A)(B)	8,491	1,294,986
Knight Therapeutics, Inc. (A)	59,373	282,674
KP Tissue, Inc.	5,100	46,451
Labrador Iron Ore Royalty Corp. (B)	25,300	531,274
Largo Resources, Ltd. (A)	36,500	29,942
Lassonde Industries, Inc., Class A	1,500	188,071
Laurentian Bank of Canada	19,550	419,223
Leon's Furniture, Ltd.	14,941	195,876
Lightstream Resources, Ltd. (A)(C)	75,972	0
Linamar Corp. (B)	21,004	658,614
Lucara Diamond Corp.	124,430	52,468
Lundin Gold, Inc. (A)	14,300	121,802
Lundin Mining Corp. (B)	17,062	106,871
Magellan Aerospace Corp.	8,083	44,990
Mainstreet Equity Corp. (A)	2,022	120,993
Major Drilling Group International, Inc. (A)	38,938	201,504
Maple Leaf Foods, Inc. (B)	27,411	609,857
Marathon Gold Corp. (A)	15,600	27,867
Martinrea International, Inc.	46,611	358,422
12	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Maverix Metals, Inc.	6,501	$27,811
Maxim Power Corp. (A)	6,300	9,660
Mediagrif Interactive Technologies, Inc.	2,300	11,250
Medical Facilities Corp.	15,230	50,792
MEG Energy Corp. (A)	113,678	315,494
Melcor Developments, Ltd.	4,800	24,288
Methanex Corp.	7,500	167,267
Morguard Corp.	1,778	163,548
Morneau Shepell, Inc.	25,570	553,411
MTY Food Group, Inc.	7,815	208,504
Mullen Group, Ltd. (B)	50,995	382,751
Neo Performance Materials, Inc.	3,800	31,027
New Gold, Inc. (A)	290,978	477,397
NFI Group, Inc.	16,830	227,738
Norbord, Inc. (B)	15,046	514,472
North American Construction Group, Ltd.	13,537	96,519
NuVista Energy, Ltd. (A)	69,005	42,852
Orbite Technologies, Inc. (A)	105,500	11
Orla Mining, Ltd. (A)	24,200	108,351
Osisko Gold Royalties, Ltd.	44,519	546,099
Osisko Mining, Inc. (A)	12,500	38,142
Painted Pony Energy, Ltd. (A)	41,196	21,793
Pan American Silver Corp.	27,943	1,008,806
Pan American Silver Corp., CVR (A)	51,329	39,523
Paramount Resources, Ltd., Class A (A)(B)	25,426	51,657
Parex Resources, Inc. (A)(B)	55,004	752,728
Park Lawn Corp. (B)	12,527	275,443
Parkland Corp. (B)	11,163	316,400
Pason Systems, Inc.	20,995	95,772
Peyto Exploration & Development Corp. (B)	68,868	150,476
Photon Control, Inc. (A)	50,806	65,049
PHX Energy Services Corp. (A)	11,019	11,743
Pinnacle Renewable Energy, Inc.	6,600	33,092
Pivot Technology Solutions, Inc.	9,400	14,125
Pizza Pizza Royalty Corp.	13,878	93,524
Points International, Ltd. (A)	4,210	44,832
Points International, Ltd. (Nasdaq Exchange) (A)	1,613	17,243
Polaris Infrastructure, Inc.	9,000	97,911
Pollard Banknote, Ltd.	3,690	52,336
PolyMet Mining Corp. (A)(B)	2,025	6,412
PrairieSky Royalty, Ltd. (B)	57,025	412,708
Precision Drilling Corp. (A)	131,081	92,456
Premier Gold Mines, Ltd. (A)(B)	92,145	193,566
Premium Brands Holdings Corp.	12,007	886,015
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	13

	Shares	Value
Canada (continued)
Pretium Resources, Inc. (A)	65,800	$844,980
Pretium Resources, Inc. (New York Stock Exchange) (A)	4,528	58,049
Pulse Seismic, Inc. (A)	10,151	6,693
Quarterhill, Inc.	58,498	82,521
Questerre Energy Corp., Class A (A)	41,900	3,534
Real Matters, Inc. (A)	24,912	505,364
Recipe Unlimited Corp.	5,964	47,553
Richelieu Hardware, Ltd.	23,454	625,931
Rocky Mountain Dealerships, Inc.	6,328	27,896
Rogers Sugar, Inc.	42,487	155,375
Roxgold, Inc. (A)	113,200	140,594
Russel Metals, Inc. (B)	25,886	371,714
Sabina Gold & Silver Corp. (A)	44,568	92,597
Sandstorm Gold, Ltd. (A)	73,873	674,533
Sandstorm Gold, Ltd. (New York Stock Exchange) (A)(B)	2,700	24,678
Savaria Corp. (B)	13,000	151,792
Seabridge Gold, Inc. (A)	2,300	43,819
Secure Energy Services, Inc. (B)	71,004	82,199
Seven Generations Energy, Ltd., Class A (A)(B)	95,804	302,612
ShawCor, Ltd. (B)	31,578	69,240
Sienna Senior Living, Inc. (B)	28,226	241,934
Sierra Metals, Inc. (A)(B)	4,000	6,593
Sierra Wireless, Inc. (A)(B)	13,360	165,829
Sleep Country Canada Holdings, Inc. (B)(D)	13,709	211,466
SNC-Lavalin Group, Inc.	11,674	206,567
Spin Master Corp. (A)(B)(D)	2,800	66,890
Sprott, Inc. (B)	5,545	235,684
SSR Mining, Inc. (A)	53,597	1,149,725
Stantec, Inc.	36,793	1,194,605
Stelco Holdings, Inc.	11,605	83,989
Stella-Jones, Inc.	22,206	771,213
Storm Resources, Ltd. (A)	62,000	96,493
Stornoway Diamond Corp. (A)(C)	43,566	668
SunOpta, Inc. (A)	29,045	197,070
SunOpta, Inc. (New York Stock Exchange) (A)	2,100	14,280
Superior Plus Corp. (B)	67,540	625,509
Surge Energy, Inc.	91,176	20,970
Tamarack Valley Energy, Ltd. (A)	82,250	59,275
Taseko Mines, Ltd. (A)	84,702	80,523
TeraGo, Inc. (A)	2,000	10,396
Teranga Gold Corp. (A)	54,503	634,305
TerraVest Industries, Inc.	1,200	13,496
TFI International, Inc.	33,499	1,480,854
The Descartes Systems Group, Inc. (A)	600	36,611
14	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
The North West Company, Inc.	20,130	$439,840
Tidewater Midstream and Infrastructure, Ltd. (B)	113,465	70,462
Timbercreek Financial Corp.	32,686	210,497
TMAC Resources, Inc. (A)	2,100	2,157
TORC Oil & Gas, Ltd.	71,817	96,354
Torex Gold Resources, Inc. (A)	35,220	543,819
Toromont Industries, Ltd.	2,329	131,792
Total Energy Services, Inc.	19,706	34,899
Touchstone Exploration, Inc. (A)	10,000	9,737
Tourmaline Oil Corp.	76,124	967,052
TransAlta Corp. (B)	117,856	757,184
TransAlta Renewables, Inc. (B)	46,339	566,293
Transcontinental, Inc., Class A	29,083	342,035
TransGlobe Energy Corp. (A)	27,604	15,237
Trevali Mining Corp. (A)	206,096	25,281
Trican Well Service, Ltd. (A)(B)	130,270	111,858
Tricon Residential, Inc.	58,074	490,647
Trisura Group, Ltd. (A)	1,900	128,230
Turquoise Hill Resources, Ltd. (A)	185,877	205,208
Uni-Select, Inc.	11,390	62,349
Vecima Networks, Inc.	1,797	17,083
Vermilion Energy, Inc. (B)	60,324	239,566
VersaBank	2,000	10,779
Wajax Corp.	6,547	60,634
Wall Financial Corp. (A)	1,600	22,816
Wesdome Gold Mines, Ltd. (A)	68,261	754,647
West Fraser Timber Company, Ltd.	19,640	1,053,259
Western Forest Products, Inc.	205,740	186,126
Westshore Terminals Investment Corp. (B)	20,465	259,509
Whitecap Resources, Inc. (B)	166,343	327,751
WildBrain, Ltd. (A)	22,797	21,323
Winpak, Ltd.	12,336	414,904
Yamana Gold, Inc.	289,976	1,796,302
Yellow Pages, Ltd.	4,514	40,317
Zenith Capital Corp. (A)	5,300	772
China 0.1%		418,598
Bund Center Investment, Ltd.	55,500	19,609
FIH Mobile, Ltd. (A)	1,185,000	135,887
Goodbaby International Holdings, Ltd. (A)	335,000	49,217
TK Group Holdings, Ltd.	74,000	24,729
Xingye Alloy Materials Group, Ltd. (A)	176,000	23,155
Yangzijiang Shipbuilding Holdings, Ltd.	247,100	166,001
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	15

	Shares	Value
Denmark 2.3%		$18,552,511
ALK-Abello A/S (A)	2,301	777,671
Alm Brand A/S	33,758	363,213
Ambu A/S, Class B	31,037	913,447
Bang & Olufsen A/S (A)(B)	41,442	91,398
Bavarian Nordic A/S (A)(B)	14,212	502,362
Brodrene Hartmann A/S (A)	1,084	81,530
Columbus A/S (A)	26,124	31,569
D/S Norden A/S	13,049	201,506
Dfds A/S (A)(B)	12,308	464,662
FLSmidth & Company A/S (A)	15,800	456,280
Fluegger Group A/S	225	13,239
H+H International A/S, Class B (A)	8,339	156,937
Harboes Bryggeri A/S, Class B (A)	1,452	14,020
INVISIO AB	1,949	34,172
ISS A/S (A)	8,209	126,415
Jeudan A/S (A)	3,010	110,924
Jyske Bank A/S (A)	24,373	726,166
Matas A/S (A)	19,123	212,399
Netcompany Group A/S (A)(D)	8,072	698,985
Nilfisk Holding A/S (A)	9,424	123,104
NKT A/S (A)	8,273	264,691
NNIT A/S (D)	5,227	117,341
North Media AS	1,803	21,344
Pandora A/S	33,257	2,427,635
Parken Sport & Entertainment A/S (A)	1,870	22,686
Per Aarsleff Holding A/S	9,215	373,101
Ringkjoebing Landbobank A/S	12,132	914,282
Rockwool International A/S, A Shares	520	173,911
Rockwool International A/S, B Shares	2,535	957,813
Royal Unibrew A/S	18,448	1,935,851
RTX A/S	3,288	125,514
Scandinavian Tobacco Group A/S (D)	30,155	480,491
Schouw & Company A/S	5,524	535,647
SimCorp A/S	13,325	1,694,182
Solar A/S, B Shares	2,918	146,878
Spar Nord Bank A/S (A)	44,014	365,580
Sydbank A/S (A)(B)	24,832	416,602
The Drilling Company of 1972 A/S (A)(B)	1,938	45,892
Tivoli A/S (A)	691	73,500
Topdanmark A/S	16,764	722,056
United International Enterprises, Ltd.	598	131,431
Vestjysk Bank A/S (A)	144,692	66,394
Zealand Pharma A/S (A)	11,530	439,690
16	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Faeroe Islands 0.0%		$17,103
BankNordik P/F (A)	953	17,103
Finland 2.7%		21,444,267
Adapteo OYJ (A)	17,291	163,312
Ahlstrom-Munksjo OYJ	23,357	414,195
Aktia Bank OYJ	22,366	252,412
Alma Media OYJ	11,325	105,681
Altia OYJ	5,312	53,880
Apetit OYJ	1,524	16,834
Aspo OYJ	5,505	37,954
Atria OYJ (B)	6,047	61,499
BasWare OYJ (A)	2,688	117,128
Bittium OYJ (B)	10,462	82,225
Cargotec OYJ, B Shares	16,105	508,486
Caverion OYJ	33,497	248,251
Citycon OYJ (B)	24,077	193,219
Digia OYJ	7,562	54,560
Enento Group OYJ (A)(D)	5,041	205,441
Ferratum OYJ (A)	2,783	15,212
Finnair OYJ (A)	283,459	147,357
Fiskars OYJ ABP	13,792	197,814
F-Secure OYJ (A)	36,119	130,441
HKScan OYJ, A Shares (A)	11,127	25,497
Huhtamaki OYJ (A)	40,126	1,940,560
Ilkka-Yhtyma OYJ	9,901	36,144
Kemira OYJ	39,782	549,845
Kesko OYJ, A Shares	18,064	370,088
Kesko OYJ, B Shares	73,067	1,622,811
Kojamo OYJ	28,258	684,726
Konecranes OYJ	24,880	709,674
Lassila & Tikanoja OYJ	11,200	187,293
Lehto Group OYJ (A)	1,623	2,771
Metsa Board OYJ	82,338	669,977
Metso Outotec OYJ (B)	231,728	1,716,488
Neles OYJ	40,518	553,841
Nokian Renkaat OYJ	50,249	1,401,258
Olvi OYJ, A Shares	4,942	256,789
Oriola OYJ, A Shares	8,342	19,817
Oriola OYJ, B Shares	49,342	112,904
Orion OYJ, Class A	8,076	385,682
Orion OYJ, Class B	36,116	1,695,876
Outokumpu OYJ (A)	82,558	223,216
Pihlajalinna OYJ (A)	643	11,209
Ponsse OYJ	4,062	121,331
QT Group OYJ (A)	2,996	129,291
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	17

	Shares	Value
Finland (continued)
Raisio OYJ, V Shares	60,748	$227,062
Rapala VMC OYJ	5,592	17,712
Raute OYJ, A Shares	728	15,631
Revenio Group OYJ (B)	4,168	169,218
Sanoma OYJ	27,196	352,411
Stockmann OYJ ABP, B Shares (A)	614	629
Teleste OYJ	3,860	18,708
Terveystalo OYJ (D)	12,617	158,703
TietoEVRY OYJ	27,429	825,683
Tikkurila OYJ (B)	14,249	263,395
Tokmanni Group Corp.	21,252	387,109
Uponor OYJ	24,512	430,240
Vaisala OYJ, A Shares (B)	6,527	270,235
Valmet OYJ	52,685	1,442,396
YIT OYJ	70,357	432,146
France 3.9%		31,501,250
ABC arbitrage	9,943	80,991
Air France-KLM (A)	58,979	264,326
AKWEL (B)	4,639	77,091
Albioma SA	11,829	626,103
ALD SA (D)	1,543	15,799
Altamir	5,040	98,882
Alten SA (A)	8,846	766,692
Amplitude Surgical SAS (A)(B)	7,915	20,046
Assystem SA (B)	2,731	77,604
Aubay	2,888	114,897
Axway Software SA (A)	2,311	53,395
Bastide le Confort Medical (A)	1,540	84,288
Beneteau SA (B)	17,098	144,158
Bigben Interactive (A)	4,952	79,559
Boiron SA	2,468	101,887
Bonduelle SCA (B)	7,695	186,118
Bourbon Corp. (A)(C)	1,464	0
Burelle SA	85	50,428
Casino Guichard Perrachon SA (A)(B)	5,970	154,772
Catering International Services (A)	1,089	13,222
Cegedim SA (A)	1,780	58,178
CGG SA (A)	223,598	202,267
Chargeurs SA	6,109	118,112
Cie des Alpes	6,231	115,164
Cie Plastic Omnium SA	20,563	465,350
Coface SA (A)	49,209	384,455
Derichebourg SA	51,800	149,171
18	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Devoteam SA (A)	1,949	$227,030
Electricite de Strasbourg SA	351	47,327
Elior Group SA (D)	30,983	181,399
Elis SA (A)	60,129	776,684
Eramet SA (A)	2,120	72,049
Erytech Pharma SA (A)(B)	6,297	43,250
Etablissements Maurel et Prom SA (A)	16,287	32,405
Europcar Mobility Group (A)(B)(D)	52,342	80,284
Eutelsat Communications SA	72,423	726,132
Exel Industries SA, A Shares (A)	466	19,851
Faurecia SE (A)	20,826	911,842
Fleury Michon SA (A)	344	9,392
Fnac Darty SA (A)	7,145	311,049
Gaumont SA (A)	489	58,251
Gaztransport Et Technigaz SA	7,628	719,847
GEA (B)	126	17,007
GL Events (A)	4,616	56,776
Groupe Crit (A)	1,323	75,759
Groupe Open (A)	1,805	31,952
Guerbet	2,827	99,482
Haulotte Group SA	3,951	20,630
HERIGE SADCS (A)	539	14,767
HEXAOM (A)	1,083	39,559
ID Logistics Group (A)	981	221,307
Iliad SA (B)	7,753	1,653,625
Imerys SA	12,891	524,836
Ingenico Group SA (A)	23,409	3,996,931
Ipsen SA	1,194	123,318
IPSOS	17,414	459,819
Jacquet Metal Service SA	5,053	59,017
JCDecaux SA (A)	23,094	441,022
Kaufman & Broad SA	6,965	276,595
Korian SA (A)	22,659	877,542
Lagardere SCA (A)(B)	22,776	451,720
Laurent-Perrier	1,118	97,905
Le Belier (A)	808	36,530
Lectra	11,512	272,561
Linedata Services	1,472	44,630
LISI (A)	8,173	185,033
LNA Sante SA	2,246	138,086
Maisons du Monde SA (A)(D)	16,288	263,934
Manitou BF SA (A)	5,572	110,144
Manutan International	906	60,553
Mersen SA (A)	7,790	237,279
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	19

	Shares	Value
France (continued)
METabolic EXplorer SA (A)	8,100	$17,717
Metropole Television SA (A)	10,149	126,724
Nexans SA (A)	13,619	763,979
Nexity SA	18,168	623,742
Nicox (A)	6,072	28,166
NRJ Group (A)	6,595	47,279
Oeneo SA (A)	4,715	63,162
OL Groupe SA (A)	3,929	10,535
Onxeo SA (A)(B)	2,056	1,726
Pierre & Vacances SA (A)	1,671	29,425
Plastivaloire (A)	1,440	6,775
Quadient SA	14,118	196,755
Rallye SA (A)	5,107	25,108
Recylex SA (A)(C)	4,454	9,822
Rexel SA (A)	115,715	1,546,061
Robertet SA	228	258,018
Rothschild & Company (A)	15,152	409,493
Rubis SCA	26,505	1,247,802
Samse SA	285	44,880
Savencia SA (A)	1,977	130,251
SCOR SE (A)	4,024	107,843
Seche Environnement SA (B)	2,029	82,309
Societe BIC SA	10,283	593,543
Societe Marseillaise du Tunnel Prado-Carenage SA (A)	219	4,549
Societe pour l'Informatique Industrielle	2,435	60,076
SOITEC (A)	7,142	952,990
Solocal Group (A)	280,018	28,215
Somfy SA	2,551	317,682
Sopra Steria Group (A)	5,649	917,410
SPIE SA	47,755	810,280
Stef SA (A)	1,253	100,334
Synergie SA (A)	3,330	81,632
Tarkett SA (A)	11,211	144,530
Television Francaise 1 (A)	20,913	127,477
Thermador Groupe	2,187	147,176
Tikehau Capital SCA	2,029	53,047
Trigano SA	3,138	398,136
Union Financiere de France BQE SA	1,451	29,675
Valeo SA	8,625	264,869
Vallourec SA (A)(B)	2,042	62,463
Valneva SE (A)(B)	17,009	105,874
Vetoquinol SA	1,228	103,280
Vicat SA	9,439	326,181
VIEL & Cie SA	6,888	44,962
20	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Vilmorin & Cie SA	2,792	$157,815
Virbac SA (A)	1,197	268,325
Vranken-Pommery Monopole SA (A)	923	15,091
Gabon 0.0%		35,572
Total Gabon	243	35,572
Georgia 0.0%		310,307
Bank of Georgia Group PLC (A)	20,020	248,357
Georgia Capital PLC (A)	10,443	54,077
TBC Bank Group PLC (A)	664	7,873
Germany 5.9%		46,905,659
1&1 Drillisch AG	17,524	499,662
7C Solarparken AG	10,690	44,892
Aareal Bank AG (A)	27,316	611,755
Adler Modemaerkte AG (A)	2,325	5,840
ADO Properties SA (A)(B)(D)	27,756	853,828
ADVA Optical Networking SE (A)(B)	28,109	238,559
AIXTRON SE (A)	30,137	348,535
All for One Group SE	784	48,279
Allgeier SE	2,876	211,081
Amadeus Fire AG (A)	1,477	186,563
Atoss Software AG	1,254	192,189
Aurubis AG	17,332	1,245,820
Basler AG	1,070	77,261
Bauer AG (A)	6,102	66,725
BayWa AG	6,365	220,013
Bechtle AG	8,169	1,651,012
Bertrandt AG	2,555	104,533
bet-at-home.com AG	1,430	60,940
Bijou Brigitte AG (A)	1,764	49,069
Bilfinger SE	12,863	258,378
Borussia Dortmund GmbH & Company KGaA	24,608	164,799
CANCOM SE	11,873	655,863
CECONOMY AG (A)	59,337	273,266
CENIT AG (A)	2,412	32,554
Centrotec SE (A)	2,665	44,845
Cewe Stiftung & Company KGAA	2,408	285,796
comdirect bank AG (A)	10,187	168,243
Commerzbank AG (A)	206,334	1,198,401
CompuGroup Medical SE & Company KgaA	8,730	783,427
CropEnergies AG	14,129	206,110
CTS Eventim AG & Company KGaA (A)	22,260	1,109,393
Data Modul AG	635	35,124
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	21

	Shares	Value
Germany (continued)
Dermapharm Holding SE	252	$13,402
Deutsche Beteiligungs AG	6,398	241,034
Deutsche EuroShop AG (A)	18,166	271,131
Deutsche Pfandbriefbank AG (A)(D)	70,447	513,141
Deutz AG (A)	61,717	332,002
DIC Asset AG	21,568	284,469
DMG Mori AG	1,788	86,113
Dr. Hoenle AG	1,598	103,907
Draegerwerk AG & Company KGaA	1,433	105,925
Duerr AG	22,237	733,841
Eckert & Ziegler Strahlen- und Medizintechnik AG	6,644	335,379
Elmos Semiconductor SE	3,427	89,063
ElringKlinger AG (A)(B)	9,007	64,583
Energiekontor AG	2,199	78,842
Fielmann AG (A)	7,017	510,766
First Sensor AG (B)	2,622	124,969
FORTEC Elektronik AG	601	13,072
Francotyp-Postalia Holding AG (A)	2,607	10,486
Freenet AG	51,632	1,113,868
FUCHS PETROLUB SE	9,623	347,983
GEA Group AG	54,698	1,997,270
Gerresheimer AG	12,717	1,501,924
Gesco AG	3,651	58,089
GFT Technologies SE (B)	8,386	126,705
GRENKE AG (B)	1,808	132,352
H&R GmbH & Company KGaA (A)	8,359	52,161
Hamburger Hafen und Logistik AG	10,617	196,475
Hawesko Holding AG	828	39,766
Heidelberger Druckmaschinen AG (A)	90,943	65,282
Hella GmbH & Company KGaA	13,544	662,484
HOCHTIEF AG	2,667	236,477
HolidayCheck Group AG (A)	12,523	20,853
Hornbach Baumarkt AG	4,188	188,771
Hornbach Holding AG & Company KGaA	6,021	655,615
HUGO BOSS AG	19,098	507,276
Hypoport SE (A)	928	559,894
Indus Holding AG	9,381	324,309
Instone Real Estate Group AG (A)(D)	13,245	398,555
IVU Traffic Technologies AG	5,787	107,669
Jenoptik AG	22,145	591,637
JOST Werke AG (A)(B)(D)	5,812	244,312
K+S AG	88,187	614,843
Kloeckner & Company SE (A)	27,626	169,850
Koenig & Bauer AG (A)	4,359	97,408
22	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Krones AG (B)	6,768	$446,383
KSB SE & Company KGaA	73	22,403
KWS Saat SE & Company KGaA (B)	4,300	371,002
LANXESS AG	34,617	2,026,564
Leifheit AG (A)	4,376	157,304
Leoni AG (A)(B)	12,042	84,591
LPKF Laser & Electronics AG	6,979	174,638
Manz AG (A)	1,315	36,737
Mediclin AG (A)	8,179	38,312
Medigene AG (A)	6,493	38,358
METRO AG	55,933	554,631
MLP SE	32,818	225,378
New Work SE	1,026	304,843
Nexus AG	6,676	338,534
Nordex SE (A)	31,647	413,764
Norma Group SE	14,871	479,778
OHB SE (A)	2,007	92,866
Paragon GmbH & Company KGaA (A)	613	7,311
PATRIZIA AG	18,660	549,774
Pfeiffer Vacuum Technology AG	2,795	545,171
PNE AG	27,801	181,544
Progress-Werk Oberkirch AG (A)	386	8,018
ProSiebenSat.1 Media SE (A)	88,466	1,004,718
PSI Software AG	4,102	116,652
QSC AG	55,802	86,780
R Stahl AG (A)	823	19,679
Rheinmetall AG	17,240	1,598,217
Rocket Internet SE (A)(D)	30,016	680,638
SAF-Holland SE (A)	22,781	188,742
Salzgitter AG (A)	18,335	295,850
Schaltbau Holding AG (A)	1,534	49,463
Secunet Security Networks AG	439	141,390
SGL Carbon SE (A)	17,099	66,638
Siltronic AG	7,643	713,110
Sixt SE (A)(B)	5,080	461,050
SMA Solar Technology AG (A)	5,354	242,385
Softing AG	2,069	12,381
Software AG	19,522	973,383
STRATEC SE	1,791	219,885
Stroeer SE & Company KGaA (A)(B)	11,244	876,611
Suedzucker AG (B)	34,416	704,153
SUESS MicroTec SE (A)	7,921	143,532
Surteco Group SE	2,163	55,791
Syzygy AG	471	2,896
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	23

	Shares	Value
Germany (continued)
TAG Immobilien AG (A)	54,537	$1,635,019
Takkt AG	17,528	231,107
Technotrans SE (A)	2,893	56,972
Tele Columbus AG (A)(D)	31,969	131,486
Traffic Systems SE	2,239	83,795
Varta AG (A)(B)	2,439	380,676
VERBIO Vereinigte BioEnergie AG	12,056	207,404
Vossloh AG (A)(B)	4,139	185,225
Wacker Chemie AG	6,099	597,397
Wacker Neuson SE (A)	13,709	267,586
Washtec AG (A)	4,114	184,401
Wuestenrot & Wuerttembergische AG	12,636	219,809
Zeal Network SE	2,472	116,226
Gibraltar 0.0%		295,078
888 Holdings PLC	111,653	295,078
Greece 0.0%		40
Alapis Holding Industrial & Commercial SA of Pharmaceutical Chemical Products (A)(C)	1,810	40
TT Hellenic Postbank SA (A)(C)	20,725	0
Greenland 0.0%		29,101
GronlandsBANKEN A/S (A)	313	29,101
Guernsey, Channel Islands 0.0%		73,058
Raven Property Group, Ltd. (A)(B)	181,871	73,058
Hong Kong 2.2%		17,453,480
3D-Gold Jewellery Holdings, Ltd. (A)(C)	310,000	0
Aeon Credit Service Asia Company, Ltd.	60,000	39,846
Allied Group, Ltd.	18,000	170,625
Allied Properties HK, Ltd. (C)	546,000	134,559
APAC Resources, Ltd.	182,171	23,263
Apollo Future Mobility Group, Ltd. (A)(B)	392,000	21,232
Applied Development Holdings, Ltd. (A)	555,000	10,901
Asia Financial Holdings, Ltd.	94,000	43,721
Asia Standard International Group, Ltd.	236,000	27,373
Asiasec Properties, Ltd.	103,000	15,285
ASM Pacific Technology, Ltd.	3,200	34,423
Associated International Hotels, Ltd.	26,000	46,958
Best Food Holding Company, Ltd. (A)	62,000	5,185
BOCOM International Holdings Company, Ltd.	346,000	47,769
BOE Varitronix, Ltd.	305,000	90,782
Bright Smart Securities & Commodities Group, Ltd.	220,000	51,873
Brightoil Petroleum Holdings, Ltd. (A)(C)	563,000	62,655
Build King Holdings, Ltd.	150,000	16,439
24	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Burwill Holdings, Ltd. (A)(C)	1,216,000	$11,140
Cafe de Coral Holdings, Ltd.	138,000	318,398
Camsing International Holding, Ltd. (A)(C)	124,000	18,560
Cathay Pacific Airways, Ltd. (B)	37,000	30,057
Century City International Holdings, Ltd.	452,000	23,604
CGN Mining Company, Ltd.	535,000	20,006
Chen Hsong Holdings	40,000	9,276
Chevalier International Holdings, Ltd.	45,524	58,127
China Baoli Technologies Holdings, Ltd. (A)(C)	517,500	5,288
China Best Group Holding, Ltd. (A)	700,000	10,432
China Boton Group Company, Ltd. (A)	96,000	20,790
China Display Optoelectronics Technology Holdings, Ltd. (A)	344,000	19,322
China Energy Development Holdings, Ltd. (A)	2,938,000	54,212
China Motor Bus Company, Ltd.	6,400	79,774
China Solar Energy Holdings, Ltd. (A)(C)	127,000	0
China Star Entertainment, Ltd. (A)	488,000	102,721
China Strategic Holdings, Ltd. (A)	4,597,500	50,931
China Tonghai International Financial, Ltd. (A)	80,000	2,680
Chinese Estates Holdings, Ltd.	183,500	119,416
Chinlink International Holdings, Ltd. (A)	105,000	1,828
Chinney Investments, Ltd.	36,000	7,806
Chong Hing Bank, Ltd.	80,000	94,244
Chow Sang Sang Holdings International, Ltd.	135,000	151,974
Chuang's China Investments, Ltd.	210,000	9,338
Chuang's Consortium International, Ltd.	340,021	41,663
CITIC Telecom International Holdings, Ltd.	608,000	210,890
CMBC Capital Holdings, Ltd.	630,000	11,115
CNQC International Holdings, Ltd.	85,000	7,230
Convenience Retail Asia, Ltd.	130,000	66,759
Convoy Global Holdings, Ltd. (A)(C)	630,000	9,186
Cowell e Holdings, Inc.	112,000	44,844
CSI Properties, Ltd.	1,976,333	61,423
CST Group, Ltd. (A)	8,135,040	27,283
Dah Sing Banking Group, Ltd.	150,448	142,921
Dah Sing Financial Holdings, Ltd.	66,744	189,735
Dickson Concepts International, Ltd.	63,500	28,817
Digital Domain Holdings, Ltd. (A)	1,000,000	6,967
DMX Technologies Group, Ltd. (A)(C)	34,000	0
Dynamic Holdings, Ltd.	44,000	74,986
Eagle Nice International Holdings, Ltd.	46,000	17,502
EcoGreen International Group, Ltd.	76,000	12,455
EganaGoldpfeil Holdings, Ltd. (A)(C)	131,750	0
Emperor Capital Group, Ltd. (A)	1,143,000	21,372
Emperor Entertainment Hotel, Ltd.	185,000	27,195
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	25

	Shares	Value
Hong Kong (continued)
Emperor International Holdings, Ltd.	508,250	$76,679
Emperor Watch & Jewellery, Ltd.	1,270,000	18,325
Energy International Investments Holdings, Ltd. (A)	700,000	6,135
ENM Holdings, Ltd. (A)	368,000	44,605
Esprit Holdings, Ltd. (A)	851,650	97,604
Fairwood Holdings, Ltd.	30,500	74,963
Far East Consortium International, Ltd.	540,763	173,640
First Pacific Company, Ltd.	714,000	200,836
First Shanghai Investments, Ltd. (A)	192,000	8,659
Fountain SET Holdings, Ltd.	188,000	21,586
Freeman FinTech Corp., Ltd. (A)(C)	260,000	604
GBA Holdings, Ltd. (A)	16,480,000	21,264
GDH Guangnan Holdings, Ltd.	108,000	10,562
Genting Hong Kong, Ltd. (A)	174,000	7,172
Get Nice Holdings, Ltd.	3,198,000	64,803
Giordano International, Ltd.	535,708	89,767
Glorious Sun Enterprises, Ltd.	146,000	15,636
Gold Peak Industries Holdings, Ltd.	90,000	6,613
Golden Resources Development International, Ltd.	298,000	20,357
Gold-Finance Holdings, Ltd. (A)(C)	214,000	1,988
Good Resources Holdings, Ltd. (A)	270,000	3,132
GR Properties, Ltd. (A)	70,000	11,015
Great Eagle Holdings, Ltd.	84,000	215,824
G-Resources Group, Ltd. (A)	10,684,800	66,104
Guotai Junan International Holdings, Ltd.	1,316,600	193,482
Haitong International Securities Group, Ltd. (B)	981,288	261,936
Hang Lung Group, Ltd.	245,000	631,560
Hanison Construction Holdings, Ltd.	143,631	18,721
Hao Tian Development Group, Ltd. (A)	451,733	26,613
Harbour Centre Development, Ltd.	37,500	37,526
HKBN, Ltd.	140,000	262,175
HKR International, Ltd.	361,840	143,225
Hon Kwok Land Investment Company, Ltd.	64,000	22,293
Hong Kong Ferry Holdings Company, Ltd.	46,000	36,035
Hong Kong Finance Investment Holding Group, Ltd. (A)	538,000	41,622
Hong Kong Television Network, Ltd., ADR (A)	1,717	45,466
Hongkong Chinese, Ltd.	224,000	18,783
Hsin Chong Group Holdings, Ltd. (A)(C)	736,000	33,238
Hutchison Port Holdings Trust	1,279,000	135,454
Hutchison Telecommunications Hong Kong Holdings, Ltd.	516,000	82,481
Hypebeast, Ltd. (A)	50,000	5,147
Hysan Development Company, Ltd.	195,000	615,839
I-CABLE Communications, Ltd. (A)	680,000	5,792
Imagi International Holdings, Ltd. (A)	117,281	12,110
26	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
International Housewares Retail Company, Ltd.	124,000	$39,013
IPE Group, Ltd. (A)	220,000	18,142
IRC, Ltd. (A)	1,194,000	16,148
IT, Ltd. (A)	174,808	23,856
ITC Properties Group, Ltd.	136,252	15,294
Jacobson Pharma Corp., Ltd.	176,000	28,786
Johnson Electric Holdings, Ltd.	120,500	237,721
K Wah International Holdings, Ltd.	295,000	139,925
Kader Holdings Company, Ltd. (A)	248,000	18,861
Kaisa Health Group Holdings, Ltd. (A)	540,000	9,612
Karrie International Holdings, Ltd.	130,000	19,087
Keck Seng Investments	19,000	7,352
Kerry Logistics Network, Ltd.	237,500	395,033
Kerry Properties, Ltd.	170,000	441,548
Kingmaker Footwear Holdings, Ltd.	54,000	4,528
Kingston Financial Group, Ltd.	174,000	15,922
Kowloon Development Company, Ltd.	126,000	156,746
Kwoon Chung Bus Holdings, Ltd. (A)	20,000	6,215
Lai Sun Development Company, Ltd.	84,786	88,462
Lai Sun Garment International, Ltd.	31,231	32,143
Landing International Development, Ltd. (A)	523,200	16,658
Landsea Green Properties Company, Ltd. (A)	404,000	34,388
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	385,500	48,149
Lerthai Group, Ltd. (A)	18,000	6,922
Leyou Technologies Holdings, Ltd. (A)(B)	370,000	154,544
Lifestyle International Holdings, Ltd.	169,000	154,895
Lippo China Resources, Ltd.	1,028,000	18,035
Lippo, Ltd.	31,250	9,511
Liu Chong Hing Investment, Ltd.	76,000	64,779
Luk Fook Holdings International, Ltd.	144,000	322,115
Lung Kee Bermuda Holdings, Ltd.	48,000	13,991
Magnificent Hotel Investment, Ltd.	438,000	5,427
Man Wah Holdings, Ltd.	446,400	623,312
Mandarin Oriental International, Ltd.	48,800	81,433
Mason Group Holdings, Ltd. (A)	9,029,000	39,608
Melco International Development, Ltd.	219,000	482,881
Ming Fai International Holdings, Ltd.	41,000	3,701
Miramar Hotel & Investment	86,000	151,918
Modern Dental Group, Ltd.	135,000	22,259
Nameson Holdings, Ltd.	196,000	9,350
National Electronics Holdings	88,000	12,262
National United Resources Holdings, Ltd. (A)(C)	1,090,000	14,978
Neo-Neon Holdings, Ltd. (A)	134,000	15,568
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	27

	Shares	Value
Hong Kong (continued)
NewOcean Energy Holdings, Ltd. (A)	336,000	$30,307
NWS Holdings, Ltd. (B)	288,000	244,387
OP Financial, Ltd. (A)	376,000	47,517
Oriental Watch Holdings	190,000	49,137
Oshidori International Holdings, Ltd.	1,807,200	195,672
Pacific Andes International Holdings, Ltd. (A)(C)	2,171,305	0
Pacific Basin Shipping, Ltd.	2,096,000	305,101
Pacific Textiles Holdings, Ltd.	307,000	135,734
Pak Fah Yeow International, Ltd.	20,000	4,642
Paliburg Holdings, Ltd.	101,380	23,938
Paradise Entertainment, Ltd. (A)	176,000	21,543
PC Partner Group, Ltd. (A)	24,000	5,091
PCCW, Ltd.	300,000	188,010
Peace Mark Holdings, Ltd. (A)(C)	180,000	0
Perfect Shape Medical, Ltd.	172,000	55,340
Pico Far East Holdings, Ltd.	254,000	32,427
Playmates Holdings, Ltd.	640,000	66,872
Plover Bay Technologies, Ltd.	88,000	10,662
Polytec Asset Holdings, Ltd.	611,700	54,446
PT International Development Company, Ltd. (A)	453,327	16,077
Public Financial Holdings, Ltd.	126,000	31,542
PYI Corp., Ltd. (A)	1,336,801	11,552
Rare Earth Magnesium Technology Group Holdings, Ltd. (A)	620,000	6,959
Regal Hotels International Holdings, Ltd.	117,200	42,314
Regina Miracle International Holdings, Ltd. (D)	67,000	18,929
Renco Holdings Group, Ltd. (A)	102,000	6,118
Sa Sa International Holdings, Ltd. (B)	505,018	85,184
Samson Holding, Ltd. (A)	31,000	972
SAS Dragon Holdings, Ltd.	84,000	25,994
SEA Holdings, Ltd.	68,484	74,983
Shangri-La Asia, Ltd.	312,000	253,572
Shenwan Hongyuan HK, Ltd.	120,000	15,774
Shun Ho Property Investments, Ltd.	7,227	1,418
Shun Tak Holdings, Ltd.	641,250	222,249
Sincere Watch Hong Kong, Ltd. (A)	1,190,000	14,425
Sing Tao News Corp., Ltd.	118,000	20,094
SITC International Holdings Company, Ltd.	429,000	563,001
Sitoy Group Holdings, Ltd.	135,000	6,354
SmarTone Telecommunications Holdings, Ltd.	73,089	40,059
Soundwill Holdings, Ltd.	39,500	36,107
Stella International Holdings, Ltd.	131,000	127,933
Success Universe Group, Ltd. (A)	360,000	7,059
Summit Ascent Holdings, Ltd. (A)	210,000	14,599
Sun Hung Kai & Company, Ltd.	216,318	88,992
28	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
SUNeVision Holdings, Ltd.	173,000	$128,437
TAI Cheung Holdings, Ltd.	115,000	72,944
Tan Chong International, Ltd.	63,000	16,424
Television Broadcasts, Ltd. (B)	124,100	139,922
Texwinca Holdings, Ltd.	330,000	48,052
The Cross-Harbour Holdings, Ltd.	117,833	155,014
The Hongkong & Shanghai Hotels, Ltd.	199,523	159,457
The United Laboratories International Holdings, Ltd.	308,500	361,668
Theme International Holdings, Ltd. (A)	855,000	11,024
TOM Group, Ltd. (A)	718,000	111,223
Tradelink Electronic Commerce, Ltd.	186,000	19,911
Transport International Holdings, Ltd. (B)	95,878	180,298
Union Medical Healthcare, Ltd.	59,000	33,313
Up Energy Development Group, Ltd. (A)(C)	898,000	1,495
Upbest Group, Ltd.	8,000	865
Value Partners Group, Ltd.	104,000	47,618
Valuetronics Holdings, Ltd.	125,150	50,973
Vanke Overseas Investment Holding Company, Ltd.	35,000	11,591
Vedan International Holdings, Ltd.	168,000	16,474
Vitasoy International Holdings, Ltd. (B)	134,000	476,729
VSTECS Holdings, Ltd.	324,400	182,421
VTech Holdings, Ltd.	58,600	341,743
Wai Kee Holdings, Ltd.	72,000	36,373
Wang On Group, Ltd.	1,780,000	14,697
Wing On Company International, Ltd.	28,000	62,917
Wing Tai Properties, Ltd.	118,000	60,854
Wonderful Sky Financial Group Holdings, Ltd.	36,000	3,246
YGM Trading, Ltd.	22,000	6,811
YT Realty Group, Ltd.	47,109	13,549
Yue Yuen Industrial Holdings, Ltd.	237,500	410,945
Zhaobangji Properties Holdings, Ltd. (A)	632,000	93,692
Zhongzheng International Company, Ltd. (A)	488,000	6,109
Ireland 0.5%		4,105,651
Bank of Ireland Group PLC (A)	215,337	482,437
C&C Group PLC	117,179	336,249
Cairn Homes PLC	123,293	114,732
Datalex PLC (A)	4,124	2,510
FBD Holdings PLC (A)	8,155	58,429
Glanbia PLC	53,416	614,056
Grafton Group PLC	110,880	1,144,165
Greencore Group PLC	227,934	382,404
Hostelworld Group PLC (A)(D)	10,851	9,396
Irish Continental Group PLC	42,651	163,987
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	29

	Shares	Value
Ireland (continued)
Permanent TSB Group Holdings PLC (A)	11,820	$7,198
UDG Healthcare PLC	81,694	790,088
Isle of Man 0.1%		794,989
Hansard Global PLC	11,952	4,989
Playtech PLC	132,516	653,175
Strix Group PLC (B)	45,890	136,825
Israel 1.4%		11,271,343
Adgar Investment and Development, Ltd. (B)	21,013	29,817
Afcon Holdings, Ltd. (A)	661	21,432
AFI Properties, Ltd. (A)	8,615	234,384
Africa Israel Residences, Ltd.	983	29,956
Airport City, Ltd. (A)	1	6
Allot, Ltd. (A)	12,253	127,299
Alrov Properties and Lodgings, Ltd.	2,216	66,487
Arad, Ltd.	2,993	37,128
Arko Holdings, Ltd. (A)	84,645	51,606
Ashtrom Group, Ltd.	10,140	136,703
Ashtrom Properties, Ltd.	14,979	60,939
Atreyu Capital Markets, Ltd.	3,104	53,494
AudioCodes, Ltd.	10,166	314,524
Avgol Industries 1953, Ltd. (A)	33,538	37,269
Azorim-Investment Development & Construction Company, Ltd. (A)	37,724	69,951
Bayside Land Corp.	379	228,432
Bet Shemesh Engines Holdings 1997, Ltd. (A)	2,169	39,893
Big Shopping Centers, Ltd.	1,867	153,983
Blue Square Real Estate, Ltd.	1,795	78,166
Brainsway, Ltd. (A)	5,096	19,365
Camtek, Ltd. (A)(B)	8,218	125,004
Carasso Motors, Ltd. (A)	12,009	38,267
Cellcom Israel, Ltd. (A)	31,945	116,548
Ceragon Networks, Ltd. (A)	14,289	32,865
Clal Insurance Enterprises Holdings, Ltd. (A)	10,232	100,579
Compugen, Ltd. (A)	21,052	347,581
Danel Adir Yeoshua, Ltd.	1,822	231,937
Delek Automotive Systems, Ltd.	14,507	80,551
Delek Group, Ltd. (A)	241	5,593
Delta Galil Industries, Ltd.	3,337	52,081
Dor Alon Energy in Israel 1988, Ltd. (A)	2,265	53,478
Duniec Brothers, Ltd.	677	19,700
El Al Israel Airlines (A)	137,546	30,236
Electra Consumer Products 1970, Ltd.	3,782	105,790
Electra Real Estate, Ltd. (A)	8,261	38,631
Electra, Ltd.	660	299,465
30	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Israel (continued)
Electreon Wireless, Ltd. (A)	1,073	$82,848
Energix-Renewable Energies, Ltd. (A)	27,912	131,641
Enlight Renewable Energy, Ltd. (A)	172,359	327,295
Equital, Ltd. (A)	8,530	170,363
First International Bank of Israel, Ltd.	1	14
FMS Enterprises Migun, Ltd.	1,394	35,191
Formula Systems 1985, Ltd.	3,729	342,670
Fox Wizel, Ltd.	3,426	169,580
Gilat Satellite Networks, Ltd. (A)	11,617	62,813
Gilat Satellite Networks, Ltd. (New York Stock Exchange) (A)	759	4,091
Hadera Paper, Ltd. (A)	1,499	47,351
Ham-Let Israel-Canada, Ltd. (A)	2,259	41,111
Harel Insurance Investments & Financial Services, Ltd. (A)	42,237	302,942
Hilan, Ltd.	5,426	254,984
IDI Insurance Company, Ltd.	2,800	75,358
IES Holdings, Ltd. (A)	762	36,723
Inrom Construction Industries, Ltd.	21,145	84,702
Israel Canada T.R., Ltd.	47,404	61,467
Israel Land Development - Urban Renewal, Ltd.	4,391	32,416
Isras Investment Company, Ltd.	541	83,441
Issta Lines, Ltd. (A)	1,677	17,859
Itamar Medical, Ltd. (A)(B)	61,568	45,676
Kamada, Ltd. (A)	11,932	117,354
Kerur Holdings, Ltd.	2,256	69,302
Klil Industries, Ltd. (A)	300	21,087
Levinstein Properties, Ltd.	1,350	24,880
Magic Software Enterprises, Ltd.	10,744	163,758
Malam - Team, Ltd.	326	58,874
Matrix IT, Ltd.	13,450	345,991
Maytronics, Ltd.	16,549	243,612
Mediterranean Towers, Ltd. (A)	29,603	67,452
Mega Or Holdings, Ltd.	6,183	156,250
Mehadrin, Ltd. (A)	167	6,667
Meitav Dash Investments, Ltd.	9,168	33,868
Menora Mivtachim Holdings, Ltd.	11,021	143,194
Migdal Insurance & Financial Holdings, Ltd. (A)	140,977	114,853
Minrav Holdings, Ltd. (A)	126	17,585
Mivne Real Estate KD, Ltd. (A)	66,219	137,177
Mivtach Shamir Holdings, Ltd. (A)	1,455	34,557
Naphtha Israel Petroleum Corp., Ltd. (A)	14,316	52,868
Nawi Brothers, Ltd. (A)	6,442	30,005
Neto ME Holdings, Ltd.	616	28,535
Nova Measuring Instruments, Ltd. (A)	8,996	490,964
Novolog, Ltd.	61,707	50,654
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	31

	Shares	Value
Israel (continued)
NR Spuntech Industries, Ltd.	7,555	$25,628
Oil Refineries, Ltd.	526,893	107,213
One Software Technologies, Ltd.	1,189	98,933
OPC Energy, Ltd.	11,638	93,985
Partner Communications Company, Ltd. (A)	55,594	239,941
Paz Oil Company, Ltd.	3,404	345,022
Perion Network, Ltd. (A)	7,639	46,168
Plasson Industries, Ltd.	1,357	55,922
Pluristem Therapeutics, Inc. (A)	1,728	18,833
Plus500, Ltd.	30,141	586,576
Priortech, Ltd. (A)	2,125	29,816
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	2,696	162,146
Scope Metals Group, Ltd. (A)	2,885	47,492
Shikun & Binui, Ltd. (A)	55,683	248,261
Shufersal, Ltd.	25,469	200,355
Summit Real Estate Holdings, Ltd.	15,438	151,697
Suny Cellular Communication, Ltd. (A)	18,682	4,687
Tadiran Holdings, Ltd.	1,091	65,657
Telsys	1,590	41,820
The Phoenix Holdings, Ltd. (A)	47,349	236,867
Tower Semiconductor, Ltd. (A)	1	12
Union Bank of Israel	5,355	29,478
Victory Supermarket Chain, Ltd.	2,484	59,202
YH Dimri Construction & Development, Ltd.	2,839	86,469
Italy 3.8%		30,691,377
A2A SpA	651,803	951,645
ACEA SpA	22,534	463,343
Aeffe SpA (A)	24,188	25,863
Amplifon SpA (A)	26,870	895,869
Anima Holding SpA (D)	146,027	641,470
Aquafil SpA (A)(B)	2,427	10,849
Arnoldo Mondadori Editore SpA (A)	76,767	96,722
Ascopiave SpA	25,679	100,461
Autogrill SpA (A)(B)	46,822	239,774
Autostrade Meridionali SpA (A)	562	14,120
Avio SpA (A)	10,093	176,587
Azimut Holding SpA	45,765	888,226
B&C Speakers SpA (A)	959	10,673
Banca Carige SpA (A)(C)	14,180	23
Banca Farmafactoring SpA (D)	46,719	259,293
Banca Generali SpA	21,107	643,020
Banca IFIS SpA (B)	11,788	122,972
Banca Mediolanum SpA	28,818	213,570
32	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Italy (continued)
Banca Monte dei Paschi di Siena SpA (A)	1,513	$2,588
Banca Popolare di Sondrio SCPA (A)(B)	194,501	467,367
Banca Profilo SpA	121,842	30,111
Banca Sistema SpA (A)(D)	23,962	51,878
Banco BPM SpA (A)	330,707	556,865
Banco di Desio e della Brianza SpA	13,389	35,970
BasicNet SpA	12,397	51,076
Be Shaping The Future SpA	26,372	35,897
BF SpA	3,630	15,802
Biesse SpA (A)	2,900	48,636
BPER Banca (A)	116,660	320,149
Brunello Cucinelli SpA (A)	13,152	415,344
Buzzi Unicem SpA (B)	33,537	819,802
Buzzi Unicem SpA, Savings Shares	13,458	187,568
Cairo Communication SpA (A)	32,522	51,715
Carel Industries SpA (D)	6,235	152,412
Cementir Holding NV	23,005	160,666
Cerved Group SpA (A)	75,982	648,001
CIR SpA-Compagnie Industriali (A)	340,106	162,785
Credito Emiliano SpA (A)	45,504	230,652
Credito Valtellinese SpA (A)	23,131	204,870
Danieli & C Officine Meccaniche SpA (B)	6,990	104,223
Danieli & C Officine Meccaniche SpA, Savings Shares	9,256	80,695
Datalogic SpA	7,589	102,344
De' Longhi SpA (A)	23,409	776,959
DeA Capital SpA (A)	51,454	71,286
DiaSorin SpA	2,337	423,042
Elica SpA (A)	10,005	31,386
Emak SpA (A)	28,372	28,436
Enav SpA (D)	60,977	256,553
ERG SpA	23,283	616,072
Esprinet SpA (A)	17,722	110,375
Eurotech SpA (A)(B)	15,408	80,399
Falck Renewables SpA	62,064	416,161
Fiera Milano SpA (B)	13,870	44,084
Fila SpA (A)	2,736	23,919
Fincantieri SpA (A)(B)	239,241	169,159
FNM SpA (A)(B)	72,366	55,739
Freni Brembo SpA (A)	58,131	562,003
Gefran SpA (A)	1,600	9,367
Geox SpA (A)	22,422	17,627
Gruppo MutuiOnline SpA	10,709	296,537
Guala Closures SpA (A)(B)	13,049	102,321
Hera SpA	323,845	1,236,522
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	33

	Shares	Value
Italy (continued)
Illimity Bank SpA (A)(B)	18,460	$181,753
IMA Industria Macchine Automatiche SpA (A)(B)	5,235	420,014
IMMSI SpA (A)(B)	101,365	46,827
Intek Group SpA (A)	66,972	19,009
Interpump Group SpA	27,078	945,276
Intesa Sanpaolo SpA (A)	652,116	1,403,680
Iren SpA	248,032	649,499
Italgas SpA	206,901	1,332,461
Italmobiliare SpA	6,529	238,308
Juventus Football Club SpA (A)(B)	130,865	143,296
La Doria SpA	6,327	83,219
Leonardo SpA	136,211	921,536
LU-VE SpA	2,562	35,152
Maire Tecnimont SpA (A)(B)	65,851	119,172
MARR SpA (A)	13,640	209,524
Massimo Zanetti Beverage Group SpA (D)	3,791	16,933
Mediaset SpA (A)(B)	170,993	315,534
Openjobmetis SpA Agenzia per il Lavoro	4,189	30,062
OVS SpA (A)(D)	59,149	57,080
Piaggio & C SpA	78,379	222,339
Pirelli & C. SpA (A)(B)(D)	166,095	718,452
Prima Industrie SpA (A)	1,462	22,417
Prysmian SpA	41,678	1,164,756
RAI Way SpA (D)	40,725	264,870
Reno de Medici SpA (B)	86,273	84,588
Reply SpA	8,288	921,412
Retelit SpA (B)	39,468	95,409
Rizzoli Corriere Della Sera Mediagroup SpA (A)(B)	44,608	30,172
Sabaf SpA (A)	2,928	41,925
SAES Getters SpA	789	24,656
Safilo Group SpA (A)(B)	16,568	12,856
Saipem SpA	162,309	347,662
Salvatore Ferragamo SpA (A)	22,137	318,407
Saras SpA (A)	186,965	129,673
Servizi Italia SpA	3,687	10,085
Sesa SpA	2,556	229,508
Societa Cattolica di Assicurazioni SC (A)	85,898	511,009
Sogefi SpA (A)	10,059	10,961
SOL SpA (B)	9,408	121,603
Tamburi Investment Partners SpA (B)	55,134	369,912
Technogym SpA (A)(B)(D)	36,463	327,769
Tinexta SpA (A)	8,122	169,173
Tod's SpA (A)	2,411	69,650
TXT e-solutions SpA (A)	3,737	34,370
34	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Italy (continued)
Unieuro SpA (A)(B)(D)	5,335	$57,044
Unipol Gruppo SpA (A)	186,141	897,590
Webuild SpA	63,047	81,969
Wiit SpA	152	22,494
Zignago Vetro SpA	12,499	190,468
Japan 23.5%		187,998,934
A&D Company, Ltd.	8,600	51,958
Abist Company, Ltd.	1,300	36,629
Access Company, Ltd.	6,400	57,166
Achilles Corp.	5,800	97,260
AD Works Group Company, Ltd.	10,540	16,289
Adastria Company, Ltd.	11,440	178,401
ADEKA Corp.	34,891	509,196
Ad-sol Nissin Corp. (B)	2,800	65,459
Advan Company, Ltd.	9,100	115,857
Advance Create Company, Ltd.	1,600	32,429
Advanex, Inc.	1,000	12,731
Advantage Risk Management Company, Ltd.	1,800	12,890
Adventure, Inc.	600	23,989
Adways, Inc.	4,800	15,754
Aeon Delight Company, Ltd.	5,800	171,506
Aeon Fantasy Company, Ltd. (B)	3,300	53,099
AEON Financial Service Company, Ltd.	5,700	50,640
Aeon Hokkaido Corp.	7,700	57,407
Aeria, Inc. (A)	4,300	21,789
AFC-HD AMS Life Science Company, Ltd.	1,800	11,457
Agro-Kanesho Company, Ltd.	900	12,948
Ahresty Corp.	9,400	28,942
Ai Holdings Corp.	14,600	243,844
Aichi Corp.	15,500	120,044
Aichi Steel Corp.	5,100	127,479
Aichi Tokei Denki Company, Ltd.	1,100	46,560
Aida Engineering, Ltd.	23,500	152,462
Aiful Corp. (A)	147,400	351,915
Ainavo Holdings Company, Ltd.	2,400	21,127
Aiphone Company, Ltd.	4,600	59,851
Airport Facilities Company, Ltd.	11,800	46,540
Aisan Industry Company, Ltd.	17,500	77,787
Aizawa Securities Company, Ltd.	16,600	108,189
Ajis Company, Ltd.	1,600	43,558
Akatsuki Corp.	6,800	17,880
Akatsuki, Inc.	2,200	84,019
Akebono Brake Industry Company, Ltd. (A)	25,300	39,891
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	35

	Shares	Value
Japan (continued)
Albis Company, Ltd.	2,200	$54,142
Alconix Corp.	8,400	111,558
Alinco, Inc.	5,400	47,508
Alpen Company, Ltd.	8,400	142,467
Alpha Corp.	2,500	21,899
AlphaPolis Company, Ltd. (A)	1,100	33,792
Alps Logistics Company, Ltd.	6,000	46,273
Altech Corp.	7,130	122,769
Amano Corp.	15,200	316,882
Amiyaki Tei Company, Ltd. (B)	2,000	52,976
Amuse, Inc.	2,300	50,948
Anabuki Kosan, Inc.	1,000	13,848
Anest Iwata Corp.	13,300	102,424
AOI Electronics Company, Ltd.	1,600	32,578
AOI TYO Holdings, Inc.	12,810	48,646
AOKI Holdings, Inc.	19,400	104,506
Aoyama Trading Company, Ltd.	15,100	90,676
Aoyama Zaisan Networks Company, Ltd.	2,200	31,759
Apaman Company, Ltd.	3,100	16,148
Arakawa Chemical Industries, Ltd.	8,200	91,861
Arata Corp.	5,700	272,419
Araya Industrial Company, Ltd.	1,200	11,573
Arcland Sakamoto Company, Ltd.	13,700	272,395
Arcland Service Holdings Company, Ltd.	6,900	129,090
Arcs Company, Ltd.	17,884	441,991
Ardepro Company, Ltd.	60,800	32,638
Arealink Company, Ltd. (B)	6,400	60,287
Argo Graphics, Inc.	6,500	214,272
Arisawa Manufacturing Company, Ltd.	15,000	132,621
Artnature, Inc.	6,300	36,502
ArtSpark Holdings, Inc.	500	8,051
Asahi Broadcasting Group Holdings Corp.	4,000	27,050
Asahi Company, Ltd.	7,500	129,286
Asahi Diamond Industrial Company, Ltd.	23,100	108,014
Asahi Holdings, Inc.	14,500	486,702
Asahi Kogyosha Company, Ltd.	1,700	44,987
Asahi Net, Inc.	6,800	60,492
Asahi Printing Company, Ltd.	3,100	26,403
ASAHI YUKIZAI Corp.	6,100	71,685
Asante, Inc.	2,700	36,065
Asanuma Corp.	3,100	129,589
Asax Company, Ltd.	4,100	26,814
Ashimori Industry Company, Ltd.	1,599	13,387
Asia Pile Holdings Corp.	11,600	50,831
36	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
ASKA Pharmaceutical Company, Ltd.	10,100	$113,807
ASKUL Corp.	4,800	148,477
Asti Corp.	700	8,023
Asukanet Company, Ltd.	2,200	27,930
Ateam, Inc.	7,200	62,820
Atom Corp. (B)	26,000	220,461
Atsugi Company, Ltd.	6,700	31,384
Aucnet, Inc.	1,000	11,140
Autobacs Seven Company, Ltd.	24,900	322,006
Avant Corp.	8,200	80,182
Avantia Company, Ltd. (B)	5,700	42,479
Avex, Inc.	15,000	129,293
Axell Corp.	1,700	14,268
Axial Retailing, Inc.	5,800	262,987
Axyz Company, Ltd.	500	13,674
Azia Company, Ltd.	1,000	18,601
Bando Chemical Industries, Ltd.	18,800	103,001
Bank of the Ryukyus, Ltd.	15,300	127,560
Baroque Japan, Ltd.	2,500	14,898
BayCurrent Consulting, Inc.	4,800	514,064
Beaglee, Inc. (A)	1,800	27,141
Beauty Garage, Inc.	100	1,957
Beenos, Inc.	2,400	36,933
Belc Company, Ltd.	4,200	297,098
Bell System24 Holdings, Inc.	12,200	198,579
Belluna Company, Ltd.	26,400	252,226
BeNEXT Group, Inc.	9,600	101,718
Bic Camera, Inc.	14,000	154,924
Biofermin Pharmaceutical Company, Ltd.	2,100	48,006
B-Lot Company, Ltd.	3,000	19,698
BML, Inc.	9,900	252,435
Bookoff Group Holdings, Ltd.	2,900	23,250
Bourbon Corp.	1,500	27,519
BP Castrol KK	2,600	28,197
Br. Holdings Corp.	9,900	59,476
BrainPad, Inc. (A)(B)	1,300	47,777
Broadleaf Company, Ltd.	37,100	176,909
BRONCO BILLY Company, Ltd.	700	14,424
Bull-Dog Sauce Company, Ltd.	2,800	31,435
Bunka Shutter Company, Ltd.	24,200	171,914
Business Brain Showa-Ota, Inc.	1,600	21,063
C Uyemura & Company, Ltd.	2,200	153,762
CAC Holdings Corp.	5,500	67,473
Can Do Company, Ltd.	3,800	77,473
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	37

	Shares	Value
Japan (continued)
Canare Electric Company, Ltd.	1,500	$23,296
Canon Electronics, Inc.	9,800	136,798
Career Design Center Company, Ltd.	2,500	20,393
Carenet, Inc.	700	17,925
Carlit Holdings Company, Ltd.	7,200	32,716
Casa, Inc.	1,000	10,454
Cawachi, Ltd.	7,900	224,792
Central Automotive Products, Ltd.	3,600	78,007
Central Glass Company, Ltd.	12,286	244,539
Central Security Patrols Company, Ltd.	3,200	107,385
Central Sports Company, Ltd.	2,400	50,394
Ceres, Inc.	2,700	46,126
Charm Care Corp. KK	5,400	50,867
Chikaranomoto Holdings Company, Ltd.	1,000	6,406
Chilled & Frozen Logistics Holdings Company, Ltd. (B)	6,200	97,976
CHIMNEY Company, Ltd.	1,800	24,145
Chino Corp.	2,500	32,914
Chiyoda Company, Ltd. (B)	8,800	83,745
Chiyoda Integre Company, Ltd.	5,200	78,559
Chodai Company, Ltd.	2,800	32,979
Chofu Seisakusho Company, Ltd.	8,500	169,567
Chori Company, Ltd.	5,300	78,914
Chubu Shiryo Company, Ltd.	9,900	152,109
Chudenko Corp.	13,000	277,345
Chuetsu Pulp & Paper Company, Ltd.	4,200	56,432
Chugai Ro Company, Ltd.	2,400	33,394
Chugoku Marine Paints, Ltd.	21,100	196,179
Chuo Gyorui Company, Ltd.	300	7,657
Chuo Spring Company, Ltd.	1,600	39,309
Chuo Warehouse Company, Ltd.	2,600	24,996
CI Takiron Corp.	16,400	104,618
Citizen Watch Company, Ltd.	127,600	404,700
CK-San-Etsu Company, Ltd.	800	25,188
Cleanup Corp.	9,700	46,746
CMC Corp.	800	15,373
CMIC Holdings Company, Ltd.	5,600	69,130
CMK Corp.	27,300	119,261
cocokara fine, Inc.	8,130	455,554
Colowide Company, Ltd.	22,200	346,957
Comany, Inc.	1,000	10,872
Computer Engineering & Consulting, Ltd.	11,000	168,593
Computer Institute of Japan, Ltd.	5,100	41,365
Comture Corp.	8,600	181,041
CONEXIO Corp.	6,300	77,222
38	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Core Corp.	2,100	$26,626
Corona Corp.	7,000	66,673
Cosel Company, Ltd.	11,500	93,928
Cosmo Energy Holdings Company, Ltd.	23,800	376,817
Cosmos Initia Company, Ltd.	6,900	27,210
Cota Company, Ltd.	5,541	63,102
Create Medic Company, Ltd.	2,400	22,325
Create Restaurants Holdings, Inc.	34,000	210,584
Create SD Holdings Company, Ltd.	3,400	122,824
Credit Saison Company, Ltd.	10,100	115,131
Creek & River Company, Ltd.	4,600	52,376
Cresco, Ltd.	5,800	69,235
CTI Engineering Company, Ltd.	5,100	88,669
CTS Company, Ltd.	11,100	88,741
Cube System, Inc.	2,300	23,788
Curves Holdings Company, Ltd.	15,800	100,814
Cyber Com Company, Ltd.	900	16,155
Cybernet Systems Company, Ltd.	6,300	47,209
Cyberstep, Inc.	1,100	10,932
Cybozu, Inc.	8,100	238,420
Dai Nippon Toryo Company, Ltd.	11,000	91,833
Daibiru Corp.	19,000	213,555
Dai-Dan Company, Ltd.	5,100	129,267
Daido Kogyo Company, Ltd.	3,900	21,068
Daido Metal Company, Ltd.	20,800	103,774
Daido Steel Company, Ltd.	12,200	405,526
Daihatsu Diesel Manufacturing Company, Ltd.	11,100	44,572
Daihen Corp. (B)	7,400	291,267
Daiho Corp.	6,700	170,894
Dai-Ichi Cutter Kogyo KK	600	12,996
Daiichi Jitsugyo Company, Ltd.	3,900	133,006
Daiichi Kensetsu Corp.	800	13,158
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	7,000	51,448
Daiichikosho Company, Ltd.	3,500	109,062
Daiken Corp.	4,800	75,466
Daiken Medical Company, Ltd.	2,900	15,339
Daiki Aluminium Industry Company, Ltd.	14,800	70,028
Daiki Axis Company, Ltd.	1,500	12,081
Daiko Denshi Tsushin, Ltd.	2,000	11,360
Daikoku Denki Company, Ltd.	3,600	34,789
Daikokutenbussan Company, Ltd.	2,200	121,597
Daikyonishikawa Corp.	16,500	89,499
Dainichi Company, Ltd.	5,000	31,441
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	6,500	132,135
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	39

	Shares	Value
Japan (continued)
Daiohs Corp.	1,700	$15,873
Daiseki Company, Ltd.	15,300	369,166
Daishi Hokuetsu Financial Group, Inc.	15,600	299,748
Daishinku Corp.	2,600	42,113
Daisue Construction Company, Ltd.	2,300	18,290
Daito Pharmaceutical Company, Ltd.	4,450	144,821
Daitron Company, Ltd.	4,500	60,195
Daiwa Industries, Ltd. (B)	14,400	124,770
Daiwabo Holdings Company, Ltd.	7,200	433,560
DCM Holdings Company, Ltd.	50,020	611,942
Dear Life Company, Ltd.	6,600	35,468
Delica Foods Holdings Company, Ltd.	1,800	11,158
DeNA Company, Ltd.	17,000	271,240
Densan System Company, Ltd.	2,900	98,536
Denyo Company, Ltd.	6,900	141,998
Descente, Ltd. (A)	2,200	37,626
Dexerials Corp.	24,100	241,020
Digital Arts, Inc.	4,500	347,560
Digital Garage, Inc.	6,200	188,013
Digital Hearts Holdings Company, Ltd.	3,200	31,206
Digital Information Technologies Corp.	1,800	20,976
Dip Corp.	10,500	231,975
DKK Company, Ltd.	4,400	98,029
DKK-Toa Corp.	1,100	8,858
DKS Company, Ltd.	3,600	149,251
DMG Mori Company, Ltd.	43,100	546,702
Doshisha Company, Ltd.	10,100	193,606
Double Standard, Inc.	400	17,372
Doutor Nichires Holdings Company, Ltd.	14,793	228,932
Dowa Holdings Company, Ltd.	10,500	325,932
Dream Incubator, Inc. (A)	3,000	38,755
Drecom Company, Ltd. (A)	4,400	29,008
DTS Corp.	15,300	320,790
Duskin Company, Ltd.	15,600	391,916
Dvx, Inc.	1,200	10,144
DyDo Group Holdings, Inc.	4,700	220,277
Dynic Corp.	2,300	16,787
Eagle Industry Company, Ltd.	13,600	95,490
Earth Corp.	4,100	302,802
EAT&Company, Ltd.	1,800	31,100
Ebara Foods Industry, Inc.	1,600	33,124
Ebara Jitsugyo Company, Ltd.	3,100	84,266
Ebase Company, Ltd.	9,400	106,475
EBook Initiative Japan Company, Ltd. (A)	800	25,882
40	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Eco's Company, Ltd.	3,500	$73,422
EDION Corp. (B)	35,300	399,906
EF-ON, Inc.	10,380	62,573
eGuarantee, Inc.	10,600	225,076
E-Guardian, Inc.	2,900	91,894
Eidai Company, Ltd.	12,000	32,928
Eiken Chemical Company, Ltd.	12,800	230,326
Eizo Corp.	6,800	256,359
Elan Corp.	5,500	126,922
Elecom Company, Ltd.	4,100	185,565
Elematec Corp.	6,800	59,274
EM Systems Company, Ltd.	3,000	24,623
Endo Lighting Corp.	3,000	17,584
Enigmo, Inc. (A)	10,300	151,037
en-japan, Inc.	8,300	239,572
Enomoto Company, Ltd.	900	8,346
Enplas Corp.	3,900	78,171
Enshu, Ltd.	1,800	15,298
Entrust, Inc.	3,300	26,704
EPCO Company, Ltd.	700	6,300
EPS Holdings, Inc.	13,200	125,293
eRex Company, Ltd. (B)	8,000	95,375
ES-Con Japan, Ltd.	15,500	111,156
Escrow Agent Japan, Inc.	4,000	11,447
Eslead Corp.	3,700	45,522
ESPEC Corp.	8,000	138,222
Exedy Corp.	13,400	179,689
Extreme Company, Ltd.	700	9,923
F&M Company, Ltd.	1,500	18,206
Faith, Inc.	3,110	29,655
FALCO HOLDINGS Company, Ltd.	3,200	41,990
FAN Communications, Inc.	22,300	95,639
FCC Company, Ltd.	14,800	268,857
FDK Corp. (A)	5,300	48,474
Feed One Company, Ltd.	40,540	70,402
Felissimo Corp.	1,900	17,919
Fenwal Controls of Japan, Ltd.	700	9,225
Ferrotec Holdings Corp.	15,600	113,756
FFRI Security, Inc. (A)	600	14,559
FIDEA Holdings Company, Ltd.	65,406	64,136
Financial Products Group Company, Ltd. (B)	24,400	124,145
FINDEX, Inc.	3,900	45,552
First Brothers Company, Ltd.	900	7,345
First Juken Company, Ltd.	3,400	31,746
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	41

	Shares	Value
Japan (continued)
First-corp, Inc.	2,000	$11,460
Fixstars Corp.	4,000	43,726
FJ Next Company, Ltd.	7,600	58,125
Focus Systems Corp.	2,900	22,144
Forval Corp.	1,600	14,586
Foster Electric Company, Ltd.	10,100	110,736
France Bed Holdings Company, Ltd.	8,800	70,949
Freebit Company, Ltd.	3,500	28,192
Freund Corp.	3,000	19,759
F-Tech, Inc.	5,900	25,878
FTGroup Company, Ltd.	3,900	49,608
Fudo Tetra Corp.	7,520	100,111
Fuji Company, Ltd. (B)	9,700	170,387
Fuji Corp.	22,400	402,185
Fuji Corp. (Miyagi)	1,900	37,894
Fuji Corp., Ltd.	13,700	67,093
Fuji Die Company, Ltd.	1,000	6,240
Fuji Kyuko Company, Ltd. (B)	4,400	139,618
Fuji Oil Company, Ltd. (A)	31,300	54,289
Fuji Pharma Company, Ltd.	6,400	66,035
Fuji Seal International, Inc.	15,200	275,147
Fuji Soft, Inc.	6,600	298,795
Fujibo Holdings, Inc.	4,500	151,997
Fujicco Company, Ltd.	7,900	154,810
Fujikura Composites, Inc.	6,700	21,987
Fujikura Kasei Company, Ltd.	12,600	61,463
Fujikura, Ltd.	100,500	295,482
Fujimori Kogyo Company, Ltd.	6,300	234,679
Fujio Food System Company, Ltd.	5,600	69,249
Fujisash Company, Ltd.	45,100	35,273
Fujishoji Company, Ltd.	2,400	17,079
Fujita Kanko, Inc. (B)	3,500	49,822
Fujitec Company, Ltd.	11,500	229,283
Fujitsu Frontech, Ltd.	5,700	82,603
Fujiya Company, Ltd.	3,900	80,119
FuKoKu Company, Ltd.	3,000	18,102
Fukuda Corp.	3,300	151,826
Fukuda Denshi Company, Ltd.	1,100	77,773
Fukui Computer Holdings, Inc.	3,300	85,228
Fukushima Galilei Company, Ltd.	5,200	163,965
Fukuyama Transporting Company, Ltd.	4,100	202,171
FULLCAST Holdings Company, Ltd.	7,900	120,079
Funai Electric Company, Ltd. (A)	9,500	44,062
Funai Soken Holdings, Inc.	13,830	276,780
42	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Furukawa Company, Ltd.	14,800	$148,811
Furukawa Electric Company, Ltd.	24,400	581,108
Furuno Electric Company, Ltd.	11,800	104,824
Furusato Industries, Ltd.	4,000	50,980
Furuya Metal Company, Ltd.	700	45,166
Furyu Corp.	4,800	47,133
Fuso Chemical Company, Ltd.	7,000	236,196
Fuso Pharmaceutical Industries, Ltd.	2,500	62,589
Futaba Corp.	17,357	146,330
Futaba Industrial Company, Ltd.	29,000	150,686
Future Corp.	8,500	153,978
Fuyo General Lease Company, Ltd.	8,400	505,914
G-7 Holdings, Inc.	4,200	126,396
GA Technologies Company, Ltd. (A)(B)	400	26,340
Gakken Holdings Company, Ltd.	8,000	121,468
Gakkyusha Company, Ltd.	2,400	24,622
Gakujo Company, Ltd.	1,300	12,364
GCA Corp.	7,500	44,231
Gecoss Corp.	6,500	58,373
Genki Sushi Company, Ltd.	2,100	45,573
Genky DrugStores Company, Ltd.	3,000	97,630
Geo Holdings Corp.	13,300	215,563
Giken, Ltd. (B)	6,100	218,533
GL Sciences, Inc.	2,800	59,966
GLOBERIDE, Inc.	3,600	113,698
Glory, Ltd.	13,800	288,148
Glosel Company, Ltd.	4,400	16,654
GMO Cloud K.K.	1,900	156,836
GMO Financial Holdings, Inc.	22,700	144,355
Godo Steel, Ltd.	5,600	100,527
Gokurakuyu Holdings Company, Ltd. (A)	3,200	10,787
Goldcrest Company, Ltd.	8,570	118,952
Golf Digest Online, Inc.	2,700	13,097
Good Com Asset Company, Ltd.	800	14,420
Grace Technology, Inc.	2,200	83,624
Grandy House Corp.	5,700	18,597
Gree, Inc.	56,900	241,253
GS Yuasa Corp.	26,900	445,161
GSI Creos Corp.	1,100	18,083
G-Tekt Corp.	11,500	111,567
Gun-Ei Chemical Industry Company, Ltd.	1,900	42,648
GungHo Online Entertainment, Inc.	13,000	268,442
Gunze, Ltd.	7,200	259,175
Gurunavi, Inc.	11,900	72,547
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	43

	Shares	Value
Japan (continued)
H.U. Group Holdings, Inc.	22,200	$548,896
H2O Retailing Corp.	38,900	271,551
HABA Laboratories, Inc.	700	27,823
Hagihara Industries, Inc.	6,900	94,682
Hagiwara Electric Holdings Company, Ltd.	3,600	65,001
Hakudo Company, Ltd.	3,200	35,315
Hakuto Company, Ltd.	6,200	64,672
Hakuyosha Company, Ltd.	800	18,797
Halows Company, Ltd.	4,200	158,594
Hamakyorex Company, Ltd.	6,300	196,570
Hamee Corp.	1,000	23,145
Handsman Company, Ltd.	1,300	20,172
Hanwa Company, Ltd.	14,500	292,169
Happinet Corp.	6,900	80,749
Hard Off Corp. Company, Ltd.	3,900	24,360
Harima Chemicals Group, Inc.	6,000	53,535
Haruyama Holdings, Inc.	2,700	18,206
Hayashikane Sangyo Company, Ltd.	1,900	10,039
Hazama Ando Corp.	68,500	465,299
Heiwa Corp.	17,300	291,893
Heiwa Real Estate Company, Ltd.	12,800	340,043
Heiwado Company, Ltd. (B)	14,400	296,984
Helios Techno Holding Company, Ltd.	6,400	17,477
Hibino Corp.	700	7,378
Hibiya Engineering, Ltd.	7,600	126,999
Hiday Hidaka Corp.	7,127	116,776
HI-LEX Corp.	8,000	81,764
Himaraya Company, Ltd.	1,700	14,276
Hinokiya Group Company, Ltd.	2,200	37,164
Hioki EE Corp.	4,300	139,059
Hirakawa Hewtech Corp.	3,600	30,777
Hiramatsu, Inc. (A)	16,400	29,502
Hirano Tecseed Company, Ltd.	2,700	35,202
Hirose Tusyo, Inc.	600	12,697
Hiroshima Gas Company, Ltd.	16,200	54,757
HIS Company, Ltd. (B)	12,200	217,367
Hisaka Works, Ltd.	10,600	81,650
Hitachi Zosen Corp.	68,580	270,757
Hito Communications Holdings, Inc.	1,300	13,422
Hochiki Corp. (B)	5,500	61,440
Hodogaya Chemical Company, Ltd.	2,800	140,069
Hogy Medical Company, Ltd.	7,800	247,663
Hokkaido Coca-Cola Bottling Company, Ltd.	500	18,076
Hokkaido Electric Power Company, Inc.	73,000	311,933
44	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Hokkaido Gas Company, Ltd.	7,200	$107,624
Hokkan Holdings, Ltd.	5,000	66,987
Hokko Chemical Industry Company, Ltd.	8,600	53,790
Hokuetsu Corp.	56,000	191,252
Hokuetsu Industries Company, Ltd.	9,000	87,820
Hokuhoku Financial Group, Inc.	53,400	495,140
Hokuriku Electric Industry Company, Ltd.	3,100	25,434
Hokuriku Electric Power Company	71,300	526,683
Hokuriku Electrical Construction Company, Ltd.	5,600	53,133
Hokuto Corp.	9,800	199,021
Honda Tsushin Kogyo Company, Ltd.	8,400	34,133
H-One Company, Ltd.	7,700	38,078
Honeys Holdings Company, Ltd.	8,860	94,773
Honma Golf, Ltd. (D)	30,500	13,843
Hoosiers Holdings	11,500	68,036
Hosiden Corp.	27,600	241,886
Hosokawa Micron Corp.	3,500	186,681
Hotland Company, Ltd.	1,800	19,357
House Do Company, Ltd.	1,400	13,041
Howa Machinery, Ltd. (B)	5,300	40,990
I K K, Inc.	3,000	15,597
IBJ, Inc. (B)	7,700	65,676
Ichibanya Company, Ltd.	5,600	274,408
Ichigo, Inc.	82,000	219,516
Ichiken Company, Ltd.	2,300	33,980
Ichikoh Industries, Ltd.	14,100	65,481
Ichimasa Kamaboko Company, Ltd.	1,100	10,493
Ichinen Holdings Company, Ltd.	10,700	123,527
Ichiyoshi Securities Company, Ltd.	18,600	82,662
Icom, Inc.	4,600	115,898
ID Holdings Corp.	3,300	43,242
Idea Consultants, Inc.	700	12,029
Idec Corp.	13,600	228,690
IDOM, Inc.	26,500	135,049
Ihara Science Corp.	2,200	30,731
IHI Corp.	11,200	165,751
Iino Kaiun Kaisha, Ltd.	44,400	147,958
IJTT Company, Ltd.	7,760	31,438
Ikegami Tsushinki Company, Ltd.	1,900	14,057
IMAGICA GROUP, Inc.	5,400	19,791
Imasen Electric Industrial	7,000	42,075
Imuraya Group Company, Ltd.	2,700	57,830
Inaba Denki Sangyo Company, Ltd.	19,200	475,398
Inaba Seisakusho Company, Ltd.	4,900	60,296
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	45

	Shares	Value
Japan (continued)
Inabata & Company, Ltd.	19,200	$236,773
Ines Corp.	7,100	89,256
I-Net Corp.	5,400	76,423
Infocom Corp.	8,300	275,858
Infomart Corp.	26,100	179,439
Information Services International-Dentsu, Ltd.	4,400	234,502
Innotech Corp.	6,900	65,877
Insource Company, Ltd. (B)	2,000	49,566
Intage Holdings, Inc.	14,000	121,505
Intelligent Wave, Inc.	2,900	21,347
Inter Action Corp. (B)	3,100	50,311
Internet Initiative Japan, Inc.	8,100	326,423
Inui Global Logistics Company, Ltd.	5,990	45,205
I-O Data Device, Inc.	3,600	34,599
I-PEX, Inc. (B)	5,000	97,063
IR Japan Holdings, Ltd.	1,400	171,300
Iriso Electronics Company, Ltd. (B)	8,000	295,042
I'rom Group Company, Ltd. (B)	2,800	54,320
ISB Corp.	1,300	29,208
Ise Chemicals Corp.	600	16,737
Iseki & Company, Ltd.	9,900	108,304
Ishihara Chemical Company, Ltd.	1,800	34,576
Ishihara Sangyo Kaisha, Ltd.	18,200	123,322
Ishii Iron Works Company, Ltd.	900	22,005
Ishizuka Glass Company, Ltd.	1,000	17,810
Itfor, Inc.	11,200	84,612
ITmedia, Inc.	1,600	38,286
Itochu Enex Company, Ltd.	22,300	197,485
Itochu-Shokuhin Company, Ltd.	2,400	126,861
Itoham Yonekyu Holdings, Inc.	31,300	208,841
Itoki Corp.	16,100	55,322
Itokuro, Inc. (A)	3,000	28,922
IwaiCosmo Holdings, Inc.	7,900	93,968
Iwaki & Company, Ltd.	12,400	54,497
Iwaki Company, Ltd.	2,600	22,890
Iwasaki Electric Company, Ltd.	3,000	40,043
Iwatani Corp. (B)	14,000	503,720
Iwatsu Electric Company, Ltd. (A)	3,700	29,096
Iwatsuka Confectionery Company, Ltd.	1,500	52,358
J Front Retailing Company, Ltd. (B)	27,900	193,596
J Trust Company, Ltd. (B)	30,000	76,602
JAC Recruitment Company, Ltd.	6,000	72,081
Jaccs Company, Ltd.	11,000	180,909
Jafco Company, Ltd.	12,000	482,903
46	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Jalux, Inc.	2,600	$38,699
Jamco Corp.	4,500	30,345
Janome Sewing Machine Company, Ltd. (B)	8,500	52,504
Japan Animal Referral Medical Center Company, Ltd. (A)	600	13,011
Japan Asia Group, Ltd.	9,200	24,680
Japan Asia Investment Company, Ltd. (A)	5,400	11,610
Japan Asset Marketing Company, Ltd. (A)	85,600	85,515
Japan Aviation Electronics Industry, Ltd.	20,200	262,322
Japan Best Rescue System Company, Ltd. (B)	6,400	56,815
Japan Cash Machine Company, Ltd.	11,400	59,384
Japan Display, Inc. (A)	192,500	96,032
Japan Electronic Materials Corp.	2,600	48,818
Japan Elevator Service Holdings Company, Ltd.	3,400	117,671
Japan Foundation Engineering Company, Ltd.	11,400	44,932
Japan Investment Adviser Company, Ltd. (B)	4,600	44,583
Japan Lifeline Company, Ltd.	21,800	290,161
Japan Material Company, Ltd.	23,300	309,938
Japan Medical Dynamic Marketing, Inc.	6,300	112,729
Japan Oil Transportation Company, Ltd.	1,100	27,154
Japan Petroleum Exploration Company, Ltd.	14,200	246,723
Japan Property Management Center Company, Ltd.	6,100	72,268
Japan Pulp & Paper Company, Ltd.	5,200	186,284
Japan Securities Finance Company, Ltd.	47,000	239,902
Japan Transcity Corp.	14,700	69,087
Jastec Company, Ltd.	3,500	41,552
JBCC Holdings, Inc.	5,800	90,757
JCU Corp.	8,200	281,278
Jeol, Ltd.	14,000	410,399
JFE Systems, Inc.	400	14,384
JFLA Holdings, Inc.	2,400	8,583
JIG-SAW, Inc. (A)	900	40,527
Jimoto Holdings, Inc.	71,800	69,087
JINS Holdings, Inc.	4,600	317,392
JK Holdings Company, Ltd.	6,100	42,822
JM Holdings Company, Ltd.	4,800	156,682
JMS Company, Ltd.	9,600	79,457
Joban Kosan Company, Ltd.	2,000	25,886
J-Oil Mills, Inc.	4,500	156,685
Joshin Denki Company, Ltd.	7,800	173,998
Joyful Honda Company, Ltd.	4,100	58,608
JP-Holdings, Inc.	14,400	36,663
JSB Company, Ltd.	1,200	31,804
JSP Corp.	7,000	102,622
Juki Corp.	11,500	50,080
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	47

	Shares	Value
Japan (continued)
JVCKenwood Corp.	73,828	$109,178
K&O Energy Group, Inc.	6,900	98,993
Kadokawa Corp.	10,757	275,160
Kadoya Sesame Mills, Inc.	400	13,602
Kaga Electronics Company, Ltd.	7,300	144,073
Kakiyasu Honten Company, Ltd.	3,900	91,818
Kamakura Shinsho, Ltd.	5,900	52,253
Kameda Seika Company, Ltd.	4,400	218,399
Kamei Corp.	11,200	104,425
Kanaden Corp.	7,400	94,569
Kanagawa Chuo Kotsu Company, Ltd. (B)	1,600	59,926
Kanamic Network Company, Ltd.	7,800	61,233
Kanamoto Company, Ltd.	15,100	327,759
Kandenko Company, Ltd.	33,000	258,813
Kaneka Corp.	16,300	412,885
Kaneko Seeds Company, Ltd.	3,900	52,468
Kanematsu Corp.	30,800	388,862
Kanematsu Electronics, Ltd.	4,100	156,494
Kanemi Company, Ltd.	500	14,094
Kansai Mirai Financial Group, Inc.	40,300	169,721
Kansai Super Market, Ltd.	5,300	63,810
Kanto Denka Kogyo Company, Ltd.	19,000	137,103
Kappa Create Company, Ltd. (A)	10,800	149,817
Kasai Kogyo Company, Ltd.	14,300	51,559
Katakura & Co-op Agri Corp.	1,100	12,589
Katakura Industries Company, Ltd.	12,500	141,825
Katitas Company, Ltd.	5,900	147,285
Kato Sangyo Company, Ltd.	8,500	293,013
Kato Works Company, Ltd.	3,800	37,932
KAWADA TECHNOLOGIES, Inc.	1,900	89,928
Kawagishi Bridge Works Company, Ltd.	600	13,639
Kawai Musical Instruments Manufacturing Company, Ltd.	2,500	61,088
Kawasaki Kisen Kaisha, Ltd. (A)	21,700	241,440
Kawasumi Laboratories, Inc.	6,800	108,940
Kawata Manufacturing Company, Ltd.	1,600	12,364
KeePer Technical Laboratory Company, Ltd.	2,300	55,656
Keihanshin Building Company, Ltd.	16,300	231,674
Keihin Corp.	16,400	398,215
Keiyo Company, Ltd.	17,600	142,282
KEL Corp.	1,900	15,230
Kenedix, Inc.	71,500	347,291
Kenko Mayonnaise Company, Ltd.	5,300	89,166
KFC Holdings Japan, Ltd. (B)	3,500	95,828
KH Neochem Company, Ltd. (B)	12,800	277,206
48	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Kimoto Company, Ltd.	15,600	$22,928
Kimura Chemical Plants Company, Ltd.	5,900	23,140
Kimura Unity Company, Ltd.	600	6,112
King Company, Ltd.	2,300	11,909
Kintetsu Department Store Company, Ltd. (B)	2,900	77,990
Kintetsu World Express, Inc.	15,800	325,287
Kirindo Holdings Company, Ltd.	2,600	67,165
Kissei Pharmaceutical Company, Ltd.	10,800	235,545
Ki-Star Real Estate Company, Ltd.	2,800	57,567
Kitagawa Corp.	3,400	44,588
Kitano Construction Corp.	1,500	36,396
Kitanotatsujin Corp.	9,900	51,429
Kito Corp.	8,100	85,277
Kitz Corp.	27,700	161,830
KLab, Inc. (A)	7,500	61,977
Koa Corp.	11,900	120,178
Koatsu Gas Kogyo Company, Ltd.	13,600	100,698
Kobe Electric Railway Company, Ltd. (A)	3,200	111,257
Kobe Steel, Ltd. (A)	138,800	531,912
Kobelco Eco-Solutions Company, Ltd.	1,200	21,456
Kohnan Shoji Company, Ltd.	9,300	335,808
Kohsoku Corp.	3,200	43,851
Koike Sanso Kogyo Company, Ltd.	500	11,055
Kojima Company, Ltd. (B)	13,300	70,696
Kokusai Company, Ltd.	2,400	17,834
Kokusai Pulp & Paper Company, Ltd.	11,900	31,245
Kokuyo Company, Ltd.	25,173	280,530
KOMAIHALTEC, Inc.	1,200	15,630
Komatsu Matere Company, Ltd.	10,700	78,089
Komatsu Wall Industry Company, Ltd.	2,700	43,490
KOMEDA Holdings Company, Ltd.	16,600	285,654
Komehyo Company, Ltd.	3,100	21,395
Komeri Company, Ltd.	12,900	399,738
Komori Corp.	20,724	140,285
Konaka Company, Ltd.	10,500	27,783
Kondotec, Inc.	7,100	78,422
Konica Minolta, Inc. (B)	146,800	473,548
Konishi Company, Ltd.	11,200	156,890
Konoike Transport Company, Ltd.	10,300	109,587
Konoshima Chemical Company, Ltd.	1,800	12,175
Kosaido Company, Ltd. (A)	6,200	42,906
Koshidaka Holdings Company, Ltd. (B)	15,800	68,053
Kotobuki Spirits Company, Ltd. (B)	5,400	249,397
Kourakuen Holdings Corp.	4,800	75,605
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	49

	Shares	Value
Japan (continued)
Kozo Keikaku Engineering, Inc.	800	$20,501
Krosaki Harima Corp.	2,100	60,855
KRS Corp.	3,000	41,211
KU Holdings Company, Ltd.	3,500	26,287
Kumagai Gumi Company, Ltd.	14,800	379,507
Kumiai Chemical Industry Company, Ltd. (B)	14,790	144,140
Kunimine Industries Company, Ltd.	2,100	19,137
Kura Sushi, Inc.	4,100	184,771
Kurabo Industries, Ltd.	5,000	94,769
Kureha Corp.	7,300	312,224
Kurimoto, Ltd.	4,400	77,542
Kuriyama Holdings Corp.	6,900	33,163
Kushikatsu Tanaka Holdings Company	1,300	20,408
KVK Corp.	1,500	22,509
KYB Corp. (A)	9,700	193,151
Kyoden Company, Ltd.	10,400	31,286
Kyodo Printing Company, Ltd.	2,200	54,492
Kyoei Steel, Ltd.	8,600	108,063
Kyokuto Boeki Kaisha, Ltd.	2,700	33,062
Kyokuto Kaihatsu Kogyo Company, Ltd.	13,500	166,336
Kyokuto Securities Company, Ltd.	9,900	54,650
Kyokuyo Company, Ltd.	4,800	121,671
KYORIN Holdings, Inc.	16,100	304,967
Kyoritsu Maintenance Company, Ltd. (B)	11,280	412,785
Kyoritsu Printing Company, Ltd.	9,100	11,317
Kyosan Electric Manufacturing Company, Ltd.	18,000	85,399
Kyowa Electronic Instruments Company, Ltd.	11,400	45,376
Kyowa Leather Cloth Company, Ltd.	5,000	26,712
Kyushu Financial Group, Inc.	75,800	348,011
Kyushu Leasing Service Company, Ltd.	5,600	29,967
LAC Company, Ltd.	4,100	43,171
Lacto Japan Company, Ltd.	1,400	47,044
LEC, Inc. (B)	8,500	134,246
LIFULL Company, Ltd.	22,900	100,051
Like Company, Ltd. (B)	3,100	57,016
Linical Company, Ltd.	4,600	34,495
Link And Motivation, Inc. (B)	8,500	28,388
Lintec Corp.	18,100	428,944
Litalico, Inc. (A)	2,100	52,322
Lonseal Corp.	500	7,829
Look Holdings, Inc.	3,600	27,499
Luckland Company, Ltd.	600	12,466
M&A Capital Partners Company, Ltd. (A)	4,000	146,937
Macnica Fuji Electronics Holdings, Inc.	18,100	305,803
50	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Macromill, Inc.	11,100	$90,417
Maeda Corp. (B)	59,500	441,373
Maeda Kosen Company, Ltd.	7,800	187,395
Maeda Road Construction Company, Ltd.	15,900	293,162
Maezawa Industries, Inc.	5,000	20,751
Maezawa Kasei Industries Company, Ltd.	5,500	51,728
Maezawa Kyuso Industries Company, Ltd.	4,100	81,302
Makino Milling Machine Company, Ltd.	9,815	338,946
Mamiya-Op Company, Ltd.	2,000	13,031
MarkLines Company, Ltd.	4,500	92,387
Mars Group Holdings Corp.	5,300	83,566
Marubun Corp.	7,700	34,220
Marudai Food Company, Ltd.	9,300	162,470
Marufuji Sheet Piling Company, Ltd.	300	5,444
Maruha Nichiro Corp.	16,581	375,303
Maruka Corp. (B)	3,200	58,608
Marumae Company, Ltd.	3,000	25,007
Marusan Securities Company, Ltd.	25,061	99,409
Maruwa Company, Ltd.	3,800	320,395
Maruwa Unyu Kikan Company, Ltd.	2,900	112,524
Maruyama Manufacturing Company, Inc.	900	10,873
Maruzen CHI Holdings Company, Ltd.	4,800	16,818
Maruzen Company, Ltd.	4,100	69,992
Maruzen Showa Unyu Company, Ltd.	5,700	184,315
Marvelous, Inc.	12,700	94,981
Matching Service Japan Company, Ltd.	2,000	15,417
Matsuda Sangyo Company, Ltd.	6,020	88,433
Matsui Construction Company, Ltd. (B)	8,500	56,258
Matsuoka Corp.	700	13,028
Matsuyafoods Holdings Company, Ltd. (B)	3,400	114,039
Max Company, Ltd.	5,400	80,930
Maxell Holdings, Ltd.	20,000	191,760
Maxvalu Tokai Company, Ltd.	2,100	48,406
MCJ Company, Ltd.	24,600	218,876
MEC Company, Ltd.	4,900	85,268
Media Do Company, Ltd.	1,700	108,172
Medical & Biological Laboratories Company, Ltd. (A)	600	17,763
Medical Data Vision Company, Ltd. (A)(B)	4,400	74,469
Medical System Network Company, Ltd.	6,600	30,056
Medius Holdings Company, Ltd.	2,500	19,501
Megachips Corp.	6,800	135,465
Megmilk Snow Brand Company, Ltd.	18,700	423,964
Meidensha Corp.	14,717	226,542
Meiji Electric Industries Company, Ltd.	2,800	36,031
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	51

	Shares	Value
Japan (continued)
Meiji Shipping Company, Ltd.	6,300	$18,956
Meiko Electronics Company, Ltd.	8,600	134,442
Meiko Network Japan Company, Ltd. (B)	9,200	65,224
Meisei Industrial Company, Ltd.	16,200	120,226
Meitec Corp.	9,900	477,081
Meito Sangyo Company, Ltd.	4,300	59,926
Meiwa Corp.	10,600	46,960
Melco Holdings, Inc.	2,900	70,264
Members Company, Ltd.	2,700	40,371
Menicon Company, Ltd.	8,500	519,535
Mercuria Investment Company, Ltd.	1,700	9,629
Metaps, Inc. (A)	3,700	31,049
METAWATER Company, Ltd.	4,600	193,249
Mie Kotsu Group Holdings, Inc.	19,600	85,147
Mikuni Corp.	8,400	20,998
Milbon Company, Ltd.	9,320	512,506
Mimaki Engineering Company, Ltd.	5,100	18,375
Mimasu Semiconductor Industry Company, Ltd.	6,700	135,697
Ministop Company, Ltd. (B)	7,100	101,432
Miraial Company, Ltd.	3,700	34,968
Mirait Holdings Corp.	30,020	420,863
Miroku Jyoho Service Company, Ltd.	6,900	141,108
Mitani Corp.	4,200	261,586
Mitani Sangyo Company, Ltd.	8,100	26,834
Mitani Sekisan Company, Ltd.	3,200	175,970
Mito Securities Company, Ltd.	24,200	46,366
Mitsuba Corp. (A)	16,500	57,644
Mitsubishi Kakoki Kaisha, Ltd.	2,600	42,705
Mitsubishi Logisnext Company, Ltd.	10,700	100,569
Mitsubishi Paper Mills, Ltd.	13,838	43,845
Mitsubishi Pencil Company, Ltd.	9,300	116,932
Mitsubishi Research Institute, Inc.	2,100	77,665
Mitsubishi Shokuhin Company, Ltd.	5,900	152,475
Mitsubishi Steel Manufacturing Company, Ltd. (A)	6,800	36,003
Mitsuboshi Belting, Ltd.	11,500	177,838
Mitsui E&S Holdings Company, Ltd. (A)	29,900	120,863
Mitsui High-Tec, Inc.	6,600	99,556
Mitsui Matsushima Holdings Company, Ltd.	6,500	44,955
Mitsui Mining & Smelting Company, Ltd.	25,100	602,650
Mitsui Sugar Company, Ltd.	7,300	133,146
Mitsui-Soko Holdings Company, Ltd.	9,500	159,051
Mitsuuroko Group Holdings Company, Ltd. (B)	13,800	147,447
Mixi, Inc.	17,800	394,190
Miyaji Engineering Group, Inc.	2,600	39,710
52	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Miyoshi Oil & Fat Company, Ltd.	2,600	$28,396
Mizuho Leasing Company, Ltd.	10,600	266,884
Mizuho Medy Company, Ltd.	800	12,202
Mizuno Corp.	8,600	153,999
Mobile Factory, Inc. (A)	2,400	30,873
Mochida Pharmaceutical Company, Ltd.	1,000	36,972
Modec, Inc.	8,400	140,507
Molitec Steel Company, Ltd.	6,100	17,507
Monex Group, Inc.	74,300	193,152
Money Partners Group Company, Ltd.	4,700	9,221
MORESCO Corp.	3,000	27,144
Mori-Gumi Company, Ltd.	3,900	9,674
Morinaga Milk Industry Company, Ltd.	8,500	413,049
Moriroku Holdings Company, Ltd.	2,700	42,902
Morita Holdings Corp.	11,100	203,233
Morito Company, Ltd.	9,500	52,272
Morningstar Japan KK	3,300	13,153
Morozoff, Ltd. (B)	1,000	50,114
Mory Industries, Inc.	2,200	44,645
MrMax Holdings, Ltd.	11,300	80,435
MTI, Ltd.	8,800	60,692
Mugen Estate Company, Ltd.	4,300	19,274
Murakami Corp.	2,600	58,722
Musashi Company, Ltd.	900	16,965
Musashi Seimitsu Industry Company, Ltd.	21,600	215,908
Mutoh Holdings Company, Ltd.	600	8,477
N Field Company, Ltd.	3,200	18,231
NAC Company, Ltd.	4,700	41,618
Nachi-Fujikoshi Corp.	6,300	195,506
Nadex Company, Ltd.	1,200	7,492
Nafco Company, Ltd.	5,000	97,194
Nagano Keiki Company, Ltd.	5,500	44,835
Nagase & Company, Ltd.	42,100	548,019
Nagatanien Holdings Company, Ltd.	4,500	95,459
Nagawa Company, Ltd.	2,300	143,900
Naigai Trans Line, Ltd.	2,800	28,894
Nakabayashi Company, Ltd.	8,300	47,916
Nakamoto Packs Company, Ltd.	800	11,359
Nakamuraya Company, Ltd.	1,600	59,268
Nakanishi, Inc.	3,900	62,506
Nakano Corp.	7,900	27,780
Nakayama Steel Works, Ltd.	10,000	32,993
Nakayamafuku Company, Ltd.	4,400	19,546
Nakayo, Inc.	1,000	12,674
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	53

	Shares	Value
Japan (continued)
Namura Shipbuilding Company, Ltd.	21,772	$31,602
Narasaki Sangyo Company, Ltd.	1,600	27,638
Natori Company, Ltd.	4,000	69,359
NEC Capital Solutions, Ltd.	3,800	64,609
Neturen Company, Ltd.	15,300	71,829
New Art Holdings Company, Ltd.	1,800	10,751
New Japan Chemical Company, Ltd.	8,300	12,586
Nextage Company, Ltd. (B)	5,800	55,640
Nexyz Group Corp. (B)	2,600	20,470
NF Corp.	2,500	46,763
NFC Holdings, Inc.	600	12,914
NHK Spring Company, Ltd.	50,300	314,564
Nicca Chemical Company, Ltd.	2,500	20,570
Nice Corp. (A)	2,300	25,989
Nichia Steel Works, Ltd.	11,800	30,739
Nichias Corp. (B)	24,200	572,920
Nichiban Company, Ltd.	4,700	69,945
Nichicon Corp.	19,873	146,087
Nichiden Corp.	6,200	115,925
Nichiha Corp.	9,700	229,023
Nichi-iko Pharmaceutical Company, Ltd.	15,600	175,239
Nichimo Company, Ltd.	700	12,452
Nichireki Company, Ltd.	11,100	173,884
Nichirin Company, Ltd.	4,690	57,859
Nihon Chouzai Company, Ltd.	4,960	76,636
Nihon Dempa Kogyo Company, Ltd. (A)	4,700	16,345
Nihon Dengi Company, Ltd.	1,100	36,805
Nihon Denkei Company, Ltd.	1,400	15,777
Nihon Flush Company, Ltd.	8,600	113,362
Nihon House Holdings Company, Ltd.	20,500	50,646
Nihon Kagaku Sangyo Company, Ltd.	3,200	32,034
Nihon Nohyaku Company, Ltd.	15,800	74,344
Nihon Parkerizing Company, Ltd.	31,500	303,022
Nihon Plast Company, Ltd.	7,300	28,174
Nihon Tokushu Toryo Company, Ltd.	6,000	53,804
Nihon Yamamura Glass Company, Ltd.	2,800	22,433
Niitaka Company, Ltd.	800	23,050
Nikkato Corp.	2,200	13,221
Nikkiso Company, Ltd. (B)	21,700	214,097
Nikko Company, Ltd.	11,600	70,063
Nikkon Holdings Company, Ltd.	21,400	472,165
Nippi, Inc.	400	13,208
Nippon Air Conditioning Services Company, Ltd.	12,100	81,969
Nippon Aqua Company, Ltd.	2,800	16,392
54	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Nippon Beet Sugar Manufacturing Company, Ltd.	4,800	$83,198
Nippon Carbide Industries Company, Inc.	2,500	27,599
Nippon Carbon Company, Ltd.	5,600	183,233
Nippon Ceramic Company, Ltd.	4,600	108,781
Nippon Chemical Industrial Company, Ltd.	2,500	51,093
Nippon Chemi-Con Corp. (A)	6,927	111,240
Nippon Chemiphar Company, Ltd.	1,100	25,738
Nippon Coke & Engineering Company, Ltd.	97,400	56,894
Nippon Commercial Development Company, Ltd. (B)	3,700	58,106
Nippon Concept Corp.	3,300	38,911
Nippon Concrete Industries Company, Ltd.	18,600	48,878
Nippon Denko Company, Ltd. (A)(B)	51,000	92,373
Nippon Densetsu Kogyo Company, Ltd. (B)	12,900	256,415
Nippon Dry-Chemical Company, Ltd.	900	13,045
Nippon Electric Glass Company, Ltd. (B)	32,000	595,358
Nippon Felt Company, Ltd.	5,500	24,042
Nippon Filcon Company, Ltd.	5,600	29,219
Nippon Fine Chemical Company, Ltd.	4,400	63,958
Nippon Flour Mills Company, Ltd.	18,500	294,208
Nippon Gas Company, Ltd.	13,700	531,795
Nippon Hume Corp.	8,600	61,261
Nippon Kayaku Company, Ltd.	26,700	262,297
Nippon Kodoshi Corp.	2,000	22,529
Nippon Koei Company, Ltd.	6,800	178,328
Nippon Koshuha Steel Company, Ltd. (A)	2,400	7,818
Nippon Light Metal Holdings Company, Ltd.	234,200	410,316
Nippon Paper Industries Company, Ltd.	39,800	506,528
Nippon Parking Development Company, Ltd.	87,100	109,357
Nippon Pillar Packing Company, Ltd.	9,400	129,492
Nippon Piston Ring Company, Ltd.	3,400	32,938
Nippon Rietec Company, Ltd.	3,000	81,393
Nippon Seiki Company, Ltd. (B)	20,200	207,849
Nippon Seisen Company, Ltd.	1,600	49,141
Nippon Sharyo, Ltd. (A)	3,600	84,103
Nippon Sheet Glass Company, Ltd. (A)	27,500	110,117
Nippon Signal Company, Ltd.	18,400	177,836
Nippon Soda Company, Ltd.	10,000	283,925
Nippon Steel Trading Corp.	6,668	200,290
Nippon Suisan Kaisha, Ltd.	105,600	474,689
Nippon Systemware Company, Ltd.	3,800	69,326
Nippon Thompson Company, Ltd.	27,200	93,059
Nippon Yakin Kogyo Company, Ltd.	5,920	84,451
Nipro Corp.	28,300	319,177
Nireco Corp.	1,900	13,790
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	55

	Shares	Value
Japan (continued)
Nishikawa Rubber Company, Ltd.	5,200	$65,310
Nishimatsu Construction Company, Ltd.	22,500	428,165
Nishimatsuya Chain Company, Ltd.	16,100	203,643
Nishimoto Company, Ltd.	1,500	26,623
Nishi-Nippon Financial Holdings, Inc.	54,100	357,010
Nishi-Nippon Railroad Company, Ltd.	7,900	230,088
Nishio Rent All Company, Ltd.	9,400	207,158
Nissan Shatai Company, Ltd.	22,700	204,247
Nissan Tokyo Sales Holdings Company, Ltd.	8,300	19,806
Nissei ASB Machine Company, Ltd.	3,300	127,565
Nissei Corp.	1,100	11,427
Nissei Plastic Industrial Company, Ltd.	7,100	57,136
Nissha Company, Ltd.	16,600	181,118
Nisshin Group Holdings Company, Ltd.	16,600	63,251
Nisshinbo Holdings, Inc.	70,057	484,619
Nissin Corp.	6,700	101,744
Nissin Electric Company, Ltd.	19,300	204,828
Nissin Kogyo Company, Ltd.	16,000	336,526
Nissin Sugar Company, Ltd.	4,100	70,029
Nissui Pharmaceutical Company, Ltd.	3,800	40,097
Nitta Corp.	9,900	220,472
Nitta Gelatin, Inc.	3,400	21,081
Nittetsu Mining Company, Ltd.	2,700	107,114
Nitto Fuji Flour Milling Company, Ltd.	400	22,958
Nitto Kogyo Corp.	10,200	182,447
Nitto Kohki Company, Ltd.	3,400	64,088
Nitto Seiko Company, Ltd.	17,000	72,601
Nittoc Construction Company, Ltd.	9,000	66,985
NJS Company, Ltd.	3,400	57,338
Noda Corp.	2,500	14,423
Noevir Holdings Company, Ltd.	5,300	242,335
Nohmi Bosai, Ltd.	5,600	117,716
Nojima Corp.	11,800	349,221
NOK Corp.	700	7,593
Nomura Company, Ltd.	31,000	218,703
Noritake Company, Ltd.	4,200	134,618
Noritsu Koki Company, Ltd.	8,700	130,543
Noritz Corp.	14,000	178,172
North Pacific Bank, Ltd.	112,600	236,969
Nozawa Corp.	2,600	16,329
NS Tool Company, Ltd.	2,700	59,367
NS United Kaiun Kaisha, Ltd.	3,800	49,190
NSD Company, Ltd.	26,612	463,754
NTN Corp.	169,500	325,761
56	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
OAK Capital Corp. (A)	16,400	$15,624
Obara Group, Inc. (B)	4,200	142,922
Oenon Holdings, Inc.	20,100	78,758
Ohara, Inc.	2,700	25,949
Ohashi Technica, Inc.	4,900	66,433
Ohba Company, Ltd.	600	3,968
Ohmoto Gumi Company, Ltd.	700	30,107
Ohsho Food Service Corp.	4,500	250,333
Oiles Corp.	9,372	121,659
Okabe Company, Ltd.	20,200	150,280
Okada Aiyon Corp.	2,200	19,451
Okamoto Industries, Inc.	4,100	163,734
Okamoto Machine Tool Works, Ltd.	1,300	26,406
Okamura Corp.	24,600	172,740
Okasan Securities Group, Inc.	70,300	213,495
Okaya Electric Industries Company, Ltd. (A)	2,700	7,568
Oki Electric Industry Company, Ltd.	29,700	284,606
Okinawa Cellular Telephone Company	4,100	161,476
OKUMA Corp.	9,476	432,418
Okumura Corp.	13,000	314,224
Okura Industrial Company, Ltd.	3,400	50,902
Okuwa Company, Ltd.	12,500	172,740
Olympic Group Corp.	3,100	26,341
Onoken Company, Ltd.	7,100	75,521
Onward Holdings Company, Ltd.	49,300	126,858
Ootoya Holdings Company, Ltd. (B)	2,000	56,372
Open Door, Inc. (A)(B)	4,800	61,878
Optex Group Company, Ltd.	8,200	104,919
Organo Corp.	3,300	174,850
Orient Corp.	26,100	28,808
Origin Company, Ltd.	2,200	26,522
Oro Company, Ltd. (B)	2,100	62,197
Osaka Organic Chemical Industry, Ltd.	7,300	167,366
Osaka Soda Company, Ltd.	5,800	138,144
Osaka Steel Company, Ltd.	5,800	59,301
OSAKA Titanium Technologies Company, Ltd. (B)	7,500	65,863
Osaki Electric Company, Ltd.	18,300	93,476
OSG Corp.	24,300	358,906
OSJB Holdings Corp.	59,900	129,802
OUG Holdings, Inc.	1,700	45,272
Outsourcing, Inc.	39,900	329,465
Oyo Corp.	10,900	125,086
Ozu Corp.	2,000	33,410
Pacific Industrial Company, Ltd.	19,900	185,838
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	57

	Shares	Value
Japan (continued)
Pacific Metals Company, Ltd. (B)	7,700	$132,194
PAL GROUP Holdings Company, Ltd.	10,200	110,370
Paltek Corp.	1,800	8,841
PAPYLESS Company, Ltd.	600	15,369
Paraca, Inc.	2,500	39,975
Paramount Bed Holdings Company, Ltd.	7,500	298,497
Paris Miki Holdings, Inc.	9,700	25,150
Parker Corp.	4,000	16,419
Pasona Group, Inc.	9,900	128,850
PC Depot Corp. (B)	13,900	93,372
PCA Corp.	1,200	53,906
PCI Holdings, Inc.	1,600	16,031
Pegasus Sewing Machine Manufacturing Company, Ltd.	7,800	20,725
Penta-Ocean Construction Company, Ltd. (B)	114,000	731,114
Pepper Food Service Company, Ltd. (B)	2,900	11,844
Phil Company, Inc.	1,400	25,054
PIA Corp. (B)	1,500	42,473
Pickles Corp.	2,100	52,478
Pilot Corp.	5,000	147,119
Piolax, Inc.	13,100	200,957
Plenus Company, Ltd.	1,200	19,850
Poletowin Pitcrew Holdings, Inc.	12,800	117,680
Premium Group Company, Ltd.	1,500	27,744
Press Kogyo Company, Ltd.	35,700	102,158
Pressance Corp.	14,400	189,305
Prestige International, Inc.	40,100	338,197
Prima Meat Packers, Ltd.	11,500	336,650
Pronexus, Inc.	6,000	62,914
Properst Company, Ltd.	9,300	12,344
Prored Partners Company, Ltd. (A)	700	37,373
Pro-Ship, Inc.	1,000	14,227
Prospect Company, Ltd.	148,000	55,889
Proto Corp.	10,200	117,205
PS Mitsubishi Construction Company, Ltd.	15,900	86,421
Punch Industry Company, Ltd.	6,700	25,287
QB Net Holdings Company, Ltd. (A)	1,200	22,515
Qol Holdings Company, Ltd.	9,400	100,605
Quick Company, Ltd.	5,200	59,982
Raccoon Holdings, Inc.	6,900	82,660
Raito Kogyo Company, Ltd.	18,200	276,080
Raiznext Corp.	17,500	219,327
Rakus Company, Ltd.	5,000	132,946
Rasa Corp.	2,900	25,715
Rasa Industries, Ltd.	3,800	58,509
58	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Raysum Company, Ltd.	6,600	$57,317
Relia, Inc.	15,300	181,535
Renaissance, Inc.	5,400	48,342
RENOVA, Inc. (A)(B)	5,000	53,632
Resorttrust, Inc.	33,600	477,116
Restar Holdings Corp.	2,900	53,296
Retail Partners Company, Ltd. (B)	9,300	162,948
Rheon Automatic Machinery Company, Ltd.	8,900	92,302
Rhythm Watch Company, Ltd.	2,000	11,819
Riberesute Corp.	2,000	13,757
Ricoh Leasing Company, Ltd.	6,900	176,299
Ride On Express Holdings Company, Ltd.	3,400	80,200
Right On Company, Ltd. (A)(B)	7,900	42,303
Riken Corp. (B)	3,700	89,305
Riken Keiki Company, Ltd.	5,400	130,326
Riken Technos Corp.	19,000	69,418
Riken Vitamin Company, Ltd.	7,800	161,969
Ringer Hut Company, Ltd.	5,700	132,142
Rion Company, Ltd.	3,400	72,024
Riso Kagaku Corp.	6,500	81,227
Riso Kyoiku Company, Ltd.	42,300	117,540
Rock Field Company, Ltd.	6,500	80,411
Rokko Butter Company, Ltd.	5,800	95,562
Roland DG Corp.	6,300	74,802
Rorze Corp.	3,600	168,312
Round One Corp. (B)	27,500	220,446
Royal Holdings Company, Ltd. (B)	11,300	196,148
Rozetta Corp. (A)(B)	1,800	60,747
RS Technologies Company, Ltd.	1,500	44,400
Ryobi, Ltd.	12,600	140,662
Ryoden Corp.	6,900	93,660
Ryosan Company, Ltd.	7,729	142,353
Ryoyo Electro Corp.	6,500	183,712
S Foods, Inc. (B)	6,600	179,190
S Line Company, Ltd.	2,000	17,461
S&B Foods, Inc.	1,500	65,462
Sac's Bar Holdings, Inc.	7,300	37,366
Sagami Rubber Industries Company, Ltd.	2,000	28,649
Saibu Gas Company, Ltd.	10,900	253,327
Saison Information Systems Company, Ltd.	1,000	19,806
Saizeriya Company, Ltd. (B)	12,700	237,848
Sakai Chemical Industry Company, Ltd.	5,800	108,800
Sakai Heavy Industries, Ltd.	1,600	36,062
Sakai Moving Service Company, Ltd.	3,600	155,433
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	59

	Shares	Value
Japan (continued)
Sakai Ovex Company, Ltd.	2,000	$37,776
Sakata INX Corp.	21,700	199,994
Sakura Internet, Inc.	4,500	25,893
Sala Corp. (B)	28,600	156,184
SAMTY Company, Ltd. (B)	12,000	157,792
San Holdings, Inc.	4,600	49,211
San ju San Financial Group, Inc.	8,020	101,446
San-A Company, Ltd.	6,900	280,387
San-Ai Oil Company, Ltd.	23,600	207,825
Sanden Holdings Corp. (A)	8,800	25,258
Sanei Architecture Planning Company, Ltd.	4,100	50,683
Sangetsu Corp.	12,700	194,120
Sanix, Inc. (A)	12,300	31,006
Sanken Electric Company, Ltd.	8,587	176,910
Sanki Engineering Company, Ltd.	18,100	194,047
Sanko Gosei, Ltd.	3,100	7,622
Sanko Metal Industrial Company, Ltd.	600	11,766
Sankyo Company, Ltd.	6,800	187,769
Sankyo Frontier Company, Ltd.	1,300	41,956
Sankyo Seiko Company, Ltd.	10,400	39,653
Sankyo Tateyama, Inc.	13,500	117,032
Sanoh Industrial Company, Ltd.	12,900	80,230
Sanoyas Holdings Corp.	9,400	13,828
Sansei Landic Company, Ltd.	1,100	7,505
Sansei Technologies, Inc. (B)	3,900	22,598
Sansha Electric Manufacturing Company, Ltd.	4,100	23,573
Sanshin Electronics Company, Ltd.	5,500	92,430
Sanwa Holdings Corp.	14,000	140,690
Sanyo Chemical Industries, Ltd.	5,200	241,587
Sanyo Denki Company, Ltd.	4,000	178,749
Sanyo Electric Railway Company, Ltd.	7,300	143,215
Sanyo Engineering & Construction, Inc.	1,900	11,499
Sanyo Shokai, Ltd.	6,600	38,652
Sanyo Special Steel Company, Ltd.	8,829	76,730
Sanyo Trading Company, Ltd.	7,600	73,153
Sapporo Holdings, Ltd.	23,400	417,347
Sata Construction Company, Ltd.	1,800	7,017
Sato Holdings Corp.	10,700	203,833
Sato Shoji Corp.	6,400	55,096
Satori Electric Company, Ltd.	7,100	55,312
Sawada Holdings Company, Ltd.	9,800	81,226
Saxa Holdings, Inc.	1,800	23,796
SB Technology Corp.	3,400	99,120
SBI Insurance Group Company, Ltd. (A)	2,300	33,064
60	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
SBS Holdings, Inc.	7,700	$148,669
Scala, Inc.	7,500	56,602
Scroll Corp.	12,700	106,271
SEC Carbon, Ltd.	500	28,663
Seed Company, Ltd.	3,300	21,642
Seika Corp.	3,800	45,063
Seikagaku Corp.	14,500	148,231
Seikitokyu Kogyo Company, Ltd.	13,200	107,354
Seiko Holdings Corp. (B)	12,900	181,795
Seiko PMC Corp.	5,600	33,988
Seiren Company, Ltd.	19,400	257,010
Sekisui Jushi Corp.	10,300	215,967
Sekisui Kasei Company, Ltd.	9,800	51,445
Senko Group Holdings Company, Ltd.	39,400	349,538
Senshu Electric Company, Ltd.	4,100	118,758
Senshu Ikeda Holdings, Inc.	102,200	160,098
Senshukai Company, Ltd.	17,000	54,118
SFP Holdings Company, Ltd.	1,200	16,215
Shibaura Electronics Company, Ltd.	2,700	60,404
Shibaura Machine Company, Ltd.	9,300	184,276
Shibaura Mechatronics Corp.	1,600	44,079
Shibuya Corp. (B)	6,300	176,501
Shidax Corp. (A)	6,600	14,923
SHIFT, Inc. (A)	300	34,739
Shikibo, Ltd.	2,100	19,722
Shikoku Chemicals Corp.	13,800	140,561
Shikoku Electric Power Company, Inc.	41,700	316,971
Shima Seiki Manufacturing, Ltd.	14,100	201,790
Shimachu Company, Ltd.	16,400	458,507
Shimojima Company, Ltd.	3,900	44,750
Shin Nippon Air Technologies Company, Ltd.	2,700	52,224
Shin Nippon Biomedical Laboratories, Ltd. (B)	10,300	69,332
Shinagawa Refractories Company, Ltd.	2,800	59,036
Shindengen Electric Manufacturing Company, Ltd.	3,400	60,945
Shin-Etsu Polymer Company, Ltd.	19,800	163,200
Shin-Keisei Electric Railway Company, Ltd.	2,200	46,931
Shinki Bus Company, Ltd.	1,300	37,198
Shinko Electric Industries Company, Ltd.	8,200	122,026
Shinko Shoji Company, Ltd.	13,400	113,146
Shinmaywa Industries, Ltd.	22,000	194,972
Shinnihon Corp.	9,600	75,844
Shinoken Group Company, Ltd.	6,400	57,918
Shinsho Corp.	2,100	35,118
Shinwa Company, Ltd. (Gifu)	2,700	17,476
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	61

	Shares	Value
Japan (continued)
Shinwa Company, Ltd. (Nagoya) (B)	4,600	$86,441
Shizuki Electric Company, Inc.	5,000	24,478
Shizuoka Gas Company, Ltd.	25,300	208,576
Shobunsha Holdings, Inc. (A)	4,100	17,651
Shoei Company, Ltd.	10,000	305,600
Shoei Foods Corp.	2,900	112,738
Shofu, Inc.	3,500	45,454
Showa Corp.	20,400	437,510
Showa Sangyo Company, Ltd.	6,300	209,670
Showa Shinku Company, Ltd.	900	11,878
Sigma Koki Company, Ltd.	1,800	18,198
SIGMAXYZ, Inc.	4,100	53,536
Siix Corp.	13,100	112,180
Silver Life Company, Ltd. (A)	600	12,353
Sinanen Holdings Company, Ltd.	3,100	86,627
Sinfonia Technology Company, Ltd.	10,000	100,452
Sinko Industries, Ltd.	8,100	104,125
Sintokogio, Ltd.	18,500	123,431
SK Kaken Company, Ltd.	200	75,002
SK-Electronics Company, Ltd.	3,800	36,844
SKY Perfect JSAT Holdings, Inc.	55,800	212,934
SMK Corp.	2,400	55,655
SMS Company, Ltd.	12,500	345,659
Snow Peak, Inc. (B)	5,100	73,186
SNT Corp.	11,900	23,760
Soda Nikka Company, Ltd.	5,800	28,586
Sodick Company, Ltd.	22,400	154,121
Soft99 Corp.	6,300	53,463
Softbrain Company, Ltd.	6,100	49,679
Softcreate Holdings Corp.	2,100	54,111
Software Service, Inc.	900	91,399
Soiken Holdings, Inc.	8,200	51,186
Soken Chemical & Engineering Company, Ltd.	4,100	51,723
Solasto Corp.	17,900	211,808
SoldOut, Inc.	500	7,482
Soliton Systems KK	3,800	63,531
Soshin Electric Company, Ltd.	2,400	8,937
Sotoh Company, Ltd.	2,400	21,631
Space Company, Ltd.	2,970	22,504
Space Value Holdings Company, Ltd.	14,700	49,884
Sparx Group Company, Ltd. (B)	33,900	65,412
SPK Corp.	1,800	22,935
S-Pool, Inc.	23,200	156,562
SRA Holdings	4,000	88,881
62	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
SRS Holdings Company, Ltd. (A)(B)	11,400	$100,633
ST Corp.	4,300	82,627
St. Marc Holdings Company, Ltd.	6,600	101,276
Star Mica Holdings Company, Ltd.	4,200	50,872
Star Micronics Company, Ltd.	15,600	195,062
Starts Corp., Inc.	12,800	267,757
Starzen Company, Ltd.	2,900	107,901
St-Care Holding Corp.	3,300	19,270
Stella Chemifa Corp.	3,500	86,494
Step Company, Ltd.	2,000	28,112
Strike Company, Ltd.	2,900	130,674
Studio Alice Company, Ltd. (B)	4,200	60,635
Subaru Enterprise Company, Ltd.	700	49,427
Sugimoto & Company, Ltd.	4,500	81,362
Sumida Corp.	10,600	64,538
Suminoe Textile Company, Ltd.	2,199	36,599
Sumiseki Holdings, Inc.	21,100	23,280
Sumitomo Bakelite Company, Ltd.	13,800	364,466
Sumitomo Densetsu Company, Ltd.	7,500	158,288
Sumitomo Mitsui Construction Company, Ltd.	62,760	254,182
Sumitomo Osaka Cement Company, Ltd.	16,000	518,669
Sumitomo Precision Products Company, Ltd. (A)	1,500	31,435
Sumitomo Riko Company, Ltd.	15,300	78,445
Sumitomo Seika Chemicals Company, Ltd.	3,900	126,861
Sun Frontier Fudousan Company, Ltd.	14,200	109,046
Suncall Corp.	7,800	29,592
Sun-Wa Technos Corp.	5,400	41,856
Suruga Bank, Ltd.	41,800	150,000
Suzuden Corp.	900	9,719
Suzuki Company, Ltd.	5,600	35,338
SWCC Showa Holdings Company, Ltd.	11,300	119,025
System Information Company, Ltd.	2,200	25,740
System Research Company, Ltd.	800	12,990
Systems Engineering Consultants Company, Ltd.	600	17,797
Systena Corp.	22,200	357,988
Syuppin Company, Ltd.	5,600	44,016
T Hasegawa Company, Ltd.	12,700	253,535
T RAD Company, Ltd.	3,400	41,144
T&K Toka Company, Ltd.	11,400	82,470
Tachibana Eletech Company, Ltd.	6,500	114,656
Tachikawa Corp.	4,800	54,344
Tachi-S Company, Ltd.	13,500	111,245
Tadano, Ltd. (B)	42,500	346,600
Taihei Dengyo Kaisha, Ltd.	6,400	133,641
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	63

	Shares	Value
Japan (continued)
Taiheiyo Kouhatsu, Inc.	1,200	$6,906
Taiho Kogyo Company, Ltd.	8,000	39,281
Taikisha, Ltd.	7,700	210,061
Taiko Pharmaceutical Company, Ltd.	7,600	182,179
Taisei Lamick Company, Ltd.	2,500	64,530
Taisei Oncho Company, Ltd.	500	8,674
Taiyo Holdings Company, Ltd.	6,000	303,743
Takachiho Koheki Company, Ltd.	1,300	11,414
Takamatsu Construction Group Company, Ltd.	5,900	123,393
Takamatsu Machinery Company, Ltd.	1,100	6,602
Takamiya Company, Ltd.	9,700	46,762
Takano Company, Ltd.	2,400	14,461
Takaoka Toko Company, Ltd.	3,970	37,726
Takara & Company, Ltd. (B)	4,400	104,265
Takara Holdings, Inc.	11,600	108,551
Takara Leben Company, Ltd.	37,000	120,505
Takara Standard Company, Ltd.	13,200	166,434
Takasago International Corp.	6,300	117,206
Takasago Thermal Engineering Company, Ltd.	18,500	253,391
Takashima & Company, Ltd.	1,400	23,173
Takashimaya Company, Ltd. (B)	54,300	427,676
Take And Give Needs Company, Ltd.	3,980	21,008
TAKEBISHI Corp.	2,500	34,708
Takeei Corp.	9,900	91,226
Takemoto Yohki Company, Ltd.	4,400	39,046
Takeuchi Manufacturing Company, Ltd.	15,300	320,740
Takihyo Company, Ltd.	1,900	30,550
Takisawa Machine Tool Company, Ltd.	2,600	24,687
Takuma Company, Ltd.	17,700	283,344
Tama Home Company, Ltd. (B)	6,900	83,832
Tamagawa Holdings Company, Ltd.	900	18,053
Tamron Company, Ltd.	7,600	122,631
Tamura Corp.	28,100	137,469
Tanabe Consulting Company, Ltd.	900	11,605
TANABE ENGINEERING Corp.	1,900	13,477
Tanseisha Company, Ltd.	16,400	110,075
Taoka Chemical Company, Ltd.	500	51,910
Tatsuta Electric Wire & Cable Company, Ltd.	18,300	107,195
Tayca Corp.	6,700	83,101
Tazmo Company, Ltd.	1,100	14,278
TBK Company, Ltd.	9,100	35,878
TDC Soft, Inc.	6,600	58,672
Tear Corp.	4,900	20,730
TechMatrix Corp.	14,000	287,942
64	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
TECHNO ASSOCIE Company, Ltd.	2,700	$24,861
TECHNO HORIZON HOLDINGS Company, Ltd. (B)	2,700	21,385
Techno Medica Company, Ltd.	1,500	24,971
Techno Ryowa, Ltd.	3,800	32,085
Techno Smart Corp.	3,200	23,660
Teikoku Electric Manufacturing Company, Ltd. (B)	7,200	77,089
Teikoku Sen-I Company, Ltd.	6,300	159,529
Teikoku Tsushin Kogyo Company, Ltd.	2,800	30,888
Tekken Corp.	5,800	113,457
Temairazu, Inc.	800	43,103
Tenma Corp.	7,100	132,507
Tenox Corp.	2,100	17,362
Tenpos Holdings Company, Ltd.	900	16,557
Teraoka Seisakusho Company, Ltd.	2,900	11,409
Terilogy Company, Ltd.	2,100	11,897
T-Gaia Corp.	7,400	145,716
The 77 Bank, Ltd.	24,500	359,668
The Aichi Bank, Ltd.	4,000	116,460
The Akita Bank, Ltd.	7,700	108,553
The Aomori Bank, Ltd.	8,000	166,991
The Awa Bank, Ltd.	14,300	322,086
The Bank of Iwate, Ltd.	7,500	176,699
The Bank of Kochi, Ltd.	2,600	16,488
The Bank of Nagoya, Ltd. (B)	5,200	114,345
The Bank of Okinawa, Ltd.	8,905	250,989
The Bank of Saga, Ltd.	6,500	77,111
The Bank of Toyama, Ltd.	1,200	26,625
The Chiba Kogyo Bank, Ltd.	26,000	54,213
The Chugoku Bank, Ltd.	51,300	474,167
The Chukyo Bank, Ltd. (B)	5,400	103,270
The Daito Bank, Ltd.	2,800	16,512
The Ehime Bank, Ltd. (B)	15,350	167,227
The First Bank of Toyama, Ltd.	22,700	56,697
The Fukui Bank, Ltd.	8,918	144,625
The Furukawa Battery Company, Ltd. (B)	5,900	61,834
The Gunma Bank, Ltd.	126,500	415,914
The Hachijuni Bank, Ltd.	66,400	256,594
The Hiroshima Bank, Ltd.	84,200	426,121
The Hokkoku Bank, Ltd.	10,700	299,554
The Hyakugo Bank, Ltd.	87,400	268,629
The Hyakujushi Bank, Ltd.	10,700	181,848
The Iyo Bank, Ltd.	70,300	446,480
The Japan Steel Works, Ltd.	25,000	359,944
The Japan Wool Textile Company, Ltd.	24,500	224,882
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	65

	Shares	Value
Japan (continued)
The Juroku Bank, Ltd.	12,300	$221,840
The Keihin Company, Ltd.	1,000	12,209
The Keiyo Bank, Ltd.	46,100	215,087
The Kinki Sharyo Company, Ltd. (A)	1,200	14,219
The Kita-Nippon Bank, Ltd.	3,500	56,725
The Kiyo Bank, Ltd.	22,939	338,738
The Michinoku Bank, Ltd.	7,600	74,602
The Miyazaki Bank, Ltd.	5,300	122,843
The Monogatari Corp.	2,100	180,604
The Musashino Bank, Ltd.	13,500	196,183
The Nagano Bank, Ltd.	3,900	41,228
The Nanto Bank, Ltd.	13,600	251,379
The Nippon Road Company, Ltd.	2,800	199,791
The Nisshin Oillio Group, Ltd.	9,500	281,754
The Ogaki Kyoritsu Bank, Ltd.	14,800	309,951
The Oita Bank, Ltd.	6,200	142,667
The Okinawa Electric Power Company, Inc.	18,164	284,638
The Pack Corp.	5,900	149,872
The San-In Godo Bank, Ltd.	56,000	279,702
The Shibusawa Warehouse Company, Ltd.	3,500	65,428
The Shiga Bank, Ltd.	18,300	427,640
The Shikoku Bank, Ltd.	14,900	108,244
The Shimizu Bank, Ltd.	3,900	60,687
The Sumitomo Warehouse Company, Ltd.	23,876	295,325
The Taiko Bank, Ltd.	3,400	40,106
The Tochigi Bank, Ltd.	38,700	60,193
The Toho Bank, Ltd.	89,500	190,598
The Tohoku Bank, Ltd.	3,800	35,773
The Torigoe Company, Ltd.	5,900	51,874
The Tottori Bank, Ltd.	3,400	35,799
The Towa Bank, Ltd.	14,100	90,076
The Yamagata Bank, Ltd. (B)	11,500	142,011
The Yamanashi Chuo Bank, Ltd.	12,851	98,306
The Zenitaka Corp.	600	21,466
Tigers Polymer Corp.	6,500	25,477
TKC Corp.	3,800	213,098
Toa Corp. (Hyogo)	10,500	75,152
Toa Corp. (Tokyo)	7,700	116,761
Toa Oil Company, Ltd.	3,500	57,621
TOA ROAD Corp.	1,500	46,922
Toabo Corp.	3,800	16,323
Toagosei Company, Ltd.	48,000	470,017
Toba, Inc.	800	20,238
Tobishima Corp.	9,420	98,614
66	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
TOC Company, Ltd.	18,000	$115,690
Tocalo Company, Ltd.	25,600	257,093
Toda Corp.	17,800	116,423
Toda Kogyo Corp. (A)	1,300	31,242
Toei Animation Company, Ltd.	2,300	133,956
Toei Company, Ltd.	700	103,049
Toell Company, Ltd.	3,900	27,739
Toenec Corp.	3,900	136,667
Togami Electric Manufacturing Company, Ltd.	600	9,052
Toho Acetylene Company, Ltd.	900	10,927
Toho Company, Ltd.	3,700	65,013
Toho Holdings Company, Ltd.	18,300	353,749
Toho Titanium Company, Ltd.	15,700	102,602
Toho Zinc Company, Ltd. (A)(B)	5,500	97,261
Tohoku Steel Company, Ltd.	500	6,741
Tohokushinsha Film Corp.	6,700	43,818
Tohto Suisan Company, Ltd.	1,200	34,444
Tokai Corp.	6,800	134,789
TOKAI Holdings Corp.	33,300	316,866
Tokai Lease Company, Ltd.	300	3,798
Tokai Rika Company, Ltd.	22,700	340,607
Tokai Tokyo Financial Holdings, Inc.	71,700	173,085
Token Corp.	3,850	250,463
Tokushu Tokai Paper Company, Ltd. (B)	3,900	162,974
Tokuyama Corp.	25,000	583,594
Tokyo Base Company, Ltd. (A)	7,500	25,192
Tokyo Dome Corp.	32,300	244,008
Tokyo Electron Device, Ltd.	3,000	84,542
Tokyo Energy & Systems, Inc.	10,200	73,942
Tokyo Individualized Educational Institute, Inc.	3,300	16,287
Tokyo Keiki, Inc.	4,200	36,555
Tokyo Kiraboshi Financial Group, Inc.	12,458	131,857
Tokyo Ohka Kogyo Company, Ltd.	2,200	107,821
Tokyo Rakutenchi Company, Ltd.	1,200	45,175
Tokyo Rope Manufacturing Company, Ltd. (A)(B)	7,200	35,117
Tokyo Sangyo Company, Ltd.	6,600	31,081
Tokyo Seimitsu Company, Ltd.	15,800	483,493
Tokyo Steel Manufacturing Company, Ltd.	43,200	289,954
Tokyo Tekko Company, Ltd.	3,500	51,816
Tokyo Theatres Company, Inc.	2,400	28,259
Tokyotokeiba Company, Ltd.	5,000	231,009
Tokyu Construction Company, Ltd.	37,500	171,937
Tokyu Recreation Company, Ltd.	800	33,123
Toli Corp.	17,800	41,601
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	67

	Shares	Value
Japan (continued)
Tomato Bank, Ltd.	3,200	$30,376
Tomen Devices Corp.	900	31,404
Tomoe Corp.	7,600	25,271
Tomoe Engineering Company, Ltd.	3,700	66,062
Tomoegawa Company, Ltd. (A)	400	3,034
Tomoku Company, Ltd.	4,200	65,224
TOMONY Holdings, Inc.	54,300	173,491
Tomy Company, Ltd. (B)	33,800	271,488
Tonami Holdings Company, Ltd.	2,200	119,493
Topcon Corp.	40,700	327,193
Toppan Forms Company, Ltd.	20,200	182,847
Topre Corp.	15,800	175,690
Topy Industries, Ltd.	5,700	61,106
Torex Semiconductor, Ltd.	2,500	26,095
Toridoll Holdings Corp.	17,000	220,858
Torii Pharmaceutical Company, Ltd.	6,500	169,201
Torikizoku Company, Ltd. (B)	3,300	45,425
Torishima Pump Manufacturing Company, Ltd.	8,000	61,384
Tosei Corp.	16,000	140,096
Toshiba TEC Corp.	2,700	112,933
Tosho Company, Ltd.	6,600	82,529
Totech Corp.	2,000	42,546
Totetsu Kogyo Company, Ltd.	8,800	218,392
Totoku Electric Company, Ltd.	500	10,992
Toukei Computer Company, Ltd.	600	25,082
Tow Company, Ltd.	17,600	50,573
Towa Corp.	8,800	88,991
Towa Pharmaceutical Company, Ltd.	10,900	216,463
Toyo Construction Company, Ltd.	34,600	131,923
Toyo Corp.	8,200	73,763
Toyo Denki Seizo KK	3,100	31,016
Toyo Engineering Corp. (A)	11,300	34,091
Toyo Gosei Company, Ltd.	2,000	146,304
Toyo Ink SC Holdings Company, Ltd.	15,200	265,878
Toyo Kanetsu KK	3,100	66,696
Toyo Logistics Company, Ltd.	6,100	18,508
Toyo Machinery & Metal Company, Ltd.	6,200	23,444
Toyo Securities Company, Ltd.	41,200	42,360
Toyo Tanso Company, Ltd. (B)	6,900	109,288
Toyo Tire Corp.	19,800	330,131
Toyo Wharf & Warehouse Company, Ltd.	1,900	25,443
Toyobo Company, Ltd.	33,706	485,486
TPR Company, Ltd.	10,600	140,970
Traders Holdings Company, Ltd. (A)(B)	31,100	26,387
68	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Trancom Company, Ltd.	2,500	$176,335
Transaction Company, Ltd. (B)	2,400	25,651
Transcosmos, Inc.	700	19,066
Treasure Factory Company, Ltd.	2,400	17,407
Tri Chemical Laboratories, Inc.	2,200	201,908
Trinity Industrial Corp.	2,000	12,726
Trusco Nakayama Corp.	10,700	243,891
TS Tech Company, Ltd.	7,800	228,165
TSI Holdings Company, Ltd.	28,105	85,352
Tsubaki Nakashima Company, Ltd.	14,200	114,428
Tsubakimoto Chain Company	10,900	255,124
Tsubakimoto Kogyo Company, Ltd.	1,400	41,727
Tsudakoma Corp. (A)	700	5,010
Tsugami Corp.	18,200	194,734
Tsukishima Kikai Company, Ltd.	11,500	136,236
Tsukuba Bank, Ltd.	31,600	49,473
Tsukui Corp.	22,500	131,428
Tsumura & Company	2,900	82,351
Tsurumi Manufacturing Company, Ltd.	6,300	109,280
Tsutsumi Jewelry Company, Ltd.	2,500	44,044
Tsuzuki Denki Company, Ltd. (B)	2,100	32,030
TV Asahi Holdings Corp.	9,200	145,713
Tv Tokyo Holdings Corp.	5,100	112,845
TYK Corp.	6,400	18,184
UACJ Corp.	13,971	255,703
Ube Industries, Ltd.	30,900	551,551
Ubicom Holdings, Inc.	1,300	23,018
Uchida Yoko Company, Ltd.	3,300	196,747
Ueki Corp.	600	14,670
Ulvac, Inc. (B)	16,300	578,874
Umenohana Company, Ltd. (A)	1,300	12,728
Uniden Holdings Corp. (A)	2,000	29,139
UNIMAT Retirement Community Company, Ltd.	2,000	18,500
Union Tool Company	3,100	85,381
Unipres Corp.	17,700	153,259
United Arrows, Ltd.	8,700	132,972
United Super Markets Holdings, Inc.	22,900	269,338
UNITED, Inc.	3,400	42,179
Unitika, Ltd. (A)	27,000	94,617
Universal Entertainment Corp. (A)	9,400	184,024
Urbanet Corp. Company, Ltd.	3,800	9,663
Usen-Next Holdings Company, Ltd.	2,900	34,420
Ushio, Inc.	43,800	541,630
UT Group Company, Ltd. (A)	9,400	279,161
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	69

	Shares	Value
Japan (continued)
Utoc Corp.	6,900	$30,532
UUUM, Inc. (A)	1,200	25,846
V Technology Company, Ltd. (B)	3,700	136,065
Valor Holdings Company, Ltd.	15,300	391,193
Valqua, Ltd.	7,100	118,416
Value HR Company, Ltd.	1,600	21,108
ValueCommerce Company, Ltd.	6,200	205,991
Valuence Holdings, Inc.	700	10,568
V-Cube, Inc.	2,400	38,122
Vector, Inc. (A)	11,800	105,096
Vertex Corp.	1,440	24,914
VIA Holdings, Inc. (A)	4,700	15,379
Village Vanguard Company, Ltd. (A)	1,400	13,333
VINX Corp.	1,300	14,405
Vision, Inc. (A)	9,500	72,114
Visionary Holdings Company, Ltd. (A)	3,260	9,278
Vital KSK Holdings, Inc.	16,600	167,964
VT Holdings Company, Ltd.	34,000	124,944
Wacoal Holdings Corp.	15,900	282,470
Wacom Company, Ltd.	54,600	357,545
Waida Manufacturing Company, Ltd.	1,100	8,939
Wakachiku Construction Company, Ltd.	5,000	56,093
Wakamoto Pharmaceutical Company, Ltd. (A)	4,500	10,951
Wakita & Company, Ltd.	19,100	169,599
Warabeya Nichiyo Holdings Company, Ltd.	7,000	98,814
Waseda Academy Company, Ltd.	1,200	10,736
Watahan & Company, Ltd. (B)	2,800	72,103
WATAMI Company, Ltd. (B)	9,700	95,121
Watts Company, Ltd.	4,400	38,940
WDB Holdings Company, Ltd.	3,600	95,900
Weathernews, Inc.	1,900	85,997
Wellnet Corp.	2,500	14,247
West Holdings Corp.	6,630	181,099
Will Group, Inc.	5,700	41,900
WIN-Partners Company, Ltd.	4,900	43,450
Wood One Company, Ltd.	3,600	40,428
World Company, Ltd.	8,900	130,155
World Holdings Company, Ltd.	3,900	65,589
Wowow, Inc.	3,100	79,181
Xebio Holdings Company, Ltd.	7,100	50,399
YAC Holdings Company, Ltd.	2,200	13,284
Yachiyo Industry Company, Ltd.	2,500	11,281
Yagi & Company, Ltd.	800	10,568
Yahagi Construction Company, Ltd.	9,700	83,552
70	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Yaizu Suisankagaku Industry Company, Ltd.	2,900	$25,115
YAKUODO Holdings Company, Ltd.	4,800	113,933
YAMABIKO Corp.	15,600	158,846
YAMADA Consulting Group Company, Ltd.	3,700	37,276
Yamaguchi Financial Group, Inc.	77,500	513,168
Yamaichi Electronics Company, Ltd.	9,600	123,752
YA-MAN, Ltd.	13,000	170,577
Yamashina Corp.	24,800	16,387
Yamatane Corp.	4,600	54,268
Yamato Corp.	7,700	45,390
Yamato International, Inc.	5,700	19,144
Yamato Kogyo Company, Ltd.	17,200	412,628
Yamaura Corp.	1,600	12,168
Yamaya Corp.	1,000	20,606
Yamazawa Company, Ltd.	1,800	29,685
Yamazen Corp.	21,500	202,437
Yashima Denki Company, Ltd.	3,600	33,230
Yasuda Logistics Corp.	7,200	61,490
Yasunaga Corp.	2,700	26,231
Yellow Hat, Ltd.	12,000	197,701
Yodogawa Steel Works, Ltd.	8,765	152,542
Yokogawa Bridge Holdings Corp.	13,100	237,153
Yokohama Reito Company, Ltd.	19,600	166,702
Yokowo Company, Ltd.	6,100	152,526
Yomeishu Seizo Company, Ltd.	2,800	46,079
Yomiuri Land Company, Ltd.	1,100	41,345
Yondenko Corp.	1,600	34,237
Yondoshi Holdings, Inc.	6,459	105,268
Yorozu Corp.	7,800	68,520
Yoshinoya Holdings Company, Ltd. (B)	18,300	361,958
Yossix Company, Ltd.	1,700	29,214
Yotai Refractories Company, Ltd.	6,700	44,449
Yuasa Funashoku Company, Ltd.	1,100	30,791
Yuasa Trading Company, Ltd.	7,000	203,418
Yuken Kogyo Company, Ltd.	1,200	16,554
Yumeshin Holdings Company, Ltd. (B)	15,300	98,438
Yurtec Corp.	18,200	108,943
Yushin Precision Equipment Company, Ltd.	3,000	19,835
Yushiro Chemical Industry Company, Ltd.	3,700	44,170
Yutaka Giken Company, Ltd.	1,600	21,043
Zaoh Company, Ltd.	1,800	24,000
Zenrin Company, Ltd.	12,800	133,878
ZIGExN Company, Ltd.	26,300	82,105
Zuiko Corp. (B)	4,400	44,574
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	71

	Shares	Value
Jersey, Channel Islands 0.2%		$1,714,575
Atrium European Real Estate, Ltd. (A)(B)	55,876	161,528
Centamin PLC	552,846	1,553,047
Liechtenstein 0.1%		628,134
Liechtensteinische Landesbank AG	5,720	376,155
VP Bank AG	1,947	251,979
Luxembourg 0.4%		3,264,590
APERAM SA (B)	20,056	592,205
Befesa SA (D)	6,791	282,703
Corestate Capital Holding SA (A)(B)	6,240	119,833
d'Amico International Shipping SA (A)	70,483	7,868
Grand City Properties SA	47,662	1,224,249
IVS Group SA (A)(B)	5,204	32,057
L'Occitane International SA	96,500	164,152
SES SA	3,198	22,728
Shurgard Self Storage SA	4,711	207,024
Stabilus SA	10,244	544,049
Sword Group (A)	1,661	67,722
Macau 0.0%		107,517
Macau Legend Development, Ltd. (A)	887,000	107,517
Malaysia 0.1%		668,700
Lynas Corp., Ltd. (A)	372,781	668,700
Malta 0.1%		643,771
Kindred Group PLC	82,942	643,771
Monaco 0.2%		1,369,422
Endeavour Mining Corp. (A)	45,873	1,271,720
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (A)	1,435	97,702
Netherlands 3.0%		23,882,699
Aalberts NV	39,851	1,499,895
Accell Group NV (A)(B)	8,083	240,672
Aegon NV (B)	159,365	441,275
Aegon NV, NYRS	35,589	97,514
Altice Europe NV (A)	188,909	834,033
Altice Europe NV, Class B (A)	13,082	57,658
AMG Advanced Metallurgical Group NV	6,831	140,013
Amsterdam Commodities NV	7,587	172,185
Arcadis NV (A)(B)	35,886	823,373
ASM International NV	10,852	1,629,291
ASR Nederland NV	54,939	1,899,389
Basic-Fit NV (A)(D)	12,628	354,340
BE Semiconductor Industries NV	30,154	1,437,112
72	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Netherlands (continued)
Beter Bed Holding NV (A)	4,223	$12,994
Boskalis Westminster (A)(B)	28,871	604,646
Brack Capital Properties NV (A)	924	71,872
Brunel International NV (A)(B)	9,698	74,503
Corbion NV	20,335	938,960
Euronext NV (D)	19,995	2,435,003
Flow Traders (D)	12,423	489,661
ForFarmers NV	16,665	107,555
Fugro NV (A)(B)	27,979	119,201
GrandVision NV (D)	12,174	349,145
Heijmans NV (A)(B)	10,798	91,049
Hunter Douglas NV (A)	2,162	116,294
IMCD NV	20,825	2,212,015
Intertrust NV (D)	28,072	503,828
Kendrion NV (A)(B)	5,035	79,492
Koninklijke BAM Groep NV (A)	62,409	96,006
Koninklijke Vopak NV	5,082	279,032
Lucas Bols NV (D)	3,531	31,629
Nederland Apparatenfabriek (A)	1,772	93,076
OCI NV (A)	27,089	367,168
Ordina NV (A)	48,833	135,519
PostNL NV (A)	189,046	562,360
PPHE Hotel Group, Ltd.	1,002	15,216
SBM Offshore NV	73,325	1,265,266
Shop Apotheke Europe NV (A)(D)	3,166	602,596
SIF Holding NV (A)	1,808	29,510
Signify NV (A)(D)	46,186	1,540,645
Sligro Food Group NV (B)	9,045	154,955
TKH Group NV	14,187	556,483
TomTom NV (A)	27,336	219,307
Van Lanschot Kempen NV (B)	5,033	100,963
New Zealand 0.6%		5,024,070
Abano Healthcare Group, Ltd.	1,845	4,598
Air New Zealand, Ltd.	177,939	167,233
Arvida Group, Ltd.	133,676	145,722
Briscoe Group, Ltd.	11,818	28,220
Chorus, Ltd.	112,628	642,025
Comvita, Ltd. (A)	3,159	7,181
Delegat Group, Ltd.	3,414	32,509
Eroad, Ltd. (A)	5,969	16,829
Fletcher Building, Ltd.	27,016	65,166
Freightways, Ltd.	47,014	236,925
Genesis Energy, Ltd.	85,830	174,179
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	73

	Shares	Value
New Zealand (continued)
Gentrack Group, Ltd. (B)	9,421	$9,811
Hallenstein Glasson Holdings, Ltd.	18,758	57,139
Heartland Group Holdings, Ltd.	174,706	144,250
Infratil, Ltd.	177,386	591,303
Investore Property, Ltd.	79,415	117,532
Kathmandu Holdings, Ltd.	130,416	108,649
Metlifecare, Ltd.	72,281	288,867
NEW Zealand King Salmon Investments, Ltd.	10,031	11,950
NZME, Ltd. (A)	72,696	19,592
NZX, Ltd. (B)	67,406	73,436
Oceania Healthcare, Ltd.	94,209	65,782
Pacific Edge, Ltd. (A)	105,378	46,069
PGG Wrightson, Ltd.	1,878	3,426
Pushpay Holdings, Ltd. (A)	35,736	209,859
Restaurant Brands New Zealand, Ltd. (A)	11,599	95,268
Sanford, Ltd.	26,017	101,022
Scales Corp., Ltd.	29,692	97,795
Serko, Ltd. (A)	6,476	16,007
Skellerup Holdings, Ltd.	44,514	82,006
SKY Network Television, Ltd. (A)	440,338	40,547
SKYCITY Entertainment Group, Ltd.	213,669	365,514
Steel & Tube Holdings, Ltd.	21,933	8,411
Summerset Group Holdings, Ltd.	60,617	351,868
Synlait Milk, Ltd. (A)	17,940	76,762
The New Zealand Refining Company, Ltd.	43,399	19,242
The Warehouse Group, Ltd.	25,288	34,871
Tourism Holdings, Ltd.	30,975	43,052
TOWER, Ltd. (A)	151,324	57,988
Trustpower, Ltd.	10,579	48,159
Turners Automotive Group, Ltd.	6,890	10,296
Vista Group International, Ltd.	57,676	70,888
Z Energy, Ltd.	130,629	236,122
Norway 1.0%		8,400,243
ABG Sundal Collier Holding ASA	136,334	68,685
AF Gruppen ASA	6,090	116,059
Akastor ASA (A)	61,659	47,588
Aker Carbon Capture AS (A)	35,134	27,349
Aker Offshore Wind Holding AS (A)	35,134	17,697
Aker Solutions ASA (A)	46,846	52,631
American Shipping Company ASA (A)	18,608	62,262
Atea ASA (A)	30,881	361,656
Austevoll Seafood ASA	31,394	289,533
Avance Gas Holding, Ltd. (D)	16,253	39,147
74	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Norway (continued)
Axactor SE (A)	52,150	$49,706
B2Holding ASA (A)	139,071	104,581
Bonheur ASA	8,472	233,183
Borregaard ASA	38,562	562,504
BW Offshore, Ltd.	31,002	119,700
Crayon Group Holding ASA (A)(D)	4,662	52,003
DNO ASA	56,039	35,383
Europris ASA (D)	79,891	402,132
Fjordkraft Holding ASA (D)	9,329	99,401
FLEX LNG, Ltd.	15,744	84,539
Frontline, Ltd.	33,077	262,518
Grieg Seafood ASA (B)	17,675	179,000
Hexagon Composites ASA (A)	32,197	196,913
IDEX Biometrics ASA (A)	160,219	28,936
Itera ASA	21,736	31,857
Kvaerner ASA (A)(B)	47,283	43,934
NEL ASA (A)(B)	330,817	804,833
Nordic Nanovector ASA (A)	13,452	34,896
Nordic Semiconductor ASA (A)	56,404	579,402
Norway Royal Salmon ASA	3,774	95,471
Norwegian Finans Holding ASA (A)	47,936	363,235
Norwegian Property ASA	15,366	19,631
Ocean Yield ASA	17,760	44,753
Odfjell Drilling, Ltd. (A)(B)	35,662	47,199
Odfjell SE, A Shares (A)	7,780	19,444
Olav Thon Eiendomsselskap ASA (A)	6,255	110,555
Otello Corp. ASA (A)	52,899	95,668
PGS ASA (A)	150,095	55,833
PhotoCure ASA (A)	3,308	34,346
Protector Forsikring ASA (A)	28,159	143,184
Sbanken ASA (A)(D)	38,338	295,219
Scatec Solar ASA (D)	17,183	373,051
Selvaag Bolig ASA	20,891	127,140
Solon Eiendom ASA (A)	6,054	19,799
SpareBank 1 SR-Bank ASA	15,184	136,381
TGS NOPEC Geophysical Company ASA	43,033	560,256
Treasure ASA	15,273	21,872
Veidekke ASA (A)	46,827	629,549
Wallenius Wilhelmsen ASA	36,026	63,297
Wilh Wilhelmsen Holding ASA, Class A	4,882	66,999
XXL ASA (A)(D)	37,894	89,333
Peru 0.1%		414,213
Hochschild Mining PLC	129,080	414,213
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	75

	Shares	Value
Philippines 0.0%		$12,017
Del Monte Pacific, Ltd.	136,300	12,017
Portugal 0.3%		2,459,989
Altri SGPS SA	33,463	167,854
Banco Comercial Portugues SA (A)	3,603,145	426,429
CTT-Correios de Portugal SA (A)	37,215	116,043
Mota-Engil SGPS SA (A)	47,309	89,207
NOS SGPS SA (B)	109,940	445,276
Novabase SGPS SA	2,054	8,228
REN - Redes Energeticas Nacionais SGPS SA	183,066	532,966
Semapa-Sociedade de Investimento e Gestao	12,183	111,337
Sonae Capital SGPS SA (A)	38,685	32,003
Sonae SGPS SA	382,234	272,834
The Navigator Company SA (A)(B)	97,510	257,812
Russia 0.2%		1,292,487
Highland Gold Mining, Ltd.	163,037	644,726
Petropavlovsk PLC (A)(B)	1,298,348	647,761
Singapore 1.3%		10,404,938
Accordia Golf Trust	316,900	168,689
AEM Holdings, Ltd.	47,000	138,936
Amara Holdings, Ltd.	80,000	20,246
Ascendas India Trust	422,000	415,038
Avarga, Ltd.	74,200	15,246
Banyan Tree Holdings, Ltd. (A)	78,000	13,439
Best World International, Ltd. (C)	84,600	84,566
BOC Aviation, Ltd. (D)	12,000	89,134
Bonvests Holdings, Ltd. (A)	36,400	22,787
Boustead Projects, Ltd.	28,557	16,677
Boustead Singapore, Ltd.	119,489	62,756
BRC Asia, Ltd.	15,100	12,526
Bukit Sembawang Estates, Ltd.	56,200	153,237
BW Energy, Ltd. (A)	7,129	16,681
BW LPG, Ltd. (D)	38,538	179,794
Centurion Corp., Ltd.	85,000	22,168
China Aviation Oil Singapore Corp., Ltd.	112,100	78,198
China Sunsine Chemical Holdings, Ltd.	180,800	48,415
Chip Eng Seng Corp., Ltd.	193,300	63,867
Chuan Hup Holdings, Ltd.	109,000	17,218
ComfortDelGro Corp., Ltd.	768,900	834,565
COSCO Shipping International Singapore Company, Ltd. (A)	479,800	69,377
Creative Technology, Ltd. (A)	11,500	20,658
CSE Global, Ltd.	136,600	51,125
CW Group Holdings, Ltd. (A)(C)	135,000	3,219
Dasin Retail Trust	49,600	29,893
76	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore (continued)
Delfi, Ltd.	88,200	$46,966
Ezion Holdings, Ltd. (A)(C)	1,126,020	35,588
Ezra Holdings, Ltd. (A)(C)	438,996	887
Far East Orchard, Ltd.	58,394	41,591
First Resources, Ltd.	215,700	205,883
Food Empire Holdings, Ltd.	72,000	33,028
Fragrance Group, Ltd.	200,000	17,072
Fraser and Neave, Ltd.	82,900	78,573
Frasers Property, Ltd.	65,800	56,540
Frencken Group, Ltd.	107,100	73,891
Fu Yu Corp., Ltd.	142,200	26,098
Gallant Venture, Ltd. (A)	264,000	22,889
Geo Energy Resources, Ltd. (A)	105,900	8,710
GK Goh Holdings, Ltd.	21,000	11,565
GL, Ltd.	159,200	66,124
Golden Agri-Resources, Ltd.	2,298,700	244,631
Golden Energy & Resources, Ltd.	67,800	7,967
GSH Corp., Ltd.	51,600	6,878
GuocoLand, Ltd.	137,500	147,414
Halcyon Agri Corp., Ltd. (A)	88,757	15,398
Haw Par Corp., Ltd.	40,900	282,741
Hiap Hoe, Ltd.	38,000	17,184
Hi-P International, Ltd.	39,800	36,220
Ho Bee Land, Ltd.	79,200	126,816
Hong Fok Corp., Ltd.	123,036	59,204
Hong Leong Asia, Ltd.	92,000	33,108
Hong Leong Finance, Ltd.	105,300	177,918
Hotel Grand Central, Ltd.	47,475	32,444
HRnetgroup, Ltd.	75,200	27,333
Hwa Hong Corp., Ltd.	55,000	10,987
Hyflux, Ltd. (A)(B)	154,800	77
iFAST Corp., Ltd.	38,400	64,853
IGG, Inc.	343,000	395,667
Indofood Agri Resources, Ltd. (A)	58,100	12,386
Japfa, Ltd.	168,520	77,312
k1 Ventures, Ltd. (A)(C)	36,000	0
Kenon Holdings, Ltd.	7,051	156,314
Keppel Infrastructure Trust	1,282,655	513,356
KSH Holdings, Ltd.	32,400	8,205
Lian Beng Group, Ltd.	111,000	30,958
Low Keng Huat Singapore, Ltd.	64,000	17,371
Lum Chang Holdings, Ltd.	41,200	10,592
Metro Holdings, Ltd.	151,300	81,112
Midas Holdings, Ltd. (A)(B)(C)	249,000	29,868
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	77

	Shares	Value
Singapore (continued)
mm2 Asia, Ltd. (A)	181,400	$24,262
NSL, Ltd.	29,000	14,921
OM Holdings, Ltd.	69,157	17,082
OUE, Ltd.	135,200	119,137
Oxley Holdings, Ltd.	378,020	62,437
Pacific Century Regional Developments, Ltd.	52,900	11,656
Pan-United Corp., Ltd.	68,750	14,897
Penguin International, Ltd.	41,333	12,725
Q&M Dental Group Singapore, Ltd.	48,100	16,421
QAF, Ltd.	59,334	39,859
Raffles Education Corp., Ltd. (A)	279,802	22,615
Raffles Medical Group, Ltd.	355,854	214,245
Riverstone Holdings, Ltd.	93,700	276,864
Roxy-Pacific Holdings, Ltd.	95,550	22,816
SATS, Ltd.	141,100	310,677
SBS Transit, Ltd.	27,700	58,595
Sembcorp Industries, Ltd.	325,700	447,031
Sembcorp Marine, Ltd. (A)	244,900	36,833
Sheng Siong Group, Ltd.	222,200	285,675
SHS Holdings, Ltd.	84,000	9,974
SIA Engineering Company, Ltd.	109,800	148,311
SIIC Environment Holdings, Ltd.	412,280	59,950
Sinarmas Land, Ltd.	300,000	35,245
Sing Holdings, Ltd.	79,000	21,764
Sing Investments & Finance, Ltd.	28,600	25,005
Singapore Post, Ltd.	520,800	267,582
Singapore Press Holdings, Ltd.	550,500	440,697
Singapore Reinsurance Corp., Ltd.	47,000	9,685
Singapore Shipping Corp., Ltd.	83,800	16,000
Stamford Land Corp., Ltd.	142,600	31,955
StarHub, Ltd.	242,200	217,021
Straits Trading Company, Ltd.	14,200	15,946
Sunningdale Tech, Ltd.	50,360	43,598
Swiber Holdings, Ltd. (A)(C)	128,250	6,165
The Hour Glass, Ltd.	68,900	35,709
Tuan Sing Holdings, Ltd.	254,787	57,038
UMS Holdings, Ltd.	115,450	83,847
United Industrial Corp., Ltd.	55,200	85,175
United Overseas Insurance, Ltd.	2,400	11,602
UOB-Kay Hian Holdings, Ltd.	128,369	117,928
Vicom, Ltd.	26,000	40,291
Wee Hur Holdings, Ltd.	102,000	13,563
Wing Tai Holdings, Ltd.	193,417	244,448
XP Power, Ltd.	5,897	354,096
78	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore (continued)
Yeo Hiap Seng, Ltd.	8,834	$5,421
South Africa 0.1%		622,225
Caledonia Mining Corp. PLC (C)	1,200	21,040
Mediclinic International PLC	172,656	601,185
Spain 2.2%		17,755,183
Acciona SA (B)	9,302	1,112,202
Acerinox SA (A)	65,357	530,700
Alantra Partners SA	6,267	79,902
Almirall SA (A)	25,038	275,439
Amper SA (A)	307,165	62,647
Applus Services SA (A)	49,354	407,395
Atresmedia Corp. de Medios de Comunicacion SA (B)	33,653	90,687
Azkoyen SA (A)	4,660	28,398
Banco de Sabadell SA	780,025	315,139
Bankia SA	486,858	613,289
Bankinter SA	223,987	1,205,002
Caja de Ahorros del Mediterraneo (A)(C)	1,684	0
Cia de Distribucion Integral Logista Holdings SA	17,212	305,195
CIE Automotive SA (B)	27,424	476,175
Construcciones y Auxiliar de Ferrocarriles SA (A)	8,460	302,806
Distribuidora Internacional de Alimentacion SA (A)(B)	217,976	30,213
Ebro Foods SA	27,230	668,475
eDreams ODIGEO SA (A)	22,487	60,825
Elecnor SA	9,042	96,145
Enagas SA	52,828	1,293,633
Ence Energia y Celulosa SA (B)	57,514	184,972
Ercros SA	42,895	107,424
Euskaltel SA (D)	33,676	312,897
Faes Farma SA	120,865	478,594
Fluidra SA (A)	18,385	309,016
Fomento de Construcciones y Contratas SA	17,860	175,052
Gestamp Automocion SA (D)	13,002	35,090
Global Dominion Access SA (A)(D)	43,047	176,724
Grupo Catalana Occidente SA	14,843	386,575
Grupo Empresarial San Jose SA	8,498	46,549
Grupo Ezentis SA (A)(B)	65,836	24,127
Iberpapel Gestion SA	2,945	62,010
Indra Sistemas SA (A)(B)	59,571	434,255
Laboratorios Farmaceuticos Rovi SA (A)	4,986	167,794
Liberbank SA (A)	694,844	186,372
Mapfre SA	201,409	381,841
Masmovil Ibercom SA (A)	31,730	850,878
Mediaset Espana Comunicacion SA (A)	48,282	160,429
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	79

	Shares	Value
Spain (continued)
Melia Hotels International SA (A)	30,317	$127,393
Miquel y Costas & Miquel SA	6,049	85,134
Neinor Homes SA (A)(D)	10,000	134,015
Obrascon Huarte Lain SA (A)(B)	48,890	36,354
Pharma Mar SA	5,678	580,337
Prim SA	3,271	35,505
Promotora de Informaciones SA, Class A (A)	66,046	32,208
Prosegur Cia de Seguridad SA	99,140	241,073
Quabit Inmobiliaria SA (A)	29,207	12,814
Realia Business SA (A)	115,998	92,913
Renta 4 Banco SA	1,156	8,697
Sacyr SA (B)	173,860	395,225
Solaria Energia y Medio Ambiente SA (A)	28,522	582,837
Talgo SA (A)(D)	39,520	180,293
Tecnicas Reunidas SA (A)(B)	9,565	122,174
Tubacex SA (A)(B)	47,684	68,707
Unicaja Banco SA (A)(D)	295,189	212,295
Vidrala SA	7,305	764,775
Viscofan SA	15,622	1,155,794
Vocento SA (A)	21,446	16,367
Zardoya Otis SA	62,790	435,407
Sweden 3.4%		27,298,475
AcadeMedia AB (D)	39,837	335,182
AddLife AB, B Shares (A)	7,788	131,727
AddNode Group AB (A)	8,634	205,977
AddTech AB, B Shares	21,540	1,118,696
AF Poyry AB (A)	35,080	980,585
Alimak Group AB (B)(D)	16,391	232,218
Ambea AB (A)(D)	4,187	28,311
Arise AB (A)	3,811	16,681
Arjo AB, B Shares	92,960	553,156
Atrium Ljungberg AB, B Shares	16,324	233,787
Attendo AB (A)(D)	43,122	237,933
Avanza Bank Holding AB	31,523	622,340
Beijer Alma AB (B)	14,313	212,217
Beijer Electronics Group AB (A)	9,584	46,479
Bergman & Beving AB	10,573	99,969
Besqab AB	2,865	36,911
Betsson AB (A)	57,085	477,903
BHG Group AB (A)	3,196	41,819
Bilia AB, A Shares	36,380	432,066
BioGaia AB, B Shares	6,241	409,673
Biotage AB (A)	19,960	388,034
80	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden (continued)
Bjorn Borg AB (A)	1,367	$2,869
Bonava AB, B Shares (B)	32,907	234,058
Bravida Holding AB (A)(D)	74,949	889,357
Bufab AB (A)(B)	13,625	184,344
Bulten AB (A)	5,708	43,955
Bure Equity AB (B)	24,322	753,262
Byggmax Group AB (A)	38,446	223,044
Catena AB	11,646	475,932
Clas Ohlson AB, B Shares	9,715	112,924
Cloetta AB, B Shares (A)	97,061	271,582
Collector AB (A)	4,116	6,649
Coor Service Management Holding AB (A)(D)	16,728	127,046
Corem Property Group AB, B Shares (B)	54,454	102,321
Dios Fastigheter AB	37,895	244,761
Dometic Group AB (A)(D)	18,540	228,828
Doro AB (A)	6,824	34,060
Duni AB	16,017	168,276
Dustin Group AB (B)(D)	31,182	203,327
Eastnine AB	9,541	121,233
Elanders AB, B Shares (A)	2,728	22,103
Electrolux Professional AB, B Shares (A)	27,972	124,190
Eltel AB (A)(D)	12,277	29,770
Enea AB (A)	8,825	203,250
eWork Group AB (A)	1,387	11,641
Fagerhult AB (A)	23,698	116,627
FastPartner AB, A Shares	7,767	59,319
Fingerprint Cards AB, B Shares (A)(B)	82,439	127,575
GHP Specialty Care AB (A)	12,106	29,962
Granges AB (A)	37,020	329,681
Gunnebo AB (A)	22,598	53,044
Haldex AB (A)	17,850	81,945
Heba Fastighets AB, Class B	11,913	128,202
Hexatronic Group AB (A)	2,444	19,271
Hexpol AB (A)(B)	17,850	146,925
HIQ International AB (A)	15,047	122,461
HMS Networks AB (A)	4,648	118,512
Hoist Finance AB (A)(D)	26,484	94,585
Humana AB (A)	17,267	121,303
Instalco AB	1,202	23,689
Inwido AB (A)	35,706	355,576
ITAB Shop Concept AB, Class B (A)	7,377	11,092
JM AB	27,908	854,527
Klovern AB, B Shares (B)	219,610	338,406
KNOW IT AB (A)	9,668	248,623
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	81

	Shares	Value
Sweden (continued)
Kungsleden AB	75,213	$595,805
Lagercrantz Group AB, B Shares	24,548	512,645
LeoVegas AB (D)	15,080	73,806
Lindab International AB	45,642	735,649
Loomis AB (A)	5,093	127,887
Mekonomen AB (A)	19,314	207,468
MIPS AB	3,409	136,756
Modern Times Group MTG AB, B Shares (A)	33,260	454,686
Momentum Group AB, Class B (A)	10,018	166,767
Mycronic AB	30,142	686,564
NCC AB, B Shares	17,214	310,012
Nederman Holding AB (A)	5,899	82,740
Net Insight AB, B Shares (A)	29,909	7,113
New Wave Group AB, B Shares (A)(B)	21,560	116,865
Nobia AB (A)	45,222	292,122
Nobina AB (A)(D)	37,260	225,440
Nolato AB, B Shares (A)	7,839	765,054
Nordic Entertainment Group AB, B Shares	6,446	269,011
Nordic Waterproofing Holding AS (A)(D)	14,463	197,459
NP3 Fastigheter AB	16,958	200,273
Nyfosa AB (A)	81,179	586,922
OEM International AB, B Shares (A)	5,357	147,655
Orexo AB (A)	2,352	13,736
Peab AB, Class B (A)	47,883	469,325
Platzer Fastigheter Holding AB, Series B	22,159	196,831
Pricer AB, B Shares	60,724	193,513
Proact IT Group AB (A)	4,258	105,265
Qliro Group AB (A)	41,364	38,390
Ratos AB, B Shares (A)	126,305	485,296
RaySearch Laboratories AB (A)	9,341	104,806
Recipharm AB, B Shares (A)	25,082	433,160
Resurs Holding AB (D)	53,512	279,084
Rottneros AB (A)	39,993	36,982
SAS AB (A)	92,570	69,436
Scandi Standard AB (A)	23,577	203,986
Sectra AB, B Shares (A)	7,562	561,923
Semcon AB (A)	4,746	34,158
Sensys Gatso Group AB (A)	223,958	44,197
Sintercast AB	2,764	43,635
SkiStar AB	15,355	184,652
SSAB AB, A Shares (A)	43,799	143,507
SSAB AB, B Shares (A)	31,255	96,881
Systemair AB (A)	9,025	230,330
The Thule Group AB (D)	7,989	252,655
82	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden (continued)
Troax Group AB	15,646	$304,238
VBG Group AB, B Shares (A)(B)	6,568	99,619
Wihlborgs Fastigheter AB	45,694	732,400
Switzerland 6.9%		55,215,104
Adecco Group AG	1,033	54,085
Allreal Holding AG	7,369	1,526,259
ALSO Holding AG (A)	3,005	814,215
APG SGA SA (A)	562	114,996
Arbonia AG (A)(B)	17,476	229,429
Aryzta AG (A)	311,372	221,980
Ascom Holding AG (A)	3,952	53,042
Autoneum Holding AG (A)(B)	1,174	141,198
Bachem Holding AG, Class B	1,701	719,281
Baloise Holding AG	1,787	278,392
Banque Cantonale de Geneve	847	166,469
Banque Cantonale Vaudoise	6,796	725,778
Belimo Holding AG	194	1,696,107
Bell Food Group AG	1,186	304,980
Bellevue Group AG	4,309	115,474
Berner Kantonalbank AG	2,092	521,681
BKW AG	9,218	903,377
Bobst Group SA (B)	4,914	318,168
Bossard Holding AG, Class A (B)	2,682	474,407
Bucher Industries AG	2,808	1,050,673
Burckhardt Compression Holding AG	1,086	272,073
Burkhalter Holding AG (B)	1,735	114,537
Calida Holding AG (A)	2,395	72,983
Carlo Gavazzi Holding AG (A)	231	39,057
Cavotec SA (A)	16,419	39,127
Cembra Money Bank AG	10,730	1,280,376
Cicor Technologies, Ltd. (A)	495	20,991
Cie Financiere Tradition SA	943	119,769
Clariant AG (B)	76,775	1,603,144
Coltene Holding AG (A)(B)	1,519	132,042
Conzzeta AG	669	693,826
Daetwyler Holding AG	561	131,317
DKSH Holding AG	15,735	1,053,779
dormakaba Holding AG (A)	1,200	777,045
Dottikon Es Holding AG (A)	60	74,348
Dufry AG (A)(B)	13,341	403,982
EDAG Engineering Group AG (A)	3,415	23,320
EFG International AG (A)(B)	50,648	350,568
Emmi AG	803	824,325
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	83

	Shares	Value
Switzerland (continued)
Energiedienst Holding AG	4,888	$153,989
Evolva Holding SA (A)	222,970	59,748
Feintool International Holding AG (A)	656	37,184
Fenix Outdoor International AG (A)	1,557	171,040
Ferrexpo PLC	141,331	347,301
Flughafen Zurich AG (A)	6,738	1,015,397
Forbo Holding AG	457	756,616
Galenica AG (D)	18,101	1,299,727
GAM Holding AG (A)	89,726	219,372
Georg Fischer AG	1,670	1,661,302
Gurit Holding AG	135	255,438
Helvetia Holding AG	11,676	1,100,864
Hiag Immobilien Holding AG (A)(B)	2,677	278,581
Highlight Communications AG (A)	4,309	18,715
HOCHDORF Holding AG (A)	291	23,065
Huber & Suhner AG	7,367	571,936
Hypothekarbank Lenzburg AG	17	80,740
Implenia AG	9,816	340,288
Ina Invest Holding AG (A)	1,963	41,912
Inficon Holding AG	851	731,177
Interroll Holding AG	262	703,699
Intershop Holding AG (B)	607	385,155
Investis Holding SA	1,197	111,518
IWG PLC	250,490	942,028
Jungfraubahn Holding AG (A)(B)	1,918	271,161
Kardex Holding AG	2,544	528,651
Komax Holding AG (A)(B)	337	56,911
Kongsberg Automotive ASA (A)	820,254	15,608
Kudelski SA (B)	14,739	51,343
Landis+Gyr Group AG (A)	2,448	147,665
Lastminute.com NV (A)	1,444	31,437
LEM Holding SA	196	349,634
Logitech International SA	5,415	401,059
Luzerner Kantonalbank AG (A)(B)	1,431	632,706
Meier Tobler Group AG (A)	2,721	28,918
Metall Zug AG, B Shares	90	131,893
Mikron Holding AG (A)	1,756	10,059
Mobilezone Holding AG	18,744	202,933
Mobimo Holding AG (A)	4,266	1,251,824
OC Oerlikon Corp. AG	99,366	906,815
Orascom Development Holding AG (A)(B)	6,368	63,621
Orell Fuessli AG	223	22,522
Orior AG	2,567	222,118
Phoenix Mecano AG	307	119,230
84	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Switzerland (continued)
Plazza AG, Class A	832	$262,241
PSP Swiss Property AG	18,448	2,200,807
Rieter Holding AG (B)	1,430	127,332
Romande Energie Holding SA	141	166,578
Schaffner Holding AG	273	54,639
Schmolz + Bickenbach AG (A)	218,185	38,396
Schweiter Technologies AG	504	702,090
SFS Group AG	6,506	614,097
Siegfried Holding AG (A)	1,933	1,095,900
SIG Combibloc Group AG (A)	98,847	1,939,687
St. Galler Kantonalbank AG, Class A	1,351	621,932
Sulzer AG	7,851	701,415
Sunrise Communications Group AG (A)(D)	14,298	1,703,242
Swiss Prime Site AG	14,170	1,277,342
Swissquote Group Holding SA	4,188	367,794
Tecan Group AG	2,498	1,129,555
Thurgauer Kantonalbank	384	45,008
Tornos Holding AG (A)	3,182	13,632
TX Group AG	974	77,380
u-blox Holding AG (A)(B)	2,977	168,162
Valiant Holding AG	5,508	525,711
Valora Holding AG (A)	1,841	343,095
Varia US Properties AG	1,653	70,408
VAT Group AG (A)(D)	12,413	2,422,555
Vaudoise Assurances Holding SA	500	272,305
Vetropack Holding AG (A)	4,450	279,303
Von Roll Holding AG (A)	24,922	21,983
Vontobel Holding AG	13,237	979,122
VZ Holding AG	5,295	474,019
V-ZUG Holding AG (A)	900	77,360
Walliser Kantonalbank	1,001	119,093
Warteck Invest AG	79	196,812
Ypsomed Holding AG	672	105,407
Zehnder Group AG	5,082	263,042
Zueblin Immobilien Holding AG (A)	324	9,962
Zug Estates Holding AG, B Shares	91	197,527
Zuger Kantonalbank AG	50	340,671
United Arab Emirates 0.0%		20,354
Lamprell PLC (A)	68,445	20,354
United Kingdom 12.7%		102,045,659
4imprint Group PLC	6,886	197,378
A.G. Barr PLC	46,755	265,490
AA PLC	299,708	135,812
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	85

	Shares	Value
United Kingdom (continued)
Advanced Medical Solutions Group PLC	3,350	$10,640
Afren PLC (A)(C)	310,484	0
Aggreko PLC	101,187	637,341
Air Partner PLC	6,000	6,919
AJ Bell PLC	28,958	173,241
Alliance Pharma PLC	126,363	124,132
Allied Minds PLC	61,129	34,982
Anglo Pacific Group PLC	67,662	96,109
Anglo-Eastern Plantations PLC	9,864	68,128
Appreciate Group PLC	35,409	14,922
Arrow Global Group PLC	58,244	87,802
Ascential PLC (D)	96,068	397,910
Ashmore Group PLC	105,627	593,731
ASOS PLC (A)	7,111	465,375
Avon Rubber PLC	15,308	760,850
B&M European Value Retail SA	197,161	1,251,607
Babcock International Group PLC	183,895	665,549
Bakkavor Group PLC (D)	32,786	25,784
Balfour Beatty PLC	268,665	788,609
Beazley PLC	206,218	1,182,519
Begbies Traynor Group PLC	38,310	43,687
Bellway PLC	40,150	1,275,480
Biffa PLC (D)	74,678	202,700
Bloomsbury Publishing PLC	43,738	122,508
Bodycote PLC	80,856	599,887
boohoo Group PLC (A)	97,217	378,559
Braemar Shipping Services PLC	7,806	14,156
Brewin Dolphin Holdings PLC	148,971	490,353
Britvic PLC	100,237	1,137,085
Brooks Macdonald Group PLC	474	10,194
Cairn Energy PLC (A)	326,402	623,045
Camellia PLC	87	8,208
Capita PLC (A)	193,468	78,999
Capital & Counties Properties PLC	39,275	68,194
Card Factory PLC	156,781	80,760
CareTech Holdings PLC	19,375	110,265
Carillion PLC (A)(C)	114,263	14,648
Carr's Group PLC	23,815	38,638
Castings PLC	13,200	58,457
Centaur Media PLC	19,732	5,526
Central Asia Metals PLC	34,984	81,866
Centrica PLC	135,131	82,127
Charles Stanley Group PLC	5,789	19,783
Chemring Group PLC	118,173	372,203
86	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Chesnara PLC	64,830	$259,313
Cineworld Group PLC (B)	258,746	214,373
Circassia Group PLC (A)	16,959	7,169
City of London Investment Group PLC	5,206	26,561
Clarkson PLC	13,183	432,908
Clinigen Group PLC	22,321	205,448
Clipper Logistics PLC	32,137	176,082
Close Brothers Group PLC	68,625	1,029,058
CLS Holdings PLC	77,698	205,853
CMC Markets PLC (D)	57,827	247,896
Coats Group PLC	333,960	244,442
Computacenter PLC	49,299	1,340,289
Concentric AB (A)	16,536	324,363
ContourGlobal PLC (D)	12,801	36,245
ConvaTec Group PLC (D)	148,074	378,079
Costain Group PLC	45,591	32,995
Countryside Properties PLC (D)	179,569	766,701
Cranswick PLC	22,138	1,097,369
Crest Nicholson Holdings PLC	119,270	315,553
CVS Group PLC	18,181	289,651
Daily Mail & General Trust PLC, Class A	69,998	606,911
Dart Group PLC	36,842	347,916
De La Rue PLC (A)	64,689	126,016
Debenhams PLC (A)(B)(C)	306,827	0
Devro PLC	83,807	193,871
DFS Furniture PLC	45,929	103,979
Dialight PLC (A)	10,395	39,997
Dialog Semiconductor PLC (A)	32,335	1,404,725
Dignity PLC (A)	21,252	157,397
Diploma PLC	47,240	1,219,092
DiscoverIE Group PLC	29,764	237,094
Dixons Carphone PLC	430,901	533,071
Domino's Pizza Group PLC	218,450	979,140
Drax Group PLC	209,876	790,186
Dunelm Group PLC	39,411	749,749
easyJet PLC	44,570	378,532
EKF Diagnostics Holdings PLC (A)	106,847	77,184
Electrocomponents PLC	165,361	1,495,978
Elementis PLC	180,432	172,352
EMIS Group PLC	21,031	287,777
Energean PLC (A)	4,225	32,543
EnQuest PLC (A)	465,884	79,628
Epwin Group PLC	19,976	18,092
Equiniti Group PLC (D)	148,141	223,400
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	87

	Shares	Value
United Kingdom (continued)
Essentra PLC	128,669	$524,286
Euromoney Institutional Investor PLC	47,350	531,996
FDM Group Holdings PLC	31,365	435,762
Fevertree Drinks PLC	35,516	981,458
First Derivatives PLC	3,945	169,418
Firstgroup PLC (A)	615,773	361,721
Forterra PLC (D)	87,262	185,029
Foxtons Group PLC (A)	98,524	51,097
Frasers Group PLC (A)	102,167	475,464
Frontier Developments PLC (A)	1,958	59,422
Fuller Smith & Turner PLC, Class A	10,874	77,121
Future PLC	672	13,169
G4S PLC	572,459	1,103,479
Galliford Try Holdings PLC	47,040	53,159
Games Workshop Group PLC	13,669	1,679,584
Gamesys Group PLC (A)	23,885	370,373
Gamma Communications PLC	9,759	202,208
Gem Diamonds, Ltd. (A)	43,118	17,844
Genel Energy PLC	66,947	103,093
Genus PLC	2,012	89,414
GoCo Group PLC	127,616	198,774
Gooch & Housego PLC	1,549	21,364
Goodwin PLC	1,823	75,235
Grainger PLC	250,020	1,044,628
Greggs PLC	40,703	768,961
Gulf Keystone Petroleum, Ltd.	114,672	129,885
H&T Group PLC	64	238
Halfords Group PLC	66,664	146,928
Hastings Group Holdings PLC (D)	150,224	511,189
Hays PLC	559,083	899,366
Headlam Group PLC	33,700	127,421
Helical PLC	55,390	209,993
Henry Boot PLC	39,446	135,317
Hill & Smith Holdings PLC	34,747	559,728
Hilton Food Group PLC	19,067	300,918
Hollywood Bowl Group PLC	46,019	91,337
HomeServe PLC	6,655	114,900
Horizon Discovery Group PLC (A)	44,122	57,915
Howden Joinery Group PLC	166,498	1,243,769
Hunting PLC	55,986	118,731
Hurricane Energy PLC (A)(B)	147,875	9,419
Hyve Group PLC	76,614	88,205
Ibstock PLC (D)	201,469	410,602
IG Group Holdings PLC	145,057	1,510,579
88	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
IMI PLC	107,227	$1,491,992
Inchcape PLC	179,592	1,209,819
Indivior PLC (A)	221,273	351,140
IntegraFin Holdings PLC	27,071	192,798
Intermediate Capital Group PLC	28,818	521,683
International Personal Finance PLC	112,833	103,169
iomart Group PLC (B)	31,934	155,620
IP Group PLC (A)	310,107	305,828
ITM Power PLC (A)	46,106	167,286
J.D. Wetherspoon PLC	29,287	398,250
James Fisher & Sons PLC	19,982	327,658
James Halstead PLC	7,875	53,794
John Laing Group PLC (D)	213,636	823,135
John Menzies PLC	26,768	42,171
John Wood Group PLC	178,311	584,898
Johnson Service Group PLC	83,109	117,933
Joules Group PLC	1,304	1,916
Jupiter Fund Management PLC	218,432	609,955
Just Group PLC (A)	471,743	322,076
Kainos Group PLC	25,158	383,308
KAZ Minerals PLC	81,327	627,349
Keller Group PLC	36,187	295,985
Kier Group PLC (A)(B)	59,696	46,706
Kin & Carta PLC	65,800	58,404
Lancashire Holdings, Ltd.	95,323	973,203
Liontrust Asset Management PLC	9,387	159,061
Lookers PLC (C)	168,184	47,212
LSL Property Services PLC	33,235	94,074
Luceco PLC (D)	36,040	86,682
M&C Saatchi PLC	32	27
Macfarlane Group PLC	1,728	2,101
Man Group PLC	625,026	1,027,479
Marks & Spencer Group PLC	157,947	233,904
Marshalls PLC	107,167	902,491
Marston's PLC	357,940	255,606
McBride PLC (A)	58,943	47,533
McCarthy & Stone PLC (A)(D)	215,246	206,894
McColl's Retail Group PLC	6,093	2,237
Mears Group PLC	41,935	67,426
Meggitt PLC	89,420	344,366
Metro Bank PLC (A)	2,940	3,850
Micro Focus International PLC	8,657	34,345
Midwich Group PLC	2,530	12,977
Mitchells & Butlers PLC (A)	120,903	277,939
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	89

	Shares	Value
United Kingdom (continued)
Mitie Group PLC	489,675	$216,241
MJ Gleeson PLC	19,340	158,701
Moneysupermarket.com Group PLC	199,309	807,943
Morgan Advanced Materials PLC	122,589	379,934
Morgan Sindall Group PLC	18,950	318,936
Morses Club PLC	5,182	3,856
Mortgage Advice Bureau Holdings, Ltd.	7,261	63,448
Mothercare PLC (A)	50,136	4,054
Motorpoint group PLC	20,167	73,842
MP Evans Group PLC	5,081	41,153
N. Brown Group PLC	58,390	42,747
Naked Wines PLC	19,121	116,686
National Express Group PLC	190,812	323,357
NCC Group PLC	114,776	274,632
Next Fifteen Communications Group PLC	2,785	17,735
Nichols PLC	1,774	29,633
Norcros PLC	20,215	37,013
Numis Corp. PLC	26,686	103,836
On the Beach Group PLC (D)	54,455	220,419
OneSavings Bank PLC	76,933	313,122
Oxford Instruments PLC	24,079	505,482
Pagegroup PLC	121,548	621,711
Pan African Resources PLC	407,545	132,088
Paragon Banking Group PLC	135,278	642,425
PayPoint PLC	30,147	252,198
Pendragon PLC (A)	507,217	50,980
Pennon Group PLC	49,599	662,695
Petrofac, Ltd. (B)	90,291	195,665
Pets at Home Group PLC	247,826	966,446
Pharos Energy PLC (A)	103,615	18,787
Photo-Me International PLC	110,712	71,227
Polar Capital Holdings PLC	22,271	154,300
Polypipe Group PLC (A)	98,834	573,006
Porvair PLC	10,112	72,592
Premier Foods PLC (A)	406,193	456,280
Premier Oil PLC (A)(B)	257,019	77,324
Provident Financial PLC (A)	72,617	240,515
PZ Cussons PLC	130,951	358,058
QinetiQ Group PLC	259,850	1,005,586
Quilter PLC (D)	801,170	1,519,184
Rank Group PLC	69,151	123,679
Rathbone Brothers PLC	19,140	431,123
Reach PLC (B)	161,100	112,459
Redcentric PLC	1,167	2,164
90	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Redde Northgate PLC	68,991	$173,356
Redrow PLC	119,292	722,003
Renew Holdings PLC	13,808	77,898
Renewi PLC	324,639	100,850
Renishaw PLC	7,756	495,416
Ricardo PLC	19,037	78,125
River & Mercantile Group PLC	4,888	10,592
RM PLC	12,019	29,672
Robert Walters PLC	17,111	99,547
Rotork PLC	331,701	1,328,964
Royal Mail PLC	356,401	851,455
RPS Group PLC	86,944	49,091
RWS Holdings PLC	8,547	68,921
S&U PLC	1,096	21,779
Sabre Insurance Group PLC (D)	44,168	157,657
Saga PLC	621,079	113,251
Savannah Energy PLC (A)	164,277	21,931
Savills PLC	62,671	682,914
Scapa Group PLC (A)	26,431	40,430
ScS Group PLC	4,496	10,293
SDL PLC (A)	33,606	322,977
Senior PLC	155,861	108,504
Serco Group PLC (A)	114,173	215,253
Severfield PLC	117,388	81,135
SIG PLC	356,052	152,254
Signature Aviation PLC	346,865	1,202,251
Smart Metering Systems PLC (B)	15,567	133,485
Softcat PLC	45,182	836,769
Spectris PLC	46,384	1,576,517
Speedy Hire PLC	245,749	167,751
Spire Healthcare Group PLC (D)	99,139	120,910
Spirent Communications PLC	220,046	864,514
Sportech PLC (A)	21,102	4,218
SSP Group PLC	167,498	548,542
St. Modwen Properties PLC	101,692	439,976
Stagecoach Group PLC	189,614	109,189
SThree PLC	55,121	184,022
Stobart Group, Ltd. (A)	104,469	33,980
Stock Spirits Group PLC	80,006	231,596
Stolt-Nielsen, Ltd.	9,140	89,437
Studio Retail Group PLC (A)	18,987	57,191
STV Group PLC	8,759	24,559
Subsea 7 SA (A)	13,563	109,822
Superdry PLC	17,005	29,874
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	91

	Shares	Value
United Kingdom (continued)
Synthomer PLC	147,793	$617,449
TalkTalk Telecom Group PLC	238,187	233,387
Tate & Lyle PLC	170,271	1,543,836
Tatton Asset Management PLC	9,513	35,518
TClarke PLC	22,432	27,675
Ted Baker PLC	24,248	35,632
Telecom Plus PLC	25,847	475,537
Telit Communications PLC (A)	27,359	56,088
TEN Entertainment Group PLC	5,425	9,114
The Go-Ahead Group PLC	18,544	162,225
The Gym Group PLC (D)	50,921	108,290
The Parkmead Group PLC (A)	14,125	6,260
The Restaurant Group PLC	80,676	61,335
The Vitec Group PLC	13,617	125,663
The Weir Group PLC	58,709	1,001,774
Thomas Cook Group PLC (A)(C)	415,078	0
Topps Tiles PLC	62,375	43,512
TORM PLC	17,318	119,847
TP ICAP PLC	255,093	1,017,957
Travis Perkins PLC	107,760	1,764,026
Trifast PLC	32,876	45,524
TT Electronics PLC	86,780	203,135
Tullow Oil PLC (A)(B)	630,952	173,817
Tyman PLC	19,791	52,341
U & I Group PLC	64,085	57,048
Ultra Electronics Holdings PLC	37,164	1,145,178
Urban & Civic PLC	46,480	143,824
Vectura Group PLC	364,754	529,623
Vertu Motors PLC	137,576	43,837
Vesuvius PLC	114,703	617,003
Victrex PLC	36,285	931,251
Virgin Money UK PLC (A)	258,771	320,755
Vistry Group PLC	88,645	755,054
Vivo Energy PLC (D)	80,368	80,208
Volex PLC	43,306	102,962
Volution Group PLC	50,383	111,694
Vp PLC	2,803	23,801
Watkin Jones PLC	52,982	104,570
WH Smith PLC	43,193	680,166
William Hill PLC	296,793	683,985
Wilmington PLC	8,311	13,969
Wincanton PLC	57,096	147,733
Xaar PLC (A)	24,649	28,374
Young & Company's Brewery PLC, Class A	898	12,634
92	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States 0.5%		$4,355,147
Alacer Gold Corp. (A)	165,039	1,140,033
Argonaut Gold, Inc. (A)(B)	100,853	214,178
Burford Capital, Ltd.	19,338	146,184
Diversified Gas & Oil PLC	18,577	27,243
Energy Fuels, Inc. (A)	20,569	37,532
GetSwift, Ltd. (A)	25,277	13,301
Invesque, Inc.	13,800	27,600
Primo Water Corp. (B)	10,378	141,971
Primo Water Corp. (Toronto Stock Exchange)	58,761	804,593
PureTech Health PLC (A)	52,129	194,556
REC Silicon ASA (A)	90,960	38,891
Reliance Worldwide Corp., Ltd.	193,453	544,472
Samsonite International SA (A)(B)(D)	491,100	567,332

Sims, Ltd.	76,679	457,261
Preferred securities 0.4%		$2,933,152
(Cost $2,441,988)
Germany 0.4%		2,933,152
Biotest AG	8,385	269,671
Draegerwerk AG & Company KGaA	3,998	339,011
FUCHS PETROLUB SE	23,684	1,120,284
Jungheinrich AG	19,726	635,073
Sixt SE	6,477	364,625
STO SE & Company KGaA	1,172	155,224
Villeroy & Boch AG	3,600	49,264
Rights 0.0%		$4,749
(Cost $134,092)
Langham Hospitality Investments and Langham Hospitality Investments, Ltd. (Expiration Date: 9-8-20; Strike Price: HKD 0.95) (A)	192,750	249
Sembcorp Marine, Ltd. (Expiration Date: 9-3-20; Strike Price: SGD 0.20) (A)	1,224,500	4,500
Warrants 0.0%		$1,305
(Cost $0)
Technicolor SA (Expiration Date: 9-22-24; Strike Price: EUR 3.58) (A)	3,276	1,305

	Yield (%)	Shares	Value
Short-term investments 5.3%			$42,597,673
(Cost $42,575,347)
Short-term funds 5.3%			42,597,673
John Hancock Collateral Trust (E)	0.2611(F)	4,255,214	42,597,673

Total investments (Cost $778,879,202) 104.2%	$834,324,713
Other assets and liabilities, net (4.2%)	(33,685,712)
Total net assets 100.0%	$800,639,001

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	93

Currency Abbreviations
EUR	Euro
HKD	Hong Kong Dollar
SGD	Singapore Dollar

Security Abbreviations and Legend
ADR	American Depositary Receipt
CVR	Contingent Value Right
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-20.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 8-31-20.
94	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	35	Long	Sep 2020	$3,293,040	$3,322,025	$28,985
						$28,985
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-20, the aggregate cost of investments for federal income tax purposes was $790,642,373. Net unrealized appreciation aggregated to $43,711,325, of which $178,963,514 related to gross unrealized appreciation and $135,252,189 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	95

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

(a)

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds -Nominating and Governance Committee Charter"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: October 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: October 15, 2020

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: October 15, 2020